                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

                      Amended and Restated Credit Agreement

                                   Dated as of

                                  April 7, 2005

                                      among

                    St. Mary Land & Exploration Company,
                                  as Borrower,

                      Wachovia Bank, National Association,
                            as Administrative Agent,

                             Wells Fargo Bank, N.A.,
                              As Syndication Agent,

                                  BNP Paribas,
                             Comerica Bank - Texas,
                                       and
                           JPMorgan Chase Bank, N.A.,
                           As Co-Documentation Agents,

                                       and

                            The Lenders Party Hereto

                                      with

                           Wachovia Securities, Inc.,
                           As Joint Lead Arranger and
                                 Sole Bookrunner

                                       and
                             Wells Fargo Bank, N.A.,
                             As Joint Lead Arranger

                           $500,000,000 Senior Secured
                            Revolving Credit Facility

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

Section 2.06         Termination, Reduction and Increase of Aggregate

Section 4.01         Payments Generally; Pro Rata Treatment;

                                       i

Section 8.01         Financial Statements; Ratings Change; Other Information..55

                                       ii

Section 11.09        Authority of Administrative Agent to Release

                                      iii

Section 12.07        Severability.............................................86
Section 12.08        Right of Setoff..........................................86
Section 12.09        GOVERNING LAW; JURISDICTION; CONSENT TO

         Annex I..         List of Commitments

         Exhibit A         Form of Note
         Exhibit B         Form of Compliance Certificate
         Exhibit           C Form of Legal Opinion of Ballard Spahr
                           Andrews & Ingersoll, LLP, special
                           counsel to the Borrower and the Guarantors
         Exhibit D-1       Security Instruments
         Exhibit D-2       Form of Guaranty Agreement
         Exhibit D-3       Form of Pledge - Borrower
         Exhibit D-4       Form of Pledge - Nance
         Exhibit E         Form of Assignment and Assumption
         Exhibit F-1       Form of Commitment Increase Certificate
         Exhibit F-2       Form of Additional Lender Certificate

         Schedule 7.05     Litigation
         Schedule 7.15     Subsidiaries and Partnerships;
                           Non-Material Subsidiaries
         Schedule 7.19     Gas Imbalances
         Schedule 7.20     Marketing Contracts
         Schedule 7.21     Swap Agreements
         Schedule 7.24     Material Agreements
         Schedule 9.05(a)  Investments
         Schedule 9.05(h)  Existing Investments (Non-Oil and Gas)

                                       iv

          THIS AMENDED AND RESTATED CREDIT AGREEMENT dated as of April 7, 2005, is by and among ST. MARY LAND & EXPLORATION COMPANY, a corporation duly formed and existing under the laws of the State of Delaware (the "Borrower");
                                                                  --------
each of the Lenders from time to time party hereto; WACHOVIA BANK, NATIONAL
ASSOCIATION (in its individual capacity, "Wachovia"), as administrative agent
                                          --------
for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent") WELLS FARGO BANK, N.A., as Syndication
               --------------------
Agent; and BNP PARIBAS, COMERICA BANK-TEXAS, and JPMORGAN CHASE BANK, N.A., as
Co-Documentation Agents.

          The parties hereto agree as follows:

                                   ARTICLE I
                       Definitions and Accounting Matters

     Section 1.01 Terms  Defined  Above.  As  used in this  Amended and Restated
                  ---------------------
Credit Agreement, each term defined above has the meaning indicated above.

     Section 1.02 Certain  Defined  Terms.  As used in this Amended and Restated
                  -----------------------
Credit Agreement, the following terms have the meanings specified below:

     "ABR",  when used in reference to any Loan or Borrowing,  refers to whether
      ---
such Loan, or the Loans  comprising  such Borrowing,  are bearing  interest at a rate determined by reference to the Alternate Base Rate.

     "Additional  Lender"  has the  meaning  assigned  to such  term in  Section
      ------------------
2.06(c)(i).

     "Additional  Lender  Certificate"  has the meaning assigned to such term in
      -------------------------------
Section 2.06(c)(ii)F.

     "Adjusted LIBO Rate" means,  with respect to any  Eurodollar  Borrowing for
      ------------------
any Interest Period, an interest rate per annum (rounded upwards,  if necessary, to the next  1/16 of 1%)  equal to (a) the LIBO  Rate for such  Interest  Period multiplied by (b) the Statutory Reserve Rate.

     "Administrative  Questionnaire" means an Administrative  Questionnaire in a
      -----------------------------
form supplied by the Administrative Agent.

     "Affected Loans" has the meaning assigned such term in Section 5.05.
      --------------

     "Affiliate" means, with respect to a specified Person,  another Person that
      ---------
directly,  or  indirectly  through  one or more  intermediaries,  Controls or is
Controlled by or is under common Control with the Person specified.

     "Aggregate  Commitment"  at any time  means  the  aggregate  amount  of the
      ---------------------
Commitments of all the Lenders, as reduced, increased or terminated from time to time pursuant to the terms hereof;  provided that the Aggregate Commitment shall
                                    -------- ----
not at any time exceed the Maximum Credit Amount; and provided further that, the
                                                      -------- ------- ----

initial Aggregate  Commitment  hereunder is $200,000,000 for the period from and including the  Effective  Date to but excluding the date such amount is reduced, increased or terminated pursuant to the terms hereof.

     "Aggregate  Revolving  Credit  Exposures"  at any time means the  aggregate
      ---------------------------------------
amount of the Revolving Credit Exposures of all of the Lenders.

     "Agreement" means this Amended and Restated Credit  Agreement,  as the same
      ---------
may from time to time be amended, modified, supplemented or restated.

     "Alternate  Base Rate"  means,  for any day, a rate per annum  equal to the
      --------------------
greater  of (a) the Prime  Rate in effect on such day or (b) the  Federal  Funds
Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate
Base Rate due to a change in the Prime Rate or the Federal Funds  Effective Rate
shall be effective  from and including the effective  date of such change in the
Prime Rate or the Federal Funds Effective Rate, respectively.

     "Applicable  Margin"  means,  for any day,  with respect to any ABR Loan or
      ------------------
Eurodollar  Loan, or with respect to any commitment fees payable  hereunder,  as the case may be, the rate per annum set forth in the Borrowing Base  Utilization
Grid below based upon the Borrowing Base Utilization Percentage then in effect:

                         Borrowing Base Utilization Grid
    --------------------------- ------------ ------------- ------------ -------------
    Borrowing Base
    Utilization
    Percentage                      <50%       >50% <75%     >75% <90%       >90%
    --------------------------- ------------ ------------- ------------ -------------
    Eurodollar Loans                1.000%       1.250%        1.500%       1.750%
    --------------------------- ------------ ------------- ------------ -------------
    ABR Loans                       0.000%       0.000%        0.250%       0.500%
    --------------------------- ------------ ------------- ------------ -------------
    Commitment Fee
    Rate                            0.250%       0.300%        0.375%       0.375%
    --------------------------- ------------ ------------- ------------ -------------

     Each  change  in the  Applicable  Margin  shall  apply  during  the  period commencing  on the  effective  date  of  such  change  and  ending  on the  date immediately  preceding  the  effective  date of the next such change,  provided, however,  that if at any time the  Borrower  fails to  deliver a Reserve  Report pursuant  to Section  8.12(a),  then until  such time as the  Reserve  Report is delivered the "Applicable Margin" means the rate per annum set forth on the grid
               -----------------
when the Borrowing Base Utilization Percentage is at its highest level.

     "Applicable  Percentage"  means, with respect to any Lender, the percentage
      ----------------------
of the Aggregate  Commitments  represented  by such Lender's  Commitment as such percentage is set forth on Annex I.

     "Approved  Counterparty"  means (a) any Lender or any Affiliate of a Lender
      ----------------------
and (b) any  other  Person  whose  long term  senior  unsecured  debt  rating is
BBB+/Baa1 by S&P or Moody's (or their equivalent) or higher.

     "Approved  Fund" means (a) a CLO and (b) with respect to any Lender that is
      --------------
a fund which invests in bank loans and similar  extensions of credit,  any other fund that invests in bank loans and similar  extensions of credit and is managed by the  same  investment  advisor  as such  Lender  or by an  Affiliate  of such investment advisor.

     "Approved   Petroleum   Engineers"  means  (a)  Netherland,   Sewell  &
      --------------------------------
Associates,  Inc., (b) Ryder Scott Company Petroleum  Consultants,  L.P. and (c)
any  other  independent   petroleum  engineers  reasonably   acceptable  to  the
Administrative Agent.

     "Assignment and Assumption" means an assignment and assumption entered into
      -------------------------
by a Lender and an  assignee  (with the  consent of any party  whose  consent is required by Section 12.04(b)),  and accepted by the Administrative Agent, in the form of Exhibit E or any other form approved by the Administrative Agent.

     "Availability  Period"  means the period from and  including  the Effective
      --------------------
Date to but excluding the Termination Date.

     "Board" means the Board of Governors of the Federal  Reserve  System of the
      -----
United States of America or any successor Governmental Authority.

     "Borrowing"  means Loans of the same Type, made,  converted or continued on
      ---------
the  same  date  and,  in the  case of  Eurodollar  Loans,  as to which a single
Interest Period is in effect.

     "Borrowing Base" means at any time an amount equal to the amount determined
      --------------
in  accordance  with Section 2.07, as the same may be adjusted from time to time pursuant to Section 8.13(c), Section 9.12(a), Section 9.13 or Section 9.21.

     "Borrowing Base Utilization  Percentage" means, as of any day, the fraction
      --------------------------------------
expressed as a percentage,  the  numerator of which is the  Aggregate  Revolving
Credit Exposures of the Lenders on such day, and the denominator of which is the
Borrowing Base in effect on such day.

     "Borrowing  Request"  means a request by the  Borrower  for a Borrowing  in
      ------------------
accordance with Section 2.03.

     "Business Day" means any day that is not a Saturday, Sunday or other day on
      ------------
which  commercial  banks in  Charlotte,  North  Carolina or  Houston,  Texas are
authorized  or  required by law to remain  closed;  and if such day relates to a
Borrowing  or  continuation  of, a payment  or  prepayment  of  principal  of or interest  on,  or a  conversion  of or  into,  or the  Interest  Period  for,  a
Eurodollar  Loan or a notice by the Borrower with respect to any such  Borrowing or continuation,  payment,  prepayment,  conversion or Interest Period,  any day which is also a day on which dealings in dollar  deposits are carried out in the
London interbank market.

     "Capital  Leases" means,  in respect of any Person,  all leases which shall
      ---------------
have been,  or should have been, in  accordance  with GAAP,  recorded as capital leases  on the  balance  sheet  of the  Person  liable  (whether  contingent  or otherwise) for the payment of rent thereunder.

     "Casualty  Event" means any  uninsured  loss,  uninsured  casualty or other
      ---------------
uninsured  damage  to, or any  nationalization,  taking  under  power of eminent domain or by condemnation or similar proceeding of, any Property of the Borrower or any of its  Material  Subsidiaries  having a fair  market  value in excess of
$1,000,000.

     "Change in Control"  means (a) the  acquisition  of ownership,  directly or
      -----------------
indirectly,  beneficially  or of  record,  by any  Person or group  (within  the meaning  of the  Securities  Exchange  Act of  1934  and  the  rules  of the SEC thereunder as in effect on the date hereof),  of Equity  Interests  representing more than 30% of the aggregate  ordinary voting power  represented by the issued and outstanding  Equity Interests of the Borrower,  (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons  who were  neither (i)  nominated  by the board of  directors  of the
Borrower nor (ii) appointed by directors so nominated or (c) the  acquisition of direct or indirect Control of the Borrower by any Person or group.

     "Change in Law" means (a) the adoption of any law, rule or regulation after
      -------------
the date of this Agreement,  (b) any change in any law, rule or regulation or in the  interpretation or application  thereof by any Governmental  Authority after the date of this  Agreement or (c)  compliance by any Lender or the Issuing Bank
(or, for purposes of Section  5.01(b)),  by any lending office of such Lender or by such  Lender's  or the  Issuing  Bank's  holding  company,  if any)  with any request,  guideline or directive (whether or not having the force of law) of any
Governmental Authority made or issued after the date of this Agreement.

     "CLO"  means any  entity  (whether  a  corporation,  partnership,  trust or
      ---
otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar  extensions  of credit in the  ordinary  course of its business  and is  administered  or managed by a Lender or an  Affiliate  of such
Lender.

     "Code"  means the Internal  Revenue  Code of 1986,  as amended from time to
      ----
time, and any successor statute.

     "Commitment"  means,  with respect to each Lender,  the  commitment of such
      ----------
Lender  to make  Loans  and to  acquire  participations  in  Letters  of  Credit hereunder,  expressed as an amount  representing the maximum aggregate amount of such Lender's Revolving Credit Exposure hereunder, as such commitment may be (a)
modified  from time to time  pursuant to Section 2.06 and (b) modified from time to time  pursuant  to  assignments  by or to such  Lender  pursuant  to  Section
12.04(b).  The amount representing each Lender's Commitment shall at any time be the lesser of such Lender's Applicable  Percentage of the Aggregate  Commitment.
The  amount of each  Lender's  initial  Commitment  is set forth  opposite  such
Lender's name on Annex I under the caption "Commitment."

     "Commitment  Fee  Rate" has the  meaning  set  forth in the  definition  of
      ---------------------
"Applicable Margin".
 -----------------

     "Commitment Increase  Certificate" has the meaning assigned to such term in
      --------------------------------
Section 2.06(c)(ii)E.

     "Consolidated  Net  Income"  means  with  respect to the  Borrower  and the
      -------------------------
Consolidated  Subsidiaries,  for any period, the aggregate of the net income (or loss) of the Borrower and the  Consolidated  Subsidiaries  after  allowances for taxes for such period  determined on a  consolidated  basis in  accordance  with
GAAP;  provided that there shall be excluded from such net income (to the extent otherwise  included therein) the following:  (a) the net income of any Person in which  the  Borrower  or any  Consolidated  Subsidiary  has an  interest  (which interest  does not cause the net income of such other Person to be  consolidated with  the net  income  of the  Borrower  and the  Consolidated  Subsidiaries  in
accordance  with  GAAP),  except to the  extent of the  amount of  dividends  or distributions  actually  paid in cash during such period by such other Person to the Borrower or to a  Consolidated  Subsidiary,  as the case may be; (b) the net income (but not loss) during such period of any  Consolidated  Subsidiary to the extent that the declaration or payment of dividends or similar  distributions or transfers or loans by that Consolidated  Subsidiary is not at the time permitted by  operation  of the  terms of its  charter  or any  agreement,  instrument  or
Governmental  Requirement  applicable  to  such  Consolidated  Subsidiary  or is otherwise  restricted or prohibited,  in each case determined in accordance with
GAAP;  (c) any non-cash  gains or losses  during such  period;  (d) any gains or losses attributable to writeups or writedowns of assets,  including  impairments of oil  and  gas  properties;  (e)  mark-to-market  adjustments  related  to the utilization  of  derivative  instruments;  and  (f)  changes  in  the  liability associated  with the future  payments of amounts under the Net Profits  Interest
Bonus Plan.

     "Consolidated  Subsidiaries" means each Subsidiary of the Borrower (whether
      --------------------------
now existing or hereafter created or acquired) the financial statements of which shall be (or should have been) consolidated with the financial statements of the
Borrower in accordance with GAAP.

     "Control"  means the  possession,  directly or indirectly,  of the power to
      -------
direct or cause the direction of the management or policies of a Person, whether through  the  ability to  exercise  voting  power,  by  contract  or  otherwise.
"Controlling" and "Controlled" have meanings correlative thereto.
 -----------       ----------

     "Debt"  means,  for  any  Person,   the  sum  of  the  following   (without
      ----
duplication): (a) all obligations of such Person for borrowed money or evidenced by bonds, bankers' acceptances,  debentures, notes or other similar instruments;
(b) all obligations of such Person (whether  contingent or otherwise) in respect of letters of credit,  surety or other  bonds and similar  instruments;  (c) all accounts  payable,  accrued  expenses,  liabilities or other obligations of such
Person to pay the  deferred  purchase  price of  Property or  services;  (d) all obligations  under Capital Leases;  (e) all obligations  under Synthetic Leases;
(f) all Debt (as  defined  in the other  clauses of this  definition)  of others secured by a Lien on any  Property of such  Person,  whether or not such Debt is assumed by such  Person;  (g) all Debt (as defined in the other  clauses of this definition)  of  others  guaranteed  by such  Person  or in  which  such  Person otherwise  assures a creditor against loss of the Debt (howsoever such assurance shall be made) to the  extent of the  lesser of the  amount of such Debt and the maximum  stated  amount of such  guarantee or assurance  against  loss;  (h) all obligations or undertakings of such Person to maintain or cause to be maintained the  financial  position  or  covenants  of  others or to  purchase  the Debt or
Property of others; (i) obligations to deliver  commodities,  goods or services, including,  without  limitation,  Hydrocarbons,  in consideration of one or more advance payments,  other than gas balancing  arrangements in the ordinary course of business;  (j)  obligations to pay for goods or services  whether or not such goods or services are actually received or utilized by such Person; (k) any Debt of a  partnership  for  which  such  Person is liable  either by  agreement,  by operation of law or by a Governmental Requirement but only to the extent of such liability;  (l) Disqualified  Capital Stock; and (m) the undischarged balance of any production  payment created by such Person or for the creation of which such
Person  directly or indirectly  received  payment.  The Debt of any Person shall include all  obligations of such Person of the character  described above to the extent such Person  remains  legally liable in respect  thereof  notwithstanding that any such  obligation  is not  included as a liability  of such Person under
GAAP;  provided,   however,  the  contingent  obligations  of  Borrower  or  any
Subsidiary  of  Borrower  pursuant to any  purchase  and sale  agreement,  stock purchase  agreement,  merger agreement or similar agreement shall not constitute
"Debt" within this  definition so long as none of same contains an obligation to pay money over time. It is hereby  understood and agreed that in calculating the amount of Debt in respect of borrowed money, the effect of Financial  Accounting
Standards Board Statement No. 133 shall be disregarded.

     "Default"  means  any  event or  condition  which  constitutes  an Event of
      -------
Default or which  upon  notice,  lapse of time or both  would,  unless  cured or waived, become an Event of Default.

     "Disqualified  Capital Stock" means any Equity  Interest that, by its terms
      ---------------------------
(or by the terms of any security into which it is convertible or for which it is exchangeable)  or upon the  happening  of any event,  matures or is  mandatorily redeemable for any consideration  other than other Equity Interests (which would
not  constitute   Disqualified  Capital  Stock),  pursuant  to  a  sinking  fund obligation  or  otherwise,  or  is  convertible  or  exchangeable  for  Debt  or redeemable for any consideration  other than other Equity Interests (which would not constitute  Disqualified Capital Stock) at the option of the holder thereof, in whole or in part,  on or prior to the date that is one year after the earlier of (a) the  Maturity  Date and (b) the  date on which  there  are no  Loans,  LC
Exposure or other obligations  hereunder  outstanding and all of the Commitments are terminated.

     "dollars" or "$" refers to lawful money of the United States of America.
      -------

     "EBITDA" means, for any period, the sum of Consolidated Net Income for such
      ------
period  plus the  following  expenses  or charges to the  extent  deducted  from
Consolidated  Net  Income  in  such  period:  interest,   taxes,   depreciation,
depletion,  amortization,  noncash impairment charges and other noncash charges, minus all noncash  income  added to  Consolidated  Net Income.  Noncash  charges include  mark-to-market  adjustments  related to the  utilization  of derivative instruments and changes in the liability  associated with the future payments of amounts under the Net Profits Interest Bonus Plan.

     "Effective  Date"  means  the date on which  the  conditions  specified  in
      ---------------
Section 6.01 are satisfied (or waived in accordance with Section 12.02).

     "Engineering  Reports"  has the  meaning  assigned  such  term  in  Section
      --------------------
2.07(c)(i).

     "Environmental Laws" means any and all Governmental Requirements pertaining
      ------------------
in any way to health, safety, the environment or the preservation or reclamation of  natural  resources,  in  effect  in any and all  jurisdictions  in which the
Borrower or any Subsidiary is conducting or at any time has conducted  business, or where any Property of the Borrower or any  Subsidiary  is located,  including without limitation, the Oil Pollution Act of 1990 ("OPA"), as amended, the Clean

Air Act, as amended, the Comprehensive  Environmental,  Response,  Compensation,
and Liability Act of 1980  ("CERCLA"),  as amended,  the Federal Water Pollution
                             ------
Control  Act, as amended,  the  Occupational  Safety and Health Act of 1970,  as
amended,  the  Resource  Conservation  and  Recovery  Act of 1976  ("RCRA"),  as
                                                                     ----
amended,  the Safe Drinking Water Act, as amended,  the Toxic Substances Control

Act, as amended,  the Superfund  Amendments and  Reauthorization Act of 1986, as
amended,  the  Hazardous  Materials  Transportation  Act, as amended,  and other environmental  conservation or protection  Governmental  Requirements.  The term
"oil" shall have the meaning  specified in OPA, the terms "hazardous  substance"
                                                           --------------------
and "release" (or "threatened  release") have the meanings  specified in CERCLA,
     -------       -------------------
the terms  "solid  waste"  and  "disposal"  (or  "disposed")  have the  meanings
            ------------         --------         --------
specified  in RCRA  and the term  "oil and gas  waste"  shall  have the  meaning
                                   ------------------
specified  in Section  91.1011 of the Texas  Natural  Resources  Code  ("Section
                                                                         -------
91.1011");  provided, however, that (a) in the event either OPA, CERCLA, RCRA or
-------
Section  91.1011 is amended so as to  broaden  the  meaning of any term  defined thereby,  such broader  meaning shall apply  subsequent to the effective date of such amendment and (b) to the extent the laws of the state or other jurisdiction in which any Property of the Borrower or any  Subsidiary is located  establish a meaning for "oil," "hazardous  substance,"  "release," "solid waste," "disposal"
             ---    --------------------     -------    -----------    --------
or "oil and gas  waste"  which is broader  than that  specified  in either  OPA,
    ------------------
CERCLA, RCRA or Section 91.1011, such broader meaning shall apply.

     "Equity  Interests" means shares of capital stock,  partnership  interests,
      -----------------
joint venture interest or interests in comparable entities, membership interests in a limited liability company,  beneficial interests in a trust or other equity ownership  interests  in a Person,  and any  warrants,  options or other  rights entitling the holder thereof to purchase or acquire any such Equity Interest.

     "ERISA"  means the Employee  Retirement  Income  Security  Act of 1974,  as
      -----
amended, and any successor statute.

     "ERISA   Affiliate"   means  each  trade  or   business   (whether  or  not
      -----------------
incorporated)  which together with the Borrower or a Subsidiary  would be deemed to be a "single  employer" within the meaning of section  4001(b)(1) of ERISA or subsections (b), (c), (m) or (o) of section 414 of the Code.

     "ERISA Event" means (a) a "Reportable  Event"  described in section 4043 of
      -----------
ERISA and the regulations issued thereunder, (b) the withdrawal of the Borrower, a Subsidiary or any ERISA  Affiliate  from a Plan during a plan year in which it was a "substantial  employer" as defined in section 4001(a)(2) of ERISA, (c) the filing  of a notice of intent to  terminate  a Plan or the  treatment  of a Plan amendment as a termination  under section 4041 of ERISA,  (d) the institution of proceedings  to terminate a Plan by the PBGC or (e) any other event or condition which might  constitute  grounds under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

     "Eurodollar",  when used in reference to any Loan or  Borrowing,  refers to
      ----------
whether such Loan, or the Loans comprising such Borrowing,  are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

     "Event of Default" has the meaning assigned such term in Section 10.01.
      ----------------

     "Excepted  Liens"  means:  (a)  Liens  for  Taxes,   assessments  or  other
      ---------------
governmental  charges  or  levies  which are not  delinquent  or which are being contested in good faith by appropriate  action and for which  adequate  reserves have been  maintained in  accordance  with GAAP;  (b) Liens in  connection  with workers' compensation,  unemployment insurance or other social security, old age pension or public  liability  obligations  which are not delinquent or which are being  contested  in good faith by  appropriate  action  and for which  adequate reserves have been maintained in accordance with GAAP; (c) statutory  landlord's liens, operators', vendors', carriers', warehousemen's, repairmen's, mechanics', suppliers', workers', materialmen's, construction or other like Liens arising by operation  of law  in  the  ordinary  course  of  business  or  incident  to the exploration,  development,  operation and  maintenance of Oil and Gas Properties each of which is in respect of obligations  that are not delinquent or which are being  contested  in good faith by  appropriate  action  and for which  adequate reserves have been  maintained in accordance  with GAAP; (d)  contractual  Liens which arise in the ordinary course of business under operating agreements, joint venture  agreements,  oil and gas  partnership  agreements,  oil and gas leases, farm-out agreements,  division orders, contracts for the sale, transportation or exchange of oil and  natural  gas,  unitization  and  pooling  declarations  and agreements,  area of mutual interest agreements,  overriding royalty agreements, marketing agreements, processing agreements, net profits agreements, development
agreements,   gas  balancing  or  deferred  production  agreements,   injection,
repressuring and recycling agreements,  salt water or other disposal agreements, seismic or other geophysical  permits or agreements,  and other agreements which are usual and customary in the oil and gas business and are for claims which are not delinquent or which are being contested in good faith by appropriate  action and for which adequate  reserves have been  maintained in accordance  with GAAP, provided  that any such Lien  referred  to in this  clause  does not  materially impair the use of the  Property  covered by such Lien for the purposes for which such Property is held by the Borrower or any Subsidiary or materially impair the value of such Property  subject  thereto;  (e) Liens arising solely by virtue of any  statutory or common law  provision  relating to banker's  liens,  rights of set-off or similar  rights and remedies and burdening  only deposit  accounts or other funds maintained with a creditor depository institution,  provided that no such deposit  account is a dedicated  cash  collateral  account or is subject to restrictions  against  access by the  depositor  in excess of those set forth by regulations  promulgated by the Board and no such deposit account is intended by
Borrower or any of its  Subsidiaries  to provide  collateral  to the  depository institution;  (f)  easements,  restrictions,  servitudes,  permits,  conditions, covenants,  exceptions  or  reservations  in any Property of the Borrower or any
Subsidiary   for  the   purpose  of  roads,   pipelines,   transmission   lines,
transportation  lines,  distribution  lines for the removal of gas, oil, coal or other minerals or timber,  and other like  purposes,  or for the joint or common use of real  estate,  rights  of way,  facilities  and  equipment,  which in the aggregate do not materially  impair the use of such Property for the purposes of which such  Property is held by the  Borrower or any  Subsidiary  or  materially impair  the  value  of such  Property  subject  thereto;  (g)  Liens  on cash or securities  pledged to secure  performance of tenders,  surety and appeal bonds, government  contracts,  performance  and  return  of money  bonds,  bids,  trade contracts,  leases,  statutory  obligations,  regulatory  obligations  and other obligations of a like nature  incurred in the ordinary  course of business;  (h)
Liens on existing and future cash, U.S.  government  securities,  and letters of credit  securing or supporting  Swap  Agreements  permitted  pursuant to Section
9.19;  and (i)  judgment  and  attachment  Liens not giving  rise to an Event of
Default,  provided that any appropriate  legal  proceedings  which may have been duly  initiated  for the  review of such  judgment  shall not have been  finally terminated or the period within which such proceeding may be initiated shall not have  expired and no action to enforce such Lien has been  commenced;  provided, further that Liens  described in clauses (a) through (e) shall remain  "Excepted
Liens" only for so long as no action to enforce such Lien has been commenced and no  intention to  subordinate  the first  priority  Lien granted in favor of the
Administrative Agent and the Lenders is to be hereby implied or expressed by the permitted existence of such Excepted Liens.

     "Excluded  Taxes"  means,  with respect to the  Administrative  Agent,  any
      ---------------
Lender,  the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrower or any Guarantor hereunder or under any other Loan Document,  (a) income or franchise  taxes imposed on (or measured
by) its net  income by the United  States of America or such other  jurisdiction under the laws of which such  recipient is  organized or in which its  principal office is located or, in the case of any Lender, in which its applicable lending office is located,  (b) any branch profits taxes imposed by the United States of
America  or any  similar  tax  imposed  by any other  jurisdiction  in which the
Borrower or any  Guarantor  is located and (c) in the case of a Foreign  Lender, any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign  Lender becomes a party to this Agreement (or designates a new lending  office) or is  attributable  to such  Foreign  Lender's  failure to comply with Section  5.03(e),  except to the extent that such Foreign Lender (or its assignor,  if any) was entitled, at the time of designation of a new lending office (or  assignment),  to receive  additional  amounts  with  respect to such withholding tax pursuant to Section 5.03(a) or Section 5.03(c).

     "Existing Credit Agreement" means that certain Credit Agreement dated as of
      -------------------------
January 27, 2002, among the Borrower,  Wachovia Bank, National  Association,  as
administrative  agent,  and the  lenders  party  thereto,  as the  same has been heretofore amended and supplemented from time to time.

     "Federal Funds  Effective  Rate" means,  for any day, the weighted  average
      ------------------------------
(rounded  upwards,  if  necessary,  to the  next  1/100  of 1%) of the  rates on overnight Federal funds  transactions with members of the Federal Reserve System arranged by Federal funds brokers,  as published on the next succeeding Business
Day by the  Federal  Reserve  Bank  of New  York,  or,  if  such  rate is not so published for any day that is a Business Day, the average (rounded  upwards,  if necessary,  to the  next  1/100 of 1%) of the  quotations  for such day for such transactions  received  by the  Administrative  Agent from three  Federal  funds brokers of recognized standing selected by it.

     "Financial Officer" means the chief financial officer, principal accounting
      -----------------
officer, treasurer or controller of the Borrower.

     "Financial  Statements" means the financial  statement or statements of the
      ---------------------
Borrower and its Consolidated Subsidiaries referred to in Section 7.04(a).

     "5.75%  Senior   Convertible   Notes"  means  those  certain  5.75%  Senior
      -----------------------------------
Convertible  Notes due 2022, in the aggregate  amount of $100,000,000  issued by the Borrower March 20, 2002.

     "Foreign  Lender"  means any Lender that is  organized  under the laws of a
      ---------------
jurisdiction  other than that in which the Borrower is located.  For purposes of this  definition,  the United  States of  America,  each State  thereof  and the
District of Columbia shall be deemed to constitute a single jurisdiction.

     "GAAP" means generally accepted accounting  principles in the United States
      ----
of America as in effect  from time to time  subject to the terms and  conditions set forth in Section 1.05.

     "Governmental  Authority"  means the  government  of the  United  States of
      -----------------------
America, any other nation or any political subdivision thereof, whether state or local,  and any agency,  authority,  instrumentality,  regulatory  body,  court, central  bank or  other  entity  exercising  executive,  legislative,  judicial, taxing,  regulatory  or  administrative  powers or functions of or pertaining to government over the Borrower, any Material Subsidiary,  any of their Properties, any Agent, the Issuing Bank or any Lender.

     "Governmental Requirement" means any law, statute, code, ordinance,  order,
      ------------------------
determination,   rule,  regulation,  judgment,  decree,  injunction,  franchise, permit, certificate,  license,  authorization or other directive or requirement,
whether  now  or  hereinafter   in  effect,   including,   without   limitation,
Environmental  Laws,  energy  regulations  and  occupational,  safety and health standards or controls, of any Governmental Authority.

     "Guarantors"  means the Material  Subsidiaries,  and each other  Subsidiary
      ----------
that guarantees the Indebtedness pursuant to Section 8.14(b).

     "Guaranty  Agreement"  means an  agreement  executed by the  Guarantors  in
      -------------------
substantially  the form of Exhibit D-2, as the same may be amended,  modified or supplemented from time to time.

     "Highest  Lawful  Rate" means,  with  respect to each  Lender,  the maximum
      ---------------------
nonusurious  interest rate, if any, that at any time or from time to time may be contracted  for, taken,  reserved,  charged or received on the Notes or on other
Indebtedness  under laws of the State of Texas which are presently in effect or, to the extent allowed by law, under such  applicable laws which may hereafter be in effect  and  which  allow a higher  maximum  nonusurious  interest  rate than applicable laws allow as of the date hereof.

     "Hydrocarbon Interests" means all rights, titles, interests and estates now
      ---------------------
or hereafter acquired in and to oil and gas leases, oil, gas and mineral leases, or other liquid or gaseous hydrocarbon leases, mineral fee interests, overriding royalty and royalty  interests,  net profit  interests  and  production  payment interests, including any reserved or residual interests of whatever nature.

     "Hydrocarbons"  means oil,  gas,  casinghead  gas, drip  gasoline,  natural
      ------------
gasoline, condensate,  distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined or separated therefrom.

     "Indebtedness"  means  any and all  amounts  owing  or to be  owing  by the
      ------------
Borrower or any Guarantor:  (a) to the Administrative Agent, the Issuing Bank or
any Lender  under any Loan  Document;  (b) to any Lender or any  Affiliate  of a
Lender  under any present or future Swap  Agreements  entered  into  between the
Borrower  or any  Guarantor  and  any  Lender  or  any  Affiliate  of a  Lender,
including, without limitation, the Swap Agreements entered into with a Lender or an  Affiliate  of a Lender and listed on  attached  Schedule  7.21,  and (c) all renewals, extensions and/or rearrangements of any of the above.

                                       10

     "Indemnified Taxes" means Taxes other than Excluded Taxes.
      -----------------

     "Information  Memorandum"  means the  Confidential  Information  Memorandum
      -----------------------
dated February, 2005, relating to the Borrower and the Transactions.

     "Initial  Reserve  Report"  means  (a) the  report of the  Borrower,  which
      ------------------------
includes  reserve  estimates  as  prepared  by Ryder  Scott  Company,  L.P.  and
Netherland,  Sewell Associates,  Inc., dated as of January 1, 2005, with respect to the value of the Oil and Gas  Properties  of the  Borrower  and its  Material
Subsidiaries  as of  December  31,  2004,  and (b) the report of the  Manager of
Reservoir  Engineering  of the  Borrower  dated as of December  31,  2004,  with respect  to the  value of the Oil and Gas  Properties  of the  Borrower  and its
Material Subsidiaries as of December 31, 2004.

     "Interest  Election  Request" means a request by the Borrower to convert or
      ---------------------------
continue a Borrowing in accordance with Section 2.04.

     "Interest  Payment  Date" means (a) with respect to any ABR Loan,  the last
      -----------------------
day of each calendar month and (b) with respect to any Eurodollar Loan, the last day of the Interest  Period  applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar  Borrowing with an Interest Period of more than three  months'  duration,  each day prior to the last day of such  Interest
Period that occurs at intervals of three months' duration after the first day of such Interest Period.

     "Interest  Period"  means with  respect to any  Eurodollar  Borrowing,  the
      ----------------
period  commencing on the date of such  Borrowing and ending on the  numerically corresponding  day in the calendar  month that is one, two,  three or six months thereafter, as the Borrower may elect; provided, that (a) if any Interest Period would end on a day other than a Business  Day,  such  Interest  Period  shall be extended  to the next  succeeding  Business  Day  unless  such  next  succeeding
Business Day would fall in the next calendar  month, in which case such Interest
Period shall end on the next preceding  Business Day and (b) any Interest Period pertaining to a Eurodollar  Borrowing that commences on the last Business Day of a calendar  month (or on a day for which there is no  numerically  corresponding day in the last calendar  month of such  Interest  Period) shall end on the last
Business Day of the last calendar  month of such Interest  Period.  For purposes hereof,  the date of a  Borrowing  initially  shall  be the  date on which  such
Borrowing is made and thereafter  shall be the effective date of the most recent conversion or continuation of such Borrowing.

     "Interim  Redetermination"  has the meaning  assigned  such term in Section
      ------------------------
2.07(b).

     "Interim  Redetermination  Date" means the date on which a  Borrowing  Base
      ------------------------------
that  has been  redetermined  pursuant  to an  Interim  Redetermination  becomes effective as provided in Section 2.07(d).

     "Investment" means, for any Person: (a) the acquisition  (whether for cash,
      ----------
Property,  services or securities or otherwise) of Equity Interests of any other
Person  or any  agreement  to make  any  such  acquisition  (including,  without limitation,  any "short sale" or any sale of any  securities at a time when such securities are not owned by the Person  entering into such short sale);  (b) the making of any deposit  with, or advance,  loan or other  extension of credit to,

                                       11

any other Person (including the purchase of Property from another Person subject to an  understanding  or  agreement,  contingent  or  otherwise,  to resell such
Property to such Person,  but excluding  any such advance,  loan or extension of credit having a term not exceeding  ninety (90) days  representing  the purchase price of  inventory or supplies  sold by such Person in the  ordinary  course of business)  or (c) the  entering  into of any  guarantee  (excluding  performance guarantees)  of, or other  contingent  obligation  (including the deposit of any
Equity  Interests  to be sold) with  respect to, Debt or other  liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person.

     "Issuing Bank" means Wachovia,  in its capacity as the issuer of Letters of
      ------------
Credit  hereunder,  and its  successors  in such capacity as provided in Section
2.08(j).  The  Issuing  Bank may,  in its  discretion,  arrange  for one or more
Letters of Credit to be issued by  Affiliates of the Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters
          ------------
of Credit issued by such Affiliate.

     "LC Commitment" at any time means $50,000,000.
      -------------

     "LC  Disbursement"  means a payment made by the Issuing Bank  pursuant to a
      ----------------
Letter of Credit.

     "LC Exposure"  means,  at any time,  the sum of (a) the  aggregate  undrawn
      -----------
amount of all outstanding  Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

     "Lenders"  means the Persons  listed on Annex I, any Person that shall have
      -------
become a party hereto pursuant to an Assignment and  Assumption,  other than any such Person  that ceases to be a party  hereto  pursuant  to an  Assignment  and
Assumption,  and any Person  that shall have become a party  hereto  pursuant to
Section 2.06(c).

     "Letter  of  Credit"  means any letter of credit  issued  pursuant  to this
      ------------------
Agreement,  and the  outstanding  letters of credit  issued  under the  Existing
Credit Agreement, more particularly described on attached Annex II.

     "Letter of Credit  Agreements" means all letter of credit  applications and
      ----------------------------
other  agreements  (including  any  amendments,   modifications  or  supplements
thereto)  submitted by the Borrower,  or entered into by the Borrower,  with the
Issuing Bank relating to any Letter of Credit.

     "LIBO  Rate"  means,  with  respect  to any  Eurodollar  Borrowing  for any
      ----------
Interest Period, the rate appearing on Page 3750 of the Dow Jones Market Service
(or on any successor or substitute page of such Service,  or any successor to or substitute  for such  Service,  providing  rate  quotations  comparable to those currently  provided  on  such  page  of  such  Service,  as  determined  by  the
Administrative  Agent from time to time for purposes of providing  quotations of interest rates applicable to dollar deposits in the London interbank  market) at
approximately   11:00  a.m.,  London  time,  two  Business  Days  prior  to  the commencement  of such Interest  Period,  as the rate for dollar  deposits with a maturity  comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such
                                                 ---------

                                       12

Eurodollar  Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are
offered  by  the  principal  London  office  of  the  Administrative   Agent  in
immediately  available  funds in the London  interbank  market at  approximately
11:00 a.m.,  London time,  two Business Days prior to the  commencement  of such
Interest Period.

     "Lien" means any interest in Property  securing an obligation owed to, or a
      ----
claim by, a Person other than the owner of the  Property,  whether such interest is based on the common law, statute or contract,  and whether such obligation or claim is fixed or  contingent,  and including but not limited to (a) the lien or security  interest  arising  from  a  mortgage,  encumbrance,  pledge,  security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes or (b) production payments and the like payable out of Oil and Gas  Properties.  The term "Lien"  shall  include  easements,  restrictions,
                                ----
servitudes, permits, conditions,  covenants, exceptions or reservations. For the purposes of this Agreement, the Borrower and its Subsidiaries shall be deemed to be the  owner of any  Property  which it has  acquired  or  holds  subject  to a conditional  sale  agreement,  or  leases  under  a  financing  lease  or  other arrangement  pursuant to which  title to the  Property  has been  retained by or vested in some other Person in a transaction intended to create a financing.

     "Loan  Documents"  means this  Agreement,  the Notes,  the Letter of Credit
      ---------------
Agreements, the Letters of Credit and the Security Instruments.

     "Loans"  means the loans made by the  Lenders to the  Borrower  pursuant to
      -----
this Agreement.

     "Majority  Lenders"  means,  at any time while no Loans or LC  Exposure  is
      -----------------
outstanding,  Lenders having at least sixty-six and two-thirds percent (66-2/3%)
of the Aggregate Commitments;  and at any time while any Loans or LC Exposure is outstanding, Lenders holding at least sixty-six and two-thirds percent (66-2/3%)
of the  outstanding  aggregate  principal  amount of the Loans or  participation interests  in  Letters  of Credit  (without  regard to any sale by a Lender of a participation in any Loan under Section 12.04(c)).

     "Material  Adverse  Effect"  means a  material  adverse  effect  on (a) the
      -------------------------
business, assets, operations, prospects or condition, financial or otherwise, of the  Borrower  and the  Subsidiaries  taken as a whole,  (b) the  ability of the
Borrower,  any  Subsidiary  or any  Guarantor to perform any of its  obligations under any Loan Document or (c) the rights and remedies of or benefits  available to the  Administrative  Agent,  the  Issuing  Bank or any Lender  under any Loan
Document.

     "Material  Agreements" means each agreement (whether one or more) described
      --------------------
or referred to on Schedule 7.24.

     "Material  Indebtedness"  means Debt  (other  than the Loans and Letters of
      ----------------------
Credit), or obligations in respect of one or more Swap Agreements, of any one or more of the  Borrower and its  Subsidiaries  in an  aggregate  principal  amount exceeding $15,000,000.  For purposes of determining Material  Indebtedness,  the
"principal  amount" of the  obligations  of the  Borrower or any  Subsidiary  in respect of any Swap Agreement at any time shall be the maximum  aggregate amount

                                       13

(giving effect to any netting  agreements)  that the Borrower or such Subsidiary would be required to pay if such Swap Agreement were terminated at such time.

     "Material   Subsidiary"   means  a  Subsidiary  of  Borrower  that  owns  a
      ---------------------
Substantial Portion of the Property of Borrower and its Subsidiaries.

     "Maturity Date" means April 7, 2010.
      -------------

     "Maximum  Credit Amount" means at any time an amount equal to the lesser of
      ----------------------
(a) the then effective Borrowing Base and (b) $500,000,000.

     "Moody's" means Moody's Investors  Service,  Inc. and any successor thereto
      -------
that is a nationally recognized rating agency.

     "Mortgaged  Property"  means  any  Property  owned by the  Borrower  or any
      -------------------
Material  Subsidiary  which is subject to the Liens  existing and to exist under the terms of the Security Instruments.

     "Multiemployer  Plan" means a Plan which is a multiemployer plan as defined
      -------------------
in section 3(37) or 4001 (a)(3) of ERISA.

     "New Borrowing  Base Notice" has the meaning  assigned such term in Section
      --------------------------
2.07(d).

     "Notes"  means the  promissory  notes of the Borrower  described in Section
      -----
2.02(d)  and being  substantially  in the form of Exhibit A,  together  with all amendments, modifications, replacements, extensions and rearrangements thereof.

     "Oil  and  Gas  Properties"  means  (a)  Hydrocarbon  Interests;   (b)  the
      -------------------------
Properties now or hereafter pooled or unitized with Hydrocarbon  Interests;  (c)
all  presently   existing  or  future   unitization,   pooling   agreements  and
declarations  of pooled units and the units created thereby  (including  without limitation  all  units  created  under  orders,  regulations  and  rules  of any
Governmental  Authority)  which may affect all or any portion of the Hydrocarbon
Interests;  (d)  all  operating  agreements,  contracts  and  other  agreements, including  production  sharing contracts and agreements,  which relate to any of the  Hydrocarbon  Interests  or the  production,  sale,  purchase,  exchange  or processing of Hydrocarbons  from or attributable to such Hydrocarbon  Interests;
(e) all  Hydrocarbons  in and  under  and  which  may be  produced  and saved or attributable to the Hydrocarbon  Interests,  including all oil in tanks, and all rents, issues, profits, proceeds,  products,  revenues and other incomes from or attributable to the  Hydrocarbon  Interests;  (f) all tenements,  hereditaments, appurtenances and Properties in any manner appertaining,  belonging,  affixed or incidental to the Hydrocarbon Interests and (g) all Properties,  rights, titles, interests  and estates  described  or referred to above,  including  any and all
Property, real or personal, now owned or hereinafter acquired and situated upon, used,  held for use or useful  in  connection  with the  operating,  working  or development of any of such Hydrocarbon Interests or Property (excluding drilling rigs,  automotive  equipment,  rental equipment or other personal Property which may be on such  premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells,  injection wells or other  wells,  buildings,  structures,  fuel  separators,  liquid  extraction plants, plant compressors,  pumps, pumping units, field gathering systems, tanks and tank batteries,  fixtures,  valves, fittings,  machinery and parts, engines,

                                       14

boilers, meters, apparatus,  equipment,  appliances, tools, implements,  cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements
and  servitudes  together  with  all  additions,  substitutions,   replacements,
accessions and attachments to any and all of the foregoing.

     "Other  Taxes"  means any and all  present or future  stamp or  documentary
      ------------
taxes or any other excise or Property  taxes,  charges or similar levies arising from any payment made hereunder or from the  execution,  delivery or enforcement of, or otherwise with respect to, this Agreement and any other Loan Document.

     "Participant" has the meaning set forth in Section 12.04(c)(i).
      -----------

     "PBGC" means the Pension  Benefit  Guaranty  Corporation,  or any successor
      ----
thereto.

     "Permitted  Refinancing  Debt" means Debt (for purposes of this definition,
      ----------------------------
"new  Debt")  incurred  in  exchange  for,  or  proceeds  of  which  are used to
 ---------
refinance, all of any other Debt (the "Refinanced Debt"); provided that (a) such
                                       ---------------
new Debt is in an aggregate principal amount not in excess of the sum of (i) the aggregate  principal  amount then outstanding of the Refinanced Debt (or, if the
Refinanced  Debt is exchanged or acquired for an amount less than the  principal amount thereof to be due and payable upon a declaration of acceleration thereof, such lesser  amount) and (ii) an amount  necessary to pay any fees and expenses, including premiums,  related to such exchange or refinancing;  (b) such new Debt has a stated maturity no earlier than the stated maturity of the Refinanced Debt and an average life no shorter than the average life of the Refinanced Debt; (c)
such new Debt  does not have a stated  interest  rate in  excess  of the  stated
interest  rate of the  Refinanced  Debt;  (d) such new Debt does not contain any covenants which are more onerous to the Borrower and its Subsidiaries than those imposed  by the  Refinanced  Debt  and (e) such  new  Debt  (and any  guarantees thereof)  is  subordinated  in right of  payment  to the  Indebtedness  (or,  if applicable,  the  Guaranty  Agreement)  to at  least  the  same  extent  as  the
Refinanced Debt and is otherwise subordinated on terms substantially  reasonably satisfactory to the Administrative Agent.

     "Person" means any natural person, corporation,  limited liability company,
      ------
trust, joint venture, association, company, partnership,  Governmental Authority or other entity.

     "Plan" means any employee  pension benefit plan, as defined in section 3(2)
      ----
of  ERISA,  which  (a)  is  currently  or  hereafter  sponsored,  maintained  or contributed to by the Borrower, a Subsidiary or an ERISA Affiliate or (b) was at
any time during the six calendar  years  preceding  the date hereof,  sponsored, maintained  or  contributed  to by the  Borrower  or a  Subsidiary  or an  ERISA
Affiliate.

     "Pledge - Borrower"  means that certain Pledge and Security  Agreement from
      -----------------
the   Borrower  in  favor  of  the   Administrative   Agent,   pledging  to  the
Administrative  Agent as security for the Indebtedness all equity interests held by the  Borrower  in  the  Material  Subsidiaries  (other  than  NPC  Inc.),  in substantially  the form of Exhibit D-3, as the same may be amended,  modified or supplemented from time to time.

     "Pledge - Nance"  means  that  certain  Amended  and  Restated  Pledge  and
      --------------
Security   Agreement   from  Nance   Petroleum   Corporation  in  favor  of  the

                                       15

Administrative  Agent,  pledging to the Administrative Agent as security for the
Indebtedness  all equity  interests held by Nance  Petroleum  Corporation in NPC
Inc.,  in  substantially  the form of Exhibit  D-4,  as the same may be amended, modified or supplemented from time to time.

     "Prime Rate" means the rate of interest per annum  publicly  announced from
      ----------
time to time by Wachovia as its prime rate in effect at its principal  office in
Charlotte, North Carolina; each change in the Prime Rate shall be effective from and  including  the date such change is publicly  announced as being  effective.
Such rate is set by Wachovia as a general  reference  rate of  interest,  taking into account such factors as Wachovia may deem appropriate;  it being understood that many of Wachovia's commercial or other loans are priced in relation to such rate, that it is not necessarily the lowest or best rate actually charged to any customer and that  Wachovia may make various  commercial or other loans at rates of interest having no relationship to such rate.

     "Property"  means any  interest in any kind of  property or asset,  whether
      --------
real,  personal  or  mixed,  or  tangible  or  intangible,   including,  without
limitation, cash, securities, accounts and contract rights.

     "Proposed  Borrowing Base" has the meaning assigned to such term in Section
      ------------------------
2.07(c)(i).

     "Proposed  Borrowing Base Notice" has the meaning  assigned to such term in
      -------------------------------
Section 2.07(c)(ii).

     "Redemption"  means the repurchase,  redemption,  prepayment,  repayment or
      ----------
defeasance (or the segregation of funds with respect to any of the foregoing) of the Material  Indebtedness;  provided,  however,  the term Redemption  shall not
                             --------   -------
include early termination of a Swap Agreement due to an ISDA "Termination Event"
to the extent the amount due at termination  exceeds  $15,000,000.  "Redeem" has
                                                                     ------
the correlative meaning thereto.

     "Redetermination Date" means, with respect to any Scheduled Redetermination
      --------------------
or any Interim  Redetermination,  the date that the redetermined  Borrowing Base related thereto becomes effective pursuant to Section 2.07(d).

     "Refinanced  Debt" has the meaning  assigned such term in the definition of
      ----------------
"Permitted Refinancing Debt".

     "Register" has the meaning assigned such term in Section 12.04(b)(iv).
      --------

     "Regulation D" means Regulation D of the Board, as the same may be amended,
      ------------
supplemented or replaced from time to time.

     "Related  Parties"  means,  with  respect  to any  specified  Person,  such
      ----------------
Person's Affiliates and the respective directors,  officers,  employees,  agents and advisors of such Person and such Person's Affiliates.

     "Remedial Work" has the meaning assigned such term in Section 8.10(a).
      -------------

     "Reserve  Report"  means  a  report,  in  form  and  substance   reasonably
      ---------------
satisfactory  to the  Administrative  Agent,  setting forth, as of each December
31st  or  June  30th  (or  such   other   date  in  the  event  of  an   Interim
Redetermination)  the  oil  and  gas  reserves  attributable  to the Oil and Gas

                                       16

Properties  of the  Borrower  and the  Material  Subsidiaries,  together  with a projection of the rate of  production  and future net income,  taxes,  operating expenses and capital  expenditures  with respect thereto as of such date,  based upon the pricing assumptions  consistent with SEC reporting  requirements at the time.

     "Responsible Officer" means, as to any Person, the Chief Executive Officer,
      -------------------
the  President,  any  Financial  Officer or any Vice  President  of such Person.
Unless otherwise specified, all references to a Responsible Officer herein shall mean a Responsible Officer of the Borrower.

     "Restricted  Payment" means any dividend or other distribution  (whether in
      -------------------
cash,  securities or other Property) with respect to any Equity Interests in the
Borrower,  or any  payment  (whether  in cash,  securities  or other  Property), including  any  sinking  fund or similar  deposit,  on account of the  purchase, redemption,  retirement,  acquisition,  cancellation  or termination of any such
Equity  Interests  in the  Borrower  or any  option,  warrant or other  right to acquire any such Equity Interests in the Borrower.

     "Revolving  Credit Exposure" means, with respect to any Lender at any time,
      --------------------------
the sum of the  outstanding  principal  amount of such Lender's Loans and its LC
Exposure at such time.

     "Scheduled  Redetermination"  has the meaning assigned such term in Section
      --------------------------
2.07(b).

     "Scheduled  Redetermination  Date" means the date on which a Borrowing Base
      --------------------------------
that has been  redetermined  pursuant  to a  Scheduled  Redetermination  becomes effective as provided in Section 2.07(d).

     "SEC"  means  the  Securities  and  Exchange  Commission  or any  successor
      ---
Governmental Authority.

     "Security  Instruments"  means the  Guaranty  Agreement,  the  Pledge,  all
      ---------------------
assignments,  mortgages, deeds of trust, amendments and supplements to mortgages and  deeds of trust,  and all  other  agreements,  instruments  or  certificates described  or  referred  to in Exhibit  D-1,  and any and all other  agreements, instruments  or  certificates  now or hereafter  executed  and  delivered by the
Borrower or any other Person (other than Swap Agreements with the Lenders or any
Affiliate of a Lender or participation or similar  agreements between any Lender and any other lender or creditor  with respect to any  Indebtedness  pursuant to this  Agreement)  in  connection  with,  or  as  security  for  the  payment  or performance of the  Indebtedness,  the Notes,  this Agreement,  or reimbursement obligations  under the  Letters of Credit,  as such  agreements  may be amended, modified, supplemented or restated from time to time.

     "S&P"  means  Standard  &  Poor's  Ratings Group, a division of The
      -------
McGraw-Hill  Companies,  Inc.,  and any  successor  thereto that is a nationally recognized rating agency.

     "Statutory  Reserve Rate" means a fraction  (expressed  as a decimal),  the
      -----------------------
numerator of which is the number one and the  denominator of which is the number one minus the  aggregate  of the  maximum  reserve  percentages  (including  any marginal,  special,  emergency or supplemental  reserves) expressed as a decimal established  by the Board to which the  Administrative  Agent is  subject,  with

                                       17

respect to the Adjusted LIBO Rate, for eurocurrency  funding (currently referred to as  "Eurocurrency  Liabilities"  in Regulation D of the Board).  Such reserve
percentages   shall  include  those  imposed  pursuant  to  such  Regulation  D.
Eurodollar  Loans shall be deemed to constitute  eurocurrency  funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions  or  offsets  that may be  available  from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

     "Subsidiary"  means:  (a) any  Person of which at least a  majority  of the
      ----------
outstanding  Equity  Interests having by the terms thereof ordinary voting power to elect a majority of the board of directors,  manager or other  governing body of such Person  (irrespective  of whether or not at the time Equity Interests of any other class or classes of such Person  shall have or might have voting power by  reason of the  happening  of any  contingency)  is at the time  directly  or indirectly  owned  or  controlled  by  the  Borrower  or  one  or  more  of  its
Subsidiaries  and  (b) any  partnership  of  which  the  Borrower  or any of its
Subsidiaries is a general  partner.  Unless  otherwise  indicated  herein,  each reference to the term "Subsidiary" shall mean a Subsidiary of the Borrower.
                       ----------

     "Substantial  Portion" means,  with respect to the Property of the Borrower
      --------------------
and  its   Subsidiaries,   Property  which  represents  more  than  10%  of  the
consolidated  assets of the Borrower and its  Subsidiaries  or property which is responsible  for  more  than  10%  of  the  consolidated  net  sales  or of  the consolidated net income of the Borrower and its  Subsidiaries,  in each case, as would be shown in the consolidated  financial statements of the Borrower and its
Subsidiaries at the beginning of the  twelve-month  period ending with the month in which such  determination  is made (or if financial  statements have not been delivered  hereunder for that month which begins the twelve-month  period,  then the financial  statements delivered hereunder for the quarter ending immediately prior to that month).

     "Swap  Agreement"  means any agreement  with respect to any swap,  forward,
      ---------------
future  or  derivative  transaction  or  option or  similar  agreement,  whether exchange  traded,  "over-the-counter"  or  otherwise,  involving,  or settled by reference  to,  one or  more  rates,  currencies,  commodities,  equity  or debt instruments or securities, or economic, financial or pricing indices or measures of economic,  financial or pricing risk or value or any similar  transaction  or any combination of these transactions; provided that no phantom stock or similar plan  providing for payments only on account of services  provided by current or former  directors,  officers,  employees or  consultants  of the Borrower or the
Subsidiaries shall be a Swap Agreement.

     "Synthetic  Leases" means, in respect of any Person, all leases which shall
      -----------------
have been, or should have been, in  accordance  with GAAP,  treated as operating leases on the financial statements of the Person liable (whether contingently or otherwise) for the payment of rent thereunder and which were properly treated as indebtedness  for borrowed money for purposes of U.S.  federal income taxes,  if the lessee in respect  thereof is obligated to either  purchase for an amount in excess  of, or pay upon  early  termination  an amount in excess  of, 80% of the residual value of the Property  subject to such operating  lease upon expiration or early termination of such lease.

                                       18

     "Taxes" means any and all present or future taxes, levies, imposts, duties,
      -----
deductions, charges or withholdings imposed by any Governmental Authority.

     "Termination  Date" means the earlier of the Maturity  Date and the date of
      -----------------
termination of the Commitments.

     "Total  Debt"  means,  at any  date,  all  Debt  of the  Borrower  and  the
      -----------
Consolidated  Subsidiaries  on a consolidated  basis,  exclusive of all accounts payable, accrued expenses,  liabilities or other obligations to pay the deferred purchase price of Property or services to the extent any of same was included in
Debt of the Borrower and the Consolidated Subsidiaries on a consolidated basis.

     "Transactions"  means,  with respect to (a) the  Borrower,  the  execution,
      ------------
delivery and performance by the Borrower of this Agreement,  and each other Loan
Document to which it is a party, the borrowing of Loans, the use of the proceeds thereof and the issuance of Letters of Credit hereunder,  and the grant of Liens by the Borrower on Mortgaged  Properties  and other  Properties  pursuant to the
Security Instruments and (b) each Material Subsidiary,  the execution,  delivery and performance by such Material Subsidiary of each Loan Document to which it is a party, the guaranteeing of the  Indebtedness and the other  obligations  under
the  Guaranty   Agreement  by  such  Material   Subsidiary   and  such  Material
Subsidiary's  grant  of the  security  interests  and  provision  of  collateral thereunder,  and the grant of Liens by such  Material  Subsidiary  on  Mortgaged
Properties and other Properties pursuant to the Security Instruments.

     "Type", when used in reference to any Loan or Borrowing,  refers to whether
      ----
the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Alternate Base Rate or the Adjusted LIBO Rate.

     "Wholly-Owned  Subsidiary"  means  any  Subsidiary  of  which  all  of  the
      ------------------------
outstanding  Equity  Interests  (other  than any  directors'  qualifying  shares mandated by applicable law), on a fully-diluted basis, are owned by the Borrower or one or more of the Wholly-Owned Subsidiaries.

     Section 1.03 Types of Loans and Borrowings. For purposes of this Agreement,
                  -----------------------------
Loans and  Borrowings,  respectively,  may be classified and referred to by Type
(e.g., a "Eurodollar Loan" or a "Eurodollar Borrowing").
          ---------------        --------------------

     Section 1.04 Terms  Generally.  The definitions of terms herein shall apply
                  ----------------
equally to the  singular  and plural  forms of the terms  defined.  Whenever the context may require,  any pronoun  shall  include the  corresponding  masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed  by the phrase  "without  limitation".  The word "will"
shall be  construed  to have the same  meaning  and effect as the word  "shall".
Unless the context requires  otherwise (a) any definition of or reference to any agreement,  instrument or other document  herein shall be construed as referring to such  agreement,  instrument or other  document as from time to time amended, supplemented  or  otherwise  modified  (subject  to  any  restrictions  on  such amendments,  supplements or modifications  set forth herein),  (b) any reference herein to any Person shall be construed to include such Person's  successors and assigns (subject to the restrictions  contained herein), (c) the words "herein",

                                       19

"hereof" and  "hereunder",  and words of similar  import,  shall be construed to refer to this  Agreement  in its entirety  and not to any  particular  provision hereof and (d) all references herein to Articles,  Sections,  Annexes,  Exhibits and  Schedules  shall be  construed  to refer to Articles  and  Sections of, and
Annexes, Exhibits and Schedules to, this Agreement.

     Section 1.05 Accounting Terms and  Determinations;  GAAP.  Unless otherwise
                  -------------------------------------------
specified  herein,  all accounting  terms used herein shall be interpreted,  all determinations  with respect to accounting  matters hereunder shall be made, and all financial  statements and certificates  and reports as to financial  matters required to be furnished to the  Administrative  Agent or the Lenders  hereunder shall be prepared,  in accordance with GAAP,  applied on a basis consistent with the  Financial  Statements  except for changes in which  Borrower's  independent certified public  accountants  concur and which are disclosed to  Administrative
Agent  on the  next  date on  which  financial  statements  are  required  to be delivered to the Lenders pursuant to Section 8.01(a);  provided that, unless the
Borrower and the Majority Banks shall otherwise agree in writing, no such change shall  modify  or  affect  the  manner in which  compliance  with the  covenants contained herein is computed such that all such computations  shall be conducted utilizing financial information presented consistently with prior periods.

                                   ARTICLE II
                                   The Credits

     Section 2.01 Commitments.  Subject  to the terms and  conditions  set forth
                  -----------
herein, each Lender agrees to make Loans to the Borrower during the Availability
Period  in an  aggregate  principal  amount  that  will not  result  in (a) such
Lender's Revolving Credit Exposure exceeding such Lender's Commitment or (b) the
Aggregate Revolving Credit Exposures exceeding the Aggregate Commitments then in effect.  Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, repay and reborrow the Loans.

     Section 2.02 Loans and Borrowings.
                  --------------------

              (a) Borrowings;  Several  Obligations.  Each Loan shall be made as
                  ---------------------------------
part  of a  Borrowing  consisting  of  Loans  made  by the  Lenders  ratably  in accordance with their respective Commitments.  The failure of any Lender to make any Loan  required to be made by it shall not  relieve  any other  Lender of its obligations  hereunder;  provided that the Commitments are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

              (b) Types of Loans.  Subject to Section 3.03, each Borrowing shall
                  --------------
be  comprised  entirely of ABR Loans or  Eurodollar  Loans as the  Borrower  may
request  in  accordance  herewith.  Each  Lender  at its  option  may  make  any
Eurodollar  Loan by causing any domestic or foreign  branch or Affiliate of such
Lender to make such Loan;  provided  that any  exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance  with the terms of this Agreement.

              (c) Minimum  Amounts;  Limitation on Number of Borrowings.  At the
                  -----------------------------------------------------
commencement  of  each  Interest  Period  for  any  Eurodollar  Borrowing,  such
Borrowing  shall be in an  aggregate  amount  that is an  integral  multiple  of
$1,000,000 and not less than $3,000,000.  At the time that each ABR Borrowing is made,  such  Borrowing  shall  be in an  aggregate  amount  that is an  integral

                                       20

multiple  of  $500,000  and  not  less  than  $1,000,000;  provided  that an ABR
Borrowing  may be in an  aggregate  amount  that is equal to the  entire  unused
balance  of  the  total   Commitments   or  that  is  required  to  finance  the
reimbursement  of  an  LC  Disbursement  as  contemplated  by  Section  2.08(f).
Borrowings of more than one Type may be outstanding  at the same time;  provided that  there  shall  not at any time be more  than a total of six (6)  Eurodollar
Borrowings  outstanding.  Notwithstanding any other provision of this Agreement, the  Borrower  shall not be  entitled  to  request,  or to elect to  convert  or continue,  any Borrowing if the Interest  Period  requested with respect thereto would end after the Maturity Date.

              (d) Notes.  The Loans made by each Lender  shall be evidenced by a
                  -----
single  promissory note of the Borrower in substantially  the form of Exhibit A, dated,  in the  case of (i)  any  Lender  party  hereto  as of the  date of this
Agreement,  as of the date of this  Agreement,  (ii) any Lender  that  becomes a party hereto pursuant to an Assignment and Assumption,  as of the effective date of the  assignment  and  assumption,  or (iii) any Lender  that  becomes a party hereto in connection  with an increase in the Aggregate  Commitment  pursuant to
Section 2.06(c), as of the effective date of such increase, payable to the order of such Lender in a principal  amount  equal to its  Commitment  as in effect on such  date,  and  otherwise  duly  completed.  In the  event  that any  Lender's
Commitment  increases or decreases for any reason  (whether  pursuant to Section
2.06, Section 12.04(b) or otherwise),  the Borrower shall deliver or cause to be delivered on the effective date of such increase or decrease, a new Note payable to the order of such Lender in a principal  amount equal to its Commitment after giving effect to such increase or decrease,  and otherwise duly  completed.  The date, amount,  Type,  interest rate and, if applicable,  Interest Period of each
Loan made by each  Lender,  and all  payments  made on account of the  principal thereof,  shall be recorded by such Lender on its books for its Note, and, prior to any transfer,  may be endorsed by such Lender on a schedule  attached to such
Note or any  continuation  thereof or on any separate record  maintained by such
Lender.  Failure to make any such  notation  or to attach a  schedule  shall not affect any Lender's or the  Borrower's  rights or obligations in respect of such
Loans or affect the validity of such transfer by any Lender of its Note.

     Section 2.03 Requests for  Borrowings To request a Borrowing,  the Borrower
                  ------------------------
shall notify the  Administrative  Agent of such request by telephone  (a) in the case of a  Eurodollar  Borrowing,  not later  than 1:00 p.m.,  Charlotte,  North
Carolina time, three Business Days before the date of the proposed  Borrowing or
(b) in the case of a ABR Borrowing,  not later than 1:00 p.m., Charlotte,  North
Carolina  time,  one  Business  Day before the date of the  proposed  Borrowing;
provided that any such notice of an ABR  Borrowing to finance the  reimbursement of an LC  Disbursement as contemplated by Section 2.08(f) may be given not later than 11:00 a.m.,  Charlotte,  North  Carolina  time, on the date of the proposed
Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the  Administrative  Agent of a written  Borrowing Request in a form approved by the  Administrative  Agent and signed by the Borrower.  Each such telephonic and written  Borrowing Request shall specify the following information in compliance with Section 2.02:

                  (i) the aggregate amount of the requested Borrowing;

                  (ii) the date of such Borrowing, which shall be a Business Day in the United States;

                                       21

                  (iii)  whether such  Borrowing is to be an ABR  Borrowing or a
Eurodollar Borrowing;

                  (iv)  in the  case  of a  Eurodollar  Borrowing,  the  initial
Interest Period to be applicable  thereto,  which shall be a period contemplated by the definition of the term "Interest Period";

                  (v) the  amount  of the then  effective  Borrowing  Base,  the current  Aggregate  Revolving Credit Exposures  (without regard to the requested
Borrowing) and the pro forma Aggregate Revolving Credit Exposures (giving effect to the requested Borrowing); and

                  (vi) the  location  and  number of the  Borrower's  account to which funds are to be  disbursed,  which shall comply with the  requirements  of
Section 2.05.

If no election as to the Type of  Borrowing  is  specified,  then the  requested
Borrowing  shall be an ABR  Borrowing.  If no Interest  Period is specified with respect to any requested Eurodollar Borrowing, then the Borrower shall be deemed to have  selected an Interest  Period of one month's  duration.  Each  Borrowing
Request  shall  constitute  a  representation  that the amount of the  requested
Borrowing shall not cause the Aggregate Revolving Credit Exposures to exceed the
Aggregate Commitments then in effect.

Promptly  following  receipt  of a  Borrowing  Request in  accordance  with this
Section 2.03, the  Administrative  Agent shall advise each Lender of the details thereof  and of the  amount  of  such  Lender's  Loan  to be made as part of the requested Borrowing.

     Section 2.04 Interest Elections.
                  ------------------

              (a) Conversion and Continuance.  Each Borrowing initially shall be
                  --------------------------
of the Type specified in the applicable  Borrowing Request and, in the case of a
Eurodollar Borrowing, shall have an initial Interest Period as specified in such
Borrowing Request.  Thereafter, the Borrower may elect to convert such Borrowing to a  different  Type  or to  continue  such  Borrowing  and,  in the  case of a
Eurodollar  Borrowing,  may elect Interest Periods therefor,  all as provided in this Section  2.04.  The Borrower  may elect  different  options with respect to different  portions of the affected  Borrowing,  in which case each such portion shall be allocated  ratably among the Lenders holding the Loans  comprising such
Borrowing,  and the Loans  comprising  each such portion  shall be  considered a separate Borrowing.

              (b) Interest  Election  Requests.  To make an election pursuant to
                  ----------------------------
this Section 2.04,  the Borrower shall notify the  Administrative  Agent of such election by  telephone  by the time that a Borrowing  Request  would be required under  Section  2.03 if the  Borrower  were  requesting  a Borrowing of the Type resulting  from such election to be made on the effective date of such election.
Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Borrower.

                                       22

              (c) Information in Interest Election Requests. Each telephonic and
                  -----------------------------------------
written  Interest  Election  Request shall specify the following  information in compliance with Section 2.02:

                  (i) the  Borrowing  to which such  Interest  Election  Request applies  and, if different  options are being  elected with respect to different portions  thereof,  the  portions  thereof  to be  allocated  to each  resulting
Borrowing  (in which case the  information  to be specified  pursuant to Section
2.04(c)(iii) and (iv) shall be specified for each resulting Borrowing);

                  (ii) the effective  date of the election made pursuant to such
Interest Election Request, which shall be a Business Day;

                  (iii)  whether  the  resulting  Borrowing  is  to  be  an  ABR
Borrowing or a Eurodollar Borrowing; and

                  (iv) if the resulting Borrowing is a Eurodollar Borrowing, the
Interest  Period to be applicable  thereto after giving effect to such election, which shall be a period  contemplated  by the  definition of the term  "Interest
Period".

(d) If any such Interest  Election Request  requests a Eurodollar  Borrowing but does not specify an Interest  Period,  then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

              (e) Notice  to  Lenders  by  the  Administrative  Agent.  Promptly
                  ---------------------------------------------------
following  receipt of an Interest  Election Request,  the  Administrative  Agent
shall advise each Lender of the details thereof and of such Lender's  portion of each resulting Borrowing.

              (f) Effect of Failure to Deliver Timely Interest  Election Request
                  --------------------------------------------------------------
and Events of Default on Interest  Election.  If the Borrower fails to deliver a
-------------------------------------------
timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable  thereto,  then, unless such Borrowing is repaid as provided herein,  at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing.  Notwithstanding  any contrary provision hereof,  if an  Event  of  Default  has  occurred  and  is  continuing:  (i)  no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid,  each Eurodollar  Borrowing shall be converted to an ABR
Borrowing at the end of the Interest Period applicable thereto.

                                       23

     Section 2.05 Funding of Borrowings.
                  ---------------------

              (a) Funding by Lenders.  Each  Lender  shall  make each Loan to be
                  ------------------
made  by it  hereunder  on  the  proposed  date  thereof  by  wire  transfer  of immediately available funds by 2:00 p.m. Charlotte,  North Carolina time, to the account of the  Administrative  Agent most  recently  designated  by it for such purpose by notice to the Lenders.  The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Administrative Agent in
Charlotte,  North  Carolina and  designated  by the  Borrower in the  applicable
Borrowing Request;  provided that ABR Loans made to finance the reimbursement of an LC  Disbursement  as  provided  in Section  2.08(f)  shall be remitted by the
Administrative Agent to the Issuing Bank.

              (b) Presumption   of   Funding   by   the   Lenders.   Unless  the
                  -----------------------------------------------
Administrative  Agent shall have received  written notice from a Lender prior to the proposed date of any Borrowing  that such Lender will not make  available to
the   Administrative   Agent  such  Lender's  share  of  such   Borrowing,   the
Administrative  Agent may assume that such Lender has made such share  available on such date in accordance  with Section  2.05(a) and may, in reliance upon such assumption,  make  available to the  Borrower a  corresponding  amount.  In such event,  if a Lender has not in fact made its share of the  applicable  Borrowing available  to the  Administrative  Agent,  then the  applicable  Lender  and the
Borrower severally agree to pay to the Administrative  Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the  Administrative  Agent, at (i) in the case of such Lender, the greater  of the  Federal  Funds  Effective  Rate  and a rate  determined  by the
Administrative  Agent in  accordance  with banking  industry  rules on interbank compensation  or (ii) in the case of the Borrower,  the interest rate applicable to ABR  Loans;  provided,  however,  such  demands  shall be made first upon the
                --------   -------
applicable Lender and then upon the Borrower. If such Lender pays such amount to the  Administrative  Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

     Section 2.06 Termination, Reduction and Increase of Aggregate Commitment.
                  -----------------------------------------------------------

              (a) Scheduled  Termination  of   Commitments.   Unless  previously
                  ----------------------------------------
terminated, the Commitments shall terminate on the Maturity Date. If at any time the Maximum  Credit  Amount or the  Borrowing  Base is  terminated or reduced to zero,  then  the  Commitments  shall  terminate  on the  effective  date of such termination or reduction.

              (b) Optional Termination and Reduction of Aggregate Commitment.
                  ----------------------------------------------------------

                  (i) The  Borrower may at any time  terminate,  or from time to time reduce,  the Aggregate  Commitment;  provided that A. each reduction of the
Aggregate  Commitment  shall be in an amount  that is an  integral  multiple  of
$1,000,000 and not less than  $5,000,000 and B. the Borrower shall not terminate or reduce the Aggregate  Commitment  if, after giving  effect to any  concurrent prepayment  of the Loans in  accordance  with  Section  3.04(c),  the  Aggregate
Revolving Credit Exposures would exceed the Aggregate Commitments.

                                       24

                  (ii) The Borrower shall notify the Administrative Agent of any
election  to  terminate  or  reduce  the  Aggregate   Commitment  under  Section
2.06(b)(i)  at least three  Business  Days prior to the  effective  date of such termination  or  reduction,  specifying  such  election and the  effective  date thereof.  Promptly  following receipt of any notice,  the  Administrative  Agent shall advise the Lenders of the contents  thereof.  Each notice delivered by the
Borrower  pursuant  to  this  Section  2.06(b)(ii)  shall  be  irrevocable.  Any termination or reduction of the Aggregate  Commitment shall be permanent and may not be reinstated  except  pursuant to Section  2.06(c).  Each  reduction of the
Aggregate  Commitment shall be made ratably among the Lenders in accordance with each Lender's Applicable Percentage.

              (c) Optional Increase in Aggregate Commitment.
                  -----------------------------------------

                  (i)   Subject   to  the   conditions   set  forth  in  Section
2.06(c)(ii),  the Borrower may increase the Aggregate  Commitment then in effect by increasing  the  Commitment of a Lender or by causing a Person  acceptable to the  Administrative  Agent  that at such time is not a Lender to become a Lender
(an "Additional Lender").
     -----------------

                  (ii) Any increase in the Aggregate Commitment shall be subject to the following additional conditions:

                      A. such increase shall not be less than $10,000,000 unless the Administrative Agent otherwise consents;

                      B. no Default shall have occurred and be continuing at the effective date of such increase;

                      C. on the effective date of such  increase,  no Eurodollar
Borrowings   shall  be  outstanding   (or  if  any  Eurodollar   Borrowings  are
outstanding,  then the effective  date of such increase shall be the last day of the Interest Period in respect of such Eurodollar Borrowings);

                      D. each  Lender shall have had the option to increase  its
Commitment by its Applicable Percentage of the amount of such increase; provided
                                                                        --------
that,  no  Lender's  Commitment  may be  increased  without  the consent of such
----
Lender;

                      E. if  the  Borrower  elects  to  increase  the  Aggregate
Commitment  by  increasing  the  Commitment  of a Lender,  the Borrower and such
Lender  shall  execute and  deliver to the  Administrative  Agent a  certificate substantially in the form of Exhibit F-1 (a "Commitment Increase  Certificate"),
                                             --------------------------------
and  further,  in the event a new Note is  required  to  reflect  the  increased
Commitment of such Lender,  then in that case,  the Borrower shall deliver a new
Note  (after  presentation  of same to  Borrower  by the  Administrative  Agent)
payable  to the  order  of  such  Lender  in a  principal  amount  equal  to its
Commitment  after giving effect to such increase,  and otherwise duly completed, together with a processing and recordation fee of $3,500 payable by the Borrower to the  Administrative  Agent  and  the  reimbursement  by the  Borrower  of the reasonable legal fees of counsel to the Administrative Agent;

                      F.  If  the  Borrower  elects  to increase  the  Aggregate
Commitment by causing an Additional  Lender to become a party to this Agreement, then the Borrower and such  Additional  Lender shall  execute and deliver to the

                                       25

Administrative Agent a certificate  substantially in the form of Exhibit F-2 (an
"Additional Lender Certificate"),  together with an Administrative Questionnaire
 -----------------------------
and a processing and recordation fee of $3,500 payable by such Additional Lender and the reimbursement by the Borrower of the reasonable legal fees of counsel to the  Administrative  Agent,  and  the  Borrower  shall  deliver  a  Note  (after presentation  of same to Borrower by the  Administrative  Agent)  payable to the order of such Additional  Lender in a principal  amount equal to its Commitment, and otherwise duly completed.

                  (iii) Subject to acceptance and recording  thereof pursuant to
Section  2.06(c)(iv),  from  and  after  the  effective  date  specified  in the
Commitment Increase  Certificate or the Additional Lender Certificate (or if any
Eurodollar Borrowings are outstanding,  then the last day of the Interest Period in  respect  of such  Eurodollar  Borrowings):  A. the  amount of the  Aggregate
Commitment  shall be  increased as set forth  therein,  and B. in the case of an
Additional  Lender  Certificate,  any Additional Lender party thereto shall be a party to this  Agreement  and the other Loan  Documents  and have the rights and obligations  of a Lender under this Agreement and the other Loan  Documents.  In addition,  the Lender or the Additional Lender, as applicable,  shall purchase a pro rata  portion of the  Aggregate  Revolving  Credit  Exposures of each of the other  Lenders  (and  such  Lenders  hereby  agree  to sell and to take all such further  action to effectuate  such sale) such that each Lender  (including  any
Additional  Lender, if applicable)  shall hold its Applicable  Percentage of the
Aggregate  Revolving Credit Exposures after giving effect to the increase in the
Aggregate Commitment;

                  (iv) Upon its receipt of a duly completed  Commitment Increase
Certificate or an Additional  Lender  Certificate,  executed by the Borrower and the  Lender  or the  Borrower  and  the  Additional  Lender  party  thereto,  as applicable, the processing and recording fee referred to in Section 2.06(c)(ii),
the  Administrative   Questionnaire  referred  to  in  Section  2.06(c)(ii),  if applicable, and the written consent of the Administrative Agent to such increase required by Section  2.06(c)(i),  the  Administrative  Agent  shall  accept such
Commitment Increase  Certificate or Additional Lender Certificate and record the information  contained  therein in the Register required to be maintained by the
Administrative  Agent  pursuant  to Section  12.04(b)(iv).  No  increase  in the
Aggregate Commitment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this Section 2.06(c)(iv); and

                      (G) after giving effect to an  increase  in the  Aggregate
Commitment, the Aggregate Commitment shall not exceed the Maximum Credit Amount.

     Section 2.07 Borrowing Base.
                  --------------

              (a) Initial  Borrowing Base. For the period from and including the
                  -----------------------
Effective  Date to but excluding the first  Redetermination  Date, the amount of the Borrowing Base shall be  $400,000,000.  Notwithstanding  the foregoing,  the
Borrowing  Base  shall be  subject  to  further  adjustments  from  time to time pursuant to this Section 2.07 and Section 8.13(c), Section 9.12(a), Section 9.13
and Section 9.21.

              (b) Scheduled  and Interim  Redeterminations.  Subject  to Section
                  ----------------------------------------
2.07(d),    the   Borrowing   Base   shall   be   redetermined   (a   "Scheduled
                                                                       ---------
Redetermination")  no later than April 1 and October 1 of each year,  commencing
---------------
October 1, 2005. In addition,  the Borrower may, by notifying the Administrative

                                       26

Agent  thereof,  and the  Administrative  Agent  may,  at the  direction  of the
Majority  Lenders,  by  notifying  the  Borrower  thereof,  one time  during any
12-month  period,  elect to cause the Borrowing Base to be redetermined  between
Scheduled  Redeterminations  (an "Interim  Redetermination")  in accordance with
                                  ------------------------
this Section 2.07.

              (c) Scheduled and Interim Redetermination Procedure.
                  -----------------------------------------------

                  (i)  Each   Scheduled   Redetermination   and   each   Interim
Redetermination   shall  be  effectuated   as  follows:   Upon  receipt  by  the
Administrative Agent of A. the Reserve Report and the certificate required to be delivered  by the  Borrower  to the  Administrative  Agent,  in  the  case  of a
Scheduled Redetermination, pursuant to Section 8.12(a) and (c), and, in the case of an Interim Redetermination,  pursuant to Section 8.12(b) and (c), and B. such other reports, data and supplemental information, including, without limitation, the information provided pursuant to Section 8.12(c), as may, from time to time, be  reasonably  requested by the Majority  Lenders  (the  Reserve  Report,  such certificate and such other reports, data and supplemental  information being the
"Engineering Reports"),  the Administrative Agent shall evaluate the information
 -------------------
contained in the  Engineering  Reports and shall,  in good faith,  propose a new
Borrowing Base (the "Proposed  Borrowing  Base") based upon such information and
                     -------------------------
such  other  information  (including,  without  limitation,  the status of title information  with  respect to the Oil and Gas  Properties  as  described  in the
Engineering  Reports and the existence of any other Debt) as the  Administrative
Agent  deems  appropriate  and  consistent  with its normal oil and gas  lending criteria as it exists at the particular time.

                  (ii) The  Administrative  Agent shall  notify the Borrower and the  Lenders  of the  Proposed  Borrowing  Base (the  "Proposed  Borrowing  Base
                                                       -------------------------
Notice"):
------

                      A. in the  case  of a Scheduled Redetermination  1. if the
Administrative  Agent shall have received the Engineering Reports required to be delivered  by the Borrower  pursuant to Section  8.12(a) and (c) in a timely and complete  manner,  then on or before March 15th and September  15th of such year following the date of delivery or 2. if the Administrative  Agent shall not have received  the  Engineering  Reports  required to be  delivered  by the  Borrower pursuant  to Section  8.12(a)  and (c) in a timely  and  complete  manner,  then promptly  after the  Administrative  Agent  has  received  complete  Engineering
Reports from the Borrower and has had a reasonable  opportunity to determine the
Proposed Borrowing Base in accordance with Section 2.07(c)(i); and

                      B. in  the case of an  Interim  Redetermination, promptly, and in any  event,  within fifteen (15) days after the Administrative  Agent has received the required Engineering Reports.

                  (iii) Any  Proposed  Borrowing  Base that would  increase  the
Borrowing  Base then in effect must be approved or deemed to have been  approved by all of the Lenders as provided in this Section 2.07(c)(iii); and any Proposed
Borrowing Base that would decrease or maintain the Borrowing Base then in effect must be approved or be deemed to have been  approved by the Majority  Lenders as provided in this Section  2.07(c)(iii).  Upon receipt of the Proposed  Borrowing
Base Notice, each Lender shall have fifteen (15) days to agree with the Proposed

                                       27

Borrowing  Base or disagree  with the  Proposed  Borrowing  Base by proposing an alternate  Borrowing  Base. If at the end of such fifteen (15) days,  any Lender
has  not   communicated   its  approval  or   disapproval   in  writing  to  the
Administrative  Agent,  such  silence  shall be deemed to be an  approval of the
Proposed  Borrowing  Base.  If,  at the end of such  15-day  period,  all of the
Lenders,  in the case of a  Proposed  Borrowing  Base that  would  increase  the
Borrowing  Base  then in  effect,  or the  Majority  Lenders,  in the  case of a
Proposed  Borrowing Base that would decrease or maintain the Borrowing Base then in effect,  have approved or deemed to have  approved,  as  aforesaid,  then the
Proposed  Borrowing Base shall become the new Borrowing  Base,  effective on the date  specified  in Section  2.07(d).  If,  however,  at the end of such  15-day period,  all of the Lenders or the Majority  Lenders,  as  applicable,  have not approved or deemed to have  approved,  as  aforesaid,  then for purposes of this
Section 2.07, the  Administrative  Agent shall poll the Lenders to ascertain the highest  Borrowing Base then  acceptable (aa) to the Majority  Lenders,  if such amount would decrease the Borrowing  Base then in effect,  or (bb) to all of the
Lenders, if such amount would increase the Borrowing Base then in effect,  which amount shall become the new Borrowing  Base,  effective on the date specified in
Section 2.07(d).

                  (iv) If any Lender  refuses  to  approve a Proposed  Borrowing
Base  pursuant to Section  2.07(c)(iii),  the  Borrower  shall have the right to cause the  Commitment  of such  dissenting  Lender to be  replaced  pursuant  to
Section 5.06.

              (d) Effectiveness  of a   Redetermined  Borrowing  Base.  After  a
                  ---------------------------------------------------
redetermined  Borrowing  Base is approved or is deemed to have been  approved by all of the  Lenders or  Majority  Lenders,  as  applicable,  pursuant to Section
2.07(c)(iii), the Administrative Agent shall notify the Borrower and the Lenders of the  amount of the  redetermined  Borrowing  Base (the  "New  Borrowing  Base
                                                            --------------------
Notice"),  and such amount shall become the new  Borrowing  Base,  effective and
------
applicable to the Borrower, the Agents, the Issuing Bank and the Lenders:

                      A. in the  case of a Scheduled  Redetermination, 1. if the
Administrative  Agent shall have received the Engineering Reports required to be delivered  by the Borrower  pursuant to Section  8.12(a) and (c) in a timely and complete  manner,  then no  later  than  April 1 or  October  1, as  applicable, following such notice, or 2. if the Administrative Agent shall not have received the  Engineering  Reports  required to be delivered by the Borrower  pursuant to
Section  8.12(a) and (c) in a timely and complete  manner,  then on the Business
Day next succeeding delivery of such notice; and

                      B.  in  the  case of an  Interim  Redetermination, on  the
Business Day next succeeding delivery of such notice.

                      C. Such amount shall then become the Borrowing  Base until the next Scheduled  Redetermination Date, the next Interim  Redetermination Date or the next  adjustment to the Borrowing  Base under  Section  8.13(c),  Section
9.12(a) or Section 9.13, whichever occurs first.  Notwithstanding the foregoing, no Scheduled  Redetermination or Interim  Redetermination shall become effective until the New Borrowing Base Notice related thereto is received by the Borrower.

                                       28

     Section 2.08 Letters of Credit.
                  -----------------

              (a) General. Subject to the terms and conditions set forth herein,
                  -------
the  Borrower  may request the issuance of Letters of Credit for its own account or for the account of any of its  Material  Subsidiaries,  in a form  reasonably acceptable  to the  Administrative  Agent and the Issuing  Bank, at any time and from  time  to  time  during  the  Availability  Period.  In  the  event  of any inconsistency  between the terms and  conditions of this Agreement and the terms and conditions of any form of letter of credit  application  or other  agreement submitted by the Borrower to, or entered into by the Borrower  with, the Issuing
Bank  relating  to any  Letter  of  Credit,  the terms  and  conditions  of this
Agreement shall control.

              (b) Notice of Issuance,  Amendment,  Renewal,  Extension;  Certain
                  --------------------------------------------------------------
Conditions.  To request the  issuance  of a Letter of Credit (or the  amendment,
----------
renewal or extension of an  outstanding  Letter of Credit),  the Borrower  shall
hand  deliver  or  telecopy  (or  transmit  by  electronic   communication,   if
arrangements for doing so have been approved by the Issuing Bank) to the Issuing
Bank and the  Administrative  Agent  (not less than three (3)  Business  Days in advance of the requested  date of issuance,  amendment,  renewal or extension) a notice:

                  (i)   requesting  the  issuance  of  a  Letter  of  Credit  or
identifying the Letter of Credit to be amended, renewed or extended;

                  (ii)  specifying the date of issuance,  amendment,  renewal or extension (which shall be a Business Day);

                  (iii) specifying the date on which such Letter of Credit is to expire (which shall comply with Section 2.08(d));

                  (iv) specifying the amount of such Letter of Credit;

                  (v) specifying the name and address of the beneficiary thereof and such other  information  as shall be necessary to prepare,  amend,  renew or extend such Letter of Credit; and

                  (vi)  specifying  the amount of the then  effective  Borrowing
Base, the current  Aggregate  Revolving Credit Exposures  (without regard to the requested Letter of Credit or the requested  amendment,  renewal or extension of an outstanding  Letter of Credit) and the pro forma Aggregate  Revolving  Credit
Exposures  (giving  effect to the  requested  Letter of Credit or the  requested amendment, renewal or extension of an outstanding Letter of Credit).

Each notice shall  constitute a  representation  that after giving effect to the requested issuance,  amendment,  renewal or extension, as applicable, (i) the LC
Exposure  shall not exceed the LC Commitment  and (ii) the  Aggregate  Revolving
Credit Exposures shall not exceed the Aggregate Commitments.

                                       29

              (c) If requested  by the Issuing  Bank,  the  Borrower  also shall submit a letter of credit  application  on the Issuing  Bank's  standard form in connection with any request for a Letter of Credit.

              (d) Expiration  Date.  Each  Letter of Credit  shall  expire at or
                  ----------------
prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension  thereof,  one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Maturity Date.

              (e) Participations.  By  the issuance of a Letter of Credit (or an
                  --------------
amendment to a Letter of Credit  increasing the amount  thereof) and without any further action on the part of the Issuing Bank or the Lenders,  the Issuing Bank hereby grants to each Lender,  and each Lender hereby  acquires from the Issuing
Bank, a participation in such Letter of Credit equal to such Lender's Applicable
Percentage  of the aggregate  amount  available to be drawn under such Letter of
Credit. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and  unconditionally  agrees to pay to the Administrative  Agent, for the account of the Issuing Bank, such Lender's Applicable  Percentage of each LC
Disbursement  made by the Issuing Bank and not reimbursed by the Borrower on the date  due as  provided  in  Section  2.08(f),  or of any  reimbursement  payment required to be refunded to the Borrower for any reason. Each Lender acknowledges and agrees  that its  obligation  to  acquire  participations  pursuant  to this
Section  2.08(e) in respect of Letters of Credit is absolute  and  unconditional and  shall  not  be  affected  by any  circumstance  whatsoever,  including  any amendment,  renewal or extension of any Letter of Credit or the  occurrence  and continuance  of a Default or reduction or termination  of the  Commitments,  and that each such payment shall be made without any offset, abatement,  withholding or reduction whatsoever.

              (f) Reimbursement.   If  the  Issuing   Bank  shall  make  any  LC
                  -------------
Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such
LC Disbursement by paying to the Administrative Agent an amount equal to such LC
Disbursement not later than 12:00 noon,  Charlotte,  North Carolina time, on the date that such LC  Disbursement  is made,  if the Borrower  shall have  received notice of such LC Disbursement  prior to 12:00 noon,  Charlotte,  North Carolina time,  on such date,  or, if such notice has not been  received by the  Borrower prior to such time on such date, then not later than 12:00 noon Charlotte, North
Carolina  time, on (i) the Business Day that the Borrower  receives such notice, if such notice is received prior to 12:00 noon, Charlotte,  North Carolina time, on the day of receipt,  or (ii) the Business Day  immediately  following the day that the Borrower  receives such notice, if such notice is not received prior to such time on the day of receipt;  provided that if such LC  Disbursement  is not less than  $1,000,000,  the Borrower may, subject to the conditions to Borrowing set forth herein,  request in accordance  with Section 2.03 that such payment be financed  with a ABR  Borrowing  in an  equivalent  amount and, to the extent so financed, the Borrower's obligation to make such payment shall be discharged and replaced by the resulting ABR  Borrowing.  If the Borrower  makes such a request
(and if the Borrower  fails to make such a request and has not made the relevant
reimbursement,   it  shall  be  deemed  to  have  made  such  a  request),   the
Administrative Agent shall notify each Lender of the applicable LC Disbursement, the  payment  then due from the  Borrower in respect  thereof and such  Lender's
Applicable  Percentage thereof.  Promptly following receipt of such notice, each
Lender shall pay to the  Administrative  Agent its Applicable  Percentage of the
payment  then due from the  Borrower,  in the same manner as provided in Section
2.05 with  respect to Loans made by such Lender (and  Section  2.05 shall apply,
mutatis  mutandis,  to  the  payment  obligations  of  the  Lenders),   and  the
Administrative  Agent  shall  promptly  pay to the  Issuing  Bank the amounts so
received  by  it  from  the   Lenders.   Promptly   following   receipt  by  the
Administrative  Agent of any payment from the Borrower  pursuant to this Section

                                       30

2.08(f),  the Administrative  Agent shall distribute such payment to the Issuing
Bank or, to the extent that Lenders have made payments  pursuant to this Section
2.08(f) to reimburse the Issuing Bank, then to such Lenders and the Issuing Bank as their interests may appear.

              (g) Obligations  Absolute.  The Borrower's obligation to reimburse
                  ---------------------
LC Disbursements as provided in Section 2.08(f) shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all  circumstances  whatsoever and  irrespective of
(i) any lack of validity or enforceability  of any Letter of Credit,  any Letter of Credit Agreement or this Agreement,  or any term or provision  therein,  (ii)
any draft or other  document  presented  under a Letter of Credit  proving to be forged,  fraudulent  or invalid in any respect or any  statement  therein  being untrue or inaccurate  in any respect,  (iii) payment by the Issuing Bank under a
Letter of Credit against presentation of a draft or other document that does not comply  with the  terms  of such  Letter  of  Credit  or any  Letter  of  Credit
Agreement,  or (iv) any other event or circumstance  whatsoever,  whether or not similar to any of the  foregoing,  that might,  but for the  provisions  of this
Section  2.08(g),  constitute  a legal or equitable  discharge  of, or provide a right of setoff  against,  the  Borrower's  obligations  hereunder.  Neither the
Administrative Agent, the Lenders nor the Issuing Bank, nor any of their Related
Parties shall have any liability or responsibility by reason of or in connection with the  issuance or transfer of any Letter of Credit or any payment or failure to  make  any  payment  thereunder  (irrespective  of any  of the  circumstances referred to in the preceding sentence),  or any error,  omission,  interruption, loss or  delay  in  transmission  or  delivery  of any  draft,  notice  or other communication  under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any  consequence  arising from causes beyond the control of the Issuing
Bank;  provided that the foregoing  shall not be construed to excuse the Issuing
Bank from  liability  to the  Borrower  to the extent of any direct  damages (as opposed to consequential  damages,  claims in respect of which are hereby waived by the  Borrower to the extent  permitted  by  applicable  law)  suffered by the
Borrower  that are caused by the Issuing  Bank's  failure to exercise  care when determining  whether  drafts  and other  documents  presented  under a Letter of
Credit comply with the terms thereof.  The parties hereto  expressly agree that, in the  absence of gross  negligence  or willful  misconduct  on the part of the
Issuing Bank (as finally determined by a court of competent  jurisdiction),  the
Issuing Bank shall be deemed to have  exercised all requisite  care in each such determination.  In  furtherance  of  the  foregoing  and  without  limiting  the generality thereof,  the parties agree that, with respect to documents presented which appear on their face to be in substantial  compliance  with the terms of a
Letter of Credit,  the Issuing Bank may, in its sole  discretion,  either accept and  make  payment  upon  such  documents  without  responsibility  for  further investigation,  regardless  of any notice or  information  to the  contrary,  or refuse to accept and make payment upon such  documents if such documents are not in strict compliance with the terms of such Letter of Credit.

              (h) Disbursement  Procedures.  The  Issuing  Bank shall,  promptly
                  ------------------------
following its receipt thereof,  examine all documents  purporting to represent a demand for payment  under a Letter of Credit.  The Issuing  Bank shall  promptly notify the  Administrative  Agent and the  Borrower by telephone  (confirmed  by telecopy)  of such demand for  payment and whether the Issuing  Bank has made or will make an LC  Disbursement  thereunder;  provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its  obligation to reimburse  the  Issuing  Bank  and  the  Lenders  with  respect  to any  such LC
Disbursement.

                                       31

              (i) Interim  Interest.  If  the  Issuing  Bank  shall  make any LC
                  -----------------
Disbursement,  then,  until the Borrower shall have  reimbursed the Issuing Bank for such LC Disbursement (either with its own funds or a Borrowing under Section
2.08(f)),  the unpaid amount thereof shall bear interest,  for each day from and including the date such LC  Disbursement  is made to but excluding the date that the  Borrower  reimburses  such LC  Disbursement,  at the  rate per  annum  then applicable to ABR Loans. Interest accrued pursuant to this Section 2.08(i) shall be for the account of the Issuing  Bank,  except  that  interest  accrued on and after the date of payment by any Lender pursuant to Section 2.08(f) to reimburse the  Issuing  Bank shall be for the account of such Lender to the extent of such payment.

              (j) Replacement  of  the Issuing  Bank.  The  Issuing  Bank may be
                  ----------------------------------
replaced at any time by written agreement among the Borrower, the Administrative
Agent,  the  replaced   Issuing  Bank  and  the  successor   Issuing  Bank.  The
Administrative  Agent shall  notify the Lenders of any such  replacement  of the
Issuing  Bank.  At the time any such  replacement  shall become  effective,  the
Borrower  shall pay all unpaid  fees  accrued  for the  account of the  replaced
Issuing Bank pursuant to Section  3.05(b).  From and after the effective date of any such  replacement,  (i) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of  Credit  to be  issued  thereafter  and (ii)  references  herein  to the term
"Issuing  Bank" shall be deemed to refer to such  successor  or to any  previous
Issuing  Bank,  or to such  successor  and all previous  Issuing  Banks,  as the context shall require. After the replacement of the Issuing Bank hereunder,  the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit  issued by it prior to such  replacement,  but shall not be required to issue additional Letters of Credit.

              (k) Cash  Collateralization.  If (i) any  Event of  Default  shall
                  -----------------------
occur and be continuing and the Borrower receives notice from the Administrative
Agent or the Majority Lenders demanding the deposit of cash collateral  pursuant to this  Section  2.08(k),  or  (ii)  the  Borrower  is  required  to pay to the
Administrative  Agent the excess  attributable  to an LC Exposure in  connection with any  prepayment  pursuant  to  Section  3.04(c),  then the  Borrower  shall deposit,  in an  account  with  the  Administrative  Agent,  in the  name of the
Administrative Agent and for the benefit of the Lenders, an amount in cash equal to, in the case of an Event of Default,  the LC  Exposure,  and in the case of a payment  required by Section  3.04(c),  the amount of such excess as provided in
Section 3.04(c),  as of such date plus any accrued and unpaid interest  thereon;
provided  that the  obligation  to deposit  such cash  collateral  shall  become effective  immediately,  and  such  deposit  shall  become  immediately  due and payable,  without demand or other notice of any kind, upon the occurrence of any
Event of  Default  with  respect  to the  Borrower  or any  Material  Subsidiary described in Section 10.01(h) or Section 10.01(i). The Borrower hereby grants to the  Administrative  Agent, for the benefit of the Issuing Bank and the Lenders, an exclusive first priority and continuing  perfected  security  interest in and
Lien on such account and all cash, checks, drafts, certificates and instruments, if any,  from time to time  deposited or held in such  account,  all deposits or wire  transfers  made  thereto,  any and all  investments  purchased  with funds deposited in such account, all interest, dividends, cash, instruments, financial assets and other  Property from time to time  received,  receivable or otherwise payable in respect of, or in exchange for, any or all of the foregoing,  and all proceeds, products,  accessions,  rents, profits, income and benefits therefrom, and any substitutions and replacements  therefor.  The Borrower's  obligation to deposit  amounts  pursuant  to  this  Section  2.08(k)  shall  be  absolute  and

                                       32

unconditional,  without regard to whether any  beneficiary of any such Letter of
Credit  has  attempted  to draw down all or a portion of such  amount  under the terms of a Letter of Credit,  and, to the fullest extent permitted by applicable law,  shall not be subject to any  defense or be affected by a right of set-off, counterclaim or recoupment which the Borrower or any of its Subsidiaries may now
or  hereafter  have  against  any  such  beneficiary,   the  Issuing  Bank,  the
Administrative Agent, the Lenders or any other Person for any reason whatsoever.
Such deposit shall be held as collateral securing the payment and performance of the  Borrower's  and the  Guarantor's  obligations  under this Agreement and the other Loan Documents. The Administrative Agent shall have exclusive dominion and control,  including the exclusive right of withdrawal,  over such account. Other than any interest earned on the investment of such deposits,  which  investments shall be made at the written  request and instruction of the Borrower but at the option and sole  discretion of the  Administrative  Agent and at the  Borrower's
risk and expense, such deposits shall not bear interest. Interest or profits, if any,  on such  investments  shall  accumulate  in such  account.  Moneys in such account  shall be applied by the  Administrative  Agent to reimburse the Issuing
Bank for LC  Disbursements  for  which it has not been  reimbursed  and,  to the extent not so applied,  shall be held for the satisfaction of the  reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been  accelerated,  be applied to satisfy other  obligations of the  Borrower  and  the  Guarantors  under  this  Agreement  or the  other  Loan
Documents.  If the Borrower is required to provide an amount of cash  collateral hereunder as a result of the occurrence of an Event of Default, and the Borrower is  not  otherwise  required  to  pay to the  Administrative  Agent  the  excess attributable  to an LC Exposure in connection  with any  prepayment  pursuant to
Section 3.04(c), then such amount (to the extent not applied as aforesaid) shall be returned  to the  Borrower  within  three  Business  Days after all Events of
Default have been cured or waived.

                                  ARTICLE III
              Payments of Principal and Interest; Prepayments; Fees

     Section 3.01 Repayment  of Loans.  The   Borrower   hereby  unconditionally
                  -------------------
promises to pay to the  Administrative  Agent for the account of each Lender the then unpaid principal amount of each Loan on the Termination Date.

     Section 3.02 Interest.
                  --------

              (a) ABR Loans.  The Loans comprising each ABR Borrowing shall bear
                  ---------
interest at the Alternate Base Rate plus the Applicable  Margin, but in no event to exceed the Highest Lawful Rate.

              (b) Eurodollar   Loans.  The   Loans  comprising  each  Eurodollar
                  ------------------
Borrowing  shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such  Borrowing  plus the  Applicable  Margin,  but in no event to exceed the Highest Lawful Rate.

              (c) Post-Default  Rate.   Notwithstanding  the  foregoing,  if any
                  ------------------
principal of or interest on any Loan or any fee or other  amount  payable by the
Borrower or any Guarantor hereunder or under any other Loan Document is not paid when due,  whether at stated  maturity,  upon  acceleration  or otherwise,  such overdue amount shall bear interest,  after as well as before judgment, at a rate

                                       33

per annum equal to two  percent  (2%) plus the rate  applicable  to ABR Loans as provided in Section 3.02(a), but in no event to exceed the Highest Lawful Rate.

              (d) Interest Payment Dates. Accrued interest on each Loan shall be
                  ----------------------
payable  in  arrears  on each  Interest  Payment  Date for such  Loan and on the
Termination Date; provided that (i) interest accrued pursuant to Section 3.02(c)
shall be payable on demand,  (ii) in the event of any repayment or prepayment of any  Loan  (other  than an  optional  prepayment  of an ABR  Loan  prior  to the
Termination  Date),  accrued  interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or  prepayment,  and (iii) in the event of any conversion of any  Eurodollar  Loan prior to the end of the current
Interest Period therefor,  accrued interest on such Loan shall be payable on the effective date of such conversion.

              (e) Interest Rate  Computations.  All interest  hereunder shall be
                  ---------------------------
computed  on the  basis of a year of 360 days,  unless  such  computation  would exceed the Highest  Lawful Rate, in which case interest shall be computed on the basis of a year of 365 days (or 366 days in a leap year),  except that  interest computed by reference  to the  Alternate  Base Rate at times when the  Alternate
Base Rate is based on the Prime Rate shall be computed on the basis of a year of
365 days (or 366 days in a leap year), and in each case shall be payable for the actual  number of days elapsed  (including  the first day but excluding the last day). The applicable  Alternate Base Rate, Adjusted LIBO Rate or LIBO Rate shall be determined  by the  Administrative  Agent,  and such  determination  shall be conclusive absent manifest error, and be binding upon the parties hereto.

     Section 3.03 Alternate Rate of Interest.  If prior to the  commencement  of
                  --------------------------
any Interest Period for a Eurodollar Borrowing:

              (a) the Administrative Agent determines (which determination shall be conclusive  absent manifest error) that adequate and reasonable  means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate for such Interest
Period; or

              (b) the  Administrative  Agent is advised by the Majority  Lenders that the  Adjusted  LIBO Rate or LIBO Rate,  as  applicable,  for such  Interest
Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative  Agent shall give notice thereof to the Borrower and the
Lenders by  telephone  or telecopy as promptly as  practicable  thereafter  and, until the  Administrative  Agent  notifies the Borrower and the Lenders that the circumstances  giving  rise to such  notice no longer  exist,  (i) any  Interest
Election   Request  that  requests  the  conversion  of  any  Borrowing  to,  or continuation  of any Borrowing as, a Eurodollar  Borrowing shall be ineffective, and  (ii)  if any  Borrowing  Request  requests  a  Eurodollar  Borrowing,  such
Borrowing shall be made as an ABR Borrowing.

     Section 3.04 Prepayments.
                  -----------

              (a) Optional Prepayments. The Borrower shall have the right at any
                  --------------------
time and from time to time to prepay any Borrowing in whole or in part,  subject to prior notice in accordance with Section 3.04(b).

                                       34

              (b) Notice and Terms of Optional  Prepayment.  The Borrower  shall
                  ----------------------------------------
notify the  Administrative  Agent by  telephone  (confirmed  by telecopy) of any prepayment  hereunder (i) in the case of  prepayment of a Eurodollar  Borrowing, not later than 1:00 p.m.  Charlotte,  North Carolina  time,  three Business Days before  the  date of  prepayment,  or (ii) in the case of  prepayment  of an ABR
Borrowing, not later than 1:00 p.m. Charlotte, North Carolina time, one Business
Day before the date of  prepayment.  Each such notice shall be  irrevocable  and shall specify the prepayment date and the principal  amount of each Borrowing or portion  thereof to be prepaid.  Promptly  following  receipt of any such notice relating to a Borrowing,  the  Administrative  Agent shall advise the Lenders of the contents  thereof.  Each partial  prepayment of any Borrowing shall be in an amount that would be  permitted  in the case of an advance of a Borrowing of the same Type as provided in Section 2.02.  Each  prepayment of a Borrowing shall be applied  ratably to the Loans  included  in the prepaid  Borrowing.  Prepayments shall be accompanied by accrued interest to the extent required by Section 3.02.

              (c) Mandatory Prepayments.
                  ---------------------

                  (i) If, after giving effect to any termination or reduction of the Aggregate  Commitment  pursuant to Section 2.06(b),  the Aggregate Revolving
Credit Exposures exceeds the Aggregate  Commitments,  then the Borrower shall A.
prepay the Borrowings in an aggregate  principal amount equal to such excess, or add to the  Mortgaged  Property,  Oil  and  Gas  Properties,  having  value,  as determined by the  Administrative  Agent and the Majority  Lenders,  equal to or greater than such excess, or a combination  thereof and B. if any excess remains after prepaying all of the Borrowings as a result of an LC Exposure,  pay to the
Administrative  Agent on behalf of the Lenders an amount equal to such excess to be held as cash collateral as provided in Section 2.08(k).  The Borrower will be obligated to make such  prepayment,  provide such  collateral  and/or deposit of cash collateral  within ninety (90) days following such termination or reduction of the  Aggregate  Commitment;  provided  that all payments  required to be made pursuant to this Section  3.04(c)(i) must be made on or prior to the Termination
Date.

                  (ii) Upon any  redetermination  of or adjustment to the amount of the Borrowing Base in accordance with Section 2.07 or Section 8.13(c), if the
Aggregate  Revolving  Credit  Exposures  exceeds  the  redetermined  or adjusted
Borrowing Base, then the Borrower shall A. prepay the Borrowings in an aggregate principal amount equal to such excess, or add to the Mortgaged Property, Oil and
Gas Properties,  having value, as determined by the Administrative Agent and the
Majority Lenders, equal to or greater than such excess, or a combination thereof and B. if any excess  remains after  prepaying all of the Borrowings as a result of an LC Exposure,  pay to the Administrative  Agent on behalf of the Lenders an amount equal to such excess to be held as cash collateral as provided in Section
2.08(k).  The Borrower shall be obligated to make such prepayment,  provide such collateral  and/or deposit of cash collateral  within ninety (90) days following its receipt of the New Borrowing Base Notice in accordance  with Section 2.07(d)
or the date the  adjustment  occurs;  provided that all payments  required to be made  pursuant  to this  Section  3.04(c)(ii)  must be made on or  prior  to the
Termination Date.

                  (iii) Upon any  adjustments  to the Borrowing Base pursuant to
Section 9.12(a), Section 9.13 or Section 9.21, if the Aggregate Revolving Credit
Exposures  exceeds the Borrowing  Base as adjusted,  then the Borrower  shall A.
prepay the Borrowings in an aggregate  principal amount equal to such excess, or add to the  Mortgaged  Property,  Oil  and  Gas  Properties,  having  value,  as

                                       35

determined by the  Administrative  Agent and the Majority  Lenders,  equal to or greater than such excess, or a combination  thereof and B. if any excess remains after prepaying all of the Borrowings as a result of an LC Exposure,  pay to the
Administrative  Agent on behalf of the Lenders an amount equal to such excess to be held as cash collateral as provided in Section 2.08(k). The Borrower shall be obligated to make such  prepayment,  provide such  collateral  and/or deposit of cash  collateral  within  ninety  (90) days  following  such  adjustment  to the
Borrowing Base (or, if sooner,  on the date the Borrower  receives cash proceeds as a result of a  disposition  pursuant  to  Section  9.13);  provided  that all payments required to be made pursuant to this Section  3.04(c)(iii) must be made on or prior to the Termination Date.

                  (iv) Each  prepayment of  Borrowings  pursuant to this Section
3.04(c) shall be applied, first, ratably to any ABR Borrowings then outstanding, and, second, to any Eurodollar Borrowings then outstanding, and if more than one
Eurodollar  Borrowing is then outstanding,  to each such Eurodollar Borrowing in order of priority beginning with the Eurodollar  Borrowing with the least number of days remaining in the Interest Period applicable  thereto and ending with the
Eurodollar  Borrowing  with the most number of days  remaining  in the  Interest
Period applicable thereto.

                  (v) Each  prepayment  of  Borrowings  pursuant to this Section
3.04(c)  shall  be  applied  ratably  to  the  Loans  included  in  the  prepaid
Borrowings. Prepayments pursuant to this Section 3.04(c) shall be accompanied by accrued interest to the extent required by Section 3.02.

              (d) No Premium or Penalty. Prepayments permitted or required under
                  ---------------------
this Section 3.04 shall be without premium or penalty,  except as required under
Section 5.02.

     Section 3.05 Fees.
                  ----

              (a) Commitment   Fees.   The   Borrower   agrees  to  pay  to  the
                  -----------------
Administrative  Agent for the account of each  Lender a  commitment  fee,  which shall accrue at the applicable Commitment Fee Rate on the daily unused amount of the  Commitment  of such Lender during the period from and including the date of this Agreement to but excluding the Termination  Date.  Accrued  commitment fees shall be  payable  in  arrears  on the last day of March,  June,  September  and
December of each year and on the Termination Date,  commencing on the first such date to occur after the date hereof.  All  commitment  fees shall be computed on the  basis of a year of 360 days,  unless  such  computation  would  exceed  the
Highest  Lawful Rate, in which case interest shall be computed on the basis of a year of 365 days (or 366 days in a leap  year),  and  shall be  payable  for the actual  number of days elapsed  (including  the first day but excluding the last day).

              (b) Letter of Credit Fees.  The Borrower  agrees to pay (i) to the
                  ---------------------
Administrative  Agent for the  account of each Lender a  participation  fee with respect to its  participations  in Letters of Credit,  which shall accrue at the same  Applicable  Margin used to  determine  the  interest  rate  applicable  to
Eurodollar  Loans on the  average  daily  amount of such  Lender's  LC  Exposure
(excluding any portion thereof  attributable  to unreimbursed LC  Disbursements)
during the period from and including the date of this Agreement to but excluding the later of the date on which such Lender's Commitment  terminates and the date on which such Lender ceases to have any LC Exposure,  (ii) to the Issuing Bank a fronting fee,  which shall accrue at the rate of 0.125% per annum on the average

                                       36

daily amount of the LC Exposure  (excluding any portion thereof  attributable to unreimbursed LC Disbursements)  during the period from and including the date of this  Agreement to but  excluding  the later of the date of  termination  of the
Commitments  and the date on which there ceases to be any LC Exposure,  provided that in no event shall such fee be less than $300 during any quarter,  and (iii)
to the Issuing Bank, for its own account,  its standard fees with respect to the issuance,  amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day,  commencing on the first such date to occur  after the date of this  Agreement;  provided  that all such fees shall be payable on the  Termination  Date and any such fees  accruing after the Termination Date shall be payable on demand. Any other fees payable to the Issuing Bank  pursuant to this Section  3.05(b)  shall be payable  within 10 days after demand. All participation fees and fronting fees shall be computed on the  basis of a year of 360 days,  unless  such  computation  would  exceed  the
Highest  Lawful Rate, in which case interest shall be computed on the basis of a year of 365 days (or 366 days in a leap  year),  and  shall be  payable  for the actual  number of days elapsed  (including  the first day but excluding the last day).

              (c) Administrative  Agent Fees. The  Borrower agrees to pay to the
                  --------------------------
Administrative  Agent,  for its own account,  fees payable in the amounts and at the times  separately  agreed upon between the  Borrower and the  Administrative
Agent.

                                   ARTICLE IV
               Payments; Pro Rata Treatment; Sharing of Set-offs.

     Section 4.01 Payments Generally; Pro Rata Treatment; Sharing of Set-offs.
                  -----------------------------------------------------------

              (a) Payments by the Borrower. The Borrower shall make each payment
                  ------------------------
required to be made by it hereunder  (whether of  principal,  interest,  fees or reimbursement  of LC  Disbursements,  or of amounts  payable under Section 5.01,
Section 5.02,  Section 5.03 or otherwise)  prior to 1:00 p.m.  Charlotte,  North
Carolina time, on the date when due, in  immediately  available  funds,  without defense, deduction,  recoupment, set-off or counterclaim. Fees, once paid, shall not be refundable under any circumstances.  Any amounts received after such time on any date may, in the  discretion of the  Administrative  Agent,  be deemed to have  been  received  on the  next  succeeding  Business  Day  for  purposes  of
calculating   interest  thereon.   All  such  payments  shall  be  made  to  the
Administrative  Agent at its offices specified in Section 12.01, except payments to be made directly to the Issuing Bank as expressly  provided herein and except that payments pursuant to Section 5.01,  Section 5.02,  Section 5.03 and Section
12.03 shall be made directly to the Persons entitled thereto. The Administrative
Agent shall  distribute any such payments  received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next  succeeding  Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.

              (b) Application  of  Insufficient   Payments.    If  at  any  time
                  ----------------------------------------
insufficient funds are received by and available to the Administrative  Agent to pay fully all amounts of principal, unreimbursed LC Disbursements,  interest and

                                       37

fees then due hereunder,  such funds shall be applied (i) first, towards payment of interest  and fees then due  hereunder,  ratably  among the parties  entitled thereto in  accordance  with the amounts of  interest  and fees then due to such parties,  and (ii) second,  towards  payment of principal  and  unreimbursed  LC
Disbursements then due hereunder,  ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements  then due to such parties.

              (c) Sharing of  Payments  by  Lenders.   If any Lender  shall,  by
                  ---------------------------------
exercising any right of set-off or counterclaim or otherwise,  obtain payment in respect of any principal of or interest on any of its Loans or participations in
LC  Disbursements  resulting  in such  Lender  receiving  payment  of a  greater proportion  of the  aggregate  amount  of its  Loans  and  participations  in LC
Disbursements  and accrued interest thereon than the proportion  received by any other Lender,  then the Lender receiving such greater  proportion shall purchase
(for cash at face value)  participations  in the Loans and  participations in LC
Disbursements  of other  Lenders to the extent  necessary so that the benefit of all such payments shall be shared by the Lenders  ratably in accordance with the aggregate  amount of principal of and accrued interest on their respective Loans
and  participations  in  LC  Disbursements;   provided  that  (i)  if  any  such
participations  are purchased and all or any portion of the payment  giving rise thereto is recovered,  such  participations  shall be rescinded and the purchase price restored to the extent of such recovery,  without  interest,  and (ii) the provisions  of this  Section  4.01(c)  shall  not be  construed  to apply to any payment  made by the  Borrower  pursuant to and in  accordance  with the express terms of this Agreement or any payment obtained by a Lender as consideration for the  assignment  of  or  sale  of  a  participation  in  any  of  its  Loans  or participations in LC Disbursements to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate  thereof (as to which the provisions of this Section 4.01(c) shall apply). The Borrower consents to the foregoing and agrees,  to the extent it may  effectively do so under  applicable law, that any
Lender  acquiring a  participation  pursuant to the foregoing  arrangements  may exercise against the Borrower rights of set-off and counterclaim with respect to such  participation  as fully as if such  Lender  were a direct  creditor of the
Borrower in the amount of such participation.

     Section 4.02 Presumption   of  Payment   by  the   Borrower.    Unless  the
                  ----------------------------------------------
date on which any payment is due to the Administrative  Agent for the account of the Lenders or the Issuing  Bank that the Borrower  will not make such  payment, the  Administrative  Agent may assume that the Borrower has made such payment on such date in  accordance  herewith  and may, in reliance  upon such  assumption, distribute  to the Lenders or the Issuing  Bank,  as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the  Lenders or the Issuing  Bank,  as the case may be,  severally  agrees to repay to the Administrative  Agent forthwith on demand the amount so distributed to such  Lender or Issuing  Bank with  interest  thereon,  for each day from and including the date such amount is distributed to it to but excluding the date of payment  to the  Administrative  Agent,  at the  greater  of the  Federal  Funds
Effective Rate and a rate determined by the  Administrative  Agent in accordance with banking industry rules on interbank compensation.

     Section 4.03 Certain Deductions by the Administrative  Agent. If any Lender
                  -----------------------------------------------
shall fail to make any  payment  required  to be made by it  pursuant to Section
2.05(b),   Section   2.08(e),   Section   2.08(f)  or  Section   4.02  then  the
Administrative  Agent  may,  in its  discretion  (notwithstanding  any  contrary

                                       38

provision hereof),  apply any amounts thereafter  received by the Administrative
Agent for the account of such Lender to satisfy such Lender's  obligations under such Sections until all such unsatisfied obligations are fully paid.

     Section 4.04 Disposition of Proceeds.  The Security  Instruments contain an
                  -----------------------
assignment by the Borrower and/or the Material Subsidiaries unto and in favor of the Administrative Agent for the benefit of the Lenders of all of the Borrower's or each Material  Subsidiary's  interest in and to  production  and all proceeds attributable  thereto  which may be produced  from or allocated to the Mortgaged
Property.   The  Security   Instruments  further  provide  in  general  for  the
application of such proceeds to the  satisfaction of the  Indebtedness and other
obligations   described  therein  and  secured  thereby.   Notwithstanding   the
assignment  contained in such Security  Instruments,  until the occurrence of an
Event of Default,  a. the  Administrative  Agent and the Lenders agree that they will neither notify the purchaser or purchasers of such  production nor take any other action to cause such proceeds to be remitted to the  Administrative  Agent or the Lenders,  but the Lenders will instead permit such proceeds to be paid to the Borrower and its Material  Subsidiaries  and b. the Lenders hereby authorize the Administrative  Agent to take such actions as may be necessary to cause such proceeds to be paid to the Borrower and/or such Material Subsidiaries.

                                   ARTICLE V
           Increased Costs; Break Funding Payments; Taxes; Illegality

     Section 5.01 Increased Costs.
                  ---------------

              (a) Eurodollar Changes in Law. If any Change in Law shall:
                  -------------------------

                  (i) impose,  modify or deem  applicable  any reserve,  special deposit or similar  requirement  against  assets  of,  deposits  with or for the account  of,  or  credit  extended  by,  any  Lender  (except  any such  reserve requirement reflected in the Adjusted LIBO Rate); or

                  (ii) impose on any Lender or the London  interbank  market any other  condition  affecting  this  Agreement  or  Eurodollar  Loans made by such
Lender;

and the result of any of the  foregoing  shall be to  increase  the cost to such
Lender of making or  maintaining  any  Eurodollar  Loan (or of  maintaining  its obligation to make any such Loan) or to reduce the amount of any sum received or receivable by such Lender  (whether of principal,  interest or otherwise),  then the Borrower will pay to such Lender such  additional  amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

              (b) Capital  Requirements.  If  any  Lender  or the  Issuing  Bank
                  ---------------------
determines that any Change in Law regarding  capital  requirements  has or would have the effect of reducing  the rate of return on such  Lender's or the Issuing
Bank's  capital or on the capital of such Lender's or the Issuing Bank's holding company,  if any, as a  consequence  of this  Agreement or the Loans made by, or participations  in Letters of Credit  held by,  such  Lender,  or the Letters of
Credit  issued by the Issuing  Bank,  to a level below that which such Lender or the Issuing Bank or such Lender's or the Issuing  Bank's  holding  company could have  achieved  but for such  Change  in Law  (taking  into  consideration  such
Lender's or the Issuing Bank's policies and the policies of such Lender's or the
Issuing Bank's holding company with respect to capital adequacy), then from time

                                       39

to time the Borrower  will pay to such Lender or the Issuing  Bank,  as the case may be, such additional  amount or amounts as will compensate such Lender or the
Issuing Bank or such Lender's or the Issuing Bank's holding company for any such reduction suffered.

              (c) Certificates.  A  certificate  of a Lender or the Issuing Bank
                  ------------
setting forth the amount or amounts  necessary to compensate  such Lender or the
Issuing Bank or its holding company, as the case may be, as specified in Section
5.01(a) or (b) shall be delivered to the Borrower and shall be conclusive absent manifest  error.  The Borrower shall pay such Lender or the Issuing Bank, as the case may be,  the  amount  shown as due on any such  certificate  within 10 days after receipt thereof.

              (d) Effect of Failure or Delay in Requesting Compensation. Failure
                  -----------------------------------------------------
or delay on the part of any Lender or the  Issuing  Bank to demand  compensation pursuant to this Section 5.01 shall not  constitute a waiver of such Lender's or the Issuing Bank's right to demand such compensation.

     Section 5.02 Break Funding Payments. In the event of (a) the payment of any
                  ----------------------
principal  of any  Eurodollar  Loan  other  than on the last day of an  Interest
Period applicable  thereto  (including as a result of an Event of Default),  (b)
the  conversion of any  Eurodollar  Loan into an ABR Loan other than on the last day of the Interest  Period  applicable  thereto,  or (c) the failure to borrow, convert,  continue or prepay any  Eurodollar  Loan on the date  specified in any notice delivered  pursuant  hereto,  then, in any such event, the Borrower shall compensate  each  Lender for the loss,  cost and  expense  attributable  to such event.  In the case of a  Eurodollar  Loan,  such  loss,  cost or expense to any
Lender shall be deemed to include an amount  determined by such Lender to be the excess,  if any, of (i) the amount of interest  which would have  accrued on the principal amount of such Loan had such event not occurred,  at the Adjusted LIBO
Rate that would have been  applicable to such Loan, for the period from the date of such event to the last day of the then current  Interest Period therefor (or, in the case of a failure to borrow,  convert or  continue,  for the period  that would  have been the  Interest  Period for such  Loan),  over (ii) the amount of interest  which  would  accrue on such  principal  amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period,  for dollar  deposits of a comparable  amount and period from other banks in the eurodollar market.

A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section 5.02 shall be delivered to the
Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

                                       40

     Section 5.03 Taxes.
                  -----

              (a) Payments Free of Taxes.  Any and all payments by or on account
                  ----------------------
of any  obligation  of the  Borrower or any Material  Subsidiary  under any Loan
Document  shall  be  made  free  and  clear  of and  without  deduction  for any
Indemnified  Taxes  or  Other  Taxes;  provided  that if the  Borrower  shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then
(i) the sum payable  shall be  increased  as  necessary so that after making all required deductions  (including deductions applicable to additional sums payable under this Section 5.03(a)),  the Administrative  Agent,  Lender or Issuing Bank
(as the case may be) receives an amount equal to the sum it would have  received had no such  deductions  been made, (ii) the Borrower shall make such deductions and (iii)  the  Borrower  shall pay the full  amount  deducted  to the  relevant
Governmental Authority in accordance with applicable law.

              (b) Payment of Other Taxes by the Borrower. The Borrower shall pay
                  --------------------------------------
any Other  Taxes to the  relevant  Governmental  Authority  in  accordance  with applicable law.

              (c) Indemnification by the Borrower.  The Borrower shall indemnify
                  -------------------------------
the Administrative Agent, each Lender and the Issuing Bank, within 10 days after written demand therefor,  for the full amount of any Indemnified  Taxes or Other
Taxes paid by the Administrative  Agent, such Lender or the Issuing Bank, as the case  may  be,  on or  with  respect  to any  payment  by or on  account  of any obligation of the Borrower hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or  attributable  to amounts  payable  under this Section
5.03) and any penalties,  interest and reasonable  expenses arising therefrom or with respect thereto,  whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.
A certificate  of the  Administrative  Agent, a Lender or the Issuing Bank as to
the  amount of such  payment  or  liability  under  this  Section  5.03 shall be delivered to the Borrower and shall be conclusive absent manifest error.

              (d) Evidence of Payments. As soon as practicable after any payment
                  --------------------
of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority,
the  Borrower  shall  deliver  to the  Administrative  Agent the  original  or a certified copy of a receipt  issued by such  Governmental  Authority  evidencing such payment,  a copy of the return  reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

              (e) Foreign  Lenders.  Any  Foreign  Lender that is entitled to an
                  ----------------
exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located,  or any treaty to which such jurisdiction is a party,  with respect to payments under this Agreement or any other Loan Document shall deliver to the Borrower (with a copy to the Administrative  Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation  prescribed  by  applicable  law or  reasonably  requested  by the
Borrower as will permit such  payments to be made  without  withholding  or at a reduced rate.

              (f) Tax  Refunds.   If  the  Administrative   Agent  or  a  Lender
                  ------------
determines,  in its reasonable discretion,  that it has received a refund of any
Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the  Borrower  has paid  additional  amounts  pursuant  to this
Section  5.03,  it shall pay over such refund to the  Borrower  (but only to the extent of indemnity  payments made, or additional  amounts paid, by the Borrower under this  Section 5.03 with respect to the Taxes or Other Taxes giving rise to

                                       41

such refund),  net of all out-of-pocket  expenses of the Administrative Agent or such Lender and without  interest  (other than any interest paid by the relevant
Governmental  Authority  with  respect  to  such  refund);  provided,  that  the
Borrower, upon the request of the Administrative Agent or such Lender, agrees to repay the amount  paid over to the  Borrower  (plus any  penalties,  interest or
other  charges   imposed  by  the  relevant   Governmental   Authority)  to  the
Administrative  Agent or such  Lender in the event the  Administrative  Agent or such Lender is required  to repay such  refund to such  Governmental  Authority.
This Section 5.03 shall not be construed to require the Administrative  Agent or any Lender to make available its tax returns (or any other information  relating to its taxes which it deems confidential) to the Borrower or any other Person.

     Section 5.04 Designation  of   Different  Lending  Office.   If any  Lender
                  --------------------------------------------
requests  compensation under Section 5.01, or if the Borrower is required to pay any  additional  amount to any  Lender  or any  Governmental  Authority  for the
account of any Lender  pursuant  to Section  5.03,  then such  Lender  shall use reasonable  efforts to  designate  a  different  lending  office for  funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its  offices,  branches or  affiliates,  if, in the  judgment of such
Lender,  such  designation or assignment  (i) would  eliminate or reduce amounts payable  pursuant to Section  5.01 or Section  5.03,  as the case may be, in the future  and (ii)  would not  subject  such  Lender to any  unreimbursed  cost or expense and would not otherwise be  disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

     Section 5.05 Illegality.   Notwithstanding  any  other   provision  of this
                  ----------
Agreement,  in the  event  that  it  becomes  unlawful  for  any  Lender  or its applicable lending office to honor its obligation to make or maintain Eurodollar
Loans either generally or having a particular  Interest Period  hereunder,  then
(a) such Lender shall promptly notify the Borrower and the Administrative  Agent thereof and such  Lender's  obligation  to make such  Eurodollar  Loans shall be suspended (the  "Affected  Loans") until such time as such Lender may again make
                 ---------------
and  maintain  such  Eurodollar  Loans and (b) all  Affected  Loans  which would otherwise  be made by such Lender  shall be made  instead as ABR Loans (and,  if such Lender so requests by notice to the Borrower and the Administrative  Agent, all  Affected  Loans of such  Lender  then  outstanding  shall be  automatically converted  into ABR Loans on the date  specified  by such Lender in such notice)
and, to the extent that Affected  Loans are so made as (or  converted  into) ABR
Loans,  all  payments  of  principal  which would  otherwise  be applied to such
Lender's Affected Loans shall be applied instead to its ABR Loans.

     Section 5.06 Replacement of Lenders.  If any  Lender requests  compensation
                  ----------------------
under Section 5.01, or if the Borrower is required to pay any additional  amount to any  Lender or any  Governmental  Authority  for the  account  of any  Lender pursuant to Section  5.03, or if any Lender  defaults in its  obligation to fund
Loans hereunder,  or if any Lender refuses to approve a Proposed  Borrowing Base pursuant to Section 2.07(c)(iii) and as a result, the Borrower elects to replace such dissenting Lender pursuant to Section  2.07(c)(iv),  then the Borrower may,
at  its  sole   expense  and  effort,   upon  notice  to  such  Lender  and  the
Administrative  Agent,  require  such  Lender to assign  and  delegate,  without recourse  (in  accordance  with and  subject to the  restrictions  contained  in
Section  12.04(b)),  all  its  interests,  rights  and  obligations  under  this
Agreement to an assignee that shall assume such obligations  (which assignee may

                                       42

be another Lender, if a Lender accepts such  assignment);  provided that (i) the
Borrower  shall have  received the prior written  consent of the  Administrative
Agent, which consent shall not unreasonably be withheld,  (ii) such Lender shall have  received  payment of an amount equal to the  outstanding  principal of its
Loans and participations in LC Disbursements,  accrued interest thereon, accrued fees and all other amounts  payable to it  hereunder,  from the assignee (to the extent of such  outstanding  principal  and  accrued  interest  and fees) or the
Borrower  (in the case of all other  amounts)  and (iii) in the case of any such assignment  resulting  from a  claim  for  compensation  under  Section  5.01 or payments  required to be made pursuant to Section  5.03,  such  assignment  will result in a reduction in such  compensation  or payments.  A Lender shall not be required to make any such  assignment and  delegation  if, prior  thereto,  as a result of a waiver by such Lender or otherwise,  the circumstances entitling the
Borrower to require such assignment and delegation cease to apply.

                                   ARTICLE VI
                              Conditions Precedent

     Section 6.01 Effective  Date. The  obligations of the Lenders to make Loans
                  ---------------
and of the Issuing Bank to issue  Letters of Credit  hereunder  shall not become effective until the date on which each of the following  conditions is satisfied
(or waived in accordance with Section 12.02):

              (a) The  Administrative  Agent  shall have  received  all fees and other  amounts due and  payable on or prior to the  Effective  Date,  including, without limitation,  to the extent invoiced,  reimbursement or payment of all of the Administrative Agent's out-of-pocket expenses including, without limitation, the reasonable fees, charges and disbursements of counsel for the Administrative
Agent, required to be reimbursed or paid by the Borrower hereunder.

              (b) The Administrative  Agent shall have received a certificate of the  Secretary  or an  Assistant  Secretary  of each of the  Borrower  and  each
Guarantor  setting forth (i)  resolutions of its board of directors with respect to the  authorization  of the Borrower or such  Guarantor to execute and deliver the Loan  Documents  to which it is a party and to enter  into the  transactions contemplated  in those  documents,  (ii) the  officers  of the  Borrower or such
Guarantor  (y) who are  authorized  to sign the  Loan  Documents  to  which  the
Borrower  or such  Guarantor  is a party and (z) who  will,  until  replaced  by another  officer  or  officers  duly  authorized  for that  purpose,  act as its representative  for the  purposes of signing  documents  and giving  notices and other  communications  in connection  with this  Agreement and the  transactions contemplated hereby, (iii) specimen signatures of such authorized officers,  and
(iv) the articles or certificate of incorporation and bylaws of the Borrower and such Guarantor,  certified as being true and complete.  The Administrative Agent
and  the  Lenders  may  conclusively   rely  on  such   certificate   until  the
Administrative  Agent  receives  notice  in  writing  from the  Borrower  to the contrary.

              (c) The Administrative  Agent shall have received  certificates of the appropriate State agencies with respect to the existence,  qualification and good standing of the Borrower and each Guarantor.

              (d) The  Administrative  Agent  shall have  received a  compliance certificate  which  shall be  substantially  in the form of  Exhibit B, duly and properly executed by a Responsible Officer and dated as of the Effective Date.

                                       43

              (e) The  Administrative  Agent  shall have  received  the  Initial
Reserve Report.

              (f) The  Administrative  Agent shall have received from each party hereto  counterparts  (in such number as may be requested by the  Administrative
Agent) of this Agreement signed on behalf of such party.

              (g) The  Administrative  Agent shall have  received  duly executed
Notes  payable to the order of each  Lender in a principal  amount  equal to its
Commitment dated as of the date hereof.

              (h) The  Administrative  Agent shall have received from each party thereto  duly  executed  and  completed  counterparts  (in such number as may be requested by the Administrative  Agent) of the Security  Instruments,  including the Pledge, the Guaranty Agreement and the other Security Instruments  described on Exhibit D-1. In  connection  with the  execution and delivery of the Security
Instruments, the Administrative Agent shall:

                  (i) be  reasonably  satisfied  that the  Security  Instruments
create  first  priority,   perfected  Liens  (subject  only  to  Excepted  Liens
identified in clauses (a) to (d) and (f) of the definition thereof,  but subject to the  provisos  at the end of such  definition)  on at least  70% of the total value of the Oil and Gas  Properties  evaluated  in the Initial  Reserve  Report sufficient in the reasonable  opinion of the  Administrative  Agent to justify a
Borrowing Base of $400,000,000 on the Effective Date hereof; and

                  (ii) have received certificates,  together with undated, blank stock  powers  for each such  certificate,  representing  all of the  issued and outstanding Equity Interests of each of the Guarantors.

              (i) The  Administrative  Agent  shall have  received an opinion of
Ballard Spahr Andrews & Ingersoll,  LLP, special counsel to the Borrower and the Guarantors, substantially in the form of Exhibit C hereto.

              (j) The Administrative  Agent shall have received a certificate of insurance  coverage of the  Borrower  evidencing  that the  Borrower is carrying insurance in accordance with Section 7.13.

              (k) The  Administrative  Agent shall have received copies of title information  in form and substance  satisfactory  to the  Administrative  Agent, setting  forth the status of title to at least 70% of the total value of the Oil
and  Gas   Properties   evaluated  in  the  Initial   Reserve   Report  and  the
Administrative  Agent  shall be  reasonably  satisfied  with the status of title reflected therein.

              (l) The  Administrative  Agent shall be reasonably  satisfied with the  environmental  condition of the Oil and Gas  Properties of the Borrower and its Material Subsidiaries.

              (m) The Administrative  Agent shall have received a certificate of a Responsible  Officer of the Borrower certifying that the Borrower has received all consents and approvals required by Section 7.03.

                                       44

              (n) The  Administrative  Agent shall have  received the  financial statements  referred  to in  Section  7.04(a)  and the  Initial  Reserve  Report
accompanied by a certificate covering the matters described in Section 8.12(c).

              (o) The Administrative  Agent shall have received  appropriate UCC search  certificates  reflecting no prior Liens  encumbering  the Properties the
Borrower and the Material Subsidiaries for each of the following  jurisdictions:
Colorado,  Delaware,  Louisiana,  Montana, New Mexico,  North Dakota,  Oklahoma,
Texas,  Utah,  and  Wyoming  and  any  other   jurisdiction   requested  by  the
Administrative Agent; other than those being assigned or released on or prior to the Effective Date or Liens permitted by Section 9.03.

              (p) The  proceeds  of the  initial  Loans  shall be used to renew, rearrange,  modify and extend the outstanding  amounts under the Existing Credit
Agreement and all  "Commitments"  (as defined in the Existing Credit  Agreement)
thereunder shall have been terminated.

              (q) The  Administrative  Agent  shall  have  received  such  other documents as the  Administrative  Agent or special counsel to the Administrative
Agent may reasonably request.

     The  Administrative  Agent shall notify the Borrower and the Lenders of the
Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing,  the  obligations of the Lenders to make Loans and of the Issuing
Bank to issue Letters of Credit hereunder shall not become effective unless each of the foregoing  conditions is satisfied (or waived  pursuant to Section 12.02)
at or prior to 3:00 p.m.,  Charlotte,  North  Carolina  time,  on April 14, 2005
(and,  in the  event  such  conditions  are  not so  satisfied  or  waived,  the
Commitments shall terminate at such time).

     Section 6.02 Each Credit  Event.  The  obligation  of each Lender to make a
                  ------------------
Loan on the occasion of any Borrowing  (including the initial  funding),  and of the  Issuing  Bank to issue,  amend,  renew or extend any  Letter of Credit,  is subject to the satisfaction of the following conditions:

              (a) At the time of and  immediately  after  giving  effect to such
Borrowing  or the  issuance,  amendment,  renewal or extension of such Letter of
Credit, as applicable, no Default shall have occurred and be continuing.

              (b) At the time of and  immediately  after  giving  effect to such
Borrowing  or the  issuance,  amendment,  renewal or extension of such Letter of
Credit, as applicable, no Material Adverse Effect shall have occurred.

              (c) The  representations  and  warranties  of the Borrower and the
Guarantors set forth in this Agreement and in the other Loan Documents  shall be true  and  correct  in all  material  respects  on and as of the  date  of  such
Borrowing  or the date of  issuance,  amendment,  renewal or  extension  of such
Letter of Credit, as applicable,  except to the extent any such  representations and warranties  are expressly  limited to an earlier date, in which case, on and as of the date of such Borrowing or the date of issuance,  amendment, renewal or extension of such Letter of Credit,  as  applicable,  such  representations  and warranties  shall continue to be true and correct as of such  specified  earlier date.

                                       45

              (d) The making of such Loan or the issuance, amendment, renewal or extension of such Letter of Credit,  as applicable,  would not conflict with, or cause any  Lender or the  Issuing  Bank to violate  or  exceed,  any  applicable
Governmental  Requirement,  and no  Change in Law shall  have  occurred,  and no litigation  shall be pending or  threatened,  which does or, with respect to any threatened  litigation,  seeks to, enjoin,  prohibit or restrain,  the making or repayment of any Loan, the issuance,  amendment, renewal, extension or repayment of any Letter of Credit or any participations therein or the consummation of the transactions contemplated by this Agreement or any other Loan Document.

              (e) The receipt by the Administrative Agent of a Borrowing Request in  accordance  with  Section  2.03 or a  request  for a  Letter  of  Credit  in accordance with Section 2.08(b), as applicable.

     Each  Borrowing and each issuance,  amendment,  renewal or extension of any
Letter of Credit shall be deemed to constitute a representation  and warranty by the Borrower on the date thereof as to the matters  specified in Section 6.02(a)
through (e).

                                  ARTICLE VII
                         Representations and Warranties

     The Borrower represents and warrants to the Lenders that:

     Section 7.01 Organization;  Powers.  Each  of the Borrower and the Material
                  ---------------------
Subsidiaries is duly organized,  validly existing and in good standing under the laws of the  jurisdiction  of its  organization,  has all  requisite  power  and authority, and has all material governmental licenses, authorizations,  consents and approvals  necessary,  to own its assets and to carry on its business as now conducted, and is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required,  except where failure to have
such  power,  authority,  licenses,  authorizations,   consents,  approvals  and
qualifications  could not  reasonably  be  expected  to have a Material  Adverse
Effect.

     Section 7.02 Authority;  Enforceability.  The  Transactions  are within the
                  --------------------------
Borrower's and each  Guarantor's  corporate powers and have been duly authorized by all  necessary  corporate  and, if required,  stockholder  action.  Each Loan
Document  to which  the  Borrower  and each  Guarantor  is a party has been duly executed and  delivered by the Borrower and such  Guarantor  and  constitutes  a legal,  valid and binding  obligation  of the  Borrower and such  Guarantor,  as applicable,  enforceable  in  accordance  with its terms,  subject to applicable bankruptcy,  insolvency,  reorganization,  moratorium  or other  laws  affecting creditors'  rights  generally  and  subject  to  general  principles  of equity, regardless of whether considered in a proceeding in equity or at law.

     Section 7.03 Approvals;  No Conflicts.  The Transactions (a) do not require
                  ------------------------
any consent or approval of, registration or filing with, or any other action by, any Governmental  Authority or any other third Person,  nor is any such consent, approval,  registration,  filing or other action  necessary  for the validity or enforceability  of any Loan  Document or the  consummation  of the  transactions contemplated thereby,  except such as have been obtained or made and are in full force and  effect  other  than (i) the  recording  and  filing  of the  Security

                                       46

Instruments as required by this  Agreement and (ii) those third party  approvals or consents which, if not made or obtained, would not cause a Default hereunder, could not  reasonably  be expected to have a Material  Adverse  Effect or do not have an adverse effect on the enforceability of the Loan Documents, (b) will not violate  any  applicable  law or  regulation  or the  charter,  by-laws or other organizational documents of the Borrower or any Material Subsidiary or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture,  agreement or other  instrument  binding upon the Borrower or any
Material  Subsidiary or its  Properties,  or give rise to a right  thereunder to require any payment to be made by the Borrower or such Material  Subsidiary  and
(d) will not result in the creation or imposition of any Lien on any Property of the Borrower or any  Material  Subsidiary  (other than the Liens  created by the
Loan Documents).

     Section 7.04 Financial Condition; No Material Adverse Change.
                  -----------------------------------------------

              (a) The  Borrower  has  heretofore  furnished  to the  Lenders its consolidated  balance sheet and  statements of income,  stockholders  equity and cash flows as of and for the fiscal year ended December 31, 2004, reported on by
Deloitte & Touche, independent public accountants. Such financial statements present fairly, in all material respects,  the financial position and results of operations and cash flows of the Borrower and its  Consolidated  Subsidiaries as of such date and for such period in accordance with GAAP.

              (b) Since  December  31,  2004,  (i)  there  has been no  material adverse  change in the  business,  assets,  operations,  prospects or condition, financial or otherwise, of the Borrower and its Material Subsidiaries,  taken as a whole and (ii) the business of the Borrower and its Material  Subsidiaries has been  conducted  only in the  ordinary  course  consistent  with  past  business practices.

              (c) Neither the Borrower nor any  Material  Subsidiary  has on the
date hereof (i) any  material  Debt  (including  Disqualified  Capital  Stock) , except as referred to or reflected or provided for in the Financial  Statements,
or  (ii)  any  contingent   liabilities,   off-balance   sheet   liabilities  or
partnerships, liabilities for taxes, unusual forward or long-term commitments or unrealized or  anticipated  losses from any  unfavorable  commitments,  incurred outside the ordinary  course of the  Borrower's  or such  Material  Subsidiary's business.

     Section 7.05 Litigation.
                  ----------

              (a) Except as set forth on  Schedule  7.05,  there are no material actions,  suits,  investigations  or  proceedings by or before any arbitrator or
Governmental  Authority  pending  against or, to the  knowledge of the Borrower, threatened against or affecting the Borrower or any Material  Subsidiary (i) not fully covered by insurance (except for normal  deductibles) as to which there is a  reasonable  possibility  of  an  adverse  determination  that,  if  adversely determined,  could reasonably be expected,  individually or in the aggregate, to result in a Material  Adverse Effect,  or (ii) that involve any Loan Document or the Transactions.

              (b) Since the date of this Agreement,  there has been no change in the status of the matters  disclosed in Schedule 7.05 that,  individually  or in the  aggregate,  has resulted in, or materially  increased the  likelihood of, a
Material Adverse Effect.

                                       47

     Section  7.06  Environmental  Matters.  Except as could  not be  reasonably
                    ----------------------
expected to have a Material  Adverse Effect (or with respect to (c), (d) and (e)
below,  where the failure to take such actions could not be reasonably  expected to have a Material Adverse Effect):

              (a)  neither  any   Property  of  the  Borrower  or  any  Material
Subsidiary nor the operations conducted thereon violate any order or requirement of any court or Governmental Authority or any Environmental Laws.

              (b) no Property of the Borrower or any Material Subsidiary nor the
operations currently conducted thereon or, to the knowledge of the Borrower,  by any prior owner or operator of such Property or  operation,  are in violation of or subject to any existing,  pending or threatened action, suit,  investigation, inquiry or proceeding by or before any court or Governmental Authority or to any remedial obligations under Environmental Laws.

              (c) all  notices,  permits,  licenses,  exemptions,  approvals  or similar  authorizations,  if any, required to be obtained or filed in connection with the  operation  or use of any and all  Property  of the  Borrower  and each
Material Subsidiary,  including,  without limitation, past or present treatment, storage,  disposal  or release of a  hazardous  substance,  oil and gas waste or solid waste into the  environment,  have been duly  obtained  or filed,  and the
Borrower  and each  Material  Subsidiary  are in  compliance  with the terms and conditions of all such notices, permits, licenses and similar authorizations.

              (d) all hazardous  substances,  solid waste and oil and gas waste, if any,  generated  at any and all  Property  of the  Borrower  or any  Material
Subsidiary  have in the  past  been  transported,  treated  and  disposed  of in accordance  with  Environmental  Laws  and so as not to  pose  an  imminent  and substantial endangerment to public health or welfare or the environment, and, to the knowledge of the  Borrower,  all such  transport  carriers and treatment and disposal facilities have been and are operating in compliance with Environmental
Laws and so as not to pose an imminent and  substantial  endangerment  to public health or welfare or the  environment,  and are not the subject of any existing, pending or  threatened  action,  investigation  or  inquiry by any  Governmental
Authority in connection with any Environmental Laws.

              (e) the  Borrower  has  taken all steps  reasonably  necessary  to determine and has determined that no oil, hazardous  substances,  solid waste or oil and gas waste,  have been  disposed of or  otherwise  released and there has been no threatened release of any oil, hazardous substances,  solid waste or oil and gas waste on or to any Property of the  Borrower or any Material  Subsidiary
except in compliance with  Environmental  Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment.

              (f) to the extent  applicable,  all  Property of the  Borrower and
each  Material  Subsidiary  currently  satisfies  all  design,   operation,  and
equipment  requirements  imposed by the OPA, and the Borrower  does not have any reason to believe that such Property, to the extent subject to the OPA, will not be able to maintain compliance with the OPA requirements during the term of this
Agreement.

                                       48

              (g) neither the Borrower nor any Material Subsidiary has any known contingent  liability  or  Remedial  Work in  connection  with  any  release  or threatened release of any oil, hazardous  substance,  solid waste or oil and gas waste into the environment.

     Section 7.07 Compliance with the Laws and Agreements; No Defaults.
                  ----------------------------------------------------

              (a)  Each of the  Borrower  and  each  Material  Subsidiary  is in compliance with all Governmental  Requirements  applicable to it or its Property and all agreements and other  instruments  binding upon it or its Property,  and possesses all licenses,  permits,  franchises,  exemptions,  approvals and other governmental  authorizations necessary for the ownership of its Property and the conduct of its business,  except where the failure to do so,  individually or in the aggregate,  could not reasonably be expected to result in a Material Adverse
Effect.

              (b) Neither the Borrower nor any Material Subsidiary is in default nor has any event or circumstance  occurred which, but for the expiration of any applicable  grace period or the giving of notice,  or both,  would  constitute a default or would require the Borrower or a Material Subsidiary to Redeem or make any offer to do any of the foregoing under any indenture, note, credit agreement or instrument  pursuant to which any Material  Indebtedness is outstanding or by which the  Borrower or any Material  Subsidiary  or any of their  Properties  is bound.

              (c) No Default has occurred and is continuing.

     Section 7.08 Investment   Company  Act.   Neither  the   Borrower  nor  any
                  -------------------------
Subsidiary  is  an  "investment   company"  or  a  company  "controlled"  by  an
"investment company," within the meaning of, or subject to regulation under, the
Investment Company Act of 1940, as amended.

     Section 7.09 Public Utility Holding  Company Act.  Neither the Borrower nor
                  -----------------------------------
any Subsidiary is a "holding  company," or a "subsidiary  company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary  company"
of a "holding  company," or a "public utility" within the meaning of, or subject to regulation under, the Public Utility Holding Company Act of 1935, as amended.

     Section 7.10 Taxes.  Each of the Borrower and its  Subsidiaries  has timely
                  -----
filed or caused to be filed all Tax returns  and  reports  required to have been filed and has paid or caused to be paid all Taxes  required to have been paid by it,  except (a) Taxes  that are being  contested  in good  faith by  appropriate proceedings and for which the Borrower or such  Subsidiary,  as applicable,  has set aside on its books adequate  reserves in accordance  with GAAP or (b) to the extent that the failure to do so could not reasonably be expected to result in a
Material Adverse Effect. The charges,  accruals and reserves on the books of the
Borrower and its Subsidiaries in respect of Taxes and other governmental charges are, in the reasonable opinion of the Borrower,  adequate.  No Tax Lien has been filed and, to the  knowledge of the  Borrower,  no claim is being  asserted with respect to any such Tax or other such governmental charge.

     Section 7.11 ERISA.
                  -----

              (a) The Borrower,  the  Subsidiaries and each ERISA Affiliate have complied in all material  respects with ERISA and,  where  applicable,  the Code regarding each Plan.

                                       49

              (b)  Each  Plan  is,  and  has  been,  maintained  in  substantial compliance with ERISA and, where applicable, the Code.

              (c) No act,  omission  or  transaction  has  occurred  which could result in  imposition  on the Borrower,  any  Subsidiary or any ERISA  Affiliate
(whether directly or indirectly) of (i) either a civil penalty assessed pursuant to subsections (c), (i) or (l) of section 502 of ERISA or a tax imposed pursuant to  Chapter  43 of  Subtitle  D of the Code or (ii)  breach  of  fiduciary  duty liability damages under section 409 of ERISA.

              (d) No Plan (other than a defined  contribution plan) or any trust created  under any such Plan has been  terminated  since  September 2, 1974.  No liability to the PBGC (other than for the payment of current  premiums which are not past due) by the Borrower, any Subsidiary or any ERISA Affiliate has been or is  expected  by the  Borrower,  any  Subsidiary  or any ERISA  Affiliate  to be
incurred  with respect to any Plan.  No ERISA Event with respect to any Plan has occurred.

              (e) Full payment  when due has been made of all amounts  which the
Borrower, the Subsidiaries or any ERISA Affiliate is required under the terms of each Plan or applicable law to have paid as contributions to such Plan as of the date hereof, and no accumulated funding deficiency (as defined in section 302 of
ERISA and section 412 of the Code),  whether or not waived,  exists with respect to any Plan.

              (f) The actuarial  present value of the benefit  liabilities under each Plan which is  subject to Title IV of ERISA does not,  as of the end of the
Borrower's  most  recently  ended fiscal year,  exceed the current  value of the assets  (computed on a plan  termination  basis in  accordance  with Title IV of
ERISA) of such Plan allocable to such benefit  liabilities.  The term "actuarial present value of the benefit  liabilities"  shall have the meaning  specified in section 4041 of ERISA.

              (g) Neither the Borrower, the Subsidiaries nor any ERISA Affiliate
sponsors,  maintains,  or  contributes to an employee  welfare  benefit plan, as defined in section 3(1) of ERISA, including,  without limitation,  any such plan maintained to provide  benefits to former  employees of such entities,  that may not be terminated by the  Borrower,  a Subsidiary or any ERISA  Affiliate in its
sole discretion at any time without any material liability.

              (h) Neither the Borrower, the Subsidiaries nor any ERISA Affiliate
sponsors, maintains or contributes to, or has at any time in the six-year period
preceding  the  date  hereof  sponsored,   maintained  or  contributed  to,  any
Multiemployer Plan.

              (i) Neither the Borrower, the Subsidiaries nor any ERISA Affiliate
is required to provide  security  under section  401(a)(29) of the Code due to a
Plan amendment that results in an increase in current liability for the Plan.

     Section 7.12 Disclosure;  No  Material  Misstatements.   The  Borrower  has
                  ----------------------------------------
disclosed  to the Lenders all  agreements,  instruments  and  corporate or other restrictions to which it or any of its Material Subsidiaries is subject, and all other  matters  known  to it,  that,  individually  or in the  aggregate,  could reasonably  be  expected  to result in a Material  Adverse  Effect.  Neither the
Information  Memorandum  nor any of the  other  reports,  financial  statements,

                                       50

certificates or other  information  furnished by or on behalf of the Borrower or any  Material  Subsidiary  to the  Administrative  Agent or any Lender or any of
their  Affiliates in connection  with the  negotiation  of this Agreement or any other Loan Document or delivered  hereunder or under any other Loan Document (as modified  or  supplemented  by other  information  so  furnished)  contains  any material  misstatement  of fact or omits to state any material fact necessary to make the statements  therein, in the light of the circumstances under which they were made, not misleading;  provided that,  with respect to projected  financial information,  the Borrower represents only that such information was prepared in good faith based upon  assumptions  believed to be reasonable at the time. There is no fact  peculiar to the  Borrower  or any  Material  Subsidiary  which could reasonably  be  expected to have a Material  Adverse  Effect or in the future is reasonably  likely to have a Material  Adverse Effect and which has not been set forth  in  this  Agreement  or  the  Loan  Documents  or  the  other  documents, certificates and statements furnished to the Administrative Agent or the Lenders by or on behalf of the Borrower or any Material  Subsidiary prior to, or on, the date hereof in connection with the transactions  contemplated  hereby. There are no material statements or conclusions in any Reserve Report which are based upon or  include  misleading  information  or  fail  to take  into  account  material information regarding the matters reported therein.

     Section 7.13 Insurance.   The Borrower has, and has caused all its Material
                  ---------
Subsidiaries to have, (a) all insurance  policies  sufficient for the compliance by each of them with all  material  Governmental  Requirements  and all material agreements and (b) insurance  coverage in at least amounts and against such risk
(including,  without  limitation,  public  liability)  that are usually  insured against by  companies  similarly  situated  and engaged in the same or a similar business  for the  assets  and  operations  of the  Borrower  and  its  Material
Subsidiaries.

     Section 7.14 Restriction  on Liens.  Neither  the  Borrower  nor any of the
                  ---------------------
Material Subsidiaries is a party to any material agreement or arrangement (other than Capital Leases creating Liens permitted by Section  9.03(c),  but then only on the  Property  subject  of such  Capital  Lease),  or  subject  to any order, judgment,  writ or decree,  which  either  restricts or purports to restrict its ability  to grant  Liens to the  Administrative  Agent and the  Lenders on or in
respect of their Properties to secure the Indebtedness and the Loan Documents.

     Section 7.15 Subsidiaries.  Except  as  set forth  on  Schedule  7.15 or as
                  ------------
disclosed in writing to the Administrative Agent (which shall promptly furnish a copy to the Lenders), which shall be a supplement to Schedule 7.15, the Borrower has no Subsidiaries. Schedule 7.15 identifies each Subsidiary that is a Material
Subsidiary,  and each Material  Subsidiary  on such  schedule is a  Wholly-Owned
Subsidiary.

     Section 7.16 Location of Business and Offices. The Borrower's  jurisdiction
                  --------------------------------
of  organization  is Delaware;  the name of the Borrower as listed in the public records of its  jurisdiction of organization is St. Mary Land &  Exploration
Company;  and the  organizational  identification  number of the Borrower in its jurisdiction  of  organization  is  44728.  The  Borrower's  principal  place of business  and chief  executive  offices are located at the address  specified in
Section 12.01 (or as set forth in a notice delivered pursuant to Section 8.01(m)
and Section 12.01(c)).  Each Material Subsidiary's jurisdiction of organization, name as  listed in the  public  records  of its  jurisdiction  of  organization, organizational  identification  number in its jurisdiction of organization,  and the location of its principal place of business and chief

                                       51

executive  office  is  stated  on  Schedule  7.15  (or as set  forth in a notice delivered pursuant to Section 8.01(m)).

     Section 7.17 Properties;  Titles,  Etc.  Except for matters which could not
                  -------------------------
reasonably be expected to have a Material Adverse Effect:

              (a) Each of the Borrower and the  Material  Subsidiaries  has good and  defensible  title  to the Oil  and Gas  Properties  evaluated  in the  most recently delivered Reserve Report and good title to all its personal Properties, in each case,  free and clear of all Liens  except  Liens  permitted  by Section
9.03.  After  giving  full effect to the  Excepted  Liens,  the  Borrower or the
Material Subsidiary  specified as the owner owns the net interests in production attributable  to the  Hydrocarbon  Interests as  reflected in the most  recently delivered Reserve Report,  and the ownership of such Properties shall not in any material respect  obligate the Borrower or such Material  Subsidiary to bear the costs and expenses  relating to the  maintenance,  development and operations of each such  Property  in an amount in  excess  of the  working  interest  of each
Property set forth in the most  recently  delivered  Reserve  Report that is not offset by a  corresponding  proportionate  increase  in the  Borrower's  or such
Material Subsidiary's net revenue interest in such Property.

              (b) All material  leases and agreements  necessary for the conduct of the  business of the Borrower  and the  Material  Subsidiaries  are valid and subsisting,  in full force and effect,  and there  exists no default or event or circumstance  which  with the  giving of notice or the  passage  of time or both would give rise to a default under any such lease or leases,  which would affect in any  material  respect the conduct of the  business of the  Borrower  and the
Material Subsidiaries, taken as a whole.

              (c) The rights and Properties  presently owned, leased or licensed by the Borrower and the Material Subsidiaries including, without limitation, all easements  and rights of way,  include all rights and  Properties  necessary  to permit the Borrower and the Material  Subsidiaries  to conduct their business in all  material  respects in the same manner as its  business  has been  conducted prior to the date hereof.

              (d)  All of  the  Properties  of the  Borrower  and  the  Material
Subsidiaries  which  are  reasonably   necessary  for  the  operation  of  their
businesses are in good working  condition and are maintained in accordance  with prudent business standards.

              (e) The Borrower and each Material Subsidiary owns, or is licensed to use, all trademarks,  tradenames,  copyrights, patents and other intellectual
Property material to its business,  and the use thereof by the Borrower and such
Material  Subsidiary  does not  infringe  upon the  rights of any other  Person, except for any such infringements that, individually or in the aggregate,  could not reasonably be expected to result in a Material Adverse Effect.  The Borrower and its Material  Subsidiaries either own or have valid licenses or other rights to use all databases,  geological  data,  geophysical  data,  engineering  data, seismic data,  maps,  interpretations  and other technical  information  used in their businesses as presently conducted, subject to the limitations contained in the agreements  governing the use of the same,  which  limitations are customary for  companies  engaged in the business of the  exploration  and  production  of

                                       52

Hydrocarbons, with such exceptions as could not reasonably be expected to have a
Material Adverse Effect.

     Section 7.18 Maintenance of Properties. Except for such acts or failures to
                  -------------------------
act as could not be reasonably  expected to have a Material Adverse Effect,  the
Oil and Gas Properties (and Properties unitized therewith) have been maintained, operated and developed in a good and  workmanlike  manner and in conformity with all Government Requirements and in conformity with the provisions of all leases, subleases or other contracts comprising a part of the Hydrocarbon  Interests and other  contracts and  agreements  forming a part of the Oil and Gas  Properties.
Specifically in connection with the foregoing,  except for those as could not be reasonably  expected  to  have a  Material  Adverse  Effect,  (i) no Oil and Gas
Property is subject to having  allowable  production  reduced below the full and regular allowable  (including the maximum permissible  tolerance) because of any overproduction  (whether or not the same was  permissible  at the time) and (ii)
none of the wells comprising a part of the Oil and Gas Properties (or Properties unitized  therewith)  is  deviated  from the  vertical  more  than  the  maximum permitted  by  Government  Requirements,  and such wells are, in fact,  bottomed under and are producing from, and the well bores are wholly within,  the Oil and
Gas  Properties  (or in  the  case  of  wells  located  on  Properties  unitized therewith,  such unitized  Properties).  All  pipelines,  wells,  gas processing plants, platforms and other material improvements,  fixtures and equipment owned in whole or in part by the Borrower or any of its Material Subsidiaries that are necessary to conduct normal  operations are being maintained in a state adequate to conduct normal  operations,  and with respect to such of the foregoing  which are operated by the Borrower or any of its  Material  Subsidiaries,  in a manner consistent  with the  Borrower's or its Material  Subsidiaries'  past  practices
(other  than those the  failure of which to  maintain  in  accordance  with this
Section 7.18 could not reasonably be expect to have a Material Adverse Effect).

     Section 7.19 Gas Imbalances,  Prepayments. As of the date hereof, except as
                  ----------------------------
set forth on Schedule 7.19 or on the most recent certificate  delivered pursuant to Section 8.12(c),  on a net basis there are no gas imbalances,  take or pay or other  prepayments  which  would  require the  Borrower  or any of its  Material
Subsidiaries to deliver Hydrocarbons produced from the Oil and Gas Properties at some future time  without then or  thereafter  receiving  full payment  therefor exceeding  three  million  mcf  of  gas  (on an  mcf  equivalent  basis)  in the aggregate.

     Section 7.20 Marketing of Production.  Except for  contracts  listed and in
                  -----------------------
effect on the date hereof on Schedule 7.20, and thereafter  either  disclosed in writing to the  Administrative  Agent or included in the most recently delivered
Reserve Report (with respect to all of which  contracts the Borrower  represents that it or its Material  Subsidiaries  are receiving a price for all  production sold thereunder which is computed  substantially in accordance with the terms of the relevant  contract  and are not having  deliveries  curtailed  substantially below the subject Property's  delivery  capacity),  no material agreements exist which are not cancelable on 60 days notice or less without  penalty or detriment for the sale of production  from the  Borrower's  or its Material  Subsidiaries'
Hydrocarbons  (including,  without  limitation,  calls  on or  other  rights  to purchase,  production,  whether or not the same are currently  being  exercised)
that (a)  pertain  to the sale of  production  at a fixed  price  and (b) have a maturity or expiry date of longer than six (6) months from the date hereof.

                                       53

     Section 7.21 Swap  Agreements.  Schedule  7.21, as of the date hereof,  and
                  ----------------
after the date  hereof,  each report  required to be  delivered  by the Borrower pursuant to Section  8.01(d),  sets forth,  a true and complete list of all Swap
Agreements  of the Borrower and each  Material  Subsidiary,  the material  terms thereof (including the type, term, effective date, termination date and notional amounts or volumes),  the net mark to market value  thereof,  all credit support agreements  relating thereto (including any margin required or supplied) and the counterparty to each such agreement.

     Section 7.22 Use of Loans and Letters of Credit.  The proceeds of the Loans
                  ----------------------------------
and the  Letters of Credit  shall be used (a) to  provide  working  capital  for
exploration,   development  and  production  operations,   (b)  to  finance  the
acquisition of Oil & Gas  Properties,  (c) to renew,  rearrange,  modify and extend  the Debt  under  the  Existing  Credit  Agreement,  and (d) for  general
corporate   purposes.   The  Borrower  and  its  Subsidiaries  are  not  engaged
principally,  or as one of its or their important activities, in the business of extending credit for the purpose, whether immediate,  incidental or ultimate, of buying or carrying  margin stock (within the meaning of Regulation U or X of the
Board). No part of the proceeds of any Loan or Letter of Credit will be used for any purpose which violates the provisions of Regulations U or X of the Board.

     Section 7.23 Solvency. After giving effect to the transactions contemplated
                  --------
hereby,  (a) the  aggregate  assets  (after  giving effect to amounts that could reasonably be received by reason of indemnity,  offset, insurance or any similar arrangement),  at a fair valuation, of the Borrower and the Guarantors, taken as a whole,  will exceed the aggregate Debt of the Borrower and the Guarantors on a consolidated  basis, as the Debt becomes  absolute and matures,  (b) each of the
Borrower and the  Guarantors  will not have  incurred or intended to incur,  and will not believe  that it will  incur,  Debt beyond its ability to pay such Debt
(after taking into account the timing and amounts of cash to be received by each of the  Borrower  and the  Guarantors  and the  amounts  to be  payable on or in respect of its  liabilities,  and giving effect to amounts that could reasonably
be  received  by  reason  of  indemnity,   offset,   insurance  or  any  similar
arrangement)  as such Debt  becomes  absolute  and  matures  and (c) each of the
Borrower  and the  Guarantors  will not have (and will have no reason to believe that it will have thereafter)  unreasonably small capital for the conduct of its business.

     Section 7.24 Material  Agreements.  The Borrower has delivered or caused to
                  --------------------
be delivered to the Administrative Agent true and correct copies of the Material
Agreements. The Material Agreements have not been modified, terminated, assigned or pledged by Borrower or any Material  Subsidiary,  as applicable,  are in full force  and  effect  and  no  party  is in  default  in  the  performance  of its obligations thereunder in any material respect.

                                  ARTICLE VIII
                              Affirmative Covenants

     Until the Commitments  have expired or been terminated and the principal of and interest on each Loan and all fees payable  hereunder  and all other amounts payable under the Loan Documents shall have been paid in full and all Letters of
Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Lenders that:

                                       54

     Section 8.01 Financial Statements;  Ratings Change; Other Information.  The
                  --------------------------------------------------------
Borrower will furnish to the Administrative Agent and each Lender:

              (a) Annual Financial  Statements.  Within 90 days after the end of
                  ----------------------------
each fiscal year of the  Borrower,  its audited  consolidated  balance sheet and related statements of operations,  stockholders' equity and cash flows as of the end of and for such year,  setting  forth in each case in  comparative  form the figures for the previous  fiscal year, all reported on by Deloitte &  Touche or other independent public accountants of recognized national standing (without
a  "going  concern"  or  like   qualification   or  exception  and  without  any
qualification  or  exception  as to the scope of such  audit) to the effect that such consolidated  financial  statements present fairly in all material respects the  financial  condition  and results of  operations  of the  Borrower  and its
Consolidated  Subsidiaries  on a  consolidated  basis in  accordance  with  GAAP consistently applied.

              (b) Quarterly Financial  Statements.  Within 45 days after the end
                  -------------------------------
of each of the first three fiscal  quarters of each fiscal year of the Borrower,
its   consolidated   balance  sheet  and  related   statements  of   operations,
stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed  portion of the fiscal year,  setting forth in each case in comparative form the figures for the corresponding  period or periods of (or, in the case of the balance sheet,  as of the end of) the previous  fiscal year, all certified by one of its Financial  Officers as presenting fairly in all material respects the  financial  condition and results of operations of the Borrower and its  Consolidated  Subsidiaries on a consolidated  basis in accordance with GAAP consistently  applied,  subject to normal  year-end  audit  adjustments  and the absence of footnotes.

              (c) Certificate of Financial  Officer -- Compliance.  Concurrently
                  -----------------------------------------------
with any  delivery of  financial  statements  under  Section  8.01(a) or Section
8.01(b),  a  certificate  of a Financial  Officer in  substantially  the form of
Exhibit B hereto (i)  certifying  as to whether a Default has occurred and, if a
Default has  occurred,  specifying  the details  thereof and any action taken or proposed  to be taken  with  respect  thereto,  (ii)  setting  forth  reasonably detailed calculations  demonstrating compliance with Section 8.13(b) and Section
9.01 and (iii) stating whether any change in GAAP or in the application  thereof has occurred since the date of the audited financial  statements  referred to in
Section 7.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate.

              (d) Listing of Swap Agreements.  Concurrently with any delivery of
                  --------------------------
financial  statements  under  Section  8.01(a) and Section  8.01(b),  a true and complete  list  of  all  Swap  Agreements  of the  Borrower  and  each  Material
Subsidiary  as of the last  Business Day of such fiscal  quarter or fiscal year, which  shall  depict the  material  terms  thereof  (including  the type,  term, effective  date,  termination  date and notional  amounts or  volumes),  the net mark-to-market  value  therefor,  any new  credit  support  agreements  relating thereto not listed on Schedule 7.20,  any margin  required or supplied under any credit support document, and the counterparty to each such agreement.

              (e) Certificate  of Insurer -- Insurance  Coverage.   Concurrently
                  ----------------------------------------------
with any delivery of financial  statements under Section 8.01(a),  a certificate of insurance  coverage from each insurer with respect to the insurance  required by Section 8.07, in form and substance satisfactory to the Administrative Agent,

                                       55

and, if requested by the  Administrative  Agent or any Lender, all copies of the applicable policies.

              (f) Other Accounting  Reports.  Promptly upon receipt  thereof,  a
                  -------------------------
copy of each other  report or letter  submitted  to the  Borrower  or any of its
Subsidiaries by independent  accountants in connection with any annual,  interim or  special  audit  made  by them  of the  books  of the  Borrower  or any  such
Subsidiary,  and a copy of any response by the Borrower or any such  Subsidiary, or the Board of Directors of the Borrower or any such Subsidiary, to such letter or report.

              (g) SEC and Other Filings; Reports to Shareholders. Promptly after
                  ----------------------------------------------
the same become  publicly  available,  copies of all periodic and other reports, proxy  statements  and other  materials  filed by the Borrower or any Subsidiary with the SEC, or with any national  securities  exchange,  or distributed by the
Borrower to its shareholders generally, as the case may be.

              (h) Notices  Under  Material  Instruments.    Promptly  after  the
                  -------------------------------------
furnishing  thereof,  copies  of  any  financial  statement,  report  or  notice furnished  to or by any  Person  pursuant  to the terms of any  preferred  stock designation,  indenture,  loan or credit or other similar agreement,  other than this  Agreement  and not  otherwise  required  to be  furnished  to the  Lenders pursuant to any other provision of this Section 8.01.

              (i) Lists of Purchasers.  Promptly  following the written  request
                  -------------------
from  the  Administrative  Agent  thereof,  a  list  of all  Persons  purchasing
Hydrocarbons from the Borrower or any Material Subsidiary.

              (j) Notice of Sales of Oil and Gas  Properties.  In  the event the
                  ------------------------------------------
Borrower  or any  Material  Subsidiary  intends  to sell,  transfer,  assign  or otherwise  dispose of any Oil or Gas  Properties or any Equity  Interests in any
Subsidiary  in  accordance  with  Section  9.13 for  consideration  in excess of
$5,000,000,  prior written notice of such disposition, the price thereof and the anticipated date of closing.

              (k) Notice of Casualty Events.  Prompt written notice,  and in any
                  -------------------------
event within three Business Days, of the occurrence of any Casualty Event or the commencement  of any action or proceeding  that could  reasonably be expected to result in a Casualty Event.

              (l) Issuance  of  Permitted  Refinancing  Debt.   In the event the
                  ------------------------------------------
Borrower   intends  to  refinance  any  Debt  with  the  proceeds  of  Permitted
Refinancing Debt, prior written notice of such intended offering  therefor,  the amount  thereof and the  anticipated  date of closing and will furnish a copy of the preliminary  offering  memorandum (if any) and the final offering memorandum
(if any).

              (m) Information Regarding Borrower and Guarantors.  Prompt written
                  ---------------------------------------------
notice (and in any event within thirty (30) days upon becoming aware thereof) of any change (i) in the Borrower or any Guarantor's corporate name or in any trade name used to  identify  such  Person in the  conduct of its  business  or in the ownership  of its  Properties,  (ii)  in the  location  of the  Borrower  or any
Guarantor's chief executive office or principal place of business,  (iii) in the
Borrower  or  any  Guarantor's   identity  or  corporate  structure  or  in  the
jurisdiction  in which  such  Person  is  incorporated  or  formed,  (iv) in the
Borrower  or any  Guarantor's  jurisdiction  of  organization  or such  Person's

                                       56

organizational  identification number in such jurisdiction of organization,  and
(v) in the Borrower or any Guarantor's federal taxpayer identification number.

              (n) Other Requested  Information.  Promptly  following any request
                  ----------------------------
therefor, such other information regarding the operations,  business affairs and financial  condition  of the  Borrower  or any  Subsidiary  (including,  without limitation,  any Plan or Multiemployer Plan and any reports or other information required  to be  filed  under  ERISA),  or  compliance  with  the  terms of this
Agreement or any other Loan Document,  as the Administrative Agent or any Lender
may reasonably request.

     Section 8.02 Notices of Material  Events.  The Borrower will furnish to the
                  ---------------------------
Administrative Agent and each Lender prompt written notice of the following:

(a) the occurrence of any Default;

(b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Borrower or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

(c) the occurrence of any ERISA Event that, alone or together with any other
ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and its Subsidiaries in an aggregate amount exceeding
$2,000,000; and

(d) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each  notice  delivered  under  this  Section  8.02  shall be  accompanied  by a statement of a  Responsible  Officer  setting  forth the details of the event or development  requiring  such notice and any action taken or proposed to be taken with respect thereto.

     Section 8.03 Existence;  Conduct of Business.  The  Borrower will, and will
                  -------------------------------
cause each Material  Subsidiary to, do or cause to be done all things  necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses,  permits, privileges and franchises material to the conduct of its business and maintain,  if necessary,  its  qualification  to do business in each other  jurisdiction  in which its Oil and Gas  Properties is located or the ownership  of its  Properties  requires  such  qualification,  except  where the failure  to so  qualify  could not  reasonably  be  expected  to have a Material
Adverse  Effect;  provided  that the  foregoing  shall not  prohibit any merger, consolidation, liquidation or dissolution permitted under Section 9.12.

     Section 8.04 Payment of Obligations. The Borrower will, and will cause each
                  ----------------------
Material  Subsidiary to, pay its  obligations,  including Tax liabilities of the
Borrower and all of its Subsidiaries  before the same shall become delinquent or in default,  except where (a) the validity or amount thereof is being  contested in good faith by  appropriate  proceedings,  (b) the  Borrower or such  Material
Subsidiary has set aside on its books adequate  reserves with respect thereto in accordance  with GAAP and (c) the failure to make  payment  pending such contest could not  reasonably  be  expected  to result in a Material  Adverse  Effect or result in the seizure or levy of any Property of the Borrower or any Subsidiary.

                                       57

     Section 8.05 Performance of Obligations under Loan Documents.  The Borrower
                  -----------------------------------------------
will pay the Notes according to the reading,  tenor and effect thereof,  and the
Borrower  will and will cause each  Material  Subsidiary to do and perform every act and discharge all of the  obligations to be performed and discharged by them under the Loan Documents,  including, without limitation, this Agreement, at the time or times and in the manner specified.

     Section 8.06 Operation and  Maintenance  of Properties.  Except for matters
                  -----------------------------------------
that could not  reasonably be expected to result in a Material  Adverse  Effect, the Borrower, at its own expense,  will, and will cause each Material Subsidiary to:

              (a) operate  its  Oil  and   Gas  Properties  and  other  material
Properties or cause such Oil and Gas Properties and other material Properties to be operated in a careful and efficient  manner in accordance  with the practices of the industry and in compliance  with all applicable  contracts and agreements and  in  compliance  with  all  Governmental  Requirements,  including,  without limitation,  applicable pro ration  requirements and Environmental Laws, and all applicable  laws,  rules and regulations of every other  Governmental  Authority from time to time  constituted to regulate the  development and operation of its
Oil and Gas Properties and the  production  and sale of  Hydrocarbons  and other minerals therefrom,  except, in each case, where the failure to comply could not reasonably be expected to have a Material Adverse Effect.

              (b) keep and maintain all Property  material to the conduct of its business in good working order and  condition,  ordinary wear and tear excepted, preserve,  maintain  and  keep in good  repair,  working  order  and  efficiency
(ordinary wear and tear excepted) all of its material Oil and Gas Properties and
other  material  Properties,   including,  without  limitation,  all  equipment,
machinery and facilities.

              (c) promptly pay and discharge,  or make  reasonable and customary efforts  to cause to be paid  and  discharged,  all  delay  rentals,  royalties, expenses  and  indebtedness  accruing  under  the  leases  or  other  agreements affecting  or  pertaining  to its Oil and Gas  Properties  and will do all other things  necessary  to keep  unimpaired  their  rights with  respect  thereto and prevent any forfeiture thereof or default thereunder.

              (d) promptly  perform or make reasonable and customary  efforts to cause to be performed,  in accordance with industry  standards,  the obligations required  by  each  and  all  of the  assignments,  deeds,  leases,  sub-leases, contracts and  agreements  affecting its interests in its Oil and Gas Properties and other material Properties.

              (e) operate  its  Oil  and   Gas  Properties  and  other  material
Properties or cause or make  reasonable and customary  efforts to cause such Oil and Gas Properties  and other  material  Properties to be operated in accordance with  the  practices  of  the  industry  and in  material  compliance  with  all applicable  contracts and agreements and in compliance in all material  respects with all Governmental Requirements.

              (f) to the extent the Borrower or a Material Subsidiary is not the operator of any Property, the Borrower shall use reasonable efforts to cause the operator to comply with this Section 8.06.

                                       58

     Section 8.07 Insurance.  The  Borrower  will,  and will cause each Material
                  ---------
Subsidiary  to,  maintain,   with  financially  sound  and  reputable  insurance
companies,  insurance in such amounts and against such risks as are  customarily maintained by companies engaged in the same or similar  businesses  operating in the same or similar locations.

     Section 8.08 Books and Records;  Inspection  Rights. The Borrower will, and
                  --------------------------------------
will cause each Material  Subsidiary to, keep proper books of record and account in  which  full,  true  and  correct  entries  are  made  of  all  dealings  and transactions in relation to its business and activities.  The Borrower will, and will cause each Material Subsidiary to, permit any representatives designated by the Administrative  Agent or any Lender,  upon reasonable prior notice, to visit and inspect its  Properties,  to examine  and make  extracts  from its books and records,  and to discuss its affairs,  finances and condition  with its officers and  independent  accountants,  all at such  reasonable  times  and as  often as reasonably requested.

     Section 8.09 Compliance  with  Laws. The Borrower will, and will cause each
                  ----------------------
Material  Subsidiary to, comply with all laws, rules,  regulations and orders of any Governmental  Authority  applicable to it or its Property,  except where the failure to do so,  individually  or in the  aggregate,  could not  reasonably be expected to result in a Material Adverse Effect.

     Section 8.10 Environmental Matters.
                  ---------------------

              (a) The Borrower shall at its sole expense:  (i) comply, and shall cause its Properties and  operations and each  Subsidiary and each  Subsidiary's
Properties and operations to comply, with all applicable Environmental Laws, the breach of which could be reasonably  expected to have a Material Adverse Effect;
(ii) not dispose of or otherwise release, and shall cause each Subsidiary not to dispose  of or  otherwise  release,  any  oil,  oil  and  gas  waste,  hazardous substance,  or solid waste on, under, about or from any of the Borrower's or its
Subsidiaries'  Properties  or any other  Property  to the  extent  caused by the
Borrower's or any of its  Subsidiaries'  operations  except in  compliance  with applicable Environmental Laws, the disposal or release of which could reasonably be expected to have a Material Adverse Effect;  (iii) timely obtain or file, and shall cause each  Subsidiary  to timely  obtain or file,  all notices,  permits, licenses, exemptions, approvals,  registrations or other authorizations, if any, required  under  applicable  Environmental  Laws  to be  obtained  or  filed  in connection  with the  operation or use of the  Borrower's  or its  Subsidiaries'
Properties, which failure to obtain or file could reasonably be expected to have a Material Adverse Effect;  (iv) promptly  commence and diligently  prosecute to completion,  and shall cause each Subsidiary to promptly commence and diligently prosecute to completion, any assessment, evaluation, investigation,  monitoring,
containment,  cleanup,  removal,  repair,  restoration,   remediation  or  other
remedial  obligations  (collectively,  the  "Remedial  Work")  in the  event any
                                             --------------
Remedial Work is required or reasonably necessary under applicable Environmental
Laws because of or in connection with the actual or suspected  past,  present or future  disposal  or other  release  of any oil,  oil and gas  waste,  hazardous substance or solid waste on, under,  about or from any of the  Borrower's or its
Subsidiaries' Properties,  which failure to commence and diligently prosecute to completion could  reasonably be expected to have a Material Adverse Effect;  and
(v) establish and  implement,  and shall cause each  Subsidiary to establish and implement,  such  procedures as may be necessary to  continuously  determine and

                                       59

assure that the Borrower's and its Subsidiaries'  obligations under this Section
8.10(a) are timely and fully satisfied, which failure to establish and implement could reasonably be expected to have a Material Adverse Effect.

              (b) The Borrower  will  promptly,  but in no event later than five days of the occurrence of a triggering event,  notify the  Administrative  Agent and the Lenders in writing of any threatened action, investigation or inquiry by any Governmental  Authority or any threatened demand or lawsuit by any landowner or  other  third  party  against  the  Borrower  or its  Subsidiaries  or  their
Properties  of  which  the  Borrower  has  knowledge  in  connection   with  any
Environmental  Laws  (excluding  routine  testing and corrective  action) if the
Borrower  reasonably  anticipates  that such  action  will  result in  liability
(whether  individually  or in the  aggregate)  in excess of $500,000,  not fully covered by insurance, subject to normal deductibles.

              (c) In  connection  with any  future  acquisitions  of Oil and Gas
Properties or other Properties, the Borrower will and will cause each Subsidiary to provide environmental audits and tests in accordance with American Society of
Testing  Materials  standards upon request by the  Administrative  Agent and the
Lenders,  except in  circumstances  in which the Borrower or any  Subsidiary  is acquiring an additional interest in an Oil and Gas Property or other Property.

     Section 8.11 Further Assurances.
                  ------------------

              (a) The Borrower at its expense will, and will cause each Material
Subsidiary to, promptly execute and deliver to the Administrative Agent all such
other  documents,   agreements  and  instruments  reasonably  requested  by  the
Administrative  Agent  to  comply  with,  cure any  defects  or  accomplish  the conditions  precedent,  covenants and agreements of the Borrower or any Material
Subsidiary,  as the case may be, in the Loan Documents,  including the Notes, or to further evidence and more fully describe the collateral  intended as security for the  Indebtedness,  or to correct any  omissions  in this  Agreement  or the
Security Instruments, or to state more fully the obligations secured therein, or to perfect,  protect or preserve any Liens created pursuant to this Agreement or any of the  Security  Instruments  or  the  priority  thereof,  or to  make  any recordings,  file any notices or obtain any  consents,  all as may be reasonably necessary or  appropriate,  in the reasonable  discretion of the  Administrative
Agent, in connection therewith.

              (b) The Borrower  hereby  authorizes the  Administrative  Agent to file one or more financing or continuation  statements,  and amendments thereto, relative to all or any part of the Mortgaged  Property  without the signature of the  Borrower  or any  Material  Subsidiary  where  permitted  by law. A carbon, photographic or other reproduction of the Security  Instruments or any financing statement  covering  the  Mortgaged  Property  or  any  part  thereof  shall  be sufficient as a financing  statement where permitted by law. The  Administrative
Agent will promptly send the Borrower any financing or  continuation  statements it files  without the  signature of the Borrower or any other  Guarantor and the
Administrative  Agent will promptly send the Borrower the filing or  recordation information with respect thereto.

                                       60

     Section 8.12 Reserve Reports.
                  ---------------

              (a) On or before  February 28th (or February  29th, as applicable)
and August 31st of each year,  commencing  August 31. 2005,  the Borrower  shall furnish  to the  Administrative  Agent and the  Lenders a  Reserve  Report.  The
Reserve  Report as of December 31 of each year shall have the  majority of PV-10 value prepared or audited by one or more Approved Petroleum  Engineers,  and the
Reserve  Report as of June 30 of each  year  shall be  prepared  by or under the supervision  of the Manager of Reservoir  Engineering  of the Borrower who shall certify such Reserve Report to be true and accurate and to have been prepared in accordance  with the procedures used in the  immediately  preceding  December 31
Reserve Report.

              (b) In the event of an Interim Redetermination, the Borrower shall furnish to the Administrative Agent and the Lenders a Reserve Report prepared by or under the supervision of the Manager of Reservoir Engineering of the Borrower
who shall  certify such Reserve  Report to be true and accurate and to have been prepared in accordance  with the procedures  used in the  immediately  preceding
December 31 Reserve  Report.  For any Interim  Redetermination  requested by the
Administrative  Agent or the Borrower pursuant to Section 2.07(b),  the Borrower shall  provide  such  Reserve  Report  with an "as of" date as  required  by the
Administrative Agent as soon as possible,  but in any event no later than thirty
(30) days following the receipt of such request.

              (c) With the delivery of each Reserve  Report,  the Borrower shall provide  to the  Administrative  Agent  and the  Lenders  a  certificate  from a
Responsible   Officer  certifying  that  in  all  material  respects:   (i)  the
information  contained in the Reserve Report and any other information delivered in connection  therewith is true and correct,  (ii) the Borrower or its Material
Subsidiaries  owns  good  and  defensible  title  to the Oil and Gas  Properties evaluated  in such  Reserve  Report  and such  Properties  are free of all Liens except for Liens  permitted  by Section  9.03,  (iii)  except as set forth on an exhibit to the certificate,  on a net basis there are no gas imbalances, take or pay or other  prepayments in excess of the volume specified in Section 7.19 with respect to its Oil and Gas  Properties  evaluated in such  Reserve  Report which would require the Borrower or any Material  Subsidiary  to deliver  Hydrocarbons either  generally or produced  from such Oil and Gas  Properties  at some future time without then or thereafter  receiving full payment  therefor,  (iv) none of their Oil and Gas Properties have been sold since the date of the last Borrowing
Base determination  except as set forth on an exhibit to the certificate,  which certificate shall list all of its Oil and Gas Properties sold and in such detail as  reasonably  required  by  the  Administrative  Agent,  (v)  attached  to the certificate is a list of all marketing agreements entered into subsequent to the later of the date hereof or the most recently delivered Reserve Report which the
Borrower could reasonably be expected to have been obligated to list on Schedule
7.20 had such agreement  been in effect on the date hereof and attached  thereto is a schedule of the Oil and Gas  Properties  evaluated by such  Reserve  Report that are Mortgaged  Properties and demonstrating the percentage of the Borrowing
Base that the value of such Mortgaged Properties represent.

                                       61

     Section 8.13 Title Information.
                  -----------------

              (a) On or before the delivery to the Administrative  Agent and the
Lenders of each Reserve Report  required by Section  8.12(a),  the Borrower will deliver title information in form and substance acceptable to the Administrative
Agent covering  enough of the Oil and Gas  Properties  evaluated by such Reserve
Report that were not included in the immediately  preceding  Reserve Report,  so
that  the   Administrative   Agent  shall  have  received  together  with  title
information previously delivered to the Administrative Agent, satisfactory title information  on at least  70% of the total  value of the Oil and Gas  Properties evaluated by such Reserve Report.

              (b) If the Borrower has provided title  information for additional
Properties under Section 8.13(a),  the Borrower shall,  within 60 days of notice from the  Administrative  Agent that  title  defects  or  exceptions  exist with respect to such additional Properties, either (i) cure any such title defects or exceptions  (including  defects  or  exceptions  as to  priority)  which are not permitted by Section 9.03 raised by such information, (ii) substitute acceptable
Mortgaged  Properties  with no title defects or  exceptions  except for Excepted
Liens (other than Excepted  Liens  described in clauses (e), (g) and (h) of such definition)  having an equivalent  value or (iii) deliver title  information  in
form  and  substance   acceptable  to  the  Administrative  Agent  so  that  the
Administrative  Agent  shall have  received,  together  with  title  information previously delivered to the Administrative Agent, satisfactory title information on at least 70% of the  value of the Oil and Gas  Properties  evaluated  by such
Reserve Report.

              (c) If the Borrower is unable to cure any title  defect  requested by the Administrative  Agent or the Lenders to be cured within the 60-day period or the  Borrower  does not comply with the  requirements  to provide  acceptable title  information  covering  70% of the  value  of the Oil  and Gas  Properties evaluated  in the most  recent  Reserve  Report,  such  default  shall  not be a
Default,  but instead the Administrative Agent and/or the Majority Lenders shall have the right to exercise the following  remedy in their sole  discretion  from time to time,  and any failure to so exercise  this remedy at any time shall not be a waiver as to future exercise of the remedy by the  Administrative  Agent or the Lenders. To the extent that the Administrative Agent or the Majority Lenders are not satisfied  with title to any Mortgaged  Property after the 60-day period has elapsed,  such unacceptable  Mortgaged  Property shall not count towards the
70% requirement,  and the Administrative Agent may send a notice to the Borrower and the Lenders that the then outstanding  Borrowing Base shall be reduced by an amount as  determined  by the  Majority  Lenders to cause the  Borrower to be in compliance with the requirement to provide  acceptable title  information on 70%
of the value of the Oil and Gas Properties. This new Borrowing Base shall become effective immediately after receipt of such notice.

     Section 8.14 Additional Collateral; Additional Guarantors.
                  --------------------------------------------

              (a) In connection with each redetermination of the Borrowing Base, the Borrower shall review the Reserve  Report and the list of current  Mortgaged
Properties  (as  described  in Section  8.12(c)(vi))  to  ascertain  whether the
Mortgaged  Properties  represent  at least 70% of the total value of the Oil and
Gas  Properties  evaluated in the most recently  completed  Reserve Report after
giving  effect  to   exploration   and  production   activities,   acquisitions,
dispositions and production.  In the event that the Mortgaged  Properties do not represent at least 70% of such total value,  then the Borrower shall,  and shall cause  its  Material  Subsidiaries  to,  grant  to the  Administrative  Agent as

                                       62

security for the  Indebtedness a first-priority  Lien interest  (subject only to
Excepted  Liens  of the  type  described  in  clauses  (a) to (d) and (f) of the definition  thereof,  but subject to the provisos at the end of such definition)
on  additional  Oil and Gas  Properties  not  already  subject  to a Lien of the
Security  Instruments  such that after  giving  effect  thereto,  the  Mortgaged
Properties will represent at least 70% of such total value.  All such Liens will be created and  perfected by and in accordance  with the  provisions of deeds of
trust,   security   agreements  and  financing   statements  or  other  Security
Instruments,   all  in  form  and  substance  reasonably   satisfactory  to  the
Administrative   Agent  and  in  sufficient  executed  (and  acknowledged  where necessary or  appropriate)  counterparts  for  recording  purposes.  In order to comply with the foregoing,  if any Material  Subsidiary places a Lien on its Oil and Gas  Properties  and such Material  Subsidiary  is not a Guarantor,  then it shall become a Guarantor and comply with Section 8.14(b).

              (b) In the event that any Subsidiary becomes a Material Subsidiary after the Closing Date, the Borrower  shall  promptly  cause such  Subsidiary to guarantee the  Indebtedness  pursuant to the Guaranty  Agreement.  In connection with any such guaranty,  the Borrower  shall, or shall cause such Subsidiary to,
A. execute and deliver a supplement to the Guaranty  Agreement  executed by such
Subsidiary,  B.  pledge  all of the  Equity  Interests  of such  new  Subsidiary
(including,   without  limitation,   delivery  of  original  stock  certificates
evidencing the Equity Interests of such Subsidiary, together with an appropriate undated  stock  powers  for  each  certificate  duly  executed  in  blank by the registered  owner  thereof)  and C.  execute and deliver  such other  additional closing  documents,  certificates  and legal  opinions  as shall  reasonably  be requested by the Administrative Agent.

     Section 8.15 ERISA Compliance.  The Borrower will promptly furnish and will
                  ----------------
cause the  Subsidiaries  and any ERISA  Affiliate  to  promptly  furnish  to the
Administrative  Agent (i)  promptly  after the  filing  thereof  with the United
States Secretary of Labor,  the Internal Revenue Service or the PBGC,  copies of each  annual and other  report  with  respect to each Plan or any trust  created thereunder,  (ii) immediately upon becoming aware of the occurrence of any ERISA
Event or of any "prohibited  transaction,"  as described in section 406 of ERISA or in section 4975 of the Code, in connection with any Plan or any trust created thereunder,  a written notice signed by the President or the principal Financial
Officer,  the Subsidiary or the ERISA Affiliate,  as the case may be, specifying the nature  thereof,  what  action the  Borrower,  the  Subsidiary  or the ERISA
Affiliate is taking or proposes to take with respect  thereto,  and, when known, any action taken or proposed by the Internal Revenue Service,  the Department of
Labor or the PBGC with  respect  thereto,  and (iii)  immediately  upon  receipt thereof,  copies of any notice of the PBGC's intention to terminate or to have a trustee  appointed to administer any Plan. With respect to each Plan (other than a  Multiemployer  Plan),  the Borrower will, and will cause each  Subsidiary and
ERISA  Affiliate  to,  (i)  satisfy  in full  and in a  timely  manner,  without incurring any late payment or underpayment  charge or penalty and without giving rise to any lien, all of the  contribution  and funding  requirements of section
412 of the Code (determined  without regard to subsections (d), (e), (f) and (k)
thereof) and of section 302 of ERISA (determined without regard to sections 303,
304 and 306 of  ERISA),  and (ii)  pay,  or  cause to be paid,  to the PBGC in a timely  manner,  without  incurring any late payment or  underpayment  charge or penalty, all premiums required pursuant to sections 4006 and 4007 of ERISA.

                                       63

     Section 8.16 Performance of Material Agreements.  The Borrower will perform
                  ----------------------------------
and observe,  and cause each Material  Subsidiary to perform and observe, in all material respects each of the provisions of the Material  Agreements to which it is a party on its part to be  performed  or  observed  prior to the  termination thereof.

                                   ARTICLE IX
                               Negative Covenants

         Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder and all other amounts payable under the Loan Documents have been paid in full and all Letters of
Credit have expired or terminated and all LC Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Lenders that:

     Section 9.01 Financial Covenants.
                  -------------------

              (a) Ratio of Total Debt to EBITDA.  The Borrower  will not, at any
                  -----------------------------
time,  permit  its ratio of Total  Debt as of such  time to EBITDA  for the four fiscal  quarters  ending  on the  last  day of the  fiscal  quarter  immediately preceding the date of determination for which financial statements are available to be greater than 3.5 to 1.0.

              (b) Current  Ratio.  The Borrower will not permit,  as of the last
                  --------------
day of  any  fiscal  quarter,  its  ratio  of (i)  consolidated  current  assets
(including  the unused  amount of the total  Commitments)  to (ii)  consolidated current  liabilities  (excluding  non-cash  obligations  under  FAS  133 and the current portion of the Aggregate Commitment) to be less than 1.0 to 1.0.

     Section 9.02 Debt.  Neither the Borrower nor any Material  Subsidiary  will
                  ----
incur, create, assume or suffer to exist any Debt, except:

              (a) the  Notes  or  other  Indebtedness  arising  under  the  Loan
Documents or any guaranty of or  suretyship  arrangement  for the Notes or other
Indebtedness arising under the Loan Documents.

              (b) Debt of the Borrower and its Material Subsidiaries existing on the date hereof that is reflected in the Financial Statements, and any Permitted
Refinancing Debt in respect thereof.

              (c) accounts payable (for the deferred  purchase price of Property or services) from time to time incurred in the ordinary course of business which are not greater than sixty (60) days past the date of invoice or  delinquent  or which are being  contested  in good  faith by  appropriate  action and for which adequate reserves have been maintained in accordance with GAAP.

              (d) Debt under Capital Leases not to exceed $5,000,000.

              (e) Debt associated with bonds or surety  obligations  required by
Governmental  Requirements  in connection  with the operation of the Oil and Gas
Properties.

                                       64

              (f)  intercompany  Debt  between  the  Borrower  and any  Material
Subsidiary or between  Material  Subsidiaries to the extent permitted by Section
9.05(g); provided that such Debt is not held, assigned, transferred,  negotiated or pledged to any Person  other  than the  Borrower  or one of its  Wholly-Owned
Subsidiaries,  and,  provided  further,  that any such Debt  owed by either  the
Borrower or a Guarantor shall be  subordinated to the  Indebtedness on terms set forth in the Guaranty Agreement.

              (g)  endorsements of negotiable  instruments for collection in the ordinary course of business.

              (h)  non-recourse  Debt secured by Property other than Oil and Gas
Properties  evaluated by the Lenders for purposes of establishing  the Borrowing
Base not to exceed $10,000,000 in the aggregate at any one time outstanding.

              (i) other Debt not to exceed  $5,000,000  in the  aggregate at any one time outstanding.

     Section 9.03 Liens.  Neither the Borrower nor any Material  Subsidiary will
                  -----
create,  incur, assume or permit to exist any Lien on any of its Properties (now owned or hereafter acquired), except:

              (a) Liens securing the payment of any Indebtedness.

              (b) Excepted Liens.

              (c) Liens securing Capital Leases permitted by Section 9.02(d) but only on the Property under lease.

              (d) Liens  securing any Permitted  Refinancing  Debt provided that any  such  Permitted  Refinancing  Debt  is not  secured  by any  additional  or different Property not securing the Refinanced Debt.

              (e) Liens on Property  securing  non-recourse  Debt  permitted  by
Section 9.02(h).

     Section 9.04 Dividends,  Distributions  and Redemptions.  The Borrower will
                  ------------------------------------------
not, and will not permit any of its  Subsidiaries  to, declare or make, or agree to pay or make,  directly or  indirectly,  any  Restricted  Payment,  return any capital to its  stockholders  or make any  distribution  of its  Property to its
Equity Interest  holders,  except (a) the Borrower may declare and pay dividends with respect to its Equity Interests  payable solely in additional shares of its common stock (other than Disqualified Capital Stock), (b) so long as no Event of
Default shall have occurred  which is  continuing,  the Borrower may declare and pay annual  cash  dividends  not to exceed  $0.25 per common  share on an annual basis, (c)  Subsidiaries  may declare and pay dividends  ratably with respect to their  Equity  Interests,  and (d) the  Borrower  may make  Restricted  Payments pursuant to and in accordance with restricted stock plans, stock option plans or other  benefit  plans  for  management  or  employees  of the  Borrower  and its
Subsidiaries.

                                       65

     Section 9.05 Investments,  Loans and Advances. Neither the Borrower nor any
                  --------------------------------
Material Subsidiary will make or permit to remain outstanding any Investments in or to any Person, except that the foregoing restriction shall not apply to:

              (a) Investments reflected in the Financial Statements or which are disclosed to the Lenders in Schedule 9.05(a).

              (b)  accounts   receivable  arising  in  the  ordinary  course  of
business.

              (c) direct obligations of the United States or any agency thereof, or obligations  guaranteed by the United States or any agency  thereof,  in each case maturing within one year from the date of creation thereof.

              (d)  commercial  paper  maturing  within one year from the date of creation thereof rated in the highest grade by S&P or Moody's.

              (e)  deposits  maturing  within one year from the date of creation thereof with,  including  certificates  of deposit  issued by, any Lender or any office  located in the United States of any other bank or trust company which is organized under the laws of the United States or any state thereof, has capital, surplus and undivided profits  aggregating at least $100,000,000 (as of the date of such bank or trust company's most recent  financial  reports) and has a short term deposit  rating of no lower than A2 or P2, as such rating is set forth from time to time, by S&P or Moody's, respectively or, in the case of any Foreign
Subsidiary,  a bank organized in a jurisdiction in which the Foreign  Subsidiary conducts  operations  having assets in excess of $500,000,000 (or its equivalent in another currency).

              (f)  deposits  in money  market  funds  investing  exclusively  in
Investments described in Section 9.05(c), Section 9.05(d) or Section 9.05(e).

              (g)  Investments i. made by the Borrower in or to the  Guarantors, and ii. made by a Guarantor in or to the Borrower or any other Guarantor.

              (h) subject to the limits in Section 9.07, Investments (including, without limitation, capital contributions) in general or limited partnerships or other types of entities  (each a  "venture")  entered  into by the Borrower or a
                                   -------
Material  Subsidiary  with others in the ordinary  course of business;  provided that i. any such  venture is  engaged  exclusively  in oil and gas  exploration,
development,   production,   processing   and  related   activities,   including
transportation,  except for  existing  Investments  described  or referred to on
Schedule 9.05(h) and Investments  permitted by Section 9.05(i), ii. the interest in such venture is acquired in the  ordinary  course of business and on fair and
reasonable  terms  and  iii.  such  venture   interests   acquired  and  capital
contributions  made  (valued as of the date such  interest  was  acquired or the contribution  made) do not exceed,  in the aggregate at any time  outstanding an amount equal to $10,000,000.

              (i) subject to the limits in Section 9.07, additional  Investments
(including, without limitation, capital contributions) in the ventures described or referred  to on Schedule  9.05(h)  and new  Investments  (including,  without limitation, capital contributions) in ventures entered into by the Borrower or a
Material  Subsidiary  with others in the ordinary  course of business;  provided that i. any such venture is not engaged  exclusively in oil and gas exploration,

                                       66

development,   production,   processing   and  related   activities,   including
transportation,  ii. the  interest in such  venture is acquired in the  ordinary course  of  business  and on fair and  reasonable  terms and iii.  such  venture interests  acquired and capital  contributions  made (valued as of the date such interest was acquired or the contribution  made) do not exceed, in the aggregate at any time outstanding an amount equal to $10,000,000.

              (j) subject to the limits in Section 9.07,  Investments  in direct ownership  interests in  additional  Oil and Gas  Properties  and gas  gathering systems related thereto or related to farm-out,  farm-in, joint operating, joint venture or area of mutual interest agreements,  gathering systems,  pipelines or other  similar  arrangements  which are usual and  customary  in the oil and gas exploration and production business located within the geographic  boundaries of the United States of America.

              (k) so long as no Event of Default  shall have  occurred  which is continuing, from and after the date hereof, the Borrower may make repurchases of its stock; provided, however, during any time the Borrower's ratio of Total Debt
           --------  -------
to  consolidated  tangible net worth is greater than 2.50 to 1.00, the aggregate amount paid by the Borrower in connection with such repurchases shall not exceed
$50,000,000.

     Section 9.06 Designation of Material Subsidiaries. Unless designated as a
                  ------------------------------------
Non-Material Subsidiary on Schedule 7.15 as of the date hereof or thereafter, assuming compliance with Section 9.16, any Person that becomes a Subsidiary of the Borrower or any of its Material Subsidiaries shall be classified as a
Material Subsidiary.

     Section 9.07 Nature of  Business;  International  Operations.  Neither  the
                  -----------------------------------------------
Borrower nor any Material  Subsidiary  will allow any material change to be made in the character of its business as an independent  oil and gas  exploration and production  company.  From and  after  the date  hereof,  the  Borrower  and its
Subsidiaries  will not  acquire  or make any  other  expenditure  (whether  such expenditure  is capital,  operating or  otherwise) in or related to, any Oil and
Gas  Properties  not located  within the  geographical  boundaries of the United
States or Canada in excess of $10,000,000 in the aggregate.

     Section 9.08 Limitation  on Leases.   Neither the Borrower nor any Material
                  ---------------------
Subsidiary will create,  incur, assume or suffer to exist any obligation for the payment of rent or hire of Property of any kind whatsoever (real or personal but excluding Capital Leases and leases of Hydrocarbon  Interests),  under leases or lease  agreements which would cause the aggregate amount of all payments made by the Borrower and the Material  Subsidiaries pursuant to all such leases or lease agreements,  including,  without limitation, any residual payments at the end of any lease,  to exceed  $3,000,000 in any period of twelve  consecutive  calendar months during the life of such leases.

     Section 9.09 Proceeds of Notes.   The Borrower will not permit the proceeds
                  -----------------
of the Notes to be used for any purpose  other than those  permitted  by Section
7.22.  Neither the Borrower nor any Person  acting on behalf of the Borrower has taken or will take any action  which  might cause any of the Loan  Documents  to violate  Regulations  U or X or any other  regulation of the Board or to violate
Section  7 of the  Securities  Exchange  Act of 1934 or any  rule or  regulation thereunder,  in each case as now in effect or as the same may  hereinafter be in

                                       67

effect. If requested by the  Administrative  Agent, the Borrower will furnish to the Administrative  Agent and each Lender a statement to the foregoing effect in conformity  with the  requirements of FR Form U-1 or such other form referred to in Regulation U or Regulation X of the Board, as the case may be.

     Section 9.10 ERISA  Compliance.  The Borrower and the Subsidiaries will not
                  -----------------
at any time:

              (a) engage in, or  permit  any ERISA  Affiliate  to engage in, any transaction  in connection  with which the  Borrower,  a Subsidiary or any ERISA
Affiliate  could be subjected  to either a civil  penalty  assessed  pursuant to subsections  (c), (i) or (l) of section 502 of ERISA or a tax imposed by Chapter
43 of Subtitle D of the Code.

              (b) terminate,  or  permit any ERISA  Affiliate to terminate,  any
Plan in a manner, or take any other action with respect to any Plan, which could result in any liability of the Borrower,  a Subsidiary or any ERISA Affiliate to
the PBGC.

              (c) fail to make,  or permit any ERISA  Affiliate to fail to make, full payment when due of all amounts  which,  under the  provisions of any Plan, agreement relating thereto or applicable law, the Borrower,  a Subsidiary or any
ERISA Affiliate is required to pay as contributions thereto.

              (d) permit to exist,  or  allow any ERISA  Affiliate  to permit to exist, any accumulated  funding  deficiency within the meaning of section 302 of
ERISA or section  412 of the Code,  whether or not waived,  with  respect to any
Plan.

              (e) permit, or allow any ERISA Affiliate to permit,  the actuarial present  value of the  benefit  liabilities  under  any Plan  maintained  by the
Borrower,  a Subsidiary or any ERISA Affiliate which is regulated under Title IV of  ERISA  to  exceed  the  current  value  of the  assets  (computed  on a plan termination  basis in accordance  with Title IV of ERISA) of such Plan allocable to such benefit  liabilities.  The term "actuarial  present value of the benefit liabilities" shall have the meaning specified in section 4041 of ERISA.

              (f) contribute to or assume  an  obligation  to contribute  to, or permit  any  ERISA  Affiliate  to  contribute  to or  assume  an  obligation  to contribute to, any Multiemployer Plan.

              (g) acquire, or permit any ERISA Affiliate to acquire, an interest in any Person that causes such Person to become an ERISA  Affiliate with respect to the  Borrower or a Subsidiary  or with respect to any ERISA  Affiliate of the
Borrower or a Subsidiary if such Person  sponsors,  maintains or contributes to, or at any time in the six-year period  preceding such acquisition has sponsored, maintained,  or contributed to, 1. any Multiemployer  Plan, or 2. any other Plan that is subject to Title IV of ERISA under which the actuarial  present value of the benefit  liabilities under such Plan exceeds the current value of the assets
(computed on a plan  termination  basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities.

                                       68

              (h) incur,  or permit any ERISA Affiliate to incur, a liability to or on account of a Plan under sections 515, 4062,  4063,  4064,  4201 or 4204 of
ERISA.

              (i) contribute  to or assume an  obligation  to contribute  to, or permit  any  ERISA  Affiliate  to  contribute  to or  assume  an  obligation  to contribute to, any employee  welfare benefit plan, as defined in section 3(1) of
ERISA,  including,  without  limitation,  any such plan  maintained  to  provide benefits to former  employees of such  entities,  that may not be  terminated by such  entities  in their  sole  discretion  at any  time  without  any  material liability.

              (j) amend,  or  permit   any  ERISA  Affiliate  to  amend,  a Plan
resulting  in an  increase  in  current  liability  such  that the  Borrower,  a
Subsidiary or any ERISA  Affiliate is required to provide  security to such Plan under section 401(a)(29) of the Code.

     Section 9.11 Sale or  Discount  of  Receivables.   Except  for  receivables
                  ----------------------------------
obtained by the Borrower or any Material  Subsidiary out of the ordinary  course of business or the settlement of joint interest billing accounts in the ordinary course of  business  or  discounts  granted  to settle  collection  of  accounts receivable or the sale of defaulted  accounts  arising in the ordinary course of business in connection  with the  compromise  or  collection  thereof and not in connection with any financing transaction, neither the Borrower nor any Material
Subsidiary  will  discount or sell (with or without  recourse)  any of its notes receivable or accounts receivable.

     Section 9.12 Mergers, Etc. Neither the Borrower nor any Material Subsidiary
                  ------------
will merge into or with or consolidate with any other Person,  or sell, lease or otherwise dispose of (whether in one transaction or in a series of transactions)
all  or  substantially  all of  its  Property  to any  other  Person  (any  such transaction, a "consolidation"); provided that
                -------------

              (a) the Borrower or any Material  Subsidiary may  participate in a consolidation with any other Person; provided that (i) no Default is continuing,
(ii) any such consolidation  would not cause a Default  hereunder,  (iii) if the
Borrower  consolidates  with any Person,  the  Borrower  shall be the  surviving
Person, (iv) if any Material Subsidiary consolidates with any Person (other than the Borrower or a Material  Subsidiary) and such Material  Subsidiary is not the surviving  Person,  such surviving  Person shall expressly assume in writing (in form and substance  satisfactory to the Administrative Agent) all obligations of such Material  Subsidiary  under the Loan  Documents and (v) the Borrowing  Base will be  redetermined  using the  procedures for an Interim  Redetermination  in accordance with Section 2.07; and

              (b) any Material  Subsidiary may  participate  in a  consolidation with the  Borrower  (provided  that the  Borrower  shall  be the  continuing  or surviving  corporation)  or any  other  Material  Subsidiary  and if one of such
Material  Subsidiaries is a Wholly-Owned  Subsidiary,  then the surviving Person shall be a Wholly-Owned Subsidiary.

     Section 9.13 Sale of Properties. The Borrower will not, and will not permit
                  ------------------
any Material Subsidiary to, sell, assign, farm-out, convey or otherwise transfer any Property  except for (a) the sale of  Hydrocarbons in the ordinary course of business; (b) farmouts of undeveloped acreage and assignments in connection with such farmouts; (c) the sale or transfer of equipment that is no longer necessary for the business of the Borrower or such  Material  Subsidiary or is replaced by equipment of at least comparable value and use; (d) the sale,  transfer or other

                                       69

disposition of Equity  Interests in  non-Material  Subsidiaries;  sales or other dispositions  of Oil and Gas  Properties  or any  interest  therein or  Material
Subsidiaries  owning Oil and Gas Properties;  provided that (i) if such sales or other dispositions of Oil and Gas Properties or Material Subsidiaries owning Oil and Gas Properties included in the most recently delivered Reserve Report during any period between two  successive  Scheduled  Redetermination  Dates has a fair market value in excess of  $10,000,000,  individually  or in the aggregate,  the
Borrowing  Base  shall be  reduced,  effective  immediately  upon  such  sale or disposition,  by an amount equal to the value, if any, assigned such Property in the most recently  delivered  Reserve  Report and (ii) if any such sale or other disposition is of a Material Subsidiary owning Oil and Gas Properties, such sale or other  disposition  shall  include all the Equity  Interests of such Material
Subsidiary;  and (f) sales and other dispositions of Properties not regulated by
Section  9.13(a) to (e)  having a fair  market  value not to exceed  $10,000,000 during any 12-month period.

     Section 9.14 Environmental  Matters.  Neither the Borrower nor any Material
                  ----------------------
Subsidiary will cause or permit any of its Property to be in violation of, or do anything or permit  anything to be done which will subject any such  Property to any Remedial  Work under any  Environmental  Laws,  assuming  disclosure  to the
applicable   Governmental  Authority  of  all  relevant  facts,  conditions  and circumstances,  if any,  pertaining  to such Property  where such  violations or remedial  obligations  could  reasonably be expected to have a Material  Adverse
Effect.

     Section 9.15 Transactions  with  Affiliates.  Neither  the Borrower nor any
                  ------------------------------
Material  Subsidiary  will  enter  into  any  transaction,   including,  without
limitation,  any purchase,  sale, lease or exchange of Property or the rendering of any service,  with any Affiliate  (other than the Guarantors and Wholly-Owned
Subsidiaries of the Borrower) unless such  transactions are otherwise  permitted under this Agreement and are upon fair and reasonable terms no less favorable to it than it would obtain in a comparable  arm's length  transaction with a Person not an Affiliate.

     Section 9.16 Subsidiaries. The Borrower shall not, and shall not permit any
                  ------------
Material  Subsidiary to, create or acquire any additional Material Subsidiary or redesignate  a Subsidiary  as a Material  Subsidiary  unless the Borrower  gives written notice to the  Administrative  Agent of such creation or acquisition and complies with Section 8.14(b).  The Borrower shall not, and shall not permit any
Material  Subsidiary  to,  sell,  assign  or  otherwise  dispose  of any  Equity
Interests in any Material Subsidiary except in compliance with Section 9.13(e).

     Section 9.17 Negative Pledge Agreements; Dividend Restrictions. Neither the
                  -------------------------------------------------
Borrower nor any Material  Subsidiary  will create,  incur,  assume or suffer to exist any contract,  agreement or understanding (other than this Agreement,  the
Security  Instruments  or Capital  Leases  creating  Liens  permitted by Section
9.03(c))  which in any way  prohibits  or  restricts  the  granting,  conveying, creation  or  imposition  of any  Lien on any of its  Property  in  favor of the
Administrative  Agent and the Lenders or restricts any Material  Subsidiary from paying dividends or making  distributions  to the Borrower or any Guarantor,  or which  requires  the  consent  of or  notice  to  other  Persons  in  connection therewith.

     Section 9.18 Gas Imbalances, Take-or-Pay or Other Prepayments. The Borrower
                  ------------------------------------------------
will not allow (on a net basis) gas imbalances, take-or-pay or other prepayments with  respect to the Oil and Gas  Properties  of the  Borrower  or any  Material

                                       70

Subsidiary  that would  require the  Borrower  or such  Material  Subsidiary  to deliver  Hydrocarbons  at some future time without then or thereafter  receiving full payment  therefor to exceed three million mcf of gas (on an mcfe equivalent basis) in the aggregate.

     Section 9.19 Swap  Agreements.  Neither   the   Borrower  nor any  Material
                  ----------------
Subsidiary  will enter into any Swap  Agreements  with any Person other than (a)
Swap Agreements in respect of commodities (i) with an Approved  Counterparty and
(ii) the notional  volumes for which (when  aggregated with other commodity Swap
Agreements then in effect) do not exceed,  as of the date such Swap Agreement is executed,  75% of the reasonably  anticipated  projected production from proved, developed,  producing  Oil and Gas  Properties  for each month during the period during which such Swap Agreement is in effect,  (b) Swap Agreements  effectively
converting   interest  rates  from  floating  to  fixed  (i)  with  an  Approved
Counterparty  and (ii) the notional amounts of which (when aggregated with other interest rate Swap Agreements  then in effect  effectively  converting  interest rates from  floating  to fixed) do not exceed  100% of  principal  amount of the
Borrower's  floating rate Debt in respect of borrowed money, (c) Swap Agreements effectively  converting  interest  rates  from  fixed  to  floating  (i) with an
Approved  Counterparty  and (ii) the notional  amounts of which (when aggregated with other interest rate Swap Agreements then in effect  effectively  converting interest rates from fixed to floating) do not exceed 100% of principal amount of the Borrower's fixed rate Debt in respect of borrowed money (including,  without limitation,  the  Borrower's  5.75%  Senior  Convertible  Notes),  and (d)  Swap
Agreements in respect of currencies (i) with an Approved Counterparty, (ii) such transactions are to hedge actual or expected  fluctuations in currencies and are not  for  speculative  purposes  and  (iii)  such  transactions  do not  involve termination  or expiry  dates longer than six (6) months after the trade date in respect thereof.  In no event shall any Swap Agreement  contain any requirement, agreement  or covenant  for the  Borrower  or any  Material  Subsidiary  to post collateral or margin to secure their obligations under such Swap Agreement or to cover market  exposures  other than usual and customary  requirements to deliver letters of credit or post cash collateral.

     Section 9.20 Preservation  of Material  Agreements.  Except for  acts which
                  -------------------------------------
could not reasonably be expected to have a Material  Adverse Effect or which are taken in the ordinary course of business,  neither the Borrower nor any Material
Subsidiary,  as the  case may be,  will  agree to any  change,  modification  or amendment to or waiver of any of the terms or  provisions of any of the Material
Agreements.  Neither the Borrower nor any Material  Subsidiary,  as the case may be,  will take any action or permit any action to be taken by others  which will release any Person from its obligations or liabilities under any of the Material
Agreements.

     Section 9.21 Release of Liens.   The  Borrower  shall  be entitled to cause
                  ----------------
Mortgaged  Properties  having  an  aggregate  fair  market  value  not to exceed
$15,000,000  to be released  from the Liens  created by and  existing  under the
Security  Instruments  without the consent of the Lenders;  provided that (a) no
                                                            -------- ----
Event of Default  shall have  occurred  which is  continuing,  (b) only one such release may be made between Schedule Redeterminations of the Borrowing Base, (c)
following any such release,  the total value of the remaining Mortgaged Property shall be sufficient  to support the Aggregate  Commitment in the sole opinion of the Administrative Agent, and (d) following any such release, the Administrative
Agent shall  adjust the then  current  Borrowing  Base to take into  account the release of such Mortgaged  Properties and any mandatory prepayment required as a result thereof shall be made at the time of such release.

                                       71

                                   ARTICLE X
                           Events of Default; Remedies

     Section 10.01 Events of Default.  One or more of the following events shall
                   -----------------
constitute an "Event of Default":
               ----------------

              (a) the  Borrower  shall fail to pay any  principal of any Loan or any  reimbursement  obligation in respect of any LC Disbursement when and as the same shall become due and payable,  whether at the due date thereof or at a date fixed for prepayment thereof or otherwise.

              (b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount  referred to in Section  10.01(a))
payable  under any Loan  Document,  when and as the same  shall  become  due and payable,  and such  failure  shall  continue  unremedied  for a period  of three
Business Days.

              (c) any  representation  or warranty  made or deemed made by or on behalf of the Borrower or any Material  Subsidiary in or in connection  with any
Loan  Document or any amendment or  modification  of any Loan Document or waiver under such Loan Document, or in any report, certificate,  financial statement or other document  furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder,  shall prove to have been incorrect in any respect material to the Borrower's  creditworthiness or to the rights or interests of the Lenders when made or deemed made.

              (d) the Borrower or any Material  Subsidiary shall fail to observe or perform any covenant,  condition or agreement contained in Section 8.03 or in
ARTICLE IX.

              (e) the Borrower or any Material  Subsidiary shall fail to observe or perform any  covenant,  condition  or agreement  contained in this  Agreement
(other than those  specified in Section  10.01(a),  Section  10.01(b) or Section
10.01(d)) or any other Loan Document, and such failure shall continue unremedied for a period of 30 days after the earlier to occur of A. notice thereof from the
Administrative  Agent to the Borrower (which notice will be given at the request of any Lender) or B. a  Responsible  Officer of the  Borrower  or such  Material
Subsidiary otherwise becoming aware of such default.

              (f) the Borrower or any Material Subsidiary shall fail to make any payment  (whether of principal or interest and  regardless of amount) in respect of any Material Indebtedness,  when and as the same shall become due and payable
(subject to applicable grace periods), unless such payment is being contested in good faith and by proper  proceedings  and against which  adequate  reserves are being maintained.

              (g) any event or  condition  occurs that  results in any  Material
Indebtedness  becoming  due prior to its  scheduled  maturity or that enables or permits  (with or without  the giving of notice,  the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the
Redemption  thereof or any offer to Redeem to be made in respect thereof,  prior

                                       72

to its scheduled maturity or require the Borrower or any Material  Subsidiary to make an offer in respect thereof; provided, however, early termination of a Swap
                                  --------  -------
Agreement  (that is Material  Indebtedness)  due solely to an ISDA  "Termination
Event" is not an Event of Default hereunder.

              (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation,  reorganization or other relief in respect of the  Borrower or any  Material  Subsidiary  or its debts,  or of a substantial part of its assets, under any Federal,  state or foreign bankruptcy, insolvency,  receivership  or similar law now or hereafter in effect or (ii) the appointment  of a receiver,  trustee,  custodian,  sequestrator,  conservator or similar  official  for  the  Borrower  or  any  Material  Subsidiary  or  for  a
substantial  part of its  assets,  and,  in any such case,  such  proceeding  or petition shall continue  undismissed for 30 days or an order or decree approving or ordering any of the foregoing shall be entered.

              (i) the Borrower or any Material  Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other  relief  under any Federal,  state or foreign  bankruptcy,  insolvency, receivership  or similar law now or  hereafter  in effect,  (ii)  consent to the institution  of, or fail to  contest  in a timely and  appropriate  manner,  any proceeding or petition described in Section 10.01(h), (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator,  conservator or  similar  official  for the  Borrower  or any  Material  Subsidiary  or for a
substantial  part of its  assets,  (iv) file an answer  admitting  the  material allegations  of a petition filed against it in any such  proceeding,  (v) make a general  assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing.

              (j) the Borrower or any Material  Subsidiary  shall become unable, admit in writing its inability or fail generally to pay its debts as they become due.

              (k) one or more judgments for the payment of money in an aggregate amount in excess of $1,000,000 (to the extent not covered by  independent  third party  insurance  provided by insurers of the highest  claims  paying  rating or financial  strength as to which the insurer does not dispute coverage and is not subject to an insolvency proceeding) shall be rendered against the Borrower, any
Material  Subsidiary  or any  combination  thereof  and the  same  shall  remain undischarged  for a period of 30 consecutive  days and for which execution shall not be  effectively  stayed,  or any action shall be legally taken by a judgment creditor  to attach or levy upon any  assets  of the  Borrower  or any  Material
Subsidiary to enforce any such judgment.

              (l) the  Loan  Documents  after  delivery  thereof  shall  for any reason, except to the extent permitted by the terms thereof, cease to be in full force and effect and valid,  binding and  enforceable  in accordance  with their terms against the Borrower or a Guarantor  party  thereto,  or cease to create a valid  and  perfected  Lien  of  the  priority  required  thereby  on any of the collateral  purported to be covered  thereby,  except to the extent permitted by the terms of this  Agreement,  or the Borrower or any  Guarantor or any of their
Affiliates shall so state in writing.

              (m) an ERISA Event shall have occurred that, in the opinion of the
Majority  Lenders,  when taken  together  with all other ERISA  Events that have occurred, could reasonably be expected to result in a Material Adverse Effect.

              (n) a Change in Control shall occur.

                                       73

              (o) the Borrower  shall fail to pay any  mandatory  prepayment  or provide additional collateral as provided in Section 3.04(c)

     Section 10.02 Remedies.
                   --------

              (a) In the case of an Event of Default other than one described in
Section 10.01(h),  Section 10.01(i) or Section 10.01(j),  at any time thereafter during the continuance of such Event of Default,  the Administrative  Agent may, and at the request of the Majority  Lenders,  shall,  by notice to the Borrower, take either or both of the following  actions,  at the same or different  times:
(i) terminate the  Commitments,  and thereupon the  Commitments  shall terminate immediately, and (ii) declare the Notes and the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and  payable may  thereafter  be  declared  to be due and  payable),  and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower and the  Guarantors  accrued  hereunder  and under the Notes and the other  Loan
Documents  (including,  without  limitation,  the payment of cash  collateral to secure the LC Exposure as provided  in Section  2.08(k)),  shall  become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower and each Guarantor;  and in case of an Event of Default described in Section  10.01(h),  Section 10.01(i) or
Section 10.01(j),  the Commitments shall  automatically  terminate and the Notes and the principal of the Loans then outstanding,  together with accrued interest thereon  and  all  fees  and  the  other  obligations  of the  Borrower  and the
Guarantors  accrued  hereunder and under the Notes and the other Loan  Documents
(including,  without limitation, the payment of cash collateral to secure the LC
Exposure as provided in Section  2.08(k)),  shall  automatically  become due and payable,  without presentment,  demand, protest or other notice of any kind, all of which are hereby waived by the Borrower and each Guarantor.

              (b) In the case of the  occurrence  of an Event  of  Default,  the
Administrative  Agent and the Lenders  will have all other  rights and  remedies available at law and equity.

              (c)  All  proceeds   realized  from  the   liquidation   or  other
disposition  of collateral or otherwise  received  after  maturity of the Notes, whether by acceleration or otherwise,  shall be applied: first, to reimbursement of expenses  and  indemnities  provided for in this  Agreement  and the Security
Instruments;  second, to accrued interest on the Notes;  third, to fees; fourth, pari passu to (i)  Indebtedness  owing to a Lender or an  Affiliate  of a Lender under  any Swap  Agreement  permitted  hereby  and  (ii)  pro rata to  principal outstanding on the Notes; fifth, to any other  Indebtedness;  sixth, to serve as cash  collateral  to be  held  by the  Administrative  Agent  to  secure  the LC
Exposure;  and any excess shall be paid to the Borrower or as otherwise required by any Governmental Requirement.

                                   ARTICLE XI
                            The Administrative Agent

     Section 11.01 Appointment; Powers. Each of the Lenders and the Issuing Bank
                   -------------------
hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative  Agent by the terms hereof and the

                                       74

other Loan  Documents,  together with such actions and powers as are  reasonably incidental thereto.

     Section 11.02 Duties   and   Obligations  of   Administrative   Agent.  The
                   -------------------------------------------------------
Administrative  Agent  shall not have any  duties or  obligations  except  those expressly set forth in the Loan  Documents.  Without  limiting the generality of the  foregoing,  (a)  the  Administrative  Agent  shall  not be  subject  to any fiduciary or other implied duties,  regardless of whether a Default has occurred and is continuing,  (b) the Administrative Agent shall not have any duty to take any  discretionary  action  or  exercise  any  discretionary  powers,  except as provided in Section  11.03,  and (c) except as expressly set forth  herein,  the
Administrative  Agent  shall  not have any duty to  disclose,  and  shall not be liable for the failure to disclose,  any information relating to the Borrower or any of its Subsidiaries  that is communicated to or obtained by the bank serving as  Administrative  Agent  or  any  of  its  Affiliates  in  any  capacity.  The
Administrative Agent shall be deemed not to have knowledge of any Default unless and until written  notice  thereof is given to the  Administrative  Agent by the
Borrower  or a  Lender,  and shall  not be  responsible  for or have any duty to ascertain or inquire into (i) any statement,  warranty or representation made in or in  connection  with this  Agreement  or any other  Loan  Document,  (ii) the contents of any  certificate,  report or other document  delivered  hereunder or under any other Loan Document or in connection herewith or therewith,  (iii) the performance or observance of any of the covenants,  agreements or other terms or conditions  set forth herein or in any other Loan  Document,  (iv) the validity, enforceability,  effectiveness or genuineness of this Agreement,  any other Loan
Document or any other agreement, instrument or document, (v) the satisfaction of any condition set forth in ARTICLE VI or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent,
(vi) the existence,  value, perfection or priority of any collateral security or the  financial or other  condition of the Borrower and its  Subsidiaries  or any other  obligor or  guarantor,  or (vii) any failure by the Borrower or any other
Person (other than itself) to perform any of its obligations  hereunder or under any other Loan  Document or the  performance  or  observance  of any  covenants, agreements or other terms or conditions set forth herein or therein.

     Section 11.03 Action by  Administrative  Agent.  The  Administrative  Agent
                   --------------------------------
shall  not have  any  duty to take any  discretionary  action  or  exercise  any
discretionary   powers,   except   discretionary  rights  and  powers  expressly
contemplated  hereby  that the  Administrative  Agent is required to exercise in writing as directed by the Majority  Lenders (or such other number or percentage of the  Lenders as shall be  necessary  under the  circumstances  as provided in
Section  12.02)  and in all  cases  the  Administrative  Agent  shall  be  fully justified  in  failing  or  refusing  to act  hereunder  or under any other Loan
Documents  unless it shall (a) receive  written  instructions  from the Majority
Lenders or the Lenders,  as  applicable,  (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section
12.02)  specifying  the  action  to be  taken  and  (b)  be  indemnified  to its satisfaction by the Lenders against any and all liability and expenses which may be incurred by it by reason of taking or continuing to take any such action. The instructions  as  aforesaid  and any action  taken or  failure  to act  pursuant thereto by the Administrative Agent shall be binding on all of the Lenders. If a
Default has occurred and is continuing, then the Administrative Agent shall take such action with respect to such  Default as shall be directed by the  requisite
Lenders in the written instructions (with indemnities) described in this Section
11.03,  provided  that,  unless and until the  Administrative  Agent  shall have received  such  directions,  the  Administrative  Agent  may (but  shall  not be

                                       75

obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Lenders.
In no event,  however,  shall the  Administrative  Agent be required to take any action which exposes the Administrative  Agent to personal liability or which is
contrary  to  this  Agreement,   the  Loan  Documents  or  applicable  law.  The
Administrative Agent shall not be liable for any action taken or not taken by it with the  consent or at the request of the  Majority  Lenders or the Lenders (or such other number or percentage  of the Lenders as shall be necessary  under the circumstances  as provided in Section 12.02),  and otherwise shall not be liable for any  action  taken or not taken by it  hereunder  or under  any  other  Loan
Document or under any other  document or instrument  referred to or provided for herein or therein or in  connection  herewith  or  therewith  INCLUDING  ITS OWN
ORDINARY NEGLIGENCE, except for its own gross negligence or willful misconduct.

     Section 11.04 Reliance by Administrative  Agent. The  Administrative  Agent
                   ---------------------------------
shall be entitled to rely upon,  and shall not incur any  liability  for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper  Person.  The  Administrative  Agent also may rely upon any statement made to it orally or by  telephone  and  believed by it to be made by the proper
Person,  and shall not incur any liability  for relying  thereon and each of the
Borrower,  the Lenders and the Issuing  Bank hereby  waives the right to dispute the Administrative Agent's record of such statement, except in the case of gross negligence or willful misconduct by the Administrative Agent. The Administrative
Agent may consult  with legal  counsel  (who may be counsel  for the  Borrower), independent  accountants  and other  experts  selected  by it,  and shall not be liable for any action taken or not taken by it in accordance  with the advice of any such counsel,  accountants or experts. The Administrative Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until a written  notice of the  assignment  or  transfer  thereof  permitted hereunder shall have been filed with the Administrative Agent.

     Section 11.05 Subagents.  The Administrative  Agent may perform any and all
                   ---------
its duties  and  exercise  its  rights and powers by or through  any one or more sub-agents  appointed by the Administrative  Agent. The Administrative Agent and
any such  sub-agent  may perform any and all its duties and  exercise its rights and powers through their respective Related Parties. The exculpatory  provisions of the preceding  Sections of this ARTICLE XI shall apply to any such  sub-agent and to the Related Parties of the  Administrative  Agent and any such sub-agent,
and  shall  apply  to  their  respective   activities  in  connection  with  the
syndication of the credit  facilities  provided for herein as well as activities as Administrative Agent.

     Section 11.06 Resignation or Removal of Administrative  Agent.   Subject to
                   -----------------------------------------------
the appointment and acceptance of a successor  Administrative  Agent as provided in this  Section  11.06,  the  Administrative  Agent  may  resign at any time by notifying the Lenders, the Issuing Bank and the Borrower, and the Administrative
Agent may be removed at any time with or without cause by the Majority  Lenders.
Upon any such resignation or removal, the Majority Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so  appointed  by the Majority  Lenders and shall have  accepted  such appointment within 30 days after the retiring  Administrative Agent gives notice of its  resignation or removal of the retiring  Administrative  Agent,  then the retiring  Administrative  Agent may,  on behalf of the  Lenders  and the Issuing
Bank,  appoint a  successor  Administrative  Agent which shall be a bank with an

                                       76

office in New  York,  New  York,  or an  Affiliate  of any such  bank.  Upon the acceptance of its appointment as Administrative  Agent hereunder by a successor, such successor  shall succeed to and become vested with all the rights,  powers, privileges  and duties of the retiring  Administrative  Agent,  and the retiring
Administrative  Agent  shall be  discharged  from  its  duties  and  obligations hereunder.  The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor  unless  otherwise  agreed between  the  Borrower  and such  successor.  After the  Administrative  Agent's resignation hereunder, the provisions of this ARTICLE XI and Section 12.03 shall continue in effect for the benefit of such retiring  Administrative  Agent,  its sub-agents and their respective  Related Parties in respect of any actions taken or  omitted  to be taken by any of them  while it was  acting as  Administrative
Agent.

     Section  11.07  Administrative  Agent  as  Lenders.  Wachovia,  serving  as
                     ----------------------------------
Administrative  Agent  hereunder  shall  have the same  rights and powers in its capacity as a Lender as any other  Lender and may exercise the same as though it were not  Administrative  Agent,  and such bank and its  Affiliates  may  accept deposits from,  lend money to and generally  engage in any kind of business with the  Borrower or any  Subsidiary  or other  Affiliate  thereof as if it were not
Administrative Agent hereunder.

     Section 11.08 No  Reliance.   Each  Lender   acknowledges   that  it   has,
                   ------------
independently  and without reliance upon the  Administrative  Agent or any other
Lender and based on such documents and information as it has deemed appropriate, made its own credit  analysis and decision to enter into this Agreement and each other Loan Document to which it is a party.  Each Lender also  acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such  documents and  information as it shall from time to time deem  appropriate,  continue to make its own  decisions in taking or not taking action under or based upon this Agreement,  any other Loan Document,  any related  agreement  or any  document  furnished  hereunder  or  thereunder.  The
Administrative  Agent shall not be  required  to keep itself  informed as to the performance  or  observance by the Borrower or any of its  Subsidiaries  of this
Agreement,  the Loan Documents or any other document referred to or provided for
herein  or  to  inspect  the   Properties  or  books  of  the  Borrower  or  its
Subsidiaries.  Except for notices,  reports and other  documents and information expressly  required to be furnished to the Lenders by the  Administrative  Agent hereunder  or  Arranger  shall have any duty or  responsibility  to provide  any
Lender with any credit or other  information  concerning the affairs,  financial condition or business of the Borrower (or any of its Affiliates)  which may come into the possession of the  Administrative  Agent or any of its  Affiliates.  In
this regard,  each Lender acknowledges that Vinson & Elkins L.L.P. is acting in this transaction as special counsel to the Administrative  Agent only, except to the  extent  otherwise  expressly  stated  in any legal  opinion  or any Loan
Document. Each other party hereto will consult with its own legal counsel to the extent that it deems  necessary in  connection  with the Loan  Documents and the matters contemplated therein.

     Section 11.09 Authority of Administrative  Agent to Release  Collateral and
                   -------------------------------------------------------------
Liens.Each  Lender and the Issuing  Bank hereby  authorizes  the  Administrative
-----
Agent  to  release  any  collateral  that is  permitted  to be sold or  released pursuant to the terms of the Loan  Documents.  Each Lender and the Issuing  Bank
hereby  authorizes  the  Administrative  Agent to  execute  and  deliver  to the
Borrower,  at the  Borrower's  sole cost and  expense,  any and all  releases of

                                       77

Liens,  termination  statements,   assignments  or  other  documents  reasonably
requested by the Borrower in connection  with any sale or other  disposition  of
Property to the extent such sale or other  disposition is permitted by the terms of Section 9.13 or is otherwise authorized by the terms of the Loan Documents.

     Section 11.10 Syndication Agent and  Co-Documentation  Agents.  The Lenders
                   -----------------------------------------------
identified  in this  Agreement as  Syndication  Agent and as a  Co-Documentation
Agent shall not have any right, power, obligation, liability,  responsibility or duty under this  Agreement  other than those  applicable to all Lenders as such.
Without limiting the foregoing,  the Syndication Agent and the  Co-Documentation
Agents  shall not have or be deemed to have a  fiduciary  relationship  with any
Lender.

                                  ARTICLE XII
                                  Miscellaneous

     Section 12.01 Notices.
                   -------

              (a)  Except  in the  case  of  notices  and  other  communications expressly  permitted to be given by telephone (and subject to Section 12.01(b)), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service,  mailed by certified or registered mail or sent by telecopy, as follows:

                  (i) if to the Borrower,  to it at 1776 Lincoln  Street,  Suite
700,  Denver,  Colorado 80203,  Attention of David W.  Honeyfield  (Telecopy No.
303/861-0934);

                  (ii)  if to  the  Administrative  Agent,  to it at  201  South
College Street, 8th Floor NC 0680, Charlotte, North Carolina 28288, Attention of
Lisa VanNote (Telecopy No. 704/383-0288), with a copy to Wachovia Securities, at
1001 Fannin, Suite 2255, Houston,  Texas 77002-6709,  Attention of Jay Chernosky
(Telecopy No. 713/650-6354);

                  (iii)  if to the  Issuing  Bank,  to it at 201  South  College
Street, 8th Floor NC 0680,  Charlotte,  North Carolina 28288,  Attention of Lisa
VanNote (Telecopy No. 704/383-0288); and

                  (iv) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

              (b) Notices and other  communications to the Lenders hereunder may be delivered or furnished by  electronic  communications  pursuant to procedures approved by the  Administrative  Agent;  provided that the  foregoing  shall not apply to notices  pursuant to ARTICLE II, ARTICLE III,  ARTICLE IV and ARTICLE V
unless otherwise agreed by the  Administrative  Agent and the applicable Lender.
The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other  communications  to it hereunder by electronic  communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

              (c) Any party hereto may change its address or telecopy number for notices  and other  communications  hereunder  by  notice  to the other  parties hereto.  All  notices  and other  communications  given to any  party  hereto in

                                       78

accordance  with the provisions of this  Agreement  shall be deemed to have been given on the date of receipt.

     Section 12.02 Waivers; Amendments.
                   -------------------

              (a) No  failure  on the  part  of the  Administrative  Agent,  the
Issuing Bank or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege, or any abandonment or discontinuance of steps to enforce such right, power or privilege,  under any of the Loan Documents  shall operate as a waiver  thereof,  nor shall any single or partial  exercise  of any  right,  power  or  privilege  under  any of the  Loan
Documents  preclude any other or further exercise thereof or the exercise of any other right,  power or privilege.  The rights and remedies of the Administrative
Agent,  the  Issuing  Bank and the  Lenders  hereunder  and under the other Loan
Documents  are  cumulative  and are not exclusive of any rights or remedies that they would  otherwise  have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower  therefrom shall in any  event be  effective  unless  the  same  shall be  permitted  by  Section
12.02(b),  and then  such  waiver  or  consent  shall be  effective  only in the specific  instance  and for the purpose for which  given.  Without  limiting the generality  of the  foregoing,  the making of a Loan or  issuance of a Letter of
Credit shall not be construed as a waiver of any Default,  regardless of whether the Administrative  Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time.

              (b) Neither  this  Agreement  nor  any  provision  hereof  nor any
Security Instrument nor any provision thereof may be waived, amended or modified except  pursuant to an agreement or  agreements  in writing  entered into by the
Borrower  and the Majority  Lenders or by the  Borrower  and the  Administrative
Agent with the consent of the Majority Lenders;  provided that no such agreement shall (i) increase the  Commitment  or the Maximum  Credit  Amount of any Lender
without the written consent of such Lender,  (ii) increase the Borrowing Base or modify Section 2.07,  without the written  consent of all of the Lenders,  (iii)
reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest  thereon,  or reduce any fees  payable  hereunder,  or reduce any other
Indebtedness  hereunder  or under any other Loan  Document,  without the written consent of each Lender  affected  thereby,  (iv) postpone the scheduled  date of payment of the principal amount of any Loan or LC Disbursement,  or any interest thereon, or any fees payable hereunder,  or any other Indebtedness  hereunder or under any other Loan Document, or reduce the amount of, waive or excuse any such payment,  or postpone or extend the Termination Date without the written consent of each Lender affected  thereby,  (v) change Section 4.01(b) or Section 4.01(c)
in a manner that would alter the pro rata sharing of payments  required thereby, without the written  consent of each Lender,  (vi) change the  definition of the term "Material  Subsidiary",  without the written consent of each Lender,  (vii)
release any Guarantor (except as set forth in the Guaranty  Agreement),  release all or substantially  all of the collateral,  or reduce the percentage set forth in Section 8.14 to less than 70%, without the written consent of each Lender, or
(viii) change any of the  provisions of this Section  12.02(b) or the definition of "Majority  Lenders" or any other  provision  hereof  specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or under any other Loan  Documents or make any  determination  or grant any consent hereunder  or any other Loan  Documents,  without  the  written  consent of each
Lender; provided further that no such agreement shall amend, modify or otherwise affect  the rights or duties of the  Administrative  Agent or the  Issuing  Bank

                                       79

hereunder or under any other Loan Document  without the prior written consent of
the   Administrative   Agent  or  the  Issuing   Bank,   as  the  case  may  be.
Notwithstanding  the foregoing,  any supplement to Schedule 7.15  (Subsidiaries)
shall  be  effective  simply  by  delivering  to  the  Administrative   Agent  a
supplemental   schedule   clearly   marked  as  such  and,  upon  receipt,   the
Administrative Agent will promptly deliver a copy thereof to the Lenders.

     Section 12.03 Expenses, Indemnity; Damage Waiver.
                   ----------------------------------

              (a) The  Borrower  shall  pay (i)  all  reasonable   out-of-pocket
expenses  incurred by the  Administrative  Agent and its Affiliates,  including, without  limitation,  the reasonable fees,  charges and disbursements of counsel and other outside  consultants  for the  Administrative  Agent,  the  reasonable travel, photocopy,  mailing, courier,  telephone and other similar expenses, and the cost of environmental audits and surveys and appraisals,  in connection with the syndication of the credit facilities  provided for herein,  the preparation, negotiation,  execution,  delivery and administration (both before and after the execution hereof and including advice of counsel to the Administrative  Agent as to the  rights  and  duties of the  Administrative  Agent and the  Lenders  with respect  thereto)  of  this  Agreement  and the  other  Loan  Documents  and any amendments,  modifications  or waivers of or consents  related to the provisions hereof  or  thereof  (whether  or not the  transactions  contemplated  hereby or thereby shall be consummated),  (ii) all costs, expenses, Taxes, assessments and other charges incurred by the  Administrative  Agent or any Lender in connection with any filing, registration,  recording or perfection of any security interest contemplated by this Agreement or any Security  Instrument or any other document referred to therein, (iii) all reasonable out-of-pocket expenses incurred by the
Issuing Bank in connection with the issuance, amendment, renewal or extension of
any  Letter  of  Credit  or  any  demand  for  payment   thereunder,   (iv)  all
out-of-pocket expenses incurred by the Administrative Agent, the Issuing Bank or any Lender,  including the reasonable  fees,  charges and  disbursements  of any counsel  for the  Administrative  Agent,  the  Issuing  Bank or any  Lender,  in
connection  with the  enforcement or protection of its rights in connection with this  Agreement  or any other Loan  Document,  including  its rights  under this
Section 12.03,  or in connection with the Loans made or Letters of Credit issued hereunder,  including,  without  limitation,  all  such  out-of-pocket  expenses incurred  during any workout,  restructuring  or negotiations in respect of such
Loans or Letters of Credit.

              (b) THE BORROWER SHALL  INDEMNIFY THE  ADMINISTRATIVE  AGENT,  THE
ISSUING BANK AND EACH LENDER,  AND EACH  RELATED  PARTY OF ANY OF THE  FOREGOING
PERSONS (EACH SUCH PERSON BEING CALLED AN "INDEMNITEE")  AGAINST,  AND HOLD EACH
INDEMNITEE HARMLESS FROM, ANY AND ALL LOSSES, CLAIMS,  DAMAGES,  LIABILITIES AND
RELATED  EXPENSES,  INCLUDING THE REASONABLE FEES,  CHARGES AND DISBURSEMENTS OF
ANY COUNSEL FOR ANY INDEMNITEE,  INCURRED BY OR ASSERTED  AGAINST ANY INDEMNITEE
DIRECTLY ARISING OUT OF, DIRECTLY IN CONNECTION WITH, OR DIRECTLY AS A RESULT OF
(i) THE  EXECUTION OR DELIVERY OF THIS  AGREEMENT OR ANY OTHER LOAN  DOCUMENT OR
ANY AGREEMENT OR INSTRUMENT  CONTEMPLATED HEREBY OR THEREBY,  THE PERFORMANCE BY
THE PARTIES HERETO OR THE PARTIES TO ANY OTHER LOAN DOCUMENT OF THEIR RESPECTIVE
OBLIGATIONS  HEREUNDER OR THEREUNDER  OR THE  CONSUMMATION  OF THE  TRANSACTIONS

                                       80

CONTEMPLATED  HEREBY OR BY ANY OTHER  LOAN  DOCUMENT,  (ii) THE  FAILURE  OF THE
BORROWER  OR ANY  RESTRICTED  SUBSIDIARY  TO  COMPLY  WITH THE TERMS OF ANY LOAN
DOCUMENT, INCLUDING THIS AGREEMENT, OR WITH ANY GOVERNMENTAL REQUIREMENT,  (iii)
ANY INACCURACY OF ANY  REPRESENTATION  OR ANY BREACH OF ANY WARRANTY OR COVENANT
OF THE BORROWER OR ANY GUARANTOR  SET FORTH IN ANY OF THE LOAN  DOCUMENTS OR ANY
INSTRUMENTS, DOCUMENTS OR CERTIFICATIONS DELIVERED IN CONNECTION THEREWITH, (iv)
ANY LOAN OR LETTER OF CREDIT OR THE USE OF THE  PROCEEDS  THEREFROM,  INCLUDING,
WITHOUT  LIMITATION,  A. ANY REFUSAL BY THE  ISSUING  BANK TO HONOR A DEMAND FOR
PAYMENT UNDER A LETTER OF CREDIT IF THE DOCUMENTS  PRESENTED IN CONNECTION  WITH
SUCH DEMAND DO NOT STRICTLY  COMPLY WITH THE TERMS OF SUCH LETTER OF CREDIT,  OR
B. THE  PAYMENT  OF A DRAWING  UNDER ANY  LETTER OF CREDIT  NOTWITHSTANDING  THE
NON-COMPLIANCE,  NON-DELIVERY  OR OTHER IMPROPER  PRESENTATION  OF THE DOCUMENTS
PRESENTED IN CONNECTION  THEREWITH,  (v) ANY OTHER ASPECT OF THE LOAN DOCUMENTS,
(vi) THE OPERATIONS OF THE BUSINESS OF THE BORROWER AND ITS  SUBSIDIARIES BY THE
BORROWER AND ITS  SUBSIDIARIES,  (vii) ANY  ASSERTION  THAT THE LENDERS WERE NOT
ENTITLED TO RECEIVE THE PROCEEDS RECEIVED PURSUANT TO THE SECURITY  INSTRUMENTS,
(viii) ANY ENVIRONMENTAL LAW APPLICABLE TO THE BORROWER OR ANY SUBSIDIARY OR ANY
OF THEIR PROPERTIES,  INCLUDING WITHOUT  LIMITATION,  THE PRESENCE,  GENERATION,
STORAGE, RELEASE, THREATENED RELEASE, USE, TRANSPORT,  DISPOSAL,  ARRANGEMENT OF
DISPOSAL OR  TREATMENT  OF OIL,  OIL AND GAS WASTES,  SOLID  WASTES OR HAZARDOUS
SUBSTANCES ON ANY OF THEIR PROPERTIES,  (ix) THE BREACH OR NON-COMPLIANCE BY THE
BORROWER OR ANY SUBSIDIARY WITH ANY ENVIRONMENTAL LAW APPLICABLE TO THE BORROWER
OR ANY  SUBSIDIARY,  (x) THE PAST OWNERSHIP BY THE BORROWER OR ANY SUBSIDIARY OF
ANY OF THEIR  PROPERTIES  OR PAST  ACTIVITY  ON ANY OF THEIR  PROPERTIES  WHICH,
THOUGH  LAWFUL  AND FULLY  PERMISSIBLE  AT THE  TIME,  COULD  RESULT IN  PRESENT
LIABILITY,  (xi) THE  PRESENCE,  USE,  RELEASE,  STORAGE,  TREATMENT,  DISPOSAL,
GENERATION,   THREATENED  RELEASE,  TRANSPORT,   ARRANGEMENT  FOR  TRANSPORT  OR
ARRANGEMENT  FOR DISPOSAL OF OIL, OIL AND GAS WASTES,  SOLID WASTES OR HAZARDOUS
SUBSTANCES ON OR AT ANY OF THE  PROPERTIES  OWNED OR OPERATED BY THE BORROWER OR
ANY  SUBSIDIARY  OR ANY ACTUAL OR  ALLEGED  PRESENCE  OR  RELEASE  OF  HAZARDOUS
MATERIALS  ON OR FROM ANY  PROPERTY  OWNED OR OPERATED BY THE BORROWER OR ANY OF
ITS SUBSIDIARIES,  (xii) ANY  ENVIRONMENTAL  LIABILITY RELATED IN ANY WAY TO THE
BORROWER OR ANY OF ITS SUBSIDIARIES,  OR (xiii) ANY OTHER ENVIRONMENTAL,  HEALTH
OR SAFETY  CONDITION IN CONNECTION WITH THE LOAN DOCUMENTS,  OR (xiv) ANY ACTUAL
OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF
THE  FOREGOING,  WHETHER  BASED  ON  CONTRACT,  TORT  OR ANY  OTHER  THEORY  AND
REGARDLESS OF WHETHER ANY  INDEMNITEE  IS A PARTY  THERETO,  AND SUCH  INDEMNITY

                                       81

SHALL  EXTEND  TO  EACH  INDEMNITEE   NOTWITHSTANDING  THE  SOLE  OR  CONCURRENT
NEGLIGENCE  OF EVERY KIND OR CHARACTER  WHATSOEVER,  WHETHER  ACTIVE OR PASSIVE,
WHETHER AN AFFIRMATIVE ACT OR AN OMISSION,  INCLUDING  WITHOUT  LIMITATION,  ALL
TYPES OF NEGLIGENT  CONDUCT  IDENTIFIED IN THE RESTATEMENT  (SECOND) OF TORTS OF
ONE OR MORE OF THE INDEMNITEES OR BY REASON OF STRICT LIABILITY  IMPOSED WITHOUT
FAULT ON ANY ONE OR MORE OF THE INDEMNITEES;  PROVIDED THAT SUCH INDEMNITY SHALL
NOT, AS TO ANY INDEMNITEE,  BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS,
DAMAGES,  LIABILITIES OR RELATED EXPENSES ARE DETERMINED BY A COURT OF COMPETENT
JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS
NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE.

              (c) To the  extent  that  the  Borrower  fails  to pay any  amount required to be paid by it to the Administrative  Agent or the Issuing Bank under
Section   12.03(a)  or  (b),  each  Lender   severally  agrees  to  pay  to  the
Administrative  Agent or the Issuing  Bank,  as the case may be,  such  Lender's
Applicable   Percentage   (determined   as  of  the  time  that  the  applicable
unreimbursed  expense or  indemnity  payment is sought) of such  unpaid  amount;
provided that the  unreimbursed  expense or  indemnified  loss,  claim,  damage, liability  or related  expense,  as the case may be, was incurred by or asserted against the Administrative Agent or the Issuing Bank in its capacity as such.

              (d) To the extent  permitted by applicable law, the Borrower shall not assert, and hereby waives,  any claim against any Indemnitee,  on any theory of  liability,  for special,  indirect,  consequential  or punitive  damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result  of,  this  Agreement,  any  other  Loan  Document  or any  agreement  or instrument contemplated hereby or thereby, the Transactions,  any Loan or Letter of Credit or the use of the proceeds thereof.

              (e) All  amounts  due under this  Section  12.03  shall be payable promptly after written demand therefor.

     Section 12.04 Successors and Assigns.
                   ----------------------

              (a) The  provisions  of this  Agreement  shall be binding upon and inure to the benefit of the parties hereto and their  respective  successors and assigns  permitted  hereby  (including  any  Affiliate  of the Issuing Bank that issues any Letter of  Credit),  except that (i) the  Borrower  may not assign or otherwise transfer any of its rights or obligations  hereunder without the prior written consent of each Lender (and any attempted  assignment or transfer by the
Borrower  without  such  consent  shall be null and void) and (ii) no Lender may assign or  otherwise  transfer  its rights or  obligations  hereunder  except in accordance  with this Section  12.04.  Nothing in this  Agreement,  expressed or implied,  shall be construed  to confer upon any Person  (other than the parties hereto, their respective  successors and assigns permitted hereby (including any
Affiliate  of the Issuing  Bank that issues any Letter of Credit),  Participants
(to the  extent  provided  in Section  12.04(c))  and,  to the extent  expressly contemplated  hereby, the Related Parties of each of the  Administrative  Agent, the Issuing Bank and the Lenders) any legal or equitable right,  remedy or claim under or by reason of this Agreement.

                                       82

              (b) (i)   Subject  to   the   conditions   set  forth  in  Section
12.04(b)(ii), any Lender may assign to one or more assignees all or a portion of its rights and obligations  under this Agreement  (including all or a portion of its  Commitment  and the Loans at the time  owing to it) with the prior  written consent (such consent not to be unreasonably withheld) of:

                      A. the  Borrower, provided that no consent of the Borrower shall be required for an  assignment to a Lender,  an Affiliate of a Lender,  an
Approved Fund (as defined  below) or, if an Event of Default has occurred and is continuing, any other assignee; and

                      B. the Administrative Agent, provided  that no consent  of the Administrative Agent shall be required for an assignment to an assignee that is a Lender immediately prior to giving effect to such assignment.

                  (ii) Assignments shall be subject to the following  additional conditions:

                      A. except in the case of an  assignment  to a Lender or an
Affiliate of a Lender or an  assignment  of the entire  remaining  amount of the assigning  Lender's  Commitment,  the amount of the  Commitment of the assigning
Lender subject to each such assignment (determined as of the date the Assignment
and   Assumption   with  respect  to  such   assignment   is  delivered  to  the
Administrative  Agent)  shall not be less  than  $5,000,000  unless  each of the
Borrower and the Administrative  Agent otherwise consent,  provided that no such consent of the  Borrower  shall be required if an Event of Default has  occurred and is continuing;

                      B. each partial assignment shall be made as an  assignment of a proportionate  part of all the  assigning  Lender's rights and  obligations under this Agreement;

                      C. the  parties  to  each  assignment  shall  execute  and deliver to the  Administrative  Agent an  Assignment  and  Assumption,  together with a processing and recordation fee of $3,500;

                      D. the  assignee, if  it  shall  not  be a  Lender,  shall deliver to the Administrative Agent an Administrative Questionnaire; and

                      E. in the case of an assignment  to a CLO,  the  assigning
Lender shall  retain the sole right to approve any  amendment,  modification  or waiver of any  provision of this  Agreement,  provided that the  Assignment  and
Assumption  between  such Lender and such CLO may provide  that such Lender will not,  without the consent of such CLO, agree to any amendment,  modification  or waiver described in the first proviso to Section 12.02 that affects such CLO.

                  (iii) Subject to Section  12.04(b)(iv)  and the acceptance and recording  thereof,  from  and  after  the  effective  date  specified  in  each
Assignment and Assumption the assignee  thereunder  shall be a party hereto and, to the extent of the interest  assigned by such Assignment and Assumption,  have the rights and obligations of a Lender under this  Agreement,  and the assigning
Lender  thereunder  shall,  to the  extent  of the  interest  assigned  by  such
Assignment and Assumption, be released from its obligations under this Agreement
(and, in the case of an Assignment and Assumption  covering all of the assigning

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Lender's rights and obligations under this Agreement, such Lender shall cease to be a party  hereto but shall  continue to be entitled to the benefits of Section
5.01,  Section 5.02, Section 5.03 and Section 12.03). Any assignment or transfer by a Lender of rights or  obligations  under this Agreement that does not comply with this  Section  12.04 shall be treated for  purposes of this  Agreement as a sale by such  Lender  of a  participation  in such  rights  and  obligations  in accordance with Section 12.04(c).

                  (iv) The Administrative  Agent,  acting for this purpose as an agent of the  Borrower,  shall  maintain  at one of its  offices  a copy of each
Assignment and Assumption  delivered to it and a register for the recordation of the names and  addresses of the Lenders,  and the Maximum  Credit Amount of, and
principal  amount of the  Loans  and LC  Disbursements  owing  to,  each  Lender pursuant to the terms hereof from time to time (the "Register").  The entries in the Register shall be conclusive,  and the Borrower,  the Administrative  Agent, the Issuing Bank and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for  inspection by the Borrower,  the Issuing Bank and any Lender,  at
any  reasonable  time and from time to time upon  reasonable  prior  notice.  In connection with any changes to the Register,  if necessary,  the  Administrative
Agent will  reflect the  revisions on Annex I and forward a copy of such revised
Annex I to the Borrower, the Issuing Bank and each Lender.

                  (v)  Upon  its  receipt  of a duly  completed  Assignment  and
Assumption  executed by an  assigning  Lender and an  assignee,  the  assignee's completed  Administrative  Questionnaire (unless the assignee shall already be a
Lender  hereunder),  the processing and  recordation  fee referred to in Section
12.04(b)  and  any  written  consent  to such  assignment  required  by  Section
12.04(b),  the Administrative  Agent shall accept such Assignment and Assumption and record the  information  contained  therein in the  Register.  No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this Section 12.04(b).

              (c) (i) Any Lender may,  without the consent of the Borrower,  the
Administrative  Agent or the Issuing Bank,  sell  participations  to one or more banks or other entities (a  "Participant")  in all or a portion of such Lender's
                             -----------
rights and obligations  under this Agreement  (including all or a portion of its
Commitment  and the  Loans  owing  to  it);  provided  that  (A)  such  Lender's obligations under this Agreement shall remain  unchanged,  (B) such Lender shall remain solely  responsible  to the other parties  hereto for the  performance of such  obligations and (C) the Borrower,  the  Administrative  Agent, the Issuing
Bank and the other Lenders shall  continue to deal solely and directly with such
Lender in  connection  with such  Lender's  rights  and  obligations  under this
Agreement.  Any agreement or instrument  pursuant to which a Lender sells such a participation  shall  provide  that such Lender  shall  retain the sole right to enforce this Agreement and to approve any amendment,  modification  or waiver of any provision of this Agreement;  provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any  amendment,  modification  or waiver  described in the proviso to Section
12.02 that affects such  Participant.  In addition such  agreement  must provide that the  Participant be bound by the  provisions of Section  12.03.  Subject to
Section  12.04(c)(ii),  the  Borrower  agrees  that  each  Participant  shall be entitled to the benefits of Section  5.01,  Section 5.02 and Section 5.03 to the
same extent as if it were a Lender and had acquired  its interest by  assignment pursuant to Section  12.04(b).  To the extent permitted by law, each Participant

                                       84

also shall be  entitled  to the  benefits  of Section  12.08 as though it were a
Lender,  provided such  Participant  agrees to be subject to Section  4.01(c) as though it were a Lender.

                  (ii) A  Participant  shall  not be  entitled  to  receive  any greater  payment under Section 5.01 or Section 5.03 than the  applicable  Lender would have been  entitled to receive with respect to the  participation  sold to such  Participant,  unless the sale of the  participation to such Participant is made with the Borrower's  prior written  consent.  A Participant that would be a
Foreign  Lender if it were a Lender  shall not be  entitled  to the  benefits of
Section 5.03 unless the Borrower is notified of the  participation  sold to such
Participant and such  Participant  agrees,  for the benefit of the Borrower,  to comply with Section 5.03(e) as though it were a Lender.

              (d) Any  Lender  may at any  time  pledge  or  assign  a  security interest  in all or any  portion of its rights  under this  Agreement  to secure obligations  of such  Lender,  including  any  pledge  or  assignment  to secure obligations to a Federal Reserve Bank, and this Section 12.04(d) shall not apply to any such pledge or assignment of a security  interest;  provided that no such pledge or assignment of a security  interest  shall release a Lender from any of its  obligations  hereunder or substitute  any such pledgee or assignee for such
Lender as a party hereto.

     Section 12.05 Survival; Revival; Reinstatement.
                   --------------------------------

              (a) All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection  with or pursuant to this  Agreement or any other Loan Document shall be  considered  to have been relied upon by the other  parties  hereto and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit,  regardless of any investigation  made by
any  such  other   party  or  on  its  behalf  and   notwithstanding   that  the
Administrative  Agent,  the  Issuing  Bank or any  Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is  extended  hereunder,  and shall  continue in full force and effect as long as the  principal of or any accrued  interest on any Loan or any fee or any other  amount  payable  under this  Agreement is  outstanding  and unpaid or any
Letter of Credit is outstanding and so long as the Commitments  have not expired or terminated.  The provisions of Section 5.01,  Section 5.02,  Section 5.03 and
Section  12.03 and ARTICLE XI shall  survive and remain in full force and effect regardless of the  consummation of the  transactions  contemplated  hereby,  the repayment of the Loans,  the  expiration or termination of the Letters of Credit and the  Commitments  or the  termination  of this  Agreement,  any  other  Loan
Document or any provision hereof or thereof.

              (b) To the  extent  that  any  payments  on  the  Indebtedness  or proceeds  of  any  collateral  are  subsequently  invalidated,  declared  to  be fraudulent  or  preferential,  set aside or  required to be repaid to a trustee, debtor in possession,  receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent, the Indebtedness so satisfied shall be revived and continue as if such payment or proceeds had not been received and the Administrative  Agent's and the Lenders' Liens, security interests,  rights, powers and remedies  under this  Agreement and each Loan Document shall continue in  full  force  and  effect.  In  such  event,  each  Loan  Document  shall  be

                                       85

automatically  reinstated  and the  Borrower  shall  take such  action as may be reasonably  requested by the Administrative Agent and the Lenders to effect such reinstatement.

     Section 12.06 Counterparts; Integration; Effectiveness.
                   ----------------------------------------

              (a) This  Agreement  may  be  executed  in  counterparts  (and  by different  parties  hereto  on  different  counterparts),  each of  which  shall constitute an original,  but all of which when taken together shall constitute a single contract.

              (b) This  Agreement,  the other Loan  Documents  and any  separate letter  agreements  with  respect to fees  payable to the  Administrative  Agent constitute the entire contract among the parties  relating to the subject matter
hereof  and  thereof  and  supersede  any  and  all  previous   agreements   and
understandings,  oral or  written,  relating to the  subject  matter  hereof and thereof.  This  Agreement  and the  other  Loan  Documents  represent  the final agreement  among the parties hereto and thereto and may not be  contradicted  by evidence of prior, contemporaneous or subsequent oral agreements of the parties.
There are no unwritten oral agreements between the parties.

              (c) Except as  provided  in Section  6.01,  this  Agreement  shall become  effective when it shall have been executed by the  Administrative  Agent and when the Administrative Agent shall have received counterparts hereof which, when taken  together,  bear the signatures of each of the other parties  hereto, and  thereafter  shall be binding  upon and inure to the  benefit of the parties hereto and their  respective  successors  and  assigns.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

     Section 12.07 Severability.  Any  provision of this  Agreement or any other
                   ------------
Loan Document held to be invalid,  illegal or  unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or  unenforceability  without  affecting  the validity,  legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

     Section  12.08 Right of Setoff.  If an Event of Default shall have occurred
                    ---------------
and be continuing,  each Lender and each of its Affiliates is hereby  authorized at any time and from time to time,  to the fullest  extent  permitted by law, to set off and apply any and all  deposits  (general  or  special,  time or demand, provisional  or final) at any time held and  other  obligations  (of  whatsoever kind, including,  without limitations  obligations under Swap Agreements) at any time owing by such  Lender or  Affiliate  to or for the credit or the account of the Borrower or any Material  Subsidiary  against any of and all the obligations of the Borrower or any Material  Subsidiary owed to such Lender now or hereafter existing  under this  Agreement  or any other  Loan  Document,  irrespective  of whether or not such Lender  shall have made any demand  under this  Agreement or any other Loan Document and although  such  obligations  may be  unmatured.  The rights of each Lender under this  Section  12.08 are in addition to other rights and  remedies  (including  other  rights of  setoff)  which  such  Lender or its
Affiliates may have.

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     Section 12.09 GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS.
                   ----------------------------------------------------------

              (a) THIS  AGREEMENT  AND THE  NOTES  SHALL  BE  GOVERNED  BY,  AND
CONSTRUED  IN  ACCORDANCE  WITH,  THE LAWS OF THE  STATE OF TEXAS  EXCEPT TO THE
EXTENT THAT  UNITED  STATES  FEDERAL  LAW  PERMITS  ANY LENDER TO CONTRACT  FOR,
CHARGE, RECEIVE, RESERVE OR TAKE INTEREST AT THE RATE ALLOWED BY THE LAWS OF THE
STATE WHERE SUCH LENDER IS LOCATED. CHAPTER 346 OF THE TEXAS FINANCE CODE (WHICH
REGULATES  CERTAIN  REVOLVING  CREDIT  LOAN  ACCOUNTS  AND  REVOLVING  TRI-PARTY
ACCOUNTS) SHALL NOT APPLY TO THIS AGREEMENT OR THE NOTES.

              (b) ANY  LEGAL  ACTION  OR  PROCEEDING  WITH  RESPECT  TO THE LOAN
DOCUMENTS  SHALL BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS OR OF THE UNITED
STATES OF AMERICA FOR THE  SOUTHERN  DISTRICT OF TEXAS,  AND, BY  EXECUTION  AND
DELIVERY OF THIS  AGREEMENT,  EACH PARTY  HEREBY  ACCEPTS FOR ITSELF AND (TO THE
EXTENT   PERMITTED  BY  LAW)  IN  RESPECT  OF  ITS   PROPERTY,   GENERALLY   AND
UNCONDITIONALLY,  THE  JURISDICTION OF THE AFORESAID  COURTS.  EACH PARTY HEREBY
IRREVOCABLY WAIVES ANY OBJECTION,  INCLUDING,  WITHOUT LIMITATION, ANY OBJECTION
TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT
MAY NOW OR HEREAFTER  HAVE TO THE BRINGING OF ANY SUCH ACTION OR  PROCEEDING  IN
SUCH RESPECTIVE JURISDICTIONS.  THIS SUBMISSION TO JURISDICTION IS NON-EXCLUSIVE
AND DOES NOT PRECLUDE A PARTY FROM OBTAINING  JURISDICTION OVER ANOTHER PARTY IN
ANY COURT OTHERWISE HAVING JURISDICTION.

              (c) THE  BORROWER  HEREBY  IRREVOCABLY  DESIGNATES,  APPOINTS  AND
EMPOWERS AND HEREBY CONFERS AN IRREVOCABLE  SPECIAL POWER, AMPLE AND SUFFICIENT,
TO CT CORPORATION SYSTEM, WITH OFFICES ON THE DATE HEREOF AT DENVER, COLORADO AS
ITS DESIGNEE,  APPOINTEE AND AGENT WITH RESPECT TO ANY SUCH ACTION OR PROCEEDING
IN TEXAS TO  RECEIVE,  ACCEPT  AND  ACKNOWLEDGE  FOR AND ON ITS  BEHALF,  AND IN
RESPECT OF ITS PROPERTY,  SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES
AND  DOCUMENTS  WHICH MAY BE SERVED IN ANY SUCH  PROCEEDING  AND AGREES THAT THE
FAILURE OF SUCH  AGENT TO GIVE ANY ADVICE OF ANY SUCH  SERVICE OF PROCESS TO THE
BORROWER SHALL NOT IMPAIR OR AFFECT THE VALIDITY OF SUCH SERVICE OR OF ANY CLAIM
BASED THEREON. IF FOR ANY REASON SUCH DESIGNEE,  APPOINTEE AND AGENT SHALL CEASE
TO BE AVAILABLE TO ACT AS SUCH, THE BORROWER AGREES TO DESIGNATE A NEW DESIGNEE,
APPOINTEE AND AGENT IN TEXAS REASONABLY SATISFACTORY TO THE ADMINISTRATIVE AGENT
ON THE TERMS AND FOR THE  PURPOSES  OF THIS  PROVISION.  EACH PARTY  IRREVOCABLY
CONSENTS  TO THE SERVICE OF PROCESS OF ANY OF THE  AFOREMENTIONED  COURTS IN ANY
SUCH ACTION OR  PROCEEDING  BY THE MAILING OF COPIES  THEREOF BY  REGISTERED  OR
CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT THE ADDRESS SPECIFIED IN Section 12.01
OR SUCH  OTHER  ADDRESS  AS IS  SPECIFIED  PURSUANT  TO  Section  12.01  (OR ITS

                                       87

ASSIGNMENT  AND  ASSUMPTION),  SUCH SERVICE TO BECOME  EFFECTIVE  UPON  RECEIPT.
NOTHING  HEREIN  SHALL  AFFECT  THE RIGHT OF A PARTY OR ANY  HOLDER OF A NOTE TO
SERVE  PROCESS  IN ANY  OTHER  MANNER  PERMITTED  BY LAW  OR TO  COMMENCE  LEGAL
PROCEEDINGS   OR  OTHERWISE   PROCEED   AGAINST   ANOTHER  PARTY  IN  ANY  OTHER
JURISDICTION.

              (d) EACH PARTY HEREBY (i) IRREVOCABLY AND UNCONDITIONALLY  WAIVES,
TO THE FULLEST  EXTENT  PERMITTED  BY LAW,  TRIAL BY JURY IN ANY LEGAL ACTION OR
PROCEEDING  RELATING TO THIS  AGREEMENT  OR ANY OTHER LOAN  DOCUMENT AND FOR ANY
COUNTERCLAIM  THEREIN;  (ii)  IRREVOCABLY  WAIVES,  TO THE  MAXIMUM  EXTENT  NOT
PROHIBITED  BY LAW,  ANY  RIGHT  IT MAY HAVE TO  CLAIM  OR  RECOVER  IN ANY SUCH
LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES
OTHER THAN, OR IN ADDITION TO, ACTUAL  DAMAGES;  (iii)  CERTIFIES  THAT NO PARTY
HERETO  NOR ANY  REPRESENTATIVE  OR AGENT OF  COUNSEL  FOR ANY PARTY  HERETO HAS
REPRESENTED,  EXPRESSLY OR  OTHERWISE,  OR IMPLIED THAT SUCH PARTY WOULD NOT, IN
THE  EVENT OF  LITIGATION,  SEEK TO  ENFORCE  THE  FOREGOING  WAIVERS,  AND (iv)
ACKNOWLEDGES  THAT IT HAS BEEN  INDUCED TO ENTER INTO THIS  AGREEMENT,  THE LOAN
DOCUMENTS AND THE TRANSACTIONS  CONTEMPLATED  HEREBY AND THEREBY BY, AMONG OTHER
THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS Section 12.09.

     Section 12.10 Headings.  Article  and  Section  headings  and  the Table of
                   --------
Contents used herein are for convenience of reference only, are not part of this
Agreement  and  shall  not  affect  the   construction  of,  or  be  taken  into
consideration in interpreting, this Agreement.

     Section 12.11 Confidentiality.  Each  of  the   Administrative  Agent,  the
                   ---------------
Issuing  Bank and the Lenders  agrees to  maintain  the  confidentiality  of the
Information (as defined below),  except that Information may be disclosed (a) to its and its Affiliates'  directors,  officers,  employees and agents,  including accountants,  legal  counsel and other  advisors (it being  understood  that the
Persons to whom such  disclosure  is made will be informed  of the  confidential
nature  of  such   Information   and   instructed   to  keep  such   Information
confidential),  (b) to the extent requested by any regulatory authority,  (c) to the extent  required by  applicable  laws or  regulations  or by any subpoena or similar  legal  process,  (d) to any other party to this  Agreement or any other
Loan Document,  (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this
Agreement or any other Loan Document or the  enforcement of rights  hereunder or thereunder,  (f) subject to an agreement containing provisions substantially the same as those of this Section 12.11,  to (i) any assignee of or Participant  in, or  any  prospective  assignee  of or  Participant  in,  any of  its  rights  or obligations under this Agreement or (ii) any actual or prospective  counterparty
(or its  advisors)  to any  Swap  Agreement  relating  to the  Borrower  and its obligations,  (g) with the  consent of the  Borrower  or (h) to the extent  such
Information (i) becomes publicly available other than as a result of a breach of this Section 12.11 or (ii) becomes  available to the  Administrative  Agent, the
Issuing Bank or any Lender on a  nonconfidential  basis from a source other than the Borrower.  For the purposes of this Section 12.11,  "Information"  means all
                                                         -----------
information  received from the Borrower or any Material  Subsidiary  relating to

                                       88

the Borrower or any Material  Subsidiary  and their  businesses,  other than any such information that is available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential  basis prior to disclosure by the Borrower or a Material  Subsidiary;  provided that, in the case of information received from the Borrower or any Material  Subsidiary after the date hereof, such information is  clearly  identified  at the time of  delivery  as  confidential.  Any Person required to maintain  the  confidentiality  of  Information  as provided in this
Section 12.11 shall be considered to have complied with its  obligation to do so if  such  Person  has  exercised  the  same  degree  of  care  to  maintain  the confidentiality  of such  Information  as such  Person  would  accord to its own confidential information.

     Section 12.12 Interest Rate Limitation.  It is the intention of the parties
                   ------------------------
hereto that each Lender shall conform  strictly to usury laws  applicable to it.
Accordingly, if the transactions contemplated hereby would be usurious as to any
Lender under laws  applicable to it (including  the laws of the United States of
America  and the  State of Texas or any  other  jurisdiction  whose  laws may be mandatorily  applicable to such Lender  notwithstanding  the other provisions of this Agreement),  then, in that event,  notwithstanding anything to the contrary in any of the Loan Documents or any agreement entered into in connection with or as security  for the Notes,  it is agreed as follows:  (i) the  aggregate of all consideration which constitutes interest under law applicable to any Lender that is contracted for, taken, reserved, charged or received by such Lender under any of the Loan  Documents or agreements  or otherwise in connection  with the Notes shall  under  no  circumstances  exceed  the  maximum  amount  allowed  by  such
applicable  law,  and  any  excess  shall  be  canceled   automatically  and  if
theretofore paid shall be credited by such Lender on the principal amount of the
Indebtedness  (or, to the extent that the principal  amount of the  Indebtedness shall have been or would thereby be paid in full, refunded by such Lender to the
Borrower);  and (ii) in the event that the maturity of the Notes is  accelerated by reason of an  election  of the  holder  thereof  resulting  from any Event of
Default under this  Agreement or  otherwise,  or in the event of any required or permitted  prepayment,  then such consideration that constitutes  interest under law  applicable  to any Lender may never  include  more than the maximum  amount allowed by such applicable  law, and excess  interest,  if any,  provided for in this Agreement or otherwise shall be canceled automatically by such Lender as of the date of such  acceleration or prepayment and, if theretofore  paid, shall be credited by such Lender on the principal amount of the Indebtedness  (or, to the extent that the principal  amount of the  Indebtedness  shall have been or would thereby be paid in full, refunded by such Lender to the Borrower). All sums paid or agreed to be paid to any Lender for the use, forbearance or detention of sums due hereunder  shall, to the extent  permitted by law applicable to such Lender, be amortized,  prorated,  allocated and spread throughout the stated term of the
Loans evidenced by the Notes until payment in full so that the rate or amount of interest on account of any Loans  hereunder  does not exceed the maximum  amount allowed  by such  applicable  law.  If at any time and from time to time (i) the amount of  interest  payable to any Lender on any date shall be  computed at the
Highest Lawful Rate applicable to such Lender pursuant to this Section 12.12 and
(ii) in  respect of any  subsequent  interest  computation  period the amount of interest  otherwise  payable  to such  Lender  would be less than the  amount of interest  payable to such Lender  computed at the Highest Lawful Rate applicable to such Lender, then the amount of interest payable to such Lender in respect of such subsequent interest computation period shall continue to be computed at the
Highest Lawful Rate applicable to such Lender until the total amount of interest payable to such Lender shall equal the total amount of interest which would have been payable to such Lender if the total  amount of interest  had been  computed without giving effect to this Section  12.12.  To the extent that Chapter 303 of

                                       89

the Texas  Finance Code is relevant for the purpose of  determining  the Highest
Lawful  Rate  applicable  to a  Lender,  such  Lender  elects to  determine  the applicable  rate ceiling  under such Chapter by the weekly  ceiling from time to time in  effect.  Chapter  346 of the Texas  Finance  Code does not apply to the
Borrower's obligations hereunder.

     Section 12.13 EXCULPATION   PROVISIONS.    EACH   OF   THE  PARTIES  HERETO
                   ------------------------
SPECIFICALLY AGREES THAT IT HAS A DUTY TO READ THIS AGREEMENT AND THE OTHER LOAN
DOCUMENTS  AND AGREES THAT IT IS CHARGED WITH NOTICE AND  KNOWLEDGE OF THE TERMS
OF THIS  AGREEMENT AND THE OTHER LOAN  DOCUMENTS;  THAT IT HAS IN FACT READ THIS
AGREEMENT AND IS FULLY  INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE TERMS,
CONDITIONS  AND  EFFECTS  OF THIS  AGREEMENT;  THAT IT HAS BEEN  REPRESENTED  BY
INDEPENDENT  LEGAL COUNSEL OF ITS CHOICE  THROUGHOUT THE NEGOTIATIONS  PRECEDING
ITS EXECUTION OF THIS AGREEMENT AND THE OTHER LOAN  DOCUMENTS;  AND HAS RECEIVED
THE ADVICE OF ITS ATTORNEY IN ENTERING  INTO THIS  AGREEMENT  AND THE OTHER LOAN
DOCUMENTS;  AND THAT IT RECOGNIZES  THAT CERTAIN OF THE TERMS OF THIS  AGREEMENT
AND THE OTHER LOAN DOCUMENTS RESULT IN ONE PARTY ASSUMING THE LIABILITY INHERENT
IN SOME  ASPECTS  OF THE  TRANSACTION  AND  RELIEVING  THE  OTHER  PARTY  OF ITS
RESPONSIBILITY  FOR SUCH LIABILITY.  EACH PARTY HERETO AGREES AND COVENANTS THAT
IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY  PROVISION
OF THIS  AGREEMENT AND THE OTHER LOAN  DOCUMENTS ON THE BASIS THAT THE PARTY HAD
NO  NOTICE  OR  KNOWLEDGE  OF  SUCH  PROVISION  OR  THAT  THE  PROVISION  IS NOT
"CONSPICUOUS."

     Section 12.14 Existing Credit Agreement. This Agreement amends and restates
                   -------------------------
the  Existing  Credit  Agreement  in its  entirety.  On the date of the  initial funding of Loans  hereunder,  the loans and other Debt of the Borrower under the
Existing Credit  Agreement shall be renewed,  rearranged,  modified and extended with the proceeds of the initial  funding and the  "Commitments"  of the lenders under the Existing  Credit  Agreement  shall be superseded by this Agreement and terminated  (except as otherwise  expressly  provided in Section 12.05(a) of the
Existing Credit Agreement with respect to the survival of certain  covenants and agreements  made  by  the  Borrower  in  the  Existing  Credit  Agreement).  The
undersigned  waive any right to receive any notice of such  termination  and any right to receive any notice of  prepayment  of amounts  owed under the  Existing
Credit Agreement.  Each Lender that was a party to the Existing Credit Agreement hereby  agrees  to return  to the  Borrower,  with  reasonable  promptness,  any promissory  note delivered by the Borrower to such Lender in connection with the
Existing Credit Agreement.

     Section 12.15 USA Patriot Act Notice.  Each  Lender  hereby  notifies   the
                   ----------------------
Borrower that pursuant to the  requirements of the USA Patriot Act (Title III of
Pub. L. 107-56  (signed into law October 26, 2001)) (the "Act"),  it is required to obtain,  verify and record  information  that identifies the Borrower,  which information  includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the Act.

                                       90

     The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

BORROWER:                 ST MARY LAND & EXPLORATION COMPANY

                          By:      /S/ DAVID W. HONEYFIELD
                                   -----------------------
                          Name:    David W. Honeyfield
                          Title:   Vice President - Finance, Secretary and
                                   Treasurer

AGENTS AND LENDERS:      WACHOVIA BANK, NATIONAL
                         ASSOCIATION, Individually and as
                         Administrative Agent

                         By:      /S/ PHILIP J. TRINDER
                                  ---------------------
                         Name:    Philip J. Trinder
                         Title:   Vice President

                          WELLS FARGO BANK, N.A., Individually
                          and as Syndication Agent

                          By:      /S/ LAURA BUMGARNER
                                   -------------------
                          Name:    Laura Bumgarner
                                   ---------------
                          Title:   Relationship Manager, AVP
                                   -------------------------

                          JPMORGAN    CHASE   BANK,    N.A.,  Individually
                          and as Co-Documentation Agent

                          By:      /S/ ELIZABETH PAVLAS
                                   --------------------
                          Name:    Elizabeth Pavlas
                                   ----------------
                          Title:   Associate
                                   ---------

                          COMERICA BANK-TEXAS, Individually and
                          as Co-Documentation Agent

                          By:      /S/ PETER L. SEFZIK
                                   -------------------
                          Name:    Peter L. Sefzik
                                   ---------------
                          Title:   Vice President
                                   --------------

                          BNP PARIBAS, Individually and as
                          Co-Documentation Agent

                          By:      /S/ BETSY JOCHER
                                   ----------------
                          Name:    Betsy Jocher
                                   ------------
                          Title:   Vice President
                                   --------------

                          By:      /S/POLLY SCHOTT
                                   ---------------
                          Name:    Polly Schott
                                   ------------
                          Title:   Vice President
                                   --------------

                          ROYAL BANK OF CANADA

                          By:      /S/ LORNE A GARTNER
                                   -------------------
                          Name:    LORNE A. GARTNER
                                   ----------------
                          Title:   AUTHORIZED SIGNATORY
                                   --------------------

                          BANK OF SCOTLAND

                          By:      /S/ KAREN WEICH
                                   ---------------
                          Name:    KAREN WEICH
                                   -----------
                          Title:   ASSISTANT VICE PRESIDENT
                                   ------------------------

                          U.S. BANK NATIONAL ASSOCIATION

                          By:      /S/ MARK E. THOMPSON
                                   --------------------
                          Name:    Mark E. Thompson
                                   ----------------
                          Title:   Vice President
                                   --------------

                          HIBERNIA NATIONAL BANK

                          By:      /S/ DARIA MAHONEY
                                   -----------------
                          Name:    Daria Mahoney
                                   -------------
                          Title:   Vice President
                                   --------------

                          KEY BANK

                          By:      /S/ THOMAS RAJAS
                                   ----------------
                          Name:    Thomas Rajas
                                   ------------
                          Title:   Vice President
                                   --------------

                                     ANNEX I
                               LIST OF COMMITMENTS

 ---------------------------------------- ----------------------- ------------
                  Name of Lender           Applicable Percentage    Commitment
 ---------------------------------------- ----------------------- ------------
 Wachovia Bank, National Association              11.625%          $23,250,000
 ---------------------------------------- ----------------------- ------------
 Wells Fargo Bank, N.A.                           11.625%          $23,250,000
 ---------------------------------------- ----------------------- ------------
 JPMorgan Chase Bank, N.A.                        11.000%          $22,000,000
 ---------------------------------------- ----------------------- ------------
 Comerica Bank - Texas                            11.000%          $22,000,000
 ---------------------------------------- ----------------------- ------------
 BNP Paribas                                      11.000%          $22,000,000
 ---------------------------------------- ----------------------- ------------
 U.S. Bank National Association                   10.000%          $20,000,000
 ---------------------------------------- ----------------------- ------------
 Royal Bank of Canada                               8.750%         $17,500,000
 ---------------------------------------- ----------------------- ------------
 Bank of Scotland                                   8.750%         $17,500,000
 ---------------------------------------- ----------------------- ------------
 Hibernia National Bank                             8.750%         $17,500,000
 ---------------------------------------- ----------------------- ------------
 Key Bank                                           7.500%         $15,000,000
 ---------------------------------------- ----------------------- ------------
 TOTAL                                             100.00%        $200,000,000
 ---------------------------------------- ----------------------- ------------

                                    EXHIBIT A
                                 [FORM OF] NOTE

                      [$___________] [__________], 200[__]

     FOR VALUE RECEIVED,  St. Mary Land &  Exploration  Company,  a Delaware
corporation   (the   "Borrower")   hereby  promises  to  pay  to  the  order  of
[______________________________]  (the  "Lender"),  at the  principal  office of
Wachovia  Bank,   National   Association  (the   "Administrative   Agent"),   at
[______________________________],        the        principal       sum       of
[______________________________]  Dollars  ($[_________]) (or such lesser amount as shall equal the aggregate  unpaid  principal  amount of the Loans made by the
Lender to the Borrower under the Credit Agreement,  as hereinafter  defined), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement,  and to pay  interest  on the  unpaid  principal  amount of each such  Loan,  at such office,  in like money and funds, for the period  commencing on the date of such
Loan until  such Loan  shall be paid in full,  at the rates per annum and on the dates provided in the Credit Agreement.

     The date, amount, Type, interest rate, Interest Period and maturity of each
Loan made by the Lender to the Borrower, and each payment made on account of the principal  thereof,  shall be recorded by the Lender on its books and,  prior to any  transfer  of this Note,  may be  endorsed  by the  Lender on the  schedules attached hereto or any continuation thereof or on any separate record maintained by the Lender.  Failure to make any such notation or to attach a schedule  shall not affect any Lender's or the  Borrower's  rights or  obligations in respect of such Loans or affect the validity of such transfer by any Lender of this Note.

     This Note is one of the  Notes  referred  to in the  Amended  and  Restated
Credit   Agreement   dated  as  of  April  7,  2005  among  the  Borrower,   the
Administrative  Agent,  and the  other  agents  and  lenders  signatory  thereto
(including the Lender),  and evidences Loans made by the Lender thereunder (such
Credit Agreement as the same may be amended,  supplemented or restated from time to time, the "Credit  Agreement").  Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

     This Note is issued pursuant to the Credit Agreement and is entitled to the benefits provided for in the Credit Agreement and the other Loan Documents.  The
Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain  events,  for  prepayments of Loans upon the terms and conditions specified therein and other provisions relevant to this Note.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE  WITH, THE LAWS
OF THE STATE OF TEXAS.

                                ST. MARY LAND & EXPLORATION COMPANY

                                By:      _______________________________________
                                Name:    _______________________________________
                                Title:   _______________________________________

                                    EXHIBIT B
                                    [FORM OF]
                             COMPLIANCE CERTIFICATE

     The     undersigned     hereby     certifies    that    he/she    is    the
[________________________]of St. Mary Land & Exploration Company, a Delaware
corporation (the  "Borrower"),  and that as such he/she is authorized to execute this certificate in the foregoing  capacity and on behalf of the Borrower.  With reference to the Amended and Restated Credit Agreement dated as of April 7, 2005
(together with all  amendments,  supplements or  restatements  thereto being the
"Agreement")  among  the  Borrower,  Wachovia  Bank,  National  Association,  as
Administrative Agent, and the other agents and lenders (the "Lenders") which are or become a party  thereto,  and such Lenders,  the  undersigned  represents and warrants as follows (each  capitalized  term used herein having the same meaning given to it in the Agreement unless otherwise specified):

     (a) The representations and warranties of the Borrower contained in Article
VII of the Agreement and in the Loan  Documents and otherwise made in writing by or on behalf of the Borrower  pursuant to the Agreement  and the Loan  Documents were true and  correct  when  made,  and are  repeated  at and as of the time of delivery  hereof and are true and correct in all material  respects at and as of the time of  delivery  hereof,  except to the extent  such  representations  and warranties are expressly limited to an earlier date or the Majority Lenders have expressly consented in writing to the contrary.

     (b) The Borrower has performed  and complied in all material  respects with all  agreements  and  conditions  contained  in the  Agreement  and in the  Loan
Documents  required to be  performed  or complied  with by it prior to or at the time of delivery hereof or specify default and describe.

     (c) Since December 31, 2004, no change has occurred,  either in any case or in the aggregate,  in the condition,  financial or otherwise, of the Borrower or any Material  Subsidiary  which could  reasonably be expected to have a Material
Adverse Effect [or specify event].

     (d) There  exists no Default or Event of Default  [or  specify  Default and describe].

     (e) Attached  hereto are the detailed  computations  necessary to determine whether the Borrower is in  compliance  with Section 9.01 and Section 8.14 as of the end of the [fiscal quarter][fiscal year] ending [ ].

     EXECUTED AND DELIVERED this [   ] day of [   ].

                                ST. MARY LAND & EXPLORATION COMPANY

                                By:      _______________________________________
                                Name:    _______________________________________
                                Title:   _______________________________________

                                    EXHIBIT C
                              FORM OF LEGAL OPINION

                                  April 7, 2005

To Each of the Lenders Parties to the
Credit Agreement Hereinafter
Referred to and Wachovia Bank,
National Association, as Administrative Agent

     Re:  St.  Mary Land &  Exploration  Company/Wachovia  Bank/$500,000,000
          Senior Secured Revolving Credit Facility

Ladies and Gentlemen:

     We have acted as counsel to St.  Mary Land  &  Exploration  Company,  a
Delaware  corporation  ("Borrower"),  Nance  Petroleum  Corporation,  a  Montana
corporation   ("Nance"),   St.  Mary  Energy  Company,  a  Delaware  corporation
("Energy"), and NPC Inc., a Colorado corporation ("NPC") (exclusive of Borrower, collectively  "Guarantors") in connection with the execution and delivery of the
Amended and  Restated  Credit  Agreement  dated as of April 7, 2005 (the "Credit
Agreement")   between  Borrower,   Wachovia  Bank,  National   Association,   as
Administrative   Agent  and  the  lenders  signatory  to  the  Credit  Agreement
("Lenders") and the transactions contemplated thereby. This opinion is furnished to you pursuant to Section 6.01(i) of the Credit Agreement.

     Unless  defined  in this  opinion,  capitalized  terms  are used  herein as defined in the Credit Agreement.

     In so acting,  we have examined  executed  originals or counterparts of the following  documents,  each dated the date hereof  unless  otherwise  noted (the
"Loan Documents"):

     (a) the Credit Agreement;

     (b) the Notes;

     (c) the Pledge - Borrower;

     (d) the Pledge - Nance;

     (e) each Guaranty Agreement;

     (f) the  Deed of  Trust,  Mortgage,  Line of  Credit  Mortgage  Assignment,
Security Agreement, Fixture Filing and Financing Statement; and

     (g) the Supplement and Amendment to Deed of Trust, Mortgage, Line of Credit
Mortgage,   Assignment,   Security  Agreement,   Fixture  Filing  and  Financing
Statement.

                                  Exhibit C-1

     We have also  examined,  and relied upon the  accuracy  of factual  matters contained  in,  originals or copies,  certified or otherwise  identified  to our satisfaction, of such corporate records and certificates or comparable documents of  public  officials  and of  officers  and  representatives  of  Borrower  and
Guarantors and such agreements and documents, and have made such examinations of law, as we have deemed  necessary  in  connection  with the  opinions  set forth below.

     We have assumed the legal capacity and competence of natural  persons,  the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to original documents of documents  submitted to us as certified, conformed, photostatic, electronic or facsimile copies. We have made no independent factual  investigation other than as described above, and as to other factual matters,  we have relied exclusively on the facts stated in the representations and warranties contained in the Loan Documents and the Schedules to the Loan Documents (other than  representations  and warranties  constituting conclusions  of law on  matters  on which we opine).  We have not  examined  any records  of any  court,  administrative  tribunal  or other  similar  entity  in connection with our opinion.

     When an opinion or confirmation is given to our knowledge or to the best of our  knowledge  or with  reference to matters of which we are aware or which are known to us, or with another similar  qualification,  the relevant  knowledge or awareness  is limited to the actual  contemporaneous  knowledge  or awareness of facts, without  investigation,  by the lawyer who is the current primary contact for the Borrower or any  Guarantor and the  individual  lawyers in this firm who have participated in the specific transaction to which this opinion relates.

     We have also  assumed,  without  verification,  (i) that the parties to the
Loan Documents and the other agreements,  instruments and documents  executed in connection  therewith,  other  than  Borrower  and  Guarantors,  have the  power
(including, without limitation,  corporate power where applicable) and authority to enter  into  and  perform  the Loan  Documents  and  such  other  agreements, instruments and documents, (ii) the due authorization, execution and delivery by such parties other than  Borrower and  Guarantors of each Loan Document and such other agreements,  instruments and documents,  and (iii) that the Loan Documents and such other agreements, instruments and documents constitute legal, valid and binding  obligations  of each such party  other than  Borrower  and  Guarantors, enforceable  against each such other party in accordance  with their  respective terms.

     Based  upon the  foregoing  and  subject  to the  assumptions,  exceptions, limitations and qualifications set forth herein, we are of the opinion that:

     1. The Borrower and the Guarantors are corporations validly existing and in good standing under the laws of their respective jurisdictions of incorporation.
Borrower  is in good  standing  under the laws of Alabama,  Arkansas,  Colorado,
Kansas, Louisiana,  Minnesota,  Mississippi,  Montana, New Mexico, North Dakota,
Oklahoma,  Texas, Utah and Wyoming.  Nance is in good standing under the laws of
Nebraska,  Nevada,  North Dakota,  Colorado,  New Mexico,  South Dakota,  Texas,
Washington and Wyoming.  Energy is in good standing under the laws of Louisiana,
Mississippi, Oklahoma, Texas and Utah. NPC is in good standing under the laws of
Montana, Nevada, North Dakota, South Dakota and Wyoming.

                                  Exhibit C-2

     2. The Borrower and the Guarantors  have the corporate  power and authority to enter into and perform their  obligations  under the Loan  Documents to which they are a party  and,  in the case of the  Borrower,  to issue the  Notes.  The
Borrower's and each of the  Guarantor's  execution,  delivery and performance of its  obligations  under  the Loan  Documents  to  which  it is a party,  and the
Borrower's  issuance and delivery of the Notes, have been duly authorized by all requisite  corporate action,  and the Loan Documents to which it is a party have been duly executed and delivered by each of the Borrower and the Guarantors.

     3. The execution and delivery by Borrower and each of the Guarantors of the
Loan  Documents  to  which  each is a party  do not and the  performance  of the obligations  thereunder  will  not (a)  violate  Borrower's  or any  Guarantor's
Certificate or Articles of Incorporation, as appropriate, or Bylaws, (b) violate any present statute, rule or regulation  promulgated by the United States or the
State of  Colorado,  which in our  experience,  is normally  applicable  both to
entities  that  are  not  engaged  in  regulated  business   activities  and  to
transactions  of the type  contemplated  by the Loan  Documents,  (c)  breach or result in a default  under any  agreement or instrument to which the Borrower or any  Guarantor  is a party and which is set forth on the exhibit list to (i) the
Borrower's  Annual Report on Form 10-K for the year ended  December 31, 2004, or
(ii) any other report filed by the Borrower  with the  Commission  under Section
13(a) of the Exchange Act after the date of such Annual  Report on Form 10 K and through the date  hereof,  except for such  breaches or defaults  that would not have a Material  Adverse Effect,  or result in the creation or imposition of any security  interest in or lien or encumbrance upon, any of the assets of Borrower or any  Guarantor  pursuant to any item  referred to in this clause (c),  except security  interests and liens  created under the Loan  Documents in favor of the
Administrative Agent for the benefit of Lenders.

     4. Each Loan  Document  to which it is a party has been duly  executed  and delivered on behalf of Borrower and each  Guarantor and  constitutes  the legal, valid and binding  obligation of Borrower and each  Guarantor,  as  appropriate, enforceable in accordance with its respective terms.

     5. No consent or approval of, or notice to or filing  with,  any federal or state  regulatory  authority  of the United  States or the State of  Colorado is
required by Borrower or either  Guarantor in  connection  with the  execution or delivery by Borrower or either  Guarantor  of any of the Loan  Documents  or the payment of Borrower's obligations under the Loan Documents.

     6. The  pledged  securities  listed in the Pledge -  Borrower  and Pledge -
Nance  have  been  duly  authorized  and  validly  issued,  are  fully  paid and non-assessable,  and  constitute  100% of the issued and  outstanding  shares of stock of the respective issuers thereof.

     7. The Borrower is not an "investment company" or a company "controlled" by an "investment  company,"  within the meaning of the  Investment  Company Act of
1940, as amended.

     8. Except as set forth on Schedule 7.05 of the Credit Agreement, there are, to the best of our  knowledge,  no  actions,  suits or  proceedings  pending  or threatened  against  the  Borrower  before any court or  arbitrator(s)  or by or

                                  Exhibit C-3

before any administrative agency or governmental  authority, in which there is a reasonable  possibility  of an  adverse  decision  which  could  have a Material
Adverse Effect.

     9. Neither the Borrower  nor any  subsidiary  of the Borrower is a "holding company," or a "subsidiary company" of a "holding company," or an affiliate of a
"holding  company" or of a "subsidiary  company" of a "holding  company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     The foregoing opinions are subject to the following exceptions, limitations and qualifications:

     (a)  Our  opinion  is  subject  to the  effect  of  applicable  bankruptcy,
insolvency,   reorganization,   moratorium,  fraudulent  conveyance,  fraudulent
transfer,  marshalling or similar laws affecting  creditors' rights and remedies generally; the rights of account debtors, claims and defenses of account debtors and the terms of agreements with account debtors;  general principles of equity, including  without  limitation,  concepts of materiality,  reasonableness,  good faith  and  fair  dealing;  and  limitations  on  enforceability  of  rights  to
indemnification   or  contribution  by  federal  or  state  securities  laws  or regulations or by public policy  (regardless of whether such  enforceability  is considered in a proceeding in equity or at law).

     (b) We express no opinion as to the  application or requirements of federal or state securities  (except with respect to the opinion in paragraphs 7 and 9), patent,  trademark,  copyright,  antitrust  and unfair  competition,  pension or employee benefit, labor, environmental, health and safety or tax laws in respect of the transactions contemplated by or referred to in the Loan Documents.

     (c) We have  assumed  (i)  Lenders  have given  value  pursuant to the Loan
Documents;  (ii)  Borrower  has,  or has the  power to  transfer,  rights in the collateral  described  in the Loan  Documents;  and  (iii) the  descriptions  of collateral  contained  in, or  attached  as  schedules  to,  the Loan  Documents sufficiently  describe  the  collateral  intended  to be  covered  by  the  Loan
Documents.  We  express  no  opinion as to the  perfection  or  priority  of the security interests or mortgage liens granted under the Loan Documents.

     (d) We  express  no opinion as to the  validity  or  enforceability  of any provision  of the Loan  Documents  which  (i)  permits  Administrative  Agent to increase  the rate of  interest  or to  collect  a late  charge  in the event of delinquency or default to the extent deemed to be penalties or forfeitures; (ii)
purports to grant the Administrative  Agent a power of attorney;  (iii) purports to entitle  Administrative  Agent to take possession of collateral in any manner other than peaceably and by reason of the peaceable surrender of such possession by Borrower or by reason of appropriate judicial  proceedings;  (iv) purports to require that waivers must be in writing to the extent that an oral  agreement or implied agreement by trade practice or course of conduct modifying provisions of the Loan Documents has been made; (v) purports to grant the Administrative Agent the right to confess  judgment for money or in ejectment;  (vi) purports to be a waiver  of the  right to a jury  trial,  a waiver  of any  right  to  object  to jurisdiction  or venue,  a waiver of any right to claim damages or to service of process or a waiver of any  provisions  of Article 9 of the  Uniform  Commercial
Code as in effect in the State of Colorado  that may not be waived,  or a waiver of any other  rights or benefits  bestowed by  operation of law or the waiver of

                                  Exhibit C-4

which is  limited  by  applicable  law;  (vii)  purports  to be a waiver  of the obligations  of good faith,  fair dealing,  diligence,  mitigation of damages or commercial  reasonableness;  (viii) purports to exculpate any party from its own negligent  acts or limit any party from certain  liabilities;  (ix)  purports to entitle the Administrative Agent to the appointment of a receiver as a matter of right;  (x) chooses the governing law of a state other than Colorado  where such choice of law would conflict with or violate a fundamental  public policy of the
State of Colorado;  (xi) purports to require the payment of  attorneys'  fees to the extent such fees exceed  reasonable  attorneys'  fees; or (xii)  purports to authorize the Administrative Agent to set off and apply any deposits at any time held, and any other  indebtedness at any time owing, by Administrative  Agent to or for the account of Borrower or Guarantors  or which  purports to provide that any  purchaser of a  participation  from the  Administrative  Agent may exercise setoff or similar rights with respect to such participation.

     (e) We  express  no opinion  as to the  enforceability  of forum  selection clauses upon the courts in the forum selected.

     We  express no  opinion  as to the law of any  jurisdiction  other than the federal law of the United States, the law of the State of Colorado,  the General
Corporation Law of the State of Delaware,  and solely with regard to the opinion expressed  in  paragraph  1, the  Montana  Business  Corporation  Act.  The Loan
Documents provide they are governed by the laws of the State of Texas;  however, our opinion is given as if the laws of the State of Colorado,  without regard to its conflict of laws provisions, governed the Loan Documents.

     A  copy  of  this  opinion  may be  delivered  by  you  to  each  financial institution  that may  become a Lender  under  the  Credit  Agreement,  and such persons may rely on this  opinion as if it were  addressed  to them and had been delivered to them on the date hereof. This opinion may be relied upon by you and such  persons  to whom you may  deliver  copies  as  provided  in the  preceding sentence only in connection with the consummation of the transactions  described herein  and may not be used or relied  upon by you or any other  person  for any other purpose, without in each instance our prior written consent.

     This opinion is limited to the matters  expressly stated herein. No implied opinion  may be inferred to extend  this  opinion  beyond the matters  expressly stated  herein.  We do not undertake to advise you or anyone else of any changes in the opinions expressed herein resulting from changes in law, changes in facts or any other matters that hereafter might occur or be brought to our attention.

                                                     Very truly yours,

                                  Exhibit C-5

                                   EXHIBIT D-1
                              SECURITY INSTRUMENTS

     1.  Amended  and  Restated  Guaranty  Agreement  dated as of April 7, 2005, executed by each Material Subsidiary in favor of the Administrative Agent.

     2. Amended and Restated Pledge and Security  Agreement dated as of April 7,
2005,  executed by the Borrower in favor of the Administrative  Agent,  covering the stock of the Material Subsidiaries.

     3.  Financing  Statements  in respect of item 2, by the Borrower  (filed in connection with January 2003 closing).

     4. Stock Powers delivered in respect of item 2.

     5. Amended and Restated Pledge and Security  Agreement dated as of April 7,
2005,  executed by Nance  Petroleum  Corporation in favor of the  Administrative
Agent, covering the stock of NPC Inc.

     6.  Financing  Statements  in respect of item 5, by the Borrower  (filed in connection with January 2003 closing).

     7. Stock Powers delivered in respect of item 5.

     8.  Supplement  and  Amendment to Deed of Trust,  Mortgage,  Line of Credit
Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement
dated  as of  April  7,  2005,  from the  Borrower  and the  Guarantors,  adding additional properties.

     9. Deed of Trust, Mortgage, Line of Credit Mortgage,  Assignment,  Security
Agreement,  Fixture  Filing and Financing  Statement  dated as of April 7, 2005, from the Borrower and the Guarantors, adding additional properties.

     10.  Financing  Statements  in respect  of items 8 and 9 by each  Mortgagor
(filed in connection with January 2003 closing).

                                 Exhibit D-1-1

                                   EXHIBIT D-2

                                     FORM OF

                     AMENDED AND RESTATED GUARANTY AGREEMENT

                                       by

                  ---------------------------------------------

                                   in favor of

                      WACHOVIA BANK, NATIONAL ASSOCIATION,

                             AS ADMINISTRATIVE AGENT

                                  April 7, 2005

                                 Exhibit D-2-1

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE 1 General Terms                                                        2
       Section 1.1    Terms Defined Above                                      2
       Section 1.2    Certain Definitions                                      2
       Section 1.3    Credit Agreement Definitions                             3
ARTICLE 2 The Guaranty                                                         3
       Section 2.1    Liabilities Guaranteed                                   3
       Section 2.2    Nature of Guaranty                                       4
       Section 2.3    Administrative Agent's Rights                            4
       Section 2.4    Guarantor's Waivers.                                     4
       Section 2.5    Maturity of Liabilities; Payment                         5
       Section 2.6    Administrative Agent's Expenses                          5
       Section 2.7    Liability                                                5
       Section 2.8    Events and Circumstances Not Reducing or
                      Discharging Guarantor's Obligations                      5
       Section 2.9    Right of Subrogation and Contribution                    7
ARTICLE 3 Representations and Warranties                                       8
       Section 3.1    By Guarantor                                             8
       Section 3.2    No Representation by Lenders                             8
ARTICLE 4 Subordination of Indebtedness                                        9
       Section 4.1    Subordination of All Guarantor Claims                    9
       Section 4.2    Claims in Bankruptcy                                     9
       Section 4.3    Payments Held in Trust                                   9
       Section 4.4    Liens Subordinate                                        9
       Section 4.5    Notation of Records                                     10
ARTICLE 5 Miscellaneous                                                       10
       Section 5.1    Successors and Assigns                                  10
       Section 5.2    Notices                                                 10
       Section 5.3    Business and Financial Information                      10
       Section 5.4    Choice of Law                                           10
       Section 5.5    Invalidity                                              10
       Section 5.6    Entire Agreement                                        10

                                 Exhibit D-2-2

                     AMENDED AND RESTATED GUARANTY AGREEMENT

     THIS AMENDED AND RESTATED  GUARANTY  AGREEMENT (this "Guaranty  Agreement")
                                                           -------------------
made by the undersigned guarantor (hereinafter called "Guarantor"),  is in favor
of  Wachovia  Bank,   National   Association,   as  Administrative   Agent  (the
"Administrative  Agent") for the lenders (the "Lenders") signatory to the Credit
 ---------------------                         -------
Agreement defined below.

                                R E C I T A L S:

     A. Pursuant to that certain Credit  Agreement dated as of January 27, 2003,
among  St.  Mary  Land  &   Exploration   Company,  a  Delaware  corporation
(hereinafter called the "Borrower"),  the Administrative  Agent, and the lenders
                         --------
party thereto (the "Existing  Lenders") (such Credit  Agreement,  as amended and
                    -----------------
supplemented,  the "Existing Credit  Agreement"),  the Borrower received certain
                    --------------------------
loans and extensions of credit under a revolving  credit facility made available to the  Borrower  under  the  Existing  Credit  Agreement,  up to the  aggregate principal amount of $300,000,000.

     B. The Existing Lenders  conditioned  their  obligations under the Existing
Credit  Agreement  upon the  execution and delivery by Guarantor of that certain
Guaranty  Agreement  dated  as of  January  27,  2003  (the  "Existing  Guaranty
                                                              ------------------
Agreement").
---------

     C. The Borrower, the Administrative Agent, and the Lenders have amended and restated the Existing Credit Agreement by entering into that certain Amended and
Restated Credit Agreement dated of even date herewith (as amended,  supplemented or  otherwise  modified  from time to time,  the "Credit  Agreement"),  whereby,
                                                  -----------------
pursuant to which,  the Lenders have agreed to make certain  loans to and extend certain credit for the account of the Borrower  subject to the  limitations  set forth in the Credit Agreement. The initial loans under the Credit Agreement have been used by the  Borrower  to renew,  rearrange,  modify and extend all amounts outstanding under the Existing Credit Agreement.

     D.  The  Administrative  Agent  and  the  Lenders  have  conditioned  their obligations  under the Credit  Agreement  upon the  execution  and  delivery  by
Guarantor of this Amended and Restated  Guaranty  Agreement,  and  Guarantor has
agreed to execute and deliver this Amended and Restated Guaranty Agreement.

     NOW, THEREFORE, (i) in order to comply with the terms and conditions of the
Credit Agreement,  (ii) to induce the Lenders, at any time or from time to time, to loan  monies  and extend  credit,  with or  without  security,  to or for the account of Borrower in accordance with the terms of the Credit Agreement,  (iii)
at the special  insistence  and request of the Lenders,  and (iv) for other good and  valuable  consideration,  the  receipt and  sufficiency  of which is hereby acknowledged,  Guarantor  and the  Administrative  Agent  hereby  agree that the
Existing  Guaranty  Agreement is hereby  amended and restated in its entirety to read as follows:

                                 Exhibit D-2-3

                                    ARTICLE 1
                                    ---------
                                  General Terms
                                  -------------

     Section 1.1 Terms  Defined  Above.  As used in this  Amended  and  Restated
                 ---------------------
Guaranty  Agreement,  the  terms  "Administrative  Agent",  "Borrower",  "Credit
Agreement", "Guarantor" and "Lenders" shall have the meanings indicated above.

     Section 1.2 Certain  Definitions.   As used in this  Amended  and  Restated
                 --------------------
Guaranty  Agreement,  the  following  terms shall have the  following  meanings, unless the context otherwise  requires (terms defined in the singular shall have the same meanings when used in the plural and vice versa):

     "Contribution  Obligation" shall mean an amount equal, at any time and from
      ------------------------
time to time and for each respective Subsidiary Guarantor, to the product of (i)
its Contribution  Percentage times (ii) the sum of all payments made previous to or at the time of  calculation  by all  Subsidiary  Guarantors in respect of the
Liabilities,  as a Subsidiary  Guarantor  (less the amount of any such  payments previously  returned  to  any  Subsidiary  Guarantor  by  operation  of  law  or otherwise,  but not including  payments received by any Subsidiary  Guarantor by way of its rights of subrogation and contribution under Section 2.9 of any other
Guaranty Agreements);  provided,  however, such Contribution  Obligation for any
Subsidiary  Guarantor  shall  in no event  exceed  such  Subsidiary  Guarantor's
Maximum  Guaranteed  Amount, as defined in the respective  Guaranty Agreement of such Subsidiary Guarantor.

     "Contribution  Percentage" shall mean for any Subsidiary  Guarantor for any
      ------------------------
applicable date as of which such percentage is being determined, an amount equal to the  quotient of (i) the Net Worth of such  Subsidiary  Guarantor  as of such date, divided by (ii) the sum of the Net Worth of all the Subsidiary  Guarantors
as of such date.

     "Guarantor Claims" shall have the meaning indicated in Section 4.1 hereof.
      ----------------
     "Guaranty   Agreement"  shall  mean  this  Amended  and  Restated  Guaranty
      --------------------
Agreement, and where the context indicates, the "Guaranty Agreement" (as defined in the Credit Agreement) of any other Subsidiary Guarantor, as the same may from time to time be amended, modified or supplemented.

     "Liabilities"  shall  mean (a) any and all  Indebtedness,  obligations  and
      -----------
liabilities of the Borrower  pursuant to the Credit Agreement and any other Loan
Document,  including without limitation, the unpaid principal of and interest on the Notes,  including without  limitation,  interest accruing  subsequent to the filing of a petition or other  action  concerning  bankruptcy  or other  similar proceeding;  (b) any additional  loans made by the Lenders to the Borrower;  (c)
payment of and  performance of any and all present or future  obligations of the
Borrower to any Lender or any Affiliate of such Lender under any Swap  Agreement between the Borrower and any Lender or any Affiliate of such Lender; (d) any and all other indebtedness,  obligations and liabilities of any kind of the Borrower to the Lenders, now or hereafter existing, arising directly between the Borrower and the Lenders or acquired  outright,  as a participation,  conditionally or as collateral security from another by the Lenders,  absolute or contingent,  joint and/or several,  secured or unsecured,  due or not due,  arising by operation of law or otherwise, or direct or indirect, including indebtedness, obligations and liabilities  to the  Lenders  of the  Borrower  as a member of any  partnership,

                                 Exhibit D-2-4

syndicate,  association or other group,  and whether incurred by the Borrower as principal,  surety, endorser,  guarantor,  accommodation party or otherwise; and
(e)  all  renewals,  rearrangements,   increases,  extensions  for  any  period,
replacements,  amendments or supplements in whole or in part of the Notes or any documents evidencing the above

     "Maximum  Guaranteed Amount" shall mean, for the Guarantor,  the greater of
      --------------------------
(i) the "reasonably  equivalent  value" or "fair  consideration"  (or equivalent concept)  received by the  Guarantor  in exchange  for the  obligation  incurred hereunder,  within the  meaning of any  applicable  state or federal  fraudulent conveyance or transfer  laws; or (ii) the lesser of (A) the maximum  amount that will not render the Guarantor insolvent, or (B) the maximum amount that will not leave the Guarantor  with any property  deemed an  unreasonably  small  capital.
Clauses  (A) and  (B) are and  shall  be  determined  pursuant  to and as of the appropriate  date  mandated  by such  applicable  state  or  federal  fraudulent conveyance or transfer  laws and to the extent  allowed by law take into account the rights to contribution  and  subrogation  under Section 2.9 in each Guaranty
Agreement so as to provide for the largest Maximum Guaranteed Amount possible.

     "Net  Payments"  shall mean an amount  equal,  at any time and from time to
      -------------
time and for each respective Subsidiary Guarantor,  to the difference of (i) the sum of all  payments  made  previous  to or at the time of  calculation  by such
Subsidiary Guarantor in respect of the Liabilities,  as a Subsidiary  Guarantor, and in respect of its  obligations  contained in this Guaranty  Agreement,  less
(ii)  the sum of all  such  payments  previously  returned  to  such  Subsidiary
Guarantor by operation of law or otherwise  and including  payments  received by such Subsidiary  Guarantor by way of its rights of subrogation and  contribution under Section 2.9 of any other Guaranty Agreements.

     "Net  Worth"  shall  mean  for  any  Subsidiary  Guarantor,  determined  in
      ----------
accordance  with GAAP and calculated on and as of any  applicable  date on which such amount is being determined,  the difference between (i) the sum of all such
Subsidiary  Guarantor's property, at a fair valuation and as of such date, minus
(ii) the sum of all such Subsidiary  Guarantor's  debts, at a fair valuation and as of such date, excluding the Liabilities.

     "Subsidiary  Guarantors" shall mean the Subsidiaries or other Persons party
      ----------------------
to a Guaranty Agreement, including the Guarantor.

     Section 1.3 Credit Agreement Definitions.  Unless otherwise defined herein,
                 ----------------------------
all terms  beginning  with a capital  letter  which are  defined  in the  Credit
Agreement shall have the same meanings herein as therein.

                                    ARTICLE 2
                                    ---------
                                  The Guaranty
                                  ------------

     Section 2.1 Liabilities  Guaranteed.  Guarantor   hereby   irrevocably  and
                 -----------------------
unconditionally  guarantees  the  prompt  payment of the  Liabilities  when due, whether at maturity  or  otherwise;  provided,  however,  that,  notwithstanding anything  herein or in any other Loan  Document  to the  contrary,  the  maximum liability of Guarantor hereunder shall in no event exceed the Maximum Guaranteed
Amount.

                                 Exhibit D-2-5

     Section 2.2 Nature of  Guaranty.  This  Guaranty  Agreement is an absolute,
                 -------------------
irrevocable,  completed and continuing guaranty of payment and not a guaranty of collection,  and no notice of the Liabilities or any extension of credit already or hereafter  contracted  by or extended to Borrower need be given to Guarantor.
This Guaranty Agreement may not be revoked by Guarantor and shall continue to be effective  with respect to debt under the  Liabilities  arising or created after any attempted  revocation by Guarantor and shall remain in full force and effect until  the  Liabilities  are paid in full and the  Commitments  are  terminated, notwithstanding  that from time to time  prior  thereto  no  Liabilities  may be outstanding.  Borrower and the Lenders may modify, alter, rearrange,  extend for any period and/or renew from time to time, the Liabilities,  and the Lenders may waive any Default or Events of Default  without  notice to the  Guarantor and in such event Guarantor will remain fully bound hereunder on the Liabilities.  This
Guaranty Agreement shall continue to be effective or be reinstated,  as the case may be, if at any time any  payment  of the  Liabilities  is  rescinded  or must otherwise be returned by any of the Lenders upon the  insolvency,  bankruptcy or reorganization of Borrower or otherwise, all as though such payment had not been made. This Guaranty  Agreement may be enforced by the  Administrative  Agent and any subsequent  holder of any of the  Liabilities and shall not be discharged by the  assignment  or  negotiation  of all or part of the  Liabilities.  Guarantor hereby expressly waives presentment,  demand, notice of non-payment, protest and notice of protest and dishonor, notice of Default or Event of Default, notice of intent to accelerate the maturity and notice of acceleration of the maturity and any  other  notice  in  connection  with the  Liabilities,  and also  notice  of acceptance  of this  Guaranty  Agreement,  acceptance on the part of the Lenders being conclusively  presumed by the Lenders' request for this Guaranty Agreement and delivery of the same to the Administrative Agent.

     Section 2.3 Administrative  Agent's  Rights.    Guarantor   authorizes  the
                 -------------------------------
Administrative Agent, without notice or demand and without affecting Guarantor's liability  hereunder,  to obtain a guaranty of the  Liabilities  from any one or more  Persons and at any time or times to  enforce,  waive,  rearrange,  modify, limit or release any of such other  Persons  from their  obligations  under such guaranties.

     Section 2.4 Guarantor's Waivers.
                 -------------------

              (a) General.   Guarantor  waives any right to  require  any of the
                  -------
Lenders  to (i)  proceed  against  Borrower  or any other  person  liable on the
Liabilities, (ii) enforce any of their rights against any other guarantor of the
Liabilities including but not limited to the Subsidiary Guarantors (iii) proceed or enforce any of their rights  against or exhaust any security  given to secure the Liabilities (iv) have Borrower joined with Guarantor in any suit arising out of this  Guaranty  Agreement  and/or  the  Liabilities,  or (v) pursue any other remedy in the Lenders' powers  whatsoever.  The Lenders shall not be required to mitigate  damages  or  take  any  action  to  reduce,  collect  or  enforce  the
Liabilities.  Guarantor  waives any defense arising by reason of any disability, lack of corporate  authority or power, or other defense of Borrower or any other guarantor of the  Liabilities,  and shall remain  liable  hereon  regardless  of whether  Borrower  or any other  guarantor  be found not liable  thereon for any reason.  Whether and when to exercise any of the  remedies of the Lenders  under any of the Loan  Documents  shall be in the sole and absolute  discretion of the
Administrative  Agent, and no delay by the Administrative Agent in enforcing any remedy,  including delay in conducting a foreclosure sale, shall be a defense to the Guarantor's  liability under this Guaranty Agreement.  To the extent allowed by applicable  law, the Guarantor  hereby waives any good faith duty on the part

                                 Exhibit D-2-6

of the  Administrative  Agent in  exercising  any remedies  provided in the Loan
Documents.

              (b) Subrogation. Until the Liabilities have been paid in full, the
                  -----------
Guarantor  waives  all  rights  of  subrogation  or  reimbursement  against  the
Borrower,  whether arising by contract or operation of law  (including,  without limitation,  any such right  arising  under any federal or state  bankruptcy  or insolvency  laws) and waives any right to enforce  any remedy  which the Lenders now have or may hereafter  have against the Borrower,  and waives any benefit or any  right  to  participate  in  any  security  now  or  hereafter  held  by the
Administrative Agent or any Lender.

     Section 2.5 Maturity of Liabilities;  Payment. Guarantor agrees that if the
                 ---------------------------------
maturity of any of the  Liabilities  is  accelerated by bankruptcy or otherwise, such maturity shall also be deemed  accelerated for the purpose of this Guaranty
Agreement without demand or notice to Guarantor.  Guarantor will, forthwith upon notice from the Administrative Agent, pay to the Administrative Agent the amount
due  and  unpaid  by  Borrower  and  guaranteed   hereby.  The  failure  of  the
Administrative  Agent to give this notice shall not in any way release Guarantor hereunder.

     Section 2.6 Administrative  Agent's Expenses. If Guarantor fails to pay the
                 --------------------------------
Liabilities after notice from the Administrative  Agent of Borrower's failure to pay any  Liabilities  when due,  and if the  Administrative  Agent  obtains  the services of an attorney for collection of amounts owing by Guarantor  hereunder, or  obtaining  advice of  counsel  in  respect  of any  aspect of this  Guaranty
Agreement,  or if suit is  filed  to  enforce  this  Guaranty  Agreement,  or if proceedings are had in any bankruptcy,  probate,  receivership or other judicial proceedings for the establishment or collection of any amount owing by Guarantor hereunder,  or if any amount owing by Guarantor  hereunder is collected  through such  proceedings,  Guarantor  agrees  to pay to the  Administrative  Agent  the
Administrative Agent's reasonable attorneys' fees.

     Section 2.7 Liability.  It  is expressly  agreed that the  liability of the
                 ---------
Guarantor for the payment of the Liabilities  guaranteed hereby shall be primary and not secondary.

     Section 2.8 Events   and   Circumstances   Not   Reducing  or   Discharging
                 ---------------------------------------------------------------
Guarantor's  Obligations.  Guarantor  hereby  consents and agrees to each of the
------------------------
following to the fullest  extent  permitted by law, and agrees that  Guarantor's obligations  under this Guaranty  Agreement  shall not be released,  diminished, impaired,  reduced or adversely affected by any of the following, and waives any rights  (including  without  limitation  rights to notice) which Guarantor might otherwise have as a result of or in connection with any of the following:

              (a) Modifications,  etc.   Any renewal,  extension,  modification,
                 --------------------
increase,  decrease,  alteration  or  rearrangement  of all or any  part  of the
Liabilities,  or of the Notes,  any Loan Document or the Credit Agreement or any
instrument  executed in connection  therewith,  or any contract or understanding between Borrower and any of the Lenders, or any other Person,  pertaining to the
Liabilities.

                                 Exhibit D-2-7

              (b) Adjustment,  etc. Any adjustment,  indulgence,  forbearance or
                  ----------------
compromise  that might be granted or given by any of the  Lenders to Borrower or
Guarantor or any Person liable on the Liabilities.

              (c) Condition of Borrower or Guarantor. The insolvency, bankruptcy
                  ----------------------------------
arrangement,  adjustment,  composition,  liquidation,  disability,  dissolution, death or lack of power of Borrower or  Guarantor or any other Person at any time liable for the payment of all or part of the Liabilities;  or any dissolution of
Borrower  or  Guarantor,  or any sale,  lease or  transfer  of any or all of the assets of Borrower or Guarantor,  or any changes in the shareholders,  partners, or members of  Borrower  or  Guarantor;  or any  reorganization  of  Borrower or
Guarantor.

              (d) Invalidity  of  Liabilities.  The   invalidity,  illegality or
                  ---------------------------
unenforceability  of all or any  part of the  Liabilities,  or any  document  or
agreement   executed  in  connection  with  the  Liabilities,   for  any  reason
whatsoever,  including without limitation the fact that the Liabilities,  or any part  thereof,  exceed the amount  permitted  by law,  the act of  creating  the
Liabilities or any part thereof is ultra vires, the officers or  representatives executing the documents or otherwise creating the Liabilities acted in excess of their authority, the Liabilities violate applicable usury laws, the Borrower has valid  defenses,  claims or offsets  (whether at law, in equity or by agreement)
which render the Liabilities  wholly or partially  uncollectible  from Borrower, the creation,  performance  or repayment of the  Liabilities  (or the execution, delivery and performance of any document or instrument  representing part of the
Liabilities or executed in connection with the  Liabilities,  or given to secure the repayment of the Liabilities) is illegal, uncollectible,  legally impossible or  unenforceable,  or the Credit  Agreement or other  documents or  instruments pertaining to the Liabilities have been forged or otherwise are irregular or not genuine or authentic.

              (e) Release  of  Obligors.  Any  full or  partial  release  of the
                  ---------------------
liability  of  Borrower  on  the  Liabilities  or  any  part  thereof,   of  any
co-guarantors,  or any other Person now or hereafter liable, whether directly or indirectly,  jointly,  severally,  or jointly and  severally,  to pay,  perform, guarantee or assure the payment of the Liabilities or any part thereof, it being recognized,  acknowledged and agreed by Guarantor that Guarantor may be required to pay the  Liabilities  in full  without  assistance  or  support  of any other
Person, and Guarantor has not been induced to enter into this Guaranty Agreement on the basis of a contemplation,  belief,  understanding or agreement that other parties  other than the Borrower will be liable to perform the  Liabilities,  or the Lenders will look to other parties to perform the Liabilities.

              (f) Other Security. The taking or accepting of any other security,
                  --------------
collateral or guaranty,  or other  assurance of payment,  for all or any part of the Liabilities.

              (g) Release of Collateral, etc. Any release, surrender,  exchange,
                  --------------------------
subordination,  deterioration,  waste,  loss or  impairment  (including  without limitation negligent,  willful, unreasonable or unjustifiable impairment) of any collateral,  property or security,  at any time existing in connection  with, or assuring or securing payment of, all or any part of the Liabilities.

              (h) Care and  Diligence.  The  failure of the Lenders or any other
                  -------------------
Person to exercise diligence or reasonable care in the preservation, protection, enforcement,  sale or other  handling  or  treatment  of all or any part of such

                                 Exhibit D-2-8

collateral, property or security; provided, however, that Lenders shall act in a
"commercially reasonable" manner as required by applicable provisions of Article
9 of the Uniform  Commercial  Code as  presently in effect in the State of Texas when exercising their rights under that certain Pledge and Security Agreement by and between Borrower and Administrative Agent of even date herewith.

              (i) Status of  Liens.   The fact  that any  collateral,  security,
                  ----------------
security  interest or lien  contemplated  or  intended  to be given,  created or granted as security for the repayment of the  Liabilities  shall not be properly perfected or created,  or shall prove to be  unenforceable or subordinate to any other  security  interest or lien, it being  recognized  and agreed by Guarantor that  Guarantor is not entering into this Guaranty  Agreement in reliance on, or
in   contemplation   of  the   benefits   of,  the   validity,   enforceability,
collectability or value of any of the collateral for the Liabilities.

              (j) Payments Rescinded.  Any payment by Borrower to the Lenders is
                  ------------------
held to constitute a preference under the bankruptcy laws, or for any reason the
Lenders are  required  to refund such  payment or pay such amount to Borrower or someone else.

              (k) Other  Actions  Taken or Omitted.  Any other  action  taken or
                  --------------------------------
omitted to be taken with respect to the Credit  Agreement,  the Liabilities,  or the security  and  collateral  therefor,  whether or not such action or omission prejudices Guarantor or increases the likelihood that Guarantor will be required to pay the  Liabilities  pursuant to the terms hereof;  it being the unambiguous and unequivocal  intention of Guarantor that Guarantor shall be obligated to pay the Liabilities when due, notwithstanding any occurrence,  circumstance,  event, action, or omission  whatsoever,  whether  contemplated or  uncontemplated,  and whether or not otherwise or particularly  described herein,  except for the full and final payment and satisfaction of the Liabilities.

     Section 2.9 Right of Subrogation  and  Contribution.  If Guarantor  makes a
                 ---------------------------------------
payment in respect of the  Liabilities,  it shall be subrogated to the rights of the Lenders against the Borrower with respect to such payment and shall have the rights of  contribution  against the other  Subsidiary  Guarantors  set forth in
Section 2.9 of any other Guaranty Agreements;  provided that Guarantor shall not enforce its rights to any payment by way of  subrogation  or by  exercising  its rights of  contribution  or  reimbursement  or the right to  participate  in any security now or hereafter held by or for the benefit of the Lenders until all of the Liabilities  have been paid in full. The Guarantor agrees that after all the
Liabilities  have been paid in full if its then  current Net  Payments  are less than the amount of its then current Contribution Obligation, Guarantor shall pay to any  other  Subsidiary  Guarantors  an  amount  (together  with any  payments required  of the  other  Subsidiary  Guarantors  by  Section  2.9 of each  other
Guaranty Agreement) such that the Net Payments made by all Subsidiary Guarantors in  respect  of the  Liabilities  shall be shared  among  all of the  Subsidiary
Guarantors in a proportion  equal to their respective  Contribution  Percentage;
provided,  however, Guarantor need not make any such payment if at the time such payment is to be made Guarantor is illiquid and not making such payment will not render any other Subsidiary Guarantor insolvent.

                                 Exhibit D-2-9

                                    ARTICLE 3
                                    ---------
                         Representations and Warranties
                         ------------------------------

     Section  3.1 By  Guarantor.  In order to induce the  Lenders to accept this
                  -------------
Guaranty  Agreement,  Guarantor  represents  and warrants to the Lenders  (which representations  and warranties will survive the creation of the Liabilities and any extension of credit thereunder) that:

              (a) Benefit to Guarantor.  Guarantor's  guaranty  pursuant to this
                  --------------------
Guaranty  Agreement   reasonably  may  be  expected  to  benefit,   directly  or
indirectly, Guarantor.

              (b) Existence.  Guarantor is a corporation duly organized, validly
                  ---------
existing and in good standing under the laws of the State of Montana.

              (c) Power and  Authorization.  Guarantor  is duly  authorized  and
                  ------------------------
empowered  to execute,  deliver  and perform  this  Guaranty  Agreement  and all necessary action on Guarantor's  part requisite for the due execution,  delivery and performance of this Guaranty Agreement has been duly and effectively taken.

              (d) Binding Obligations. This Guaranty Agreement constitutes valid
                  -------------------
and binding obligations of Guarantor,  enforceable in accordance with its terms, subject to  applicable  bankruptcy,  insolvency,  reorganization,  moratorium or other  laws  affecting  creditors'  rights  generally  and  subject  to  general principals of equity, regardless of whether considered in a proceeding in equity or at law.

              (e) Governmental Approvals; No Conflicts.  This Guaranty Agreement
                  ------------------------------------
(a) does not require any consent or approval of, registration or filing with, or any other  action  by,  any  Governmental  Authority,  except  such as have been obtained  or made and are in full force and  effect,  (b) will not  violate  any applicable  law or  regulation or the charter,  by-laws or other  organizational documents of the Guarantor or any order of any Governmental Authority,  (c) will not  violate  or result in a default  under any  indenture,  agreement  or other instrument  binding upon the  Guarantor  or its assets,  or give rise to a right thereunder to require any payment to be made by the Guarantor,  and (d) will not result in the creation or imposition of any Lien on any asset of the Guarantor.

              (f) Solvency.  The Guarantor hereby  represents that (i) it is not
                  --------
insolvent  as of the date hereof and will not be rendered  insolvent as a result of  this  Guaranty  Agreement,  (ii)  it  is  not  engaged  in a  business  or a transaction,  or about to engage in a business or a  transaction,  for which any property or assets  remaining  with such  Guarantor  thereafter is  unreasonably small capital,  and (iii) it does not intend to incur, or believe it will incur, debts that will be beyond its ability to pay as such debts mature.

     Section 3.2 No Representation by Lenders. Neither the Lenders nor any other
                 ----------------------------
Person has made any  representation,  warranty or statement to the  Guarantor in order to induce the Guarantor to execute this Guaranty Agreement.

                                 Exhibit D-2-10

                                    ARTICLE 4
                                    ---------
                          Subordination of Indebtedness
                          -----------------------------

     Section 4.1 Subordination of All Guarantor Claims. As used herein, the term
                 -------------------------------------
"Guarantor  Claims"  shall  mean  all  debts  and  liabilities  of  Borrower  to
Guarantor,  whether  such  debts  and  liabilities  now  exist or are  hereafter incurred or arise,  or whether  the  obligation  of Borrower  thereon be direct, contingent,  primary,  secondary,  several, joint and several, or otherwise, and irrespective  of  whether  such  debts  or  liabilities  be  evidenced  by note, contract, open account, or otherwise,  and irrespective of the person or persons in whose favor such debts or liabilities may, at their inception,  have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Guarantor.  The Guarantor Claims shall include without limitation all rights  and  claims of  Guarantor  against  Borrower  arising as a result of subrogation or otherwise as a result of Guarantor's  payment of all or a portion of the  Liabilities.  During the continuance of any Event of Default,  Guarantor shall not receive or collect, directly or indirectly, from Borrower or any other party any amount upon the Guarantor Claims.

     Section 4.2 Claims in Bankruptcy. In the event of receivership, bankruptcy,
                 --------------------
reorganization,  arrangement,  debtor's relief, or other insolvency  proceedings involving  Borrower as debtor,  the Lenders  shall have the right to prove their claim in any proceeding,  so as to establish their rights  hereunder and receive directly  from the  receiver,  trustee or other court  custodian,  dividends and payments which would otherwise be payable upon Guarantor  Claims. In such event,
Guarantor hereby assigns such dividends and payments to the Lenders.  Should the
Administrative   Agent  or  any  Lender  receive,   for  application   upon  the
Liabilities,  any such  dividend  or  payment  which  is  otherwise  payable  to
Guarantor,  and which,  as between  Borrower and Guarantor,  shall  constitute a credit upon the Guarantor Claims,  then upon payment in full of the Liabilities,
Guarantor  shall  become  subrogated  to the rights of the Lenders to the extent that such  payments to the  Lenders on the  Guarantor  Claims  have  contributed toward the liquidation of the Liabilities,  and such  subrogation  shall be with respect to that portion of the  Liabilities  which would have been unpaid if the
Administrative Agent or a Lender had not received dividends or payments upon the
Guarantor Claims.

     Section 4.3 Payments  Held in Trust.  In  the  event  that  notwithstanding
                 -----------------------
Sections 4.1 and 4.2 above, Guarantor should receive any funds, payments, claims or distributions which is prohibited by such Sections,  Guarantor agrees to hold in trust for the Lenders an amount  equal to the amount of all funds,  payments, claims or distributions so received, and agrees that it shall have absolutely no dominion over the amount of such funds, payments, claims or distributions except to pay them  promptly  to the  Administrative  Agent,  and  Guarantor  covenants promptly to pay the same to the Administrative Agent.

     Section 4.4 Liens  Subordinate.  Guarantor agrees that any liens,  security
                 ------------------
interests,  judgment liens, charges or other encumbrances upon Borrower's assets securing  payment  of the  Guarantor  Claims  shall be and remain  inferior  and subordinate to any liens,  security interests,  judgment liens, charges or other encumbrances  upon  Borrower's  assets  securing  payment  of  the  Liabilities,
regardless   of  whether  such   encumbrances   in  favor  of   Guarantor,   the
Administrative  Agent or the Lenders presently exist or are hereafter created or attach.  Without the prior written  consent of the Lenders,  Guarantor shall not
(a) exercise or enforce any  creditor's  right it may have against the Borrower, or (b) foreclose,  repossess, sequester or otherwise take steps or institute any

                                 Exhibit D-2-11

action or proceeding  (judicial or otherwise,  including without  limitation the commencement  of or  joinder  in  any  liquidation,  bankruptcy,  rearrangement, debtor's relief or insolvency proceeding) to enforce any lien, mortgages,  deeds of trust, security interest,  collateral rights, judgments or other encumbrances on assets of Borrower held by Guarantor.

     Section 4.5 Notation of Records. All promissory notes, or other instruments
                 -------------------
evidencing the Guarantor  Claims accepted by or held by Guarantor (if any) shall contain a  specific  written  notice  thereon  that the  indebtedness  evidenced thereby is subordinated under the terms of this Guaranty Agreement.

                                    ARTICLE 5
                                    ---------
                                  Miscellaneous
                                  -------------

     Section 5.1 Successors and Assigns. This Guaranty Agreement is and shall be
                 ----------------------
in every  particular  available to the successors and assigns of the Lenders and is and shall  always be fully  binding  upon the legal  representatives,  heirs, successors  and assigns of  Guarantor,  notwithstanding  that some or all of the monies, the repayment of which this Guaranty Agreement applies,  may be actually advanced after any bankruptcy, receivership,  reorganization,  death, disability or other event affecting Guarantor.

     Section 5.2 Notices.  Any   notice  or  demand   to  Guarantor  under or in
                 -------
connection with this Guaranty  Agreement may be given and shall  conclusively be deemed and considered to have been given and received in accordance with Section
12.02 of the Credit  Agreement,  addressed  to  Guarantor  at the address on the signature  page hereof or at such other address  provided to the  Administrative
Agent in writing.

     Section 5.3 Business and Financial Information. The Guarantor will promptly
                 ----------------------------------
furnish  to the  Administrative  Agent  and the  Lenders  from time to time upon request  such  information  regarding  the  business  and affairs and  financial condition of the Guarantor and its subsidiaries as the Administrative  Agent and the Lenders may reasonably request.

     Section 5.4 Choice of Law.  This  Guaranty  Agreement  (including,  but not
                 -------------
limited to, the validity and  enforceability  hereof)  shall be governed by, and construed in accordance with, the laws of the State of Texas.

     Section 5.5 Invalidity. In the event that any one or more of the provisions
                 ----------
contained in this Guaranty  Agreement  shall,  for any reason,  be held invalid, illegal  or  unenforceable  in  any  respect,  such  invalidity,  illegality  or
unenforceability   shall  not  affect  any  other  provision  of  this  Guaranty
Agreement.

     Section 5.6 ENTIRE AGREEMENT.  THS WRITTEN GUARANTY  AGREEMENT EMBODIES THE
                 ----------------
ENTIRE  AGREEMENT  AND  UNDERSTANDING  BETWEEN THE LENDERS AND THE GUARANTOR AND
SUPERCEDES ALL OTHER AGREEMENTS AND UNDERSTANDINGS BETWEEN SUCH PARTIES RELATING
TO THE SUBJECT  MATTER  HEREOF AND  THEREOF.  THIS  WRITTEN  GUARANTY  AGREEMENT
REPRESENTS THE FINAL  AGREEMENT  BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED

                                 Exhibit D-2-12

BY EVIDENCE OF PRIOR,  CONTEMPORANEOUS,  OR  SUBSEQUENT  ORAL  AGREEMENTS OF THE
PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                         [SIGNATURES BEGIN ON NEXT PAGE]

                                 Exhibit D-2-13

     WITNESS THE EXECUTION HEREOF, effective as of the 7th day of April, 2005.

GUARANTOR:              _____________________________________________
---------

                        By:   _______________________________________
                              David W. Honeyfield
                              Vice President - Finance

                        Address: _______________________
                                 _______________________

                                       with copy to:

                                 1776 Lincoln Street, Suite 700
                                 Denver, CO  80203

ADMINISTRATIVE AGENT:   WACHOVIA BANK, NATIONAL
                        ASSOCIATION, as Administrative Agent

                        By:   _______________________________________
                        Name: Philip J. Trinder
                        Title:Vice President

                                 Exhibit D-2-14

                                   EXHIBIT D-3

--------------------------------------------------------------------------------

                                     FORM OF

               AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

                                     Between

                    ST. MARY LAND & EXPLORATION COMPANY,

                                   as Pledgor

                                       and

          WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent,

                                as Secured Party

                          Effective as of April 7, 2005

--------------------------------------------------------------------------------

                                 Exhibit D-3-1

               AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT
               --------------------------------------------------

     THIS AMENDED AND RESTATED  PLEDGE AND SECURITY  AGREEMENT is made effective as of April 7, 2005,  by ST.  MARY LAND &  EXPLORATION  COMPANY,  a Delaware
corporation  with principal  offices at 1776 Lincoln Street,  Suite 700, Denver,
Colorado 80203 ("Pledgor"),  in favor of WACHOVIA BANK, NATIONAL ASSOCIATION,  a
national  banking   association  with  offices  at  301  South  College  Street,
Charlotte,  North Carolina 28288, as Administrative Agent (in such capacity, the
"Secured Party") for the benefit of the several lenders now or hereafter parties to the  hereinafter  defined  Credit  Agreement  (individually,  a "Lender"  and collectively, the "Lenders").

                                    RECITALS

     A. Pursuant to that certain Credit  Agreement dated as of January 27, 2003, among  Pledgor,  Secured  Party and the lenders  party  thereto  (the  "Existing
Lenders") (such Credit  Agreement,  as amended and  supplemented,  the "Existing
Credit  Agreement"),  Pledgor  received  certain loans and  extensions of credit under a revolving  credit  facility made available to Pledgor under the Existing
Credit Agreement, up to the aggregate principal amount of $300,000,000.

     B. The Existing Lenders  conditioned  their  obligations under the Existing
Credit  Agreement  upon the  execution  and  delivery by Pledgor of that certain
Pledge and Security Agreement dated as of January 27, 2003 (the "Existing Pledge and Security Agreement").

     C.  Pledgor,  Secured  Party and the Lenders  have amended and restated the
Existing  Credit  Agreement by entering  into that certain  Amended and Restated
Credit  Agreement  dated of even date  herewith  (as  amended,  supplemented  or otherwise modified from time to time, the "Credit Agreement"), whereby, pursuant to which,  the Lenders have agreed to make certain  loans to and extend  certain credit for the account of Pledgor  subject to the  limitations  set forth in the
Credit Agreement. The initial loans under the Credit Agreement have been used by
Pledgor to renew, rearrange, modify and extend all amounts outstanding under the
Existing Credit Agreement.

     D. The Secured  Party and the Lenders have  conditioned  their  obligations under the Credit  Agreement  upon the  execution and delivery by Pledgor of this
Amended and Restated  Pledge and Security  Agreement,  and Pledgor has agreed to execute and deliver this Amended and Restated Pledge and Security Agreement.

     NOW, THEREFORE, (i) in order to comply with the terms and conditions of the
Credit Agreement,  (ii) to induce the Lenders, at any time or from time to time, to loan  monies  and extend  credit,  with or  without  security,  to or for the account of Pledgor in accordance with the terms of the Credit  Agreement,  (iii)
at the special  insistence  and request of the Lenders,  and (iv) for other good and  valuable  consideration,  the  receipt and  sufficiency  of which is hereby acknowledged,  Pledgor and Secured  Party hereby agree that the Existing  Pledge and Security Agreement is hereby amended and restated in its entirety to read as follows:

                                    ARTICLE 1

                                SECURITY INTEREST
                                -----------------

                                 Exhibit D-3-2

     Section 1.01 Pledge. Pledgor hereby pledges,  assigns and grants to Secured
                  ------
Party a security interest in and right of set-off against the assets referred to in Section 1.02 (the  "Collateral") to secure the prompt payment and performance of the "Obligations" (as defined in Section 2.02) and the performance by Pledgor of this Amended and Restated Pledge and Security Agreement.

     Section 1.02 Collateral.  The Collateral consists of the following types or
                  ----------
items of property which are owned by Pledgor:

          (a) The  securities  described  or  referred  to in Exhibit A attached hereto and made a part hereof.

          (b) (i) The  certificates or instruments,  if any,  representing  such membership  interests and such units,  (ii) all dividends  (cash,  stock or otherwise),  cash, instruments,  rights to subscribe,  purchase or sell and all other rights and property  from time to time  received,  receivable  or otherwise  distributed  in respect of or in exchange for any or all of such
     membership   interests   or  such  units,   (iii)  all   replacements   and
     substitutions  for any of the property  referred to in this  Section  1.02, including,  without limitation,  claims against third parties, and (iv) the proceeds,  interest,  profits and other income of or on any of the property referred to in this Section 1.02.

It is expressly  contemplated  that additional  securities or other property may from time to time be pledged, assigned or granted to Secured Party as additional security for the Obligations,  and the term "Collateral" as used herein shall be deemed  for all  purposes  hereof  to  include  all such  additional  membership interests,  units and property,  together  with all other  property of the types described above related thereto.

     Section 1.03 Transfer of  Collateral.  All   certificates  or   instruments
                  -----------------------
representing or evidencing the Pledged Securities shall be delivered to and held pursuant  hereto by Secured  Party or a Person  designated  by Secured Party and shall be in suitable form for transfer by delivery,  or shall be  accompanied by duly executed instruments of transfer or assignment in blank, or (in the case of either certificated or uncertificated  securities) Secured Party shall have been provided with evidence that the Pledged Securities have been otherwise delivered to Secured Party in accordance  with Section 8.301 of the Code,  all in form and substance satisfactory to Secured Party. Notwithstanding the preceding sentence, at Secured  Party's  discretion,  all Pledged  Securities  must be  delivered or transferred in such manner as to permit  Secured Party to meet the  requirements of  Section  8.303(a)(3)  of the Code to the  extent of its  security  interest.
Secured Party shall have the right,  at any time in its  discretion  and without notice to Pledgor, to transfer to or to register in the name of Secured Party or any of its  nominees any or all of the Pledged  Securities,  subject only to the revocable  rights  specified in Section 4.02.  In addition,  Secured Party shall have the right at any time to exchange certificates or instruments  representing or evidencing  Pledged  Securities for certificates or instruments of smaller or larger denominations.

                                 Exhibit D-3-3

                                    ARTICLE 2

                                   DEFINITIONS
                                   -----------

     Section 2.01 Terms  Defined  Above.  As  used in this  Amended and Restated
                  ---------------------
Pledge and Security  Agreement,  the terms defined above shall have the meanings respectively assigned to them.

     Section 2.01 Certain  Definitions.  As  used  in this  Amended and Restated
                  --------------------
Pledge and Security  Agreement,  the  following  terms shall have the  following meanings, unless the context otherwise requires:

     "Agreement" means this Amended and Restated Pledge and Security  Agreement,
      ---------
as the  same  may  from  time to  time be  amended,  supplemented  or  otherwise modified.

     "Code"  means the Uniform  Commercial  Code as  presently  in effect in the
      ----
State of Texas,  Articles 1 through 9. Unless otherwise indicated by the context herein,  all uncapitalized  terms which are defined in the Code shall have their respective meanings as used in Articles 8 and 9 of the Code.

     "Event of Default" means any event specified in Section 6.01.
      ----------------

     "Obligations"  means  the  collective  reference  to (a) all  indebtedness,
      -----------
obligations  and  liabilities  of Pledgor under or in  connection  with the Loan
Documents,  including,  without limitation, the unpaid principal of and interest on the Loans and the LC Exposure and all other  obligations  and  liabilities of
Pledgor (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and the LC
Exposure  and  interest  accruing at the then  applicable  rate  provided in the
Credit  Agreement  after  the  filing  of any  petition  in  bankruptcy,  or the commencement of any insolvency,  reorganization or like proceeding,  relating to
Pledgor,  whether or not a claim for  post-filing or  post-petition  interest is allowed in such  proceeding)  to Secured Party or any Lender (or, in the case of any Swap  Agreement  referred to below,  any  Affiliate of any Lender),  whether direct  or  indirect,  absolute  or  contingent,  due or to become  due,  or now existing or hereafter incurred,  which may arise under, out of, or in connection with,  the Credit  Agreement,  the other Loan  Documents  or any Swap  Agreement entered into by Pledgor with any Lender (or any Affiliate of any Lender), or any other document made,  delivered or given in connection  therewith,  in each case whether on account of  principal,  interest,  reimbursement  obligations,  fees, indemnities,  costs, expenses or otherwise (including,  without limitation,  all reasonable fees and  disbursements of counsel to Secured Party or to the Lenders that are  required  to be paid by  Pledgor  pursuant  to the terms of any of the foregoing agreements),  and (b) all obligations of Pledgor which may arise under or in connection with this Agreement or any other Loan Document to which Pledgor is a party.

     The  term  "Obligations"  shall  mean  all  indebtedness,  obligations  and
                 -----------
liabilities  described,  referred to or mentioned in the  immediately  preceding paragraph  of this  definition,  and all  renewals,  rearrangements,  increases,
substitutions,   replacements   and   extensions  for  any  period  thereof  and
amendments, supplements or modifications thereto, in whole or in part.

                                 Exhibit D-3-4

     "Obligor" means any Person, other than Pledgor, liable (whether directly or
      -------
indirectly,  primarily or secondarily)  for the payment or performance of any of the Obligations whether as maker, co-maker, endorser,  guarantor,  accommodation party, general partner or otherwise.

     "Pledged  Securities"  means  all  of the  securities  and  other  property
      -------------------
(whether or not the same constitutes a "security" under the Code) referred to in
Section 1.02(a) or 1.02(b) and all additional  securities,  if any, constituting
Collateral under this Agreement.

     Section 2.03 Credit Agreement Terms.  Unless otherwise defined herein,  all
                  ----------------------
terms beginning with a capital letter which are defined in the Credit  Agreement shall have the same meanings herein as therein.

     Section 2.04 Section References.  Unless otherwise provided for herein, all
                  ------------------
references herein to Sections are to Sections of this Agreement.

                                    ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     In  order to  induce  Secured  Party  to  accept  this  Agreement,  Pledgor represents and warrants to Secured Party (which  representations  and warranties will survive the creation and payment of the Obligations) that:

     Section 3.01 Ownership of  Collateral;  Encumbrances.   Except as otherwise
                  ---------------------------------------
permitted by the Credit Agreement, Pledgor is the record and beneficial owner of the  Collateral  free and clear of any Lien  except  for the  security  interest created by this  Agreement,  and Pledgor has full right,  power and authority to pledge, assign and grant a security interest in the Collateral to Secured Party.

     Section 3.02 No Required Consent.  No authorization,  consent,  approval or
                  -------------------
other action by, and no notice to or filing with, any governmental  authority or regulatory  body  (other  than the filing of  financing  statements  in favor of
Secured Party) is required for (i) the due execution,  delivery and  performance by Pledgor of this Agreement, (ii) the grant by Pledgor of the security interest granted by this Agreement or (iii) the perfection of such security interest.

     Section 3.03 Pledged  Securities.   The Pledged  Securities  have been duly
                  -------------------
authorized and validly issued, and are fully paid and non-assessable.

     Section 3.04 First  Priority  Security  Interest.  The  pledge  of Pledged
                  -----------------------------------
Securities  pursuant to this  Agreement,  the  delivery to Secured  Party of the certificates  representing  the Pledged  Securities  accompanied by stock powers duly executed in blank and the filing of appropriate financing statements in the relevant locations create a valid and perfected first priority security interest in the  Collateral,  enforceable  against  Pledgor  and all  third  parties  and securing payment of the Obligations.

                                 Exhibit D-3-5

                                    ARTICLE 4

                            COVENANTS AND AGREEMENTS
                            ------------------------

     Pledgor  will  at all  times  comply  with  the  covenants  and  agreements contained in this Article 4, from the date hereof and for so long as any part of the Obligations  (other than any indemnity which is not yet due and payable) are outstanding.

     Section 4.01 Sale,  Disposition or  Encumbrance  of  Collateral.  Except as
                  --------------------------------------------------
otherwise not prohibited by the Credit Agreement or this Agreement, Pledgor will not in any way  encumber any of the  Collateral  (or permit or suffer any of the
Collateral to be encumbered) or sell, pledge,  assign, lend or otherwise dispose of or transfer  any of the  Collateral  to or in favor of any Person  other than
Secured Party.

     Section 4.02 Voting Rights;  Dividends or Distributions.  Until both (i) an
                  ------------------------------------------
Event of Default shall have  occurred and be continuing  and (ii) either (a) the
Loans have become due and  payable at their  stated  maturity  and have not been paid, (b) the Loans have been declared due and payable  pursuant to Article X of the  Credit  Agreement,  or (c)  Secured  Party has given  notice to  Pledgor of
Secured Party's intent to exercise its rights under Section 6.02:

          (a)  Pledgor  shall  be  entitled  to  exercise  any and  all  voting, management  and/or other consensual rights and powers inuring to an owner of the
Collateral or any part thereof for any purpose not  inconsistent  with the terms of this Agreement and the other Loan Documents.

          (b) Pledgor shall be entitled to receive and retain (free and clear of and no longer  subject to this  Agreement or the Lien  created  pursuant to this
Agreement) any and all dividends,  distributions and interest paid in respect of the Collateral, provided, however, that any and all

                    (i)  dividends  and interest  paid or payable  other than in cash in  respect  of, and  instruments  and other  property  received, receivable or otherwise  distributed in respect of, or in exchange for
          (including,  without  limitation,  any certificate,  share or interest purchased  or exchanged  in  connection  with a tender offer or merger agreement),  any  Collateral,

                    (ii)  dividends and other  distributions  paid or payable in cash in  respect of any  Collateral  in  connection  with a partial or total liquidation or dissolution, or reclassification, and

                    (iii) cash paid, payable or otherwise distributed in respect of  principal  of,  or in  redemption  of,  or in  exchange  for,  any
          Collateral,

shall  be,  and  shall  be  promptly  delivered  to  Secured  Party  to hold as,
Collateral  and shall,  if  received  by  Pledgor,  be received in trust for the benefit of Secured  Party,  be  segregated  from the other  property or funds of
Pledgor,  and be promptly  delivered to Secured  Party as Collateral in the same

                                 Exhibit D-3-6

form as so  received  (with any  necessary  endorsement)  ),  provided  further, however,  in no event shall the foregoing  proviso be applicable  to, or prevent the Pledgor from receiving and retaining any securities  that are not pledged or intended or required to be pledged to the Secured Party pursuant to any Security
Instrument, including this Agreement.

     Section 4.03 Records and  Information.  Pledgor  shall  keep  accurate  and
                  ------------------------
complete records of the Collateral (including proceeds, payments, distributions, income and profits).  Pledgor will promptly  provide  written  notice to Secured
Party of all  information  which in any way affects the filing of any  financing statement or other public notices or recordings  pertaining to the perfection of a security  interest in the Collateral,  or the delivery and possession of items of  Collateral  for  the  purpose  of  perfecting  a  security  interest  in the
Collateral.

     Section 4.04 Certain Liabilities.  Pledgor hereby assumes all liability for
                  -------------------
the Collateral, the security interest created hereunder and any use, possession, maintenance,  management,  enforcement  or  collection  of  any  or  all  of the
Collateral.

     Section 4.05 Further Assurances. Upon the request of Secured Party, Pledgor
                  ------------------
shall  (at  Pledgor's   expense)  execute  and  deliver  all  such  assignments,
certificates,  instruments,  securities, financing statements,  notifications to financial intermediaries,  clearing corporations, issuers of securities or other third parties or other  documents and give further  assurances  and do all other acts and  things as Secured  Party may  reasonably  request  to perfect  Secured
Party's  interest in the Collateral or to protect,  enforce or otherwise  effect
Secured Party's rights and remedies hereunder.

     Section 4.06 Rights to Sell. If Secured  Party shall  determine to exercise
                  --------------
its  rights  to  sell  all  or  any of the  Collateral  pursuant  to its  rights hereunder,  Pledgor agrees that, upon request of Secured Party, Pledgor will, at its own expense:

          (a) execute and deliver,  and use all reasonable efforts to cause each issuer of the Collateral  contemplated to be sold and the directors and officers thereof to execute and deliver,  all such  instruments and documents,  and do or cause to be done all such other acts and things,  as may be necessary or, in the reasonable opinion of Secured Party, advisable to register such Collateral under the  provisions of the Securities Act of 1933, as from time to time amended (the
"Securities Act"), if such registration is, in the reasonable opinion of Secured
Party, necessary or advisable to effect a public distribution of the Collateral, and to cause the registration statement relating thereto to become effective and to remain  effective for such period as  prospectuses  are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus  which, in the reasonable  opinion of Secured Party, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and  regulations  of the  Securities  and Exchange  Commission  applicable thereto;

          (b) use all  reasonable  efforts to qualify the  Collateral  under the state  securities  or "Blue Sky" laws and to obtain all  necessary  governmental approvals for the sale of the Collateral, as requested by Secured Party;

                                 Exhibit D-3-7

          (c) use all  reasonable  efforts  to cause  each  such  issuer to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act; and

          (d) use all  reasonable  efforts  to do or  cause  to be done all such others acts and things as may be necessary  to make such sale of the  Collateral or any part thereof valid and binding and in compliance with applicable law.

Pledgor further  acknowledges  the  impossibility  of ascertaining the amount of damages  which would be  suffered  by Secured  Party by reason of the failure by
Pledgor to perform  any of the  covenants  contained  in this  Section  4.06 and consequently agrees that if Pledgor shall fail to perform any of such covenants, it shall pay (to the extent permitted by law), as liquidated damages, and not as penalty,  an  amount  (in no event to exceed  the  amount  of  Obligations  then outstanding) equal to the value of the Collateral  affected by Pledgor's failure to perform any of the  covenants  contained in this Section 4.06 on the date the
Secured Party shall demand compliance with this Section 4.06.

                                    ARTICLE 5

                   RIGHTS, DUTIES AND POWERS OF SECURED PARTY
                   ------------------------------------------

     The following  rights,  duties and powers of Secured  Party are  applicable irrespective of whether an Event of Default occurs and is continuing:

     Section 5.01 Discharge  Encumbrances.  Secured  Party  may, at its  option,
                  -----------------------
three (3) Business Days after  receipt by Pledgor of prior  written  notice from
Secured Party of its intent to do so,  discharge any Liens at any time levied or placed on the Collateral  that are  prohibited by the Credit  Agreement and that are not being contested in good faith by appropriate proceedings. Pledgor agrees to reimburse  Secured Party within five (5) days after demand for any payment so made, plus interest  thereon from the date of Secured Party's demand at the rate per  annum  equal to 2% plus the rate  applicable  to ABR Loans as  provided  in
Section 3.02(a) of the Credit Agreement.

     Section 5.02 Transfer of  Collateral.  Subject  to  the terms of the Credit
                  -----------------------
Agreement,  Secured Party may transfer any or all of the  Obligations,  and upon any such  transfer  Secured Party may transfer its interest in any or all of the
Collateral and shall be fully discharged thereafter from all liability therefor.
Any transferee of the Collateral shall be vested with all rights, powers, duties and remedies of Secured Party hereunder.

     Section 5.03 Cumulative and Other Rights.  The rights,  powers and remedies
                  ---------------------------
of Secured Party  hereunder  are in addition to all rights,  powers and remedies given by law or in equity.  The exercise by Secured  Party of any one or more of the rights, powers and remedies herein shall not be construed as a waiver of any other rights,  powers and remedies,  including,  without  limitation,  any other rights of set-off.

     Section 5.04 Disclaimer  of Certain  Duties.  The powers  conferred  upon
                  ------------------------------
Secured Party by this  Agreement  are to protect its interest in the  Collateral and shall not impose any duty upon  Secured  Party to exercise  any such powers.
Pledgor  hereby agrees that Secured Party shall not be liable for, nor shall the

                                 Exhibit D-3-8

indebtedness  evidenced by the  Obligations be diminished  by,  Secured  Party's delay or  failure  to collect  upon,  foreclose,  sell,  take  possession  of or otherwise obtain value for the Collateral.

     Section 5.05 Custody and  Preservation  of the  Collateral.  Secured  Party
                  ---------------------------------------------
shall  be  deemed  to  have  exercised   reasonable  care  in  the  custody  and
preservation  of the  Collateral in its possession if the Collateral is accorded treatment  substantially  equal to that which comparable  secured parties accord comparable  collateral,  it being understood and agreed,  however,  that Secured
Party shall not have  responsibility  for (i) ascertaining or taking action with respect to calls, conversions,  exchanges,  maturities, tenders or other matters relative to any  Collateral,  whether or not  Secured  Party has or is deemed to have knowledge of such matters,  or (ii) taking any necessary  steps to preserve rights against Persons or entities with respect to any Collateral.

                                    ARTICLE 6

                                EVENTS OF DEFAULT
                                -----------------

     Section 6.01 Events.  An  "Event  of  Default"  (as  defined  in the Credit
                  ------
Agreement)  which has occurred and is  continuing  shall  constitute an Event of
Default under this Agreement.

     Section 6.02 Remedies.  Upon the  occurrence and during the  continuance of
                  --------
any Event of Default, Secured Party may take any or all of the following actions without notice or demand to Pledgor (except that Secured Party will not take any action in the case of paragraphs  (b) and (f) below until five (5) Business Days after  receipt by Pledgor of written  notice from Secured Party of its intent to do so):

          (a)  Subject  to  applicable   provisions   contained  in  the  Credit
Agreement,  declare all or part of the indebtedness  pursuant to the Obligations immediately  due and payable  and enforce  payment of the same by Pledgor or any
Obligor.

          (b)  Sell,  in one or  more  sales  and in  one or  more  parcels,  or otherwise dispose of any or all of the Collateral in any commercially reasonable manner as Secured Party may elect,  in a public or private  transaction,  at any location as deemed  reasonable by Secured Party either for cash or credit or for future  delivery at such price as Secured Party may  reasonably  deem fair,  and
(unless  prohibited by the Uniform Commercial Code, as adopted in any applicable jurisdiction)  Secured  Party may be the  purchaser of any or all  Collateral so sold and may apply upon the  purchase  price  therefor any  Obligations  secured hereby.  Any such sale or transfer by Secured  Party  either to itself or to any other  Person  shall be  absolutely  free  from any  claim of right by  Pledgor, including any equity or right of redemption, stay or appraisal which Pledgor has or may have  under  any rule of law,  regulation  or  statute  now  existing  or hereafter adopted. Upon any such sale or transfer,  Secured Party shall have the right to deliver, assign and transfer to the purchaser or transferee thereof the
Collateral  so sold  or  transferred.  If  Secured  Party  reasonably  deems  it advisable to do so, it may restrict the bidders or  purchasers  of any such sale or transfer to Persons or entities  who will  represent  and agree that they are purchasing  the  Collateral  for their own  account and not with the view to the distribution  or resale of any of the  Collateral.  Secured  Party  may,  at its
discretion, provide for a public sale, and any such public sale shall be held at such time or times within ordinary business hours and at such place or places as

                                 Exhibit D-3-9

Secured  Party may fix in the notice of such sale.  Secured  Party  shall not be obligated  to make any sale  pursuant  to any such  notice.  Secured  Party may,
without  notice  or   publication,   adjourn  any  public  or  private  sale  by
announcement  at any time and place  fixed for such  sale,  and such sale may be made at any time or place to which  the same may be so  adjourned.  In the event any sale or transfer  hereunder is not  completed or is defective in the opinion of Secured Party,  such sale or transfer shall not exhaust the rights of Secured
Party  hereunder,  and  Secured  Party shall have the right to cause one or more subsequent  sales  or  transfers  to be  made  hereunder.  If  only  part of the
Collateral is sold or transferred such that the Obligations  remain  outstanding
(in whole or in part),  Secured Party's rights and remedies  hereunder shall not be exhausted, waived or modified, and Secured Party is specifically empowered to make one or more successive sales or transfers until all the Collateral shall be sold or transferred  and all the Obligations are paid. In the event that Secured
Party elects not to sell the  Collateral,  Secured  Party  retains its rights to dispose of or utilize the  Collateral or any part or parts thereof in any manner authorized  or permitted  by law or in equity,  and to apply the proceeds of the same towards payment of the Obligations.

          (c)  Apply  proceeds  of  the  disposition  of the  Collateral  to the
Obligations  in any manner elected by Secured Party and permitted by the Code or otherwise permitted by law or in equity.  Such application may include,  without limitation,  the  reasonable  attorneys'  fees and legal  expenses  incurred  by
Secured Party.

          (d) Appoint  any Person as agent to perform any act or acts  necessary or incident to any sale or transfer by Secured Party of the Collateral.

          (e) Receive, change the address for delivery, open and dispose of mail addressed to Pledgor,  and to execute,  assign and endorse  negotiable and other instruments  for the payment of money,  documents of title or other evidences of payment,  shipment or storage for any form of Collateral on behalf of and in the name of Pledgor.

          (f)  Exercise  all other  rights and  remedies  permitted by law or in equity.

     Section 6.03 Attorney-in-Fact.  Pledgor hereby irrevocably appoints Secured
                  ----------------
Party as Pledgor's attorney-in-fact,  with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Secured
Party's discretion upon the occurrence and during the continuance of an Event of
Default,  but at  Pledgor's  cost and  expense,  three (3)  Business  Days after receipt by Pledgor of written  notice from Secured Party of its intent to do so, to take  any  action  and to  execute  any  assignment,  certificate,  financing statement, stock power, notification, document or instrument which Secured Party may deem  necessary or advisable to accomplish  the purposes of this  Agreement, including,  without limitation,  to receive, endorse and collect all instruments made payable to Pledgor  representing  any dividend,  interest  payment or other distribution  in respect of the  Collateral or any part thereof and to give full discharge for the same.

     Section 6.04 Liability for Deficiency.  If any sale or other disposition of
                  ------------------------
Collateral by Secured Party in compliance with the Loan Documents and applicable law or any other action of Secured Party  hereunder in compliance  with the Loan
Documents  and  applicable  law results in  reduction of the  Obligations,  such action will not release  Pledgor  from its  liability  to Secured  Party for any

                                 Exhibit D-3-10

unpaid  Obligations,  including (to the extent permitted by law) costs,  charges and expenses  incurred in the liquidation of Collateral,  together with interest thereon until paid at the rate per annum equal to 2% plus the rate applicable to
ABR Loans as provided in Section 3.02(a) of the Credit  Agreement,  and the same shall be immediately due and payable to Secured Party at Secured Party's address set forth in the opening paragraph hereof.

     Section 6.05 Reasonable  Notice.  If  any  applicable  provision of any law
                  ------------------
requires  Secured Party to give reasonable  notice of any sale or disposition or other action,  Pledgor  hereby agrees that ten days' prior written  notice shall constitute  reasonable notice thereof.  Such notice, in the case of public sale, shall  state the time and place  fixed for such sale and, in the case of private sale, the time after which such sale is to be made.

     Section 6.06 Pledged  Securities.  Upon both (i) the  occurrence and during
                  -------------------
the  continuance  of an Event of Default and (ii) either (a) the Loans  becoming due and  payable at their  stated  maturity  and not paid,  (b) the Loans  being declared due and payable pursuant to Article X of the Credit  Agreement,  or (c)
Secured Party giving prior written  notice to Pledgor of Secured  Party's intent to exercise its rights under Section 6.02:

          (a) All  rights of  Pledgor  to receive  the  dividends  and  interest payments which it would  otherwise be authorized to receive and retain  pursuant to Section 4.02 shall cease,  and all such rights shall thereupon  become vested in Secured Party who shall  thereupon have the sole right to receive and hold as
Collateral such dividends and interest payments, but Secured Party shall have no duty to receive and hold such  dividends and interest  payments and shall not be responsible for any failure to do so or delay in so doing.

          (b) All dividends and interest  payments which are received by Pledgor contrary to the  provisions  of this Section 6.06 shall be received in trust for the benefit of Secured  Party,  shall be segregated  from other funds of Pledgor and shall be promptly  paid over to Secured Party as Collateral in the same form as so received (with any necessary endorsement).

          (c)  Secured  Party may  exercise  any and all  rights of  conversion, exchange,  subscription or any other rights, privileges or options pertaining to any  of the  Pledged  Securities  as if it  were  the  absolute  owner  thereof, including without limitation,  the right to exchange at its discretion,  any and all of the Pledged  Securities upon the merger,  consolidation,  reorganization, recapitalization  or other readjustment of any issuer of such Pledged Securities or upon the exercise by any such issuer or Secured Party of any right, privilege or  option  pertaining  to any  of  the  Pledged  Securities  and in  connection therewith, to deposit and deliver any and all of the Pledged Securities with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine,  all without  liability except to account for property  actually  received by it, but Secured  Party shall have no duty to exercise any of the  aforesaid  rights,  privileges or options and shall not be responsible for any failure to do so or delay in so doing.

     Section 6.07 Non-judicial  Enforcement.  To the  extent  permitted  by law,
                  -------------------------
Secured Party may enforce its rights hereunder without prior judicial process or judicial  hearing,  and to the extent permitted by law Pledgor  expressly waives any and all legal rights which might otherwise  require Secured Party to enforce its rights by judicial process.

                                 Exhibit D-3-11

                                    ARTICLE 7

                            MISCELLANEOUS PROVISIONS
                            ------------------------

     Section 7.01 Notices. Any notice required or permitted to be given under or
                  -------
in  connection  with this  Agreement  shall be in writing and shall be mailed by first  class or  express  mail,  postage  prepaid,  or sent by telex,  telegram, telecopy or other  similar  form of rapid  written  transmission  or  personally delivered to the receiving party. All such communications  shall be mailed, sent or delivered  at the address  respectively  indicated  in the opening  paragraph hereof or at such other  address as either  party may have  furnished  the other party in writing.  Any  communication so addressed and mailed shall be deemed to be given upon receipt, any notice so sent by rapid written transmission shall be deemed to be given when  receipt of such  transmission  is  acknowledged  by the receiving  operator or equipment,  and any  communication so delivered in person shall be deemed to be given when  receipted for or actually  received by Pledgor or Secured Party, as the case may be.

     Section 7.02 Amendments and Waivers.  Secured Party's acceptance of partial
                  ----------------------
or delinquent payments or any forbearance,  failure or delay by Secured Party in exercising any right,  power or remedy hereunder shall not be deemed a waiver of any  obligation of Pledgor or any Obligor,  or of any right,  power or remedy of
Secured  Party;  and no partial  exercise  of any right,  power or remedy  shall preclude any other or further  exercise  thereof.  Secured  Party may remedy any
Event of Default hereunder or in connection with the Obligations without waiving the Event of Default so remedied.  Pledgor  hereby  agrees that if Secured Party agrees to a waiver of any provision  hereunder,  or an exchange of or release of the Collateral,  or the addition or release of any Obligor or other Person,  any such action shall not constitute a waiver of any of Secured Party's other rights or of Pledgor's obligations hereunder.  This Agreement may be amended only by an instrument in writing  executed  jointly by Pledgor and Secured Party and may be supplemented  only by documents  delivered or to be delivered in accordance with the express terms hereof.

     Section 7.03 Copy as Financing Statement. A photocopy or other reproduction
                  ---------------------------
of this  Agreement may be delivered by Pledgor or Secured Party to any financial intermediary  or other third party for the purpose of transferring or perfecting any or all of the  Pledged  Securities  to  Secured  Party  or its  designee  or assignee.

     Section 7.04 Possession  of  Collateral.  Secured  Party shall be deemed to
                  --------------------------
have  possession of any  Collateral in transit to it or set apart for it (or, in either case, any of its agents, affiliates or correspondents).

     Section 7.05 Redelivery  of  Collateral.   If  any   sale  or  transfer  of
                  --------------------------
Collateral by Secured Party results in full satisfaction of the Obligations, and after such sale or transfer and  discharge  there remains a surplus of proceeds,
Secured  Party will  deliver to Pledgor such excess  proceeds in a  commercially reasonable  time;  provided,  however,  that  Secured  Party  shall not have any liability  for any  interest,  cost or expense in  connection  with any delay in delivering such proceeds to Pledgor.

Exhibit D-3-12

     Section 7.06 Governing Law;  Jurisdiction.  This Agreement and the security
                  ----------------------------
interest  granted  hereby shall be construed in accordance  with and governed by the laws of the State of Texas  (except to the extent that the laws of any other jurisdiction  govern the  perfection  and  priority  of the  security  interests granted hereby).

     Section 7.07 Continuing Security Agreement.
                  -----------------------------

          (a) Except as otherwise provided by applicable law (including, without limitation,  Section  9.620 of the Code),  no action taken or omission to act by
Secured Party hereunder,  including,  without limitation, any exercise of voting or  consensual  rights  pursuant to Section  6.06 or any other  action  taken or inaction  pursuant to Section 6.02, shall be deemed to constitute a retention of the  Collateral in  satisfaction  of the  Obligations or otherwise to be in full satisfaction of the Obligations,  and the Obligations shall remain in full force and effect, until Secured Party shall have applied payments (including,  without limitation,  collections  from  Collateral)  towards the Obligations in the full amount then outstanding or until such subsequent time as is hereinafter provided in subsection (b) below.

          (b) To the extent that any payments on the  Obligations or proceeds of the  Collateral  are  subsequently  invalidated,  declared to be  fraudulent  or preferential,  set  aside or  required  to be  repaid  to a  trustee,  debtor in possession,  receiver or other Person under any  bankruptcy  law,  common law or equitable  cause,  then to such extent the  Obligations  so  satisfied  shall be revived and  continue as if such  payment or proceeds  had not been  received by
Secured  Party,  and Secured  Party's  security  interests,  rights,  powers and remedies  hereunder shall continue in full force and effect. In such event, this
Agreement shall be  automatically  reinstated if it shall  theretofore have been terminated pursuant to Section 7.08.

     Section 7.08 Termination.  The grant of a security  interest  hereunder and
                  -----------
all of Secured Party's rights, powers and remedies in connection therewith shall remain in full force and effect until  Secured Party has (i)  retransferred  and delivered  all  Collateral  in its  possession  to Pledgor,  and (ii) executed a written  release or  termination  statement and  reassigned  to Pledgor  without recourse or warranty any remaining  Collateral and all rights  conveyed  hereby.
Upon (i) the complete payment of the Obligations (other than any indemnity which is not yet due and payable),  (ii) the expiration of all outstanding  Letters of
Credit,  and (iii) the  termination of the  Commitments,  Secured Party,  at the written request and expense of Pledgor, will release,  reassign and transfer the
Collateral  to Pledgor and declare this  Agreement to be of no further  force or effect.  Notwithstanding  the  foregoing,  Section  4.04 and the  provisions  of subsection 7.07(b) shall survive the termination of this Agreement.

     Section 7.09 Counterparts; Effectiveness. This Agreement may be executed in
                  ---------------------------
two or more counterparts.  Each counterpart is deemed an original,  but all such counterparts  taken  together  constitute  one and  the  same  instrument.  This
Agreement becomes effective upon the execution hereof by Pledgor and delivery of the same to Secured Party,  and it is not necessary for Secured Party to execute any acceptance hereof or otherwise signify or express its acceptance hereof.

     Section 7.10 Limitation by Law. All rights, remedies and powers provided in
                  -----------------
this  Agreement  may be exercised  only to the extent that the exercise  thereof

                                 Exhibit D-3-13

does not violate any applicable provision of law, and all the provisions of this
Agreement are intended to be subject to all applicable  mandatory  provisions of law which may be controlling  and to be limited to the extent  necessary so that they shall not render  this  Agreement  invalid,  unenforceable,  in whole or in part, or not entitled to be recorded,  registered or filed under the  provisions of any applicable law.

     Section 7.11 Interest. It is the intention of the parties hereto to conform
                  --------
strictly to usury laws  applicable to Secured Party or any Lender.  Accordingly, if the transactions contemplated hereby would be usurious under applicable state or federal law, then, notwithstanding anything to the contrary in this Agreement or in any other Loan Document, it is agreed as follows: (i) the aggregate of all consideration  which constitutes  interest under law applicable to Secured Party or any Lender that is contracted for, taken, reserved, charged or received under the Obligations, this Agreement or under any other Loan Document or otherwise in connection with the Obligations shall under no circumstances  exceed the maximum amount  allowed by such  applicable  law, (ii) in the event that the maturity of the Obligations is accelerated  for any reason,  or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law  applicable  to Secured Party or any Lender may never include more than such maximum  amount,  and  (iii)  excess  interest,  if  any,  provided  for in this
Agreement, any other Loan Document or otherwise shall be cancelled automatically and, if  theretofore  paid,  shall be credited by Secured Party on the principal amount of the  Obligations  (or, to the extent that the principal  amount of the
Obligations  shall  have  been or would  thereby  be paid in full,  refunded  by
Secured  Party  to  Pledgor).  The  right  to  accelerate  the  maturity  of the
Obligations  does not include the right to accelerate any interest which has not otherwise  accrued on the date of such  acceleration,  and neither Secured Party nor any  Lender  intend  to  collect  any  unearned  interest  in the  event  of acceleration.  All sums paid or agreed to be paid to Secured Party or any Lender for  the  use,  forbearance  or  detention  of  sums  included  in  the  initial
Obligations  shall,  to the extent  permitted by  applicable  law, be amortized, prorated, allocated and spread throughout the full term of the Obligations until payment in full so that the rate or amount of interest on account of the initial
Obligations does not exceed the applicable usury ceiling, if any.

                         [Signatures begin on next page]

                                 Exhibit D-3-14

PLEDGOR:                ST. MARY LAND & EXPLORATION COMPANY
-------

                        By:   _______________________________________

                              David W. Honeyfield
                              Vice President - Finance, Secretary and Treasurer

SECURED PARTY:          WACHOVIA BANK, NATIONAL ASSOCIATION, as
-------------           Administrative Agent

                        By:   _______________________________________
                        Name: Philip J. Trinder
                              Title: Vice President

                                 Exhibit D-3-15

                                    EXHIBIT A

                               PLEDGED SECURITIES
                               ------------------

1.   St. Mary Energy Company, a Delaware  corporation  ("SMEC") -- 100 shares of the common  stock of SMEC,  registered  in the name of St.  Mary Land &
     Exploration  Company  ("Pledgor")  on the books of SMEC, as  represented by
     Certificate No. 001.

2.   Nance Petroleum Corporation, a Montana corporation ("Nance") -

     a.   20,000 shares of the common stock of Nance,  registered in the name of
          Pledgor on the books of Nance, as represented by Certificate No. 034.

     b.   5,000 shares of the common stock of Nance,  registered  in the name of
          Pledgor on the books of Nance, as represented by Certificate No. 015.

                                 Exhibit D-3-16

                                   EXHIBIT D-4

--------------------------------------------------------------------------------

                                     FORM OF

               AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

                                     Between

                          NANCE PETROLEUM CORPORATION,

                                   as Pledgor

                                       and

          WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent,

                                as Secured Party

                          Effective as of April 7, 2005

--------------------------------------------------------------------------------

                                 Exhibit D-4-1

               AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT
               --------------------------------------------------

     THIS AMENDED AND RESTATED  PLEDGE AND SECURITY  AGREEMENT is made effective as of April 7, 2005, by NANCE PETROLEUM CORPORATION,  a Montana corporation with principal offices at 550 N. 31st Street, Suite 500, Billings, Montana 59103-7168
("Pledgor"), in favor of WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking
  -------
association with offices at 301 South College Street, Charlotte,  North Carolina
28288, as Administrative  Agent (in such capacity,  the "Secured Party") for the
                                                         -------------
benefit of the  several  lenders  now or  hereafter  parties to the  hereinafter defined  Credit  Agreement  (individually,  a  "Lender"  and  collectively,  the
                                                ------
"Lenders").
 -------

                                    RECITALS

     A. Pursuant to that certain Credit  Agreement dated as of January 27, 2003, among St.  Mary Land &  Exploration  Company,  a Delaware  corporation  (the
"Borrower"),  Secured  Party  and  the  lenders  party  thereto  (the  "Existing
 --------                                                               --------
Lenders") (such Credit  Agreement,  as amended and  supplemented,  the "Existing
-------                                                                 --------
Credit  Agreement"),  Pledgor  received  certain loans and  extensions of credit
-----------------
under a revolving  credit  facility made available to Pledgor under the Existing
Credit Agreement, up to the aggregate principal amount of $300,000,000.

     B. The Existing Lenders  conditioned  their  obligations under the Existing
Credit  Agreement  upon the  execution  and  delivery by Pledgor of that certain
Pledge and Security Agreement dated as of January 27, 2003 (the "Existing Pledge
                                                                 ---------------
and Security Agreement").
----------------------

     C. The  Borrower,  Secured  Party and the Lenders have amended and restated
the Existing Credit Agreement by entering into that certain Amended and Restated
Credit  Agreement  dated of even date  herewith  (as  amended,  supplemented  or otherwise  modified  from time to time,  the "Credit  Agreement")  "),  whereby,
                                              -----------------
pursuant to which,  the Lenders have agreed to make certain  loans to and extend certain credit for the account of the Borrower  subject to the  limitations  set forth in the Credit Agreement. The initial loans under the Credit Agreement have been used by the  Borrower  to renew,  rearrange,  modify and extend all amounts outstanding under the Existing Credit Agreement.

     D. Pursuant to that certain Amended and Restated  Guaranty  Agreement dated of even date  herewith,  from  Pledgor  in favor of Secured  Party (as  amended, supplemented  or other  modified from time to time,  the "Guaranty  Agreement"),
                                                          -------------------
Pledgor has unconditionally guaranteed the prompt payment and performance of all indebtedness,  obligations  and  liabilities  of the Borrower to the Lenders and secured Party under or in connection with the Credit Agreement.

     E. The Secured  Party and the Lenders have  conditioned  their  obligations under the Credit  Agreement  upon the  execution and delivery by Pledgor of this
Amended and Restated  Pledge and Security  Agreement,  and Pledgor has agreed to execute and deliver this Amended and Restated Pledge and Security Agreement.

     NOW, THEREFORE, (i) in order to comply with the terms and conditions of the
Credit Agreement,  (ii) to induce the Lenders, at any time or from time to time, to loan  monies  and extend  credit,  with or  without  security,  to or for the account of Borrower in accordance with the terms of the Credit Agreement,  (iii)

                                 Exhibit D-4-2

at the special  insistence  and request of the Lenders,  and (iv) for other good and  valuable  consideration,  the  receipt and  sufficiency  of which is hereby acknowledged,  Pledgor and Secured  Party hereby agree that the Existing  Pledge and Security Agreement is hereby amended and restated in its entirety to read as follows:

                                    ARTICLE 1

                                SECURITY INTEREST
                                -----------------

     Section 1.01 Pledge. Pledgor hereby pledges,  assigns and grants to Secured
                  ------
Party a security interest in and right of set-off against the assets referred to in Section 1.02 (the  "Collateral") to secure the prompt payment and performance
                       ----------
of the "Obligations" (as defined in Section 2.02) and the performance by Pledgor
        -----------
of this Amended and Restated Pledge and Security Agreement.

     Section 1.02 Collateral.  The Collateral consists of the following types or
                  ----------
items of property which are owned by Pledgor:

          (a) The  securities  described  or  referred  to in Exhibit A attached hereto and made a part hereof.

          (b) (i) The  certificates or instruments,  if any,  representing  such membership  interests  and  such  units,  (ii)  all  dividends  (cash,  stock or otherwise),  cash,  instruments,  rights to subscribe,  purchase or sell and all other rights and property  from time to time  received,  receivable or otherwise distributed  in  respect  of or in  exchange  for any or all of such  membership interests or such units, (iii) all replacements and substitutions for any of the property referred to in this Section 1.02, including, without limitation, claims against third parties, and (iv) the proceeds, interest, profits and other income of or on any of the property referred to in this Section 1.02.

It is expressly  contemplated  that additional  securities or other property may from time to time be pledged, assigned or granted to Secured Party as additional security for the Obligations,  and the term "Collateral" as used herein shall be deemed  for all  purposes  hereof  to  include  all such  additional  membership interests,  units and property,  together  with all other  property of the types described above related thereto.

     Section 1.03 Transfer of  Collateral.   All  certificates   or  instruments
                  -----------------------
representing or evidencing the Pledged Securities shall be delivered to and held pursuant  hereto by Secured  Party or a Person  designated  by Secured Party and shall be in suitable form for transfer by delivery,  or shall be  accompanied by duly executed instruments of transfer or assignment in blank, or (in the case of either certificated or uncertificated  securities) Secured Party shall have been provided with evidence that the Pledged Securities have been otherwise delivered to Secured Party in accordance  with Section 8.301 of the Code,  all in form and substance satisfactory to Secured Party. Notwithstanding the preceding sentence, at Secured  Party's  discretion,  all Pledged  Securities  must be  delivered or transferred in such manner as to permit  Secured Party to meet the  requirements of  Section  8.303(a)(3)  of the Code to the  extent of its  security  interest.
Secured Party shall have the right,  at any time in its  discretion  and without notice to Pledgor, to transfer to or to register in the name of Secured Party or any of its  nominees any or all of the Pledged  Securities,  subject only to the

                                 Exhibit D-4-3

revocable  rights  specified in Section 4.02.  In addition,  Secured Party shall have the right at any time to exchange certificates or instruments  representing or evidencing  Pledged  Securities for certificates or instruments of smaller or larger denominations.

                                    ARTICLE 2

                                   DEFINITIONS
                                   -----------

     Section 2.01 Terms  Defined  Above.  As  used in this  Amended and Restated
                  ---------------------
Pledge and Security  Agreement,  the terms defined above shall have the meanings respectively assigned to them.

     Section 2.02 Certain  Definitions.  As  used in this  Amended  and Restated
                  --------------------
Pledge and Security  Agreement,  the  following  terms shall have the  following meanings, unless the context otherwise requires:

     "Agreement" means this Amended and Restated Pledge and Security  Agreement,
      ---------
as the  same  may  from  time to  time be  amended,  supplemented  or  otherwise modified.

     "Code"  means the Uniform  Commercial  Code as  presently  in effect in the
      ----
State of Texas,  Articles 1 through 9. Unless otherwise indicated by the context herein,  all uncapitalized  terms which are defined in the Code shall have their respective meanings as used in Articles 8 and 9 of the Code.

     "Event of Default" means any event specified in Section 6.01.
      ----------------

     "Obligations"  means  the  collective  reference  to (a) all  indebtedness,
      -----------
obligations and liabilities of the Borrower under or in connection with the Loan
Documents,  including,  without limitation, the unpaid principal of and interest on the Loans and the LC Exposure and all other  obligations  and  liabilities of the  Borrower  (including,  without  limitation,  interest  accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and the LC Exposure and interest  accruing at the then  applicable rate provided in the Credit  Agreement after the filing of any petition in bankruptcy,  or the commencement of any insolvency,  reorganization or like proceeding,  relating to the Borrower,  whether or not a claim for post-filing or post-petition  interest is allowed in such  proceeding)  to Secured Party or any Lender (or, in the case of any Swap Agreement  referred to below, any Affiliate of any Lender),  whether direct  or  indirect,  absolute  or  contingent,  due or to become  due,  or now existing or hereafter incurred,  which may arise under, out of, or in connection with,  the Credit  Agreement,  the other Loan  Documents  or any Swap  Agreement entered into by the Borrower  with any Lender (or any  Affiliate of any Lender), or any other document made, delivered or given in connection therewith,  in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities,  costs, expenses or otherwise (including,  without limitation,  all reasonable fees and  disbursements of counsel to Secured Party or to the Lenders that are required to be paid by the Borrower pursuant to the terms of any of the foregoing  agreements),  (b) all  indebtedness,  obligations  and liabilities of
Pledgor  under  or in  connection  with  the  Guaranty  Agreement  and  (c)  all obligations  of  Pledgor  which  may  arise  under or in  connection  with  this
Agreement or any other Loan Document to which Pledgor is a party.

                                 Exhibit D-4-4

     The  term  "Obligations"  shall  mean  all  indebtedness,  obligations  and
                 -----------
liabilities  described,  referred to or mentioned in the  immediately  preceding paragraph  of this  definition,  and all  renewals,  rearrangements,  increases,
substitutions,   replacements   and   extensions  for  any  period  thereof  and
amendments, supplements or modifications thereto, in whole or in part.

     "Obligor" means any Person, other than Pledgor, liable (whether directly or
      -------
indirectly,  primarily or secondarily)  for the payment or performance of any of the Obligations whether as maker, co-maker, endorser,  guarantor,  accommodation party, general partner or otherwise.

     "Pledged  Securities"  means  all  of the  securities  and  other  property
      -------------------
(whether or not the same constitutes a "security" under the Code) referred to in
Section 1.02(a) or 1.02(b) and all additional  securities,  if any, constituting
Collateral under this Agreement.

     Section 2.03 Credit Agreement Terms. Unless otherwise defined herein, terms
                  ----------------------
beginning with a capital letter which are defined in the Credit  Agreement shall have the same meanings herein as therein.

     Section 2.04 Section References.  Unless otherwise provided for herein, all
                  ------------------
references herein to Sections are to Sections of this Agreement.

                                    ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     In  order to  induce  Secured  Party  to  accept  this  Agreement,  Pledgor represents and warrants to Secured Party (which  representations  and warranties will survive the creation and payment of the Obligations) that:

     Section 3.01 Ownership of  Collateral;  Encumbrances.   Except as otherwise
                  ---------------------------------------
permitted by the Credit Agreement, Pledgor is the record and beneficial owner of the  Collateral  free and clear of any Lien  except  for the  security  interest created by this  Agreement,  and Pledgor has full right,  power and authority to pledge, assign and grant a security interest in the Collateral to Secured Party.

     Section 3.02 No Required Consent.  No authorization,  consent,  approval or
                  -------------------
other action by, and no notice to or filing with, any governmental  authority or regulatory  body  (other  than the filing of  financing  statements  in favor of
Secured Party) is required for (i) the due execution,  delivery and  performance by Pledgor of this Agreement, (ii) the grant by Pledgor of the security interest granted by this Agreement or (iii) the perfection of such security interest.

     Section 3.03 Pledged  Securities.   The Pledged  Securities  have been duly
                  -------------------
authorized and validly issued, and are fully paid and non-assessable.

     Section 3.04 First  Priority  Security  Interest.  The  pledge  of  Pledged
                  -----------------------------------
Securities  pursuant to this  Agreement,  the  delivery to Secured  Party of the certificates  representing  the Pledged  Securities  accompanied by stock powers duly executed in blank and the filing of appropriate financing statements in the relevant locations create a valid and perfected first priority security interest

                                 Exhibit D-4-5

in the  Collateral,  enforceable  against  Pledgor  and all  third  parties  and securing payment of the Obligations.

                                    ARTICLE 4

                            COVENANTS AND AGREEMENTS
                            ------------------------

     Pledgor  will  at all  times  comply  with  the  covenants  and  agreements contained in this Article 4, from the date hereof and for so long as any part of the Obligations  (other than any indemnity which is not yet due and payable) are outstanding.

     Section 4.01 Sale,  Disposition or  Encumbrance  of  Collateral.  Except as
                  --------------------------------------------------
otherwise not prohibited by the Credit Agreement or this Agreement, Pledgor will not in any way  encumber any of the  Collateral  (or permit or suffer any of the
Collateral to be encumbered) or sell, pledge,  assign, lend or otherwise dispose of or transfer  any of the  Collateral  to or in favor of any Person  other than
Secured Party.

     Section 4.02 Voting Rights;  Dividends or Distributions.  Until both (i) an
                  ------------------------------------------
Event of Default shall have  occurred and be continuing  and (ii) either (a) the
Loans have become due and  payable at their  stated  maturity  and have not been paid, (b) the Loans have been declared due and payable  pursuant to Article X of the  Credit  Agreement,  or (c)  Secured  Party has given  notice to  Pledgor of
Secured Party's intent to exercise its rights under Section 6.02:

          (a)  Pledgor  shall  be  entitled  to  exercise  any and  all  voting, management  and/or other consensual rights and powers inuring to an owner of the
Collateral or any part thereof for any purpose not  inconsistent  with the terms of this Agreement and the other Loan Documents.

          (b) Pledgor shall be entitled to receive and retain (free and clear of and no longer  subject to this  Agreement or the Lien  created  pursuant to this
Agreement) any and all dividends,  distributions and interest paid in respect of the Collateral,  provided,  however, that any and all

                    (i)  dividends  and interest  paid or payable  other than in cash in  respect  of, and  instruments  and other  property  received, receivable or otherwise  distributed in respect of, or in exchange for
          (including,  without  limitation,  any certificate,  share or interest purchased  or exchanged  in  connection  with a tender offer or merger agreement), any Collateral,

                    (ii)  dividends and other  distributions  paid or payable in cash in  respect of any  Collateral  in  connection  with a partial or total liquidation or dissolution, or reclassification, and

                    (iii) cash paid, payable or otherwise distributed in respect of  principal  of,  or in  redemption  of,  or in  exchange  for,  any
          Collateral,

shall  be,  and  shall  be  promptly  delivered  to  Secured  Party  to hold as,
Collateral  and shall,  if  received  by  Pledgor,  be received in trust for the benefit of Secured  Party,  be  segregated  from the other  property or funds of

                                 Exhibit D-4-6

Pledgor,  and be promptly  delivered to Secured  Party as Collateral in the same form as so  received  (with any  necessary  endorsement)  ),  provided  further, however,  in no event shall the foregoing  proviso be applicable  to, or prevent the Pledgor from receiving and retaining any securities  that are not pledged or intended or required to be pledged to the Secured Party pursuant to any Security
Instrument, including this Agreement.

     Section 4.03 Records and  Information.  Pledgor  shall  keep  accurate  and
                  ------------------------
complete records of the Collateral (including proceeds, payments, distributions, income and profits).  Pledgor will promptly  provide  written  notice to Secured
Party of all  information  which in any way affects the filing of any  financing statement or other public notices or recordings  pertaining to the perfection of a security  interest in the Collateral,  or the delivery and possession of items of  Collateral  for  the  purpose  of  perfecting  a  security  interest  in the
Collateral.

     Section 4.04 Certain Liabilities.  Pledgor hereby assumes all liability for
                  -------------------
the Collateral, the security interest created hereunder and any use, possession, maintenance,  management,  enforcement  or  collection  of  any  or  all  of the
Collateral.

     Section 4.05 Further Assurances. Upon the request of Secured Party, Pledgor
                  ------------------
shall  (at  Pledgor's   expense)  execute  and  deliver  all  such  assignments,
certificates,  instruments,  securities, financing statements,  notifications to financial intermediaries,  clearing corporations, issuers of securities or other third parties or other  documents and give further  assurances  and do all other acts and  things as Secured  Party may  reasonably  request  to perfect  Secured
Party's  interest in the Collateral or to protect,  enforce or otherwise  effect
Secured Party's rights and remedies hereunder.

     Section 4.06 Rights to Sell. If Secured  Party shall  determine to exercise
                  --------------
its  rights  to  sell  all  or  any of the  Collateral  pursuant  to its  rights hereunder,  Pledgor agrees that, upon request of Secured Party, Pledgor will, at its own expense:

          (a) execute and deliver,  and use all reasonable efforts to cause each issuer of the Collateral  contemplated to be sold and the directors and officers thereof to execute and deliver,  all such  instruments and documents,  and do or cause to be done all such other acts and things,  as may be necessary or, in the reasonable opinion of Secured Party, advisable to register such Collateral under the  provisions of the Securities Act of 1933, as from time to time amended (the
"Securities Act"), if such registration is, in the reasonable opinion of Secured
Party, necessary or advisable to effect a public distribution of the Collateral, and to cause the registration statement relating thereto to become effective and to remain  effective for such period as  prospectuses  are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus  which, in the reasonable  opinion of Secured Party, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and  regulations  of the  Securities  and Exchange  Commission  applicable thereto;

          (b) use all  reasonable  efforts to qualify the  Collateral  under the state  securities  or "Blue Sky" laws and to obtain all  necessary  governmental approvals for the sale of the Collateral, as requested by Secured Party;

                                 Exhibit D-4-7

          (c) use all  reasonable  efforts  to cause  each  such  issuer to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act; and

          (d) use all  reasonable  efforts  to do or  cause  to be done all such others acts and things as may be necessary  to make such sale of the  Collateral or any part thereof valid and binding and in compliance with applicable law.

Pledgor further  acknowledges  the  impossibility  of ascertaining the amount of damages  which would be  suffered  by Secured  Party by reason of the failure by
Pledgor to perform  any of the  covenants  contained  in this  Section  4.06 and consequently agrees that if Pledgor shall fail to perform any of such covenants, it shall pay (to the extent permitted by law), as liquidated damages, and not as penalty,  an  amount  (in no event to exceed  the  amount  of  Obligations  then outstanding) equal to the value of the Collateral  affected by Pledgor's failure to perform any of the  covenants  contained in this Section 4.06 on the date the
Secured Party shall demand compliance with this Section 4.06.

                                    ARTICLE 5

                   RIGHTS, DUTIES AND POWERS OF SECURED PARTY
                   ------------------------------------------

     The following  rights,  duties and powers of Secured  Party are  applicable irrespective of whether an Event of Default occurs and is continuing:

     Section 5.01 Discharge  Encumbrances.   Secured  Party  may, at its option,
                  -----------------------
three (3) Business Days after  receipt by Pledgor of prior  written  notice from
Secured Party of its intent to do so,  discharge any Liens at any time levied or placed on the Collateral  that are  prohibited by the Credit  Agreement and that are not being contested in good faith by appropriate proceedings. Pledgor agrees to reimburse  Secured Party within five (5) days after demand for any payment so made, plus interest  thereon from the date of Secured Party's demand at the rate per  annum  equal to 2% plus the rate  applicable  to ABR Loans as  provided  in
Section 3.02(a) of the Credit Agreement.

     Section 5.02 Transfer of  Collateral.  Subject  to the terms  of the Credit
                  -----------------------
Agreement,  Secured Party may transfer any or all of the  Obligations,  and upon any such  transfer  Secured Party may transfer its interest in any or all of the
Collateral and shall be fully discharged thereafter from all liability therefor.
Any transferee of the Collateral shall be vested with all rights, powers, duties and remedies of Secured Party hereunder.

     Section 5.03 Cumulative and Other Rights.  The rights,  powers and remedies
                  ---------------------------
of Secured Party  hereunder  are in addition to all rights,  powers and remedies given by law or in equity.  The exercise by Secured  Party of any one or more of the rights, powers and remedies herein shall not be construed as a waiver of any other rights,  powers and remedies,  including,  without  limitation,  any other rights of set-off.

     Section 5.04 Disclaimer  of Certain  Duties.   The  powers  conferred  upon
                  ------------------------------
Secured Party by this  Agreement  are to protect its interest in the  Collateral and shall not impose any duty upon  Secured  Party to exercise  any such powers.
Pledgor  hereby agrees that Secured Party shall not be liable for, nor shall the

                                 Exhibit D-4-8

indebtedness  evidenced by the  Obligations be diminished  by,  Secured  Party's delay or  failure  to collect  upon,  foreclose,  sell,  take  possession  of or otherwise obtain value for the Collateral.

     Section 5.05 Custody and  Preservation  of the  Collateral.  Secured  Party
                  ---------------------------------------------
shall  be  deemed  to  have  exercised   reasonable  care  in  the  custody  and
preservation  of the  Collateral in its possession if the Collateral is accorded treatment  substantially  equal to that which comparable  secured parties accord comparable  collateral,  it being understood and agreed,  however,  that Secured
Party shall not have  responsibility  for (i) ascertaining or taking action with respect to calls, conversions,  exchanges,  maturities, tenders or other matters relative to any  Collateral,  whether or not  Secured  Party has or is deemed to have knowledge of such matters,  or (ii) taking any necessary  steps to preserve rights against Persons or entities with respect to any Collateral.

                                    ARTICLE 6

                                EVENTS OF DEFAULT
                                -----------------

     Section 6.01 Events.   An "Event of  Default"  (as  defined  in the  Credit
                  ------
Agreement)  which has occurred and is  continuing  shall  constitute an Event of
Default under this Agreement.

     Section 6.02 Remedies.  Upon the  occurrence and during the  continuance of
                  --------
any Event of Default, Secured Party may take any or all of the following actions without notice or demand to Pledgor (except that Secured Party will not take any action in the case of paragraphs  (b) and (f) below until five (5) Business Days after  receipt by Pledgor of written  notice from Secured Party of its intent to do so):

          (a)  Subject  to  applicable   provisions   contained  in  the  Credit
Agreement,  declare all or part of the indebtedness  pursuant to the Obligations immediately  due and payable  and enforce  payment of the same by Pledgor or any
Obligor.

          (b)  Sell,  in one or  more  sales  and in  one or  more  parcels,  or otherwise dispose of any or all of the Collateral in any commercially reasonable manner as Secured Party may elect,  in a public or private  transaction,  at any location as deemed  reasonable by Secured Party either for cash or credit or for future  delivery at such price as Secured Party may  reasonably  deem fair,  and
(unless  prohibited by the Uniform Commercial Code, as adopted in any applicable jurisdiction)  Secured  Party may be the  purchaser of any or all  Collateral so sold and may apply upon the  purchase  price  therefor any  Obligations  secured hereby.  Any such sale or transfer by Secured  Party  either to itself or to any other  Person  shall be  absolutely  free  from any  claim of right by  Pledgor, including any equity or right of redemption, stay or appraisal which Pledgor has or may have  under  any rule of law,  regulation  or  statute  now  existing  or hereafter adopted. Upon any such sale or transfer,  Secured Party shall have the right to deliver, assign and transfer to the purchaser or transferee thereof the
Collateral  so sold  or  transferred.  If  Secured  Party  reasonably  deems  it advisable to do so, it may restrict the bidders or  purchasers  of any such sale or transfer to Persons or entities  who will  represent  and agree that they are purchasing  the  Collateral  for their own  account and not with the view to the distribution  or resale of any of the  Collateral.  Secured  Party  may,  at its
discretion, provide for a public sale, and any such public sale shall be held at such time or times within ordinary business hours and at such place or places as

                                 Exhibit D-4-9

Secured  Party may fix in the notice of such sale.  Secured  Party  shall not be obligated  to make any sale  pursuant  to any such  notice.  Secured  Party may,
without  notice  or   publication,   adjourn  any  public  or  private  sale  by
announcement  at any time and place  fixed for such  sale,  and such sale may be made at any time or place to which  the same may be so  adjourned.  In the event any sale or transfer  hereunder is not  completed or is defective in the opinion of Secured Party,  such sale or transfer shall not exhaust the rights of Secured
Party  hereunder,  and  Secured  Party shall have the right to cause one or more subsequent  sales  or  transfers  to be  made  hereunder.  If  only  part of the
Collateral is sold or transferred such that the Obligations  remain  outstanding
(in whole or in part),  Secured Party's rights and remedies  hereunder shall not be exhausted, waived or modified, and Secured Party is specifically empowered to make one or more successive sales or transfers until all the Collateral shall be sold or transferred  and all the Obligations are paid. In the event that Secured
Party elects not to sell the  Collateral,  Secured  Party  retains its rights to dispose of or utilize the  Collateral or any part or parts thereof in any manner authorized  or permitted  by law or in equity,  and to apply the proceeds of the same towards payment of the Obligations.

          (c)  Apply  proceeds  of  the  disposition  of the  Collateral  to the
Obligations  in any manner elected by Secured Party and permitted by the Code or otherwise permitted by law or in equity.  Such application may include,  without limitation,  the  reasonable  attorneys'  fees and legal  expenses  incurred  by
Secured Party.

          (d) Appoint  any Person as agent to perform any act or acts  necessary or incident to any sale or transfer by Secured Party of the Collateral.

          (e) Receive, change the address for delivery, open and dispose of mail addressed to Pledgor,  and to execute,  assign and endorse  negotiable and other instruments  for the payment of money,  documents of title or other evidences of payment,  shipment or storage for any form of Collateral on behalf of and in the name of Pledgor.

          (f)  Exercise  all other  rights and  remedies  permitted by law or in equity.

     Section 6.03 Attorney-in-Fact.  Pledgor hereby irrevocably appoints Secured
                  ----------------
Party as Pledgor's attorney-in-fact,  with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Secured
Party's discretion upon the occurrence and during the continuance of an Event of
Default,  but at  Pledgor's  cost and  expense,  three (3)  Business  Days after receipt by Pledgor of written  notice from Secured Party of its intent to do so, to take  any  action  and to  execute  any  assignment,  certificate,  financing statement, stock power, notification, document or instrument which Secured Party may deem  necessary or advisable to accomplish  the purposes of this  Agreement, including,  without limitation,  to receive, endorse and collect all instruments made payable to Pledgor  representing  any dividend,  interest  payment or other distribution  in respect of the  Collateral or any part thereof and to give full discharge for the same.

     Section 6.04 Liability for Deficiency.  If any sale or other disposition of
                  ------------------------
Collateral by Secured Party in compliance with the Loan Documents and applicable law or any other action of Secured Party  hereunder in compliance  with the Loan
Documents  and  applicable  law results in  reduction of the  Obligations,  such action will not release  Pledgor  from its  liability  to Secured  Party for any

                                 Exhibit D-4-10

unpaid  Obligations,  including (to the extent permitted by law) costs,  charges and expenses  incurred in the liquidation of Collateral,  together with interest thereon until paid at the rate per annum equal to 2% plus the rate applicable to
ABR Loans as provided in Section 3.02(a) of the Credit  Agreement,  and the same shall be immediately due and payable to Secured Party at Secured Party's address set forth in the opening paragraph hereof.

     Section 6.05 Reasonable  Notice.   If any  applicable  provision of any law
                  ------------------
requires  Secured Party to give reasonable  notice of any sale or disposition or other action,  Pledgor  hereby agrees that ten days' prior written  notice shall constitute  reasonable notice thereof.  Such notice, in the case of public sale, shall  state the time and place  fixed for such sale and, in the case of private sale, the time after which such sale is to be made.

     Section 6.06 Pledged  Securities.  Upon both (i) the  occurrence and during
                  -------------------
the  continuance  of an Event of Default and (ii) either (a) the Loans  becoming due and  payable at their  stated  maturity  and not paid,  (b) the Loans  being declared due and payable pursuant to Article X of the Credit  Agreement,  or (c)
Secured Party giving prior written  notice to Pledgor of Secured  Party's intent to exercise its rights under Section 6.02:

          (a) All  rights of  Pledgor  to receive  the  dividends  and  interest payments which it would  otherwise be authorized to receive and retain  pursuant to Section 4.02 shall cease,  and all such rights shall thereupon  become vested in Secured Party who shall  thereupon have the sole right to receive and hold as
Collateral such dividends and interest payments, but Secured Party shall have no duty to receive and hold such  dividends and interest  payments and shall not be responsible for any failure to do so or delay in so doing.

          (b) All dividends and interest  payments which are received by Pledgor contrary to the  provisions  of this Section 6.06 shall be received in trust for the benefit of Secured  Party,  shall be segregated  from other funds of Pledgor and shall be promptly  paid over to Secured Party as Collateral in the same form as so received (with any necessary endorsement).

          (c)  Secured  Party may  exercise  any and all  rights of  conversion, exchange,  subscription or any other rights, privileges or options pertaining to any  of the  Pledged  Securities  as if it  were  the  absolute  owner  thereof, including without limitation,  the right to exchange at its discretion,  any and all of the Pledged  Securities upon the merger,  consolidation,  reorganization, recapitalization  or other readjustment of any issuer of such Pledged Securities or upon the exercise by any such issuer or Secured Party of any right, privilege or  option  pertaining  to any  of  the  Pledged  Securities  and in  connection therewith, to deposit and deliver any and all of the Pledged Securities with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine,  all without  liability except to account for property  actually  received by it, but Secured  Party shall have no duty to exercise any of the  aforesaid  rights,  privileges or options and shall not be responsible for any failure to do so or delay in so doing.

     Section 6.07 Non-judicial  Enforcement.  To  the  extent  permitted by law,
                  -------------------------
Secured Party may enforce its rights hereunder without prior judicial process or judicial  hearing,  and to the extent permitted by law Pledgor  expressly waives any and all legal rights which might otherwise  require Secured Party to enforce its rights by judicial process.

                                 Exhibit D-4-11

                                    ARTICLE 7

                            MISCELLANEOUS PROVISIONS
                            ------------------------

     Section 7.01 Notices. Any notice required or permitted to be given under or
                  -------
in  connection  with this  Agreement  shall be in writing and shall be mailed by first  class or  express  mail,  postage  prepaid,  or sent by telex,  telegram, telecopy or other  similar  form of rapid  written  transmission  or  personally delivered to the receiving party. All such communications  shall be mailed, sent or delivered  at the address  respectively  indicated  in the opening  paragraph hereof or at such other  address as either  party may have  furnished  the other party in writing.  Any  communication so addressed and mailed shall be deemed to be given upon receipt, any notice so sent by rapid written transmission shall be deemed to be given when  receipt of such  transmission  is  acknowledged  by the receiving  operator or equipment,  and any  communication so delivered in person shall be deemed to be given when  receipted for or actually  received by Pledgor or Secured Party, as the case may be.

     Section 7.02 Amendments and Waivers.  Secured Party's acceptance of partial
                  ----------------------
or delinquent payments or any forbearance,  failure or delay by Secured Party in exercising any right,  power or remedy hereunder shall not be deemed a waiver of any  obligation of Pledgor or any Obligor,  or of any right,  power or remedy of
Secured  Party;  and no partial  exercise  of any right,  power or remedy  shall preclude any other or further  exercise  thereof.  Secured  Party may remedy any
Event of Default hereunder or in connection with the Obligations without waiving the Event of Default so remedied.  Pledgor  hereby  agrees that if Secured Party agrees to a waiver of any provision  hereunder,  or an exchange of or release of the Collateral,  or the addition or release of any Obligor or other Person,  any such action shall not constitute a waiver of any of Secured Party's other rights or of Pledgor's obligations hereunder.  This Agreement may be amended only by an instrument in writing  executed  jointly by Pledgor and Secured Party and may be supplemented  only by documents  delivered or to be delivered in accordance with the express terms hereof.

     Section 7.03 Copy as Financing Statement. A photocopy or other reproduction
                  ---------------------------
of this  Agreement may be delivered by Pledgor or Secured Party to any financial intermediary  or other third party for the purpose of transferring or perfecting any or all of the  Pledged  Securities  to  Secured  Party  or its  designee  or assignee.

     Section 7.04 Possession  of  Collateral.   Secured Party shall be deemed to
                  --------------------------
have  possession of any  Collateral in transit to it or set apart for it (or, in either case, any of its agents, affiliates or correspondents).

     Section 7.05 Redelivery  of  Collateral.  If  any   sale  or   transfer  of
                  --------------------------
Collateral by Secured Party results in full satisfaction of the Obligations, and after such sale or transfer and  discharge  there remains a surplus of proceeds,
Secured  Party will  deliver to Pledgor such excess  proceeds in a  commercially reasonable  time;  provided,  however,  that  Secured  Party  shall not have any liability  for any  interest,  cost or expense in  connection  with any delay in delivering such proceeds to Pledgor.

                                 Exhibit D-4-12

     Section 7.06 Governing Law;  Jurisdiction.  This Agreement and the security
                  ----------------------------
interest  granted  hereby shall be construed in accordance  with and governed by the laws of the State of Texas  (except to the extent that the laws of any other jurisdiction  govern the  perfection  and  priority  of the  security  interests granted hereby).

     Section 7.07 Continuing Security Agreement.
                  -----------------------------

          (a) Except as otherwise provided by applicable law (including, without limitation,  Section  9.620 of the Code),  no action taken or omission to act by
Secured Party hereunder,  including,  without limitation, any exercise of voting or  consensual  rights  pursuant to Section  6.06 or any other  action  taken or inaction  pursuant to Section 6.02, shall be deemed to constitute a retention of the  Collateral in  satisfaction  of the  Obligations or otherwise to be in full satisfaction of the Obligations,  and the Obligations shall remain in full force and effect, until Secured Party shall have applied payments (including,  without limitation,  collections  from  Collateral)  towards the Obligations in the full amount then outstanding or until such subsequent time as is hereinafter provided in subsection (b) below.

          (b) To the extent that any payments on the  Obligations or proceeds of the  Collateral  are  subsequently  invalidated,  declared to be  fraudulent  or preferential,  set  aside or  required  to be  repaid  to a  trustee,  debtor in possession,  receiver or other Person under any  bankruptcy  law,  common law or equitable  cause,  then to such extent the  Obligations  so  satisfied  shall be revived and  continue as if such  payment or proceeds  had not been  received by
Secured  Party,  and Secured  Party's  security  interests,  rights,  powers and remedies  hereunder shall continue in full force and effect. In such event, this
Agreement shall be  automatically  reinstated if it shall  theretofore have been terminated pursuant to Section 7.08.

     Section 7.08 Termination.  The grant of a security  interest  hereunder and
                  -----------
all of Secured Party's rights, powers and remedies in connection therewith shall remain in full force and effect until  Secured Party has (i)  retransferred  and delivered  all  Collateral  in its  possession  to Pledgor,  and (ii) executed a written  release or  termination  statement and  reassigned  to Pledgor  without recourse or warranty any remaining  Collateral and all rights  conveyed  hereby.
Upon (i) the complete payment of the Obligations (other than any indemnity which is not yet due and payable),  (ii) the expiration of all outstanding  Letters of
Credit,  and (iii) the  termination of the  Commitments,  Secured Party,  at the written request and expense of Pledgor, will release,  reassign and transfer the
Collateral  to Pledgor and declare this  Agreement to be of no further  force or effect.  Notwithstanding  the  foregoing,  Section  4.04 and the  provisions  of subsection 7.07(b) shall survive the termination of this Agreement.

     Section 7.09 Counterparts; Effectiveness. This Agreement may be executed in
                  ---------------------------
two or more counterparts.  Each counterpart is deemed an original,  but all such counterparts  taken  together  constitute  one and  the  same  instrument.  This
Agreement becomes effective upon the execution hereof by Pledgor and delivery of the same to Secured Party,  and it is not necessary for Secured Party to execute any acceptance hereof or otherwise signify or express its acceptance hereof.

     Section 7.10 Limitation by Law. All rights, remedies and powers provided in
                  -----------------
this  Agreement  may be exercised  only to the extent that the exercise  thereof

                                 Exhibit D-4-13

does not violate any applicable provision of law, and all the provisions of this
Agreement are intended to be subject to all applicable  mandatory  provisions of law which may be controlling  and to be limited to the extent  necessary so that they shall not render  this  Agreement  invalid,  unenforceable,  in whole or in part, or not entitled to be recorded,  registered or filed under the  provisions of any applicable law.

     Section 7.11 Interest. It is the intention of the parties hereto to conform
                  --------
strictly to usury laws  applicable to Secured Party or any Lender.  Accordingly, if the transactions contemplated hereby would be usurious under applicable state or federal law, then, notwithstanding anything to the contrary in this Agreement or in any other Loan Document, it is agreed as follows: (i) the aggregate of all consideration  which constitutes  interest under law applicable to Secured Party or any Lender that is contracted for, taken, reserved, charged or received under the Obligations, this Agreement or under any other Loan Document or otherwise in connection with the Obligations shall under no circumstances  exceed the maximum amount allowed by such  applicable  law, (ii) in the event that the mat urity of the Obligations is accelerated  for any reason,  or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law  applicable  to Secured Party or any Lender may never include more than such maximum  amount,  and  (iii)  excess  interest,  if  any,  provided  for in this
Agreement, any other Loan Document or otherwise shall be cancelled automatically and, if  theretofore  paid,  shall be credited by Secured Party on the principal amount of the  Obligations  (or, to the extent that the principal  amount of the
Obligations  shall  have  been or would  thereby  be paid in full,  refunded  by
Secured  Party to Pledgor,  or to the  Company,  as  appropriate).  The right to accelerate  the  maturity  of the  Obligations  does not  include  the  right to accelerate  any  interest  which has not  otherwise  accrued on the date of such acceleration,  and neither  Secured  Party nor any Lender  intend to collect any unearned  interest in the event of  acceleration.  All sums paid or agreed to be paid to Secured  Party or any Lender for the use,  forbearance  or  detention of sums  included in the initial  Obligations  shall,  to the extent  permitted  by applicable law, be amortized, prorated, allocated and spread throughout the full term of the  Obligations  until  payment  in full so that the rate or  amount of interest on account of the initial  Obligations  does not exceed the  applicable usury ceiling, if any.

                         [Signatures begin on next page]

                                 Exhibit D-4-14

PLEDGOR:                NANCE PETROLEUM CORPORATION

                        By:   _______________________________________
                              David W. Honeyfield
                              Vice President - Finance

SECURED PARTY:          WACHOVIA BANK, NATIONAL
                                 ASSOCIATION, as Administrative Agent

                        By:   _______________________________________
                        Name: Philip J. Trinder
                        Title:Vice President

                                 Exhibit D-4-16

                                    EXHIBIT A

                               PLEDGED SECURITIES
                               ------------------

1.   NPC Inc., a Colorado  corporation  -- 100 shares of the common stock of NPC
     Inc., registered in the name of Nance Petroleum Corporation on the books of
     NPC Inc., as represented by Certificate No. 001.

                                 Exhibit D-4-16

                                    EXHIBIT E
                        FORM OF ASSIGNMENT AND ASSUMPTION

     Reference is made to the Amended and Restated Credit  Agreement dated as of
April  7,  2005 (as  amended  and in  effect  on the date  hereof,  the  "Credit
                                                                          ------
Agreement"),  among St. Mary Land &  Exploration  Company, the Lenders named
---------
therein and Wachovia Bank, National Association, as Administrative Agent for the
Lenders.  Terms  defined in the Credit  Agreement  are used herein with the same meanings.

     The Assignor named on the reverse hereof hereby sells and assigns,  without recourse,  to the Assignee named on the reverse hereof,  and the Assignee hereby purchases and assumes, without recourse, from the Assignor,  effective as of the
Assignment Date set forth on the reverse hereof,  the interests set forth on the
reverse  hereof  (the  "Assigned   Interest")  in  the  Assignor's   rights  and
                        -------------------
obligations  under the Credit  Agreement,  including,  without  limitation,  the interests set forth on the reverse  hereof in the  Commitment of the Assignor on the Assignment Date and Loans owing to the Assignor which are outstanding on the
Assignment Date,  together with the  participations  in Letters of Credit and LC
Disbursements held by the Assignor on the Assignment Date, but excluding accrued interest and fees to and  excluding the  Assignment  Date.  The Assignee  hereby acknowledges  receipt  of a copy of the  Credit  Agreement.  From and  after the
Assignment  Date  (i) the  Assignee  shall  be a party  to and be  bound  by the provisions of the Credit Agreement and, to the extent of the Assigned  Interest, have the rights and  obligations  of a Lender  thereunder  and (ii) the Assignor shall,  to the extent of the  Assigned  Interest,  relinquish  its rights and be released from its obligations under the Credit Agreement.

     This  Assignment  and Assumption is being  delivered to the  Administrative
Agent together with (i) if the Assignee is a Foreign Lender,  any  documentation required to be  delivered  by the  Assignee  pursuant to Section  5.03(e) of the
Credit Agreement,  duly completed and executed by the Assignee,  and (ii) if the
Assignee is not already a Lender under the Credit  Agreement,  an Administrative
Questionnaire in the form supplied by the  Administrative  Agent, duly completed by the Assignee.  The Assignor  shall pay the fee payable to the  Administrative
Agent pursuant to Section 12.04(b) of the Credit Agreement.

     This  Assignment  and  Assumption  shall be  governed by and  construed  in accordance with the laws of the State of Texas.

Date of Assignment:

Legal Name of Assignor:

Legal Name of Assignee:

Assignee's Address for Notices:

Effective Date of Assignment

("Assignment Date"):
  ---------------

                                  Exhibit E-1

======================================= =============================== ===================================
                                                                        Percentage       Assigned       of
                                                                        Facility/Commitment   (set  forth,
                                                                        to  at  least  8  decimals,  as  a
                                                                        percentage  of  the  Facility  and
                                                                        the aggregate  Commitments  of all
Facility                                Principal Amount Assigned       Lenders thereunder)
--------                                                                        ----------
--------------------------------------- ------------------------------- -----------------------------------
Commitment Assigned:                    $                                        %
--------------------------------------- ------------------------------- -----------------------------------
Loans:
--------------------------------------- ------------------------------- -----------------------------------

======================================= =============================== ===================================

The terms set forth above and on the reverse side hereof are hereby agreed to:

                        [Name of Assignor], as Assignor
                         ----------------

                        By:____________________________________
                        Name:
                        Title:

                        [Name of Assignee], as Assignee
                         ----------------

                        By: ___________________________________
                        Name:
                        Title:

                                  Exhibit E-2

The undersigned hereby consent to the within assignment:1

St. Mary Land & Exploration Company      Wachovia Bank, National
                                             Association, as Administrative
                                             Agent,

By: ______________________                   By: __________________________
Name:                                        Name:
Title:                                       Title:]

________________________
1 Consents to be included to the extent required by Section 9.04(b) of the
  Credit Agreement

                                  Exhibit E-3

                                   EXHIBIT F-1
                     FORM OF COMMITMENT INCREASE CERTIFICATE

                                 [   ], 200[ ]

To:  Wachovia Bank, National Association,
     as Administrative Agent

     The  Borrower,  the  Administrative  Agent and the other Agents and certain
Lenders have heretofore  entered into an Amended and Restated Credit  Agreement, dated  as of  April  7,  2005,  as  amended  from  time  to  time  (the  "Credit
                                                                          ------
Agreement").  Capitalized  terms not  otherwise  defined  herein  shall have the
---------
meaning given to such terms in the Credit Agreement.

     This Commitment Increase Certificate is being delivered pursuant to Section
2.06(c) of the Credit Agreement.

     Please  be  advised  that  the  undersigned  has  agreed  to  increase  its
Commitment  under the Credit  Agreement  effective [ ], 200[ ] from $[ ] to $[ ]
and (b)  that it  shall  continue  to be a party in all  respect  to the  Credit
Agreement and the other Loan Documents.

     The [Borrower/Lender] shall pay the fee payable to the Administrative Agent pursuant to Section 2.06(c)(ii) of the Credit Agreement.

                              Very truly yours,

                              [                                ]

                              By: ______________________________
                                Name: __________________________
                                Title: _________________________

                                 Exhibit F-1-1

Accepted and Agreed:

Wachovia Bank, National Association,
  as Administrative Agent

By: _____________________________
  Name: _________________________
  Title: ________________________

Accepted and Agreed:

St. Mary Land & Exploration Company

By: _____________________________
  Name: _________________________
  Title: ________________________

                                 Exhibit F-1-2

                                   EXHIBIT F-2
                      FORM OF ADDITIONAL LENDER CERTIFICATE

                                 [   ], 200[ ]

To:  Wachovia Bank, National Association
     as Administrative Agent

     The  Borrower,  the  Administrative  Agent and the other Agents and certain
Lenders have heretofore  entered into an Amended and Restated Credit  Agreement, dated  as of  April  7,  2005,  as  amended  from  time  to  time  (the  "Credit
                                                                          ------
Agreement").  Capitalized  terms not  otherwise  defined  herein  shall have the
---------
meaning given to such terms in the Credit Agreement.

     This Additional Lender  Certificate is being delivered  pursuant to Section
2.06(c) of the Credit Agreement.

     Please be advised  that the  undersigned  has agreed (a) to become a Lender under the Credit  Agreement  effective [ ], 200[ ] with a Commitment of $[ ] and
(b) that it shall be a party in all  respect  to the  Credit  Agreement  and the other Loan Documents.

     This Additional Lender Certificate is being delivered to the Administrative
Agent  together  with (i) if the  Additional  Lender  is a Foreign  Lender,  any
documentation  required to be delivered by such  Additional  Lender  pursuant to
Section  5.03(e) of the Credit  Agreement,  duly  completed  and executed by the
Additional Lender, and (ii) an Administrative Questionnaire in the form supplied by the  Administrative  Agent,  duly  completed by the  Additional  Lender.  The
[Borrower/Additional  Lender]  shall pay the fee  payable to the  Administrative
Agent pursuant to Section 2.06(c)(ii) of the Credit Agreement.

                              Very truly yours,

                              [                                ]

                              By: ______________________________
                                Name: __________________________
                                Title: _________________________

                                 Exhibit F-2-1

Accepted and Agreed:

Wachovia Bank, National Association,
  as Administrative Agent

By: _____________________________
  Name: _________________________
  Title: ________________________

Accepted and Agreed:

St. Mary Land & Exploration Company

By: _____________________________
  Name: _________________________
  Title: ________________________

                                 Exhibit F-2-2

                                  SCHEDULE 7.05
                                   LITIGATION

                                      NONE

                                Schedule 7.05-1

                                  SCHEDULE 7.15
            SUBSIDIARIES AND PARTNERSHIPS; NON-MATERIAL SUBSIDIARIES

-------------------------------------- -------------- ---------------- ------------------ ------------------ -------------
                                                                        Principal Place
                                                                        ---------------
                                        Jurisdiction   Organizational     of Business
                                        ------------   --------------     -----------
                                            of         Identification      and Chief                          Percentage
                                            --         --------------      ---------                          ----------
         Material Subsidiaries          Organization       Number       Executive Office       Owner              Owned
         ---------------------          ------------       ------       ----------------       -----              -----
-------------------------------------- -------------- ---------------- ------------------ ------------------ -------------
Nance Petroleum Corporation ("Nance")     Montana                                              Borrower           100%
-------------------------------------- -------------- ---------------- ------------------ ------------------ -------------
St. Mary Energy Company                   Delaware                                             Borrower           100%
-------------------------------------- -------------- ---------------- ------------------ ------------------ -------------
NPC Inc.2                                 Colorado                                              Nance             100%
-------------------------------------- -------------- ---------------- ------------------ ------------------ -------------
       Non-Material Subsidiaries
       -------------------------
-------------------------------------- -------------- ---------------- ------------------ ------------------ -------------
Hilltop Investment Partners               Colorado                                             Borrower            50%
-------------------------------------- -------------- ---------------- ------------------ ------------------ -------------
St. Mary East Texas LP                     Texas                                            SMT Texas LLC          99%
                                                                                               Borrower
                                                                                                                    1%
-------------------------------------- -------------- ---------------- ------------------ ------------------ -------------
Four Winds Marketing LLC                  Colorado                                             Borrower           100%
-------------------------------------- -------------- ---------------- ------------------ ------------------ -------------
Box Church Gas Gathering LLC              Colorado                                             Borrower       58.6754%
-------------------------------------- -------------- ---------------- ------------------ ------------------ -------------
Trinity River Services LLC                 Texas                                               Borrower            25%
-------------------------------------- -------------- ---------------- ------------------ ------------------ -------------
Sycamore Gas System                       Oklahoma                                             Borrower          3.11%
-------------------------------------- -------------- ---------------- ------------------ ------------------ -------------
SMT Texas LLC                              Texas                                               Borrower           100%
-------------------------------------- -------------- ---------------- ------------------ ------------------ -------------
SMEC Texas LLC                             Texas                                           St. Mary Energy        100%
                                                                                               Company
-------------------------------------- -------------- ---------------- ------------------ ------------------ -------------
SMEC LP                                    Texas                                             SMEC Texas LLC         99%

                                                                                           St. Mary Energy
                                                                                               Company              1%
-------------------------------------- -------------- ---------------- ------------------ ------------------ -------------

________________________
2 Will be merged into Nance by the end of June 2005.

                                Schedule 7.15-1

                                  SCHEDULE 7.19
                                 GAS IMBALANCES

                                      NONE

                                Schedule 7.19-1

                                  SCHEDULE 7.20
                               MARKETING CONTRACTS

                                      NONE

                                Schedule 7.20-1

                                  SCHEDULE 7.21
                                 SWAP AGREEMENTS

                                Schedule 7.21-1

GAS SWAPS
                                                                                            Remaining              Estimtd
                Contract                                         Contract Contract Monthly    Yearly   % of  Fixed Market MtM Value
CounterParty      Date   Contract # Price Index Purpose Area      Start     End    Volumes   Volumes  Hedges Price  Price at 4/5/2005
------------      ----   ---------- ----------- ------- ----      -----     ---    -------   -------  ------ -----  ----- -----------

JPMorgan        04/05/04 04NG25418  ANR         General MidCon   04/01/05 05/31/05   22,000    44,000        $5.65  $6.78    (49,908)
JPMorgan        10/01/04 742662     Reliant     Nemours Arklatex 04/01/05 12/31/05  114,444 1,030,000        $6.16  $7.48 (1,354,779)
                                      N/S         Acq.
JPMorgan        10/20/04 794404     ANR         General MidCon   04/01/05 12/31/05   40,000   360,000        $6.55  $7.30   (272,089)
JPMorgan        03/07/05 917381     ANR         General MidCon   05/01/05 12/31/05   50,000   400,000        $6.63  $7.39   (304,329)
JPMorgan        03/14/05 921825     ANR         General MidCon   06/01/05 12/31/05   50,000   350,000        $6.96  $7.46   (172,751)
JPMorgan        03/31/05 1010116    ANR         General MidCon   06/01/05 12/31/05   50,000   350,000        $7.48  $7.46      5,145
                                                                                   ------------------
                                                                                    326,444 2,534,000 34.14%
                                                                                   ------------------

BNP Paribas     04/01/04 64502      ANR         General MidCon   04/01/05 05/31/05   22,000    44,000        $5.64  $6.78    (50,347)
BNP Paribas     10/01/04 71816      IF PEPL     Agate   MidCon   04/01/05 12/31/05  103,333   930,000        $5.96  $7.29 (1,237,483)
                                                  Acq.
BNP Paribas     10/08/04 72148      IF Reliant  Nemours Arklatex 04/01/05 12/31/05   20,000   180,000        $6.52  $7.49   (174,065)
                                      N/S         Acq.
BNP Paribas     10/22/04 72840      IF ANR OK   General MidCon   04/01/05 12/31/05   40,000   360,000        $6.80  $7.31   (183,110)
BNP Paribas     03/18/05 79250      IF ANR OK   General MidCon   06/01/05 12/31/05   50,000   350,000        $7.17  $7.46   (100,671)
                                                                                   ------------------
                                                                                    235,333 1,864,000 25.12%
                                                                                   ------------------

J Aron & Co     03/15/04 WNP0CPC    ANR         General MicCon   04/01/05 04/30/05   22,000    22,000        $5.57  $6.60    (22,768)
J Aron & Co     03/11/04 WNP0CC8    ANR         General MicCon   04/01/05 04/30/05   20,800    20,800        $5.50  $6.60    (22,878)
J Aron & Co     03/31/04 WNP0EYH    ANR         General MicCon   04/01/05 05/31/05   22,000    44,000        $5.60  $6.78    (52,105)
J Aron & Co     05/11/04 WNP0LNT    ANR         General MicCon   04/01/05 05/31/05   22,000    44,000        $6.00  $6.78    (34,528)
J Aron & Co     04/07/04 WNP0FZY    ANR         General MicCon   04/01/05 05/31/05   22,000    44,000        $5.61  $6.78    (51,665)
J Aron & Co     06/24/04 WNP0SV0    ANR         General MicCon   04/01/05 07/31/05   25,000   100,000        $6.12  $6.99    (87,295)
J Aron & Co     10/07/04 WNP1BYO    ANR         General MicCon   04/01/05 12/31/05   40,000   360,000        $6.33  $7.30   (348,818)
J Aron & Co     10/21/04 WNP1EPD    ANR         General MicCon   04/01/05 12/31/05   40,000   360,000        $6.69  $7.30   (222,668)
J Aron & Co     03/02/05 WNP1Y1H    ANR         General MicCon   05/01/05 12/31/05   50,000   400,000        $6.51  $7.39   (354,164)
                                                                                   ------------------
                                                                                    263,800 1,394,800 18.79%
                                                                                   ------------------

Calyon          03/12/04 NY1987     ANR         General MidCon   04/01/05 04/30/05   20,800    20,800        $5.49  $6.60    (23,086)
Calyon          04/28/04 NY2212     ANR         General MidCon   04/01/05 05/31/05   22,000    44,000        $5.70  $6.78    (47,711)
Calyon          04/08/04 NY2110     ANR         General MidCon   04/01/05 05/31/05   22,000    44,000        $5.68  $6.78    (48,590)
Calyon          10/13/04 2851       ANR         General MidCon   04/01/05 12/31/05   40,000   360,000        $6.34  $7.30   (344,557)
Calyon          10/26/04 2901       ANR         General MidCon   04/01/05 12/31/05   50,000   450,000        $6.78  $7.30   (234,627)
Calyon          03/08/05 NY3376     ANR         General MidCon   06/01/05 12/31/05   50,000   350,000        $6.83  $7.45   (220,384)
                                                                                   ------------------
                                                                                    204,800 1,268,800 17.10%
                                                                                   ------------------

Wachovia        10/19/04 1005663    ANR         General MidCon   04/01/05 12/31/05   40,000   360,000  4.85% $6.38  $7.30   (330,226)

------------------------------------------------------------------------------------------------------------------------- -----------
Total GAS SWAPS - 2005                                                            1,070,378 7,421,600        $6.48  $7.34 (6,340,457)
========================================================================================================================= ===========

JPMorgan        10/01/04 742662     Reliant     Nemours Arklatex 01/01/06 10/31/06  105,000 1,050,000        $5.91  $7.37 (1,534,249)
                                      N/S         Acq.
JPMorgan        03/07/05 917381     ANR         General MidCon   01/01/06 04/30/06   50,000   200,000        $7.07  $7.82   (150,729)
JPMorgan        03/14/05 921825     ANR         General MidCon   01/01/06 04/30/06   50,000   200,000        $7.35  $7.83    (97,537)
JPMorgan        03/31/05 1010116    ANR         General MidCon   01/01/06 05/31/06   50,000   250,000        $7.60  $7.64     (8,478)
                                                                                   ------------------
                                                                                    255,000 1,700,000 46.70%
                                                                                   ------------------

BNP Paribas     10/01/04 71816      IF PEPL     Agate   MidCon   01/01/06 10/31/06  110,000 1,100,000        $5.64  $7.14 (1,651,258)
                                                  Acq.
BNP Paribas     10/08/04 72148      IF Reliant  Nemours Arklatex 01/01/06 12/31/06   20,000   240,000        $6.10  $7.37   (305,080)
                                      N/S         Acq.
BNP Paribas     03/18/05 79250      IF ANR OK   General MicCon   01/01/06 04/30/06   50,000   200,000        $7.44  $7.84    (78,905)
                                                                                   ------------------
                                                                                    180,000 1,540,000 42.31%
                                                                                   ------------------

Calyon          03/08/05 NY3376     ANR         General MidCon   01/01/06 04/30/06   50,000   200,000        $7.293  $7.83  (107,674)
                                                                                   ------------------
                                                                                     50,000   200,000  5.49%
                                                                                   ------------------

J Aron & Co     03/02/05 WNP1Y1H    ANR         General MicCon   01/01/06 04/30/06   50,000   200,000        $6.948  $7.82  (174,468)
                                                                                   ------------------
                                                                                     50,000   200,000  5.49%
                                                                                   ------------------

------------------------------------------------------------------------------------------------------------------------- -----------
Total GAS SWAPS - 2006                                                              535,000 3,640,000        $6.32  $7.44 (4,108,378)
========================================================================================================================= ===========

GAS COLLARS

JP Morgan       06/25/04 4NG26442   ANR         General MidCon   04/01/05 07/31/05   25,000   100,000        $5.500 $5.493       689
                         -43(FLOOR
JP Morgan       06/25/04 4NG26442   ANR         General MidCon   04/01/05 07/31/05  (25,000) (100,000)       $6.810 $6.406   (40,373)
                         -43(CAP)
JP Morgan       06/02/04 4NG26257   ANR         General MidCon   04/01/05 06/30/05   25,000    75,000        $5.750 $5.741       647
                         -58(FLOOR)
JP Morgan       06/02/04 4NG26257   ANR         General MidCon   04/01/05 06/30/05  (25,000)  (75,000)       $6.890 $6.627   (19,759)
                         -58(CAP)
JP Morgan       09/29/04 39518      ANR         General MidCon   04/01/05 12/31/05   40,000   360,000        $5.750 $5.692    21,016
                         (FLOOR)
JP Morgan       09/29/04 39518      ANR         General MidCon   04/01/05 12/31/05  (40,000) (360,000)       $7.300 $6.733  (204,237)
                         (CAP)
JP Morgan       10/06/04 51671      ANR         General MidCon   04/01/05 12/31/05   40,000   360,000        $5.611 $5.557    19,648
                         (FLOOR)
JP Morgan       10/06/04 51671      ANR         General MidCon   04/01/05 12/31/05  (40,000) (360,000)       $7.067 $6.407  (237,597)
                         (CAP)

J Aron & Co     10/28/04 PP16T      ANR         General MidCon   04/01/05 12/31/05   50,000   450,000        $6.111 $5.996    51,957
                             (FLOOR)
J Aron & Co     10/28/04 PP16T      ANR         General MidCon   04/01/05 12/31/05  (50,000) (450,000)       $7.839 $7.455  (172,552)
                             (CAP)

------------------------------------------------------------------------------------------------------------------------ ------------
Total GAS COLLARS - 2005                                                                                                    (580,561)
======================================================================================================================== ============

                                Schedule 7.21-1

                                  SCHEDULE 7.24
                               MATERIAL AGREEMENTS

1.   Indenture  Agreement dated as of March 13, 2002 between St. Mary Land &
     Exploration Company and Wells Fargo Bank West, N.A. for the Company's 5.75%
     Senior Convertible Notes due 2022.

2.   And the  agreements  set forth on the exhibit list to the Company's  Annual
     Report on Form 10-K for the year  ended  December  31,  2004,  as  material contracts included as exhibits 10.1 through 10.48.

                                Schedule 7.24-1

                                SCHEDULE 9.05(a)
                                   INVESTMENTS

                                      NONE

                               Schedule 9.05(a)-1

                                SCHEDULE 9.05(h)
                     EXISTING INVESTMENTS (NON-OIL AND GAS)

1.   50%   general   partnership   interest  in  Hilltop   Investments   holding
     approximately 41 acres of undeveloped land in Jefferson County at C-470 and
     Quincy.

2.   Residual net profits  interest in land located in Grand Junction,  Colorado if reclaimed by gravel  operator and sold as lots in  Mid-America  Business
     Park, a rail served industrial park.

                               Schedule 9.05(h)-1